                         File Nos. 33-62470 and 811-7704
    As filed with the Securities and Exchange Commission on February 27, 2008
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 93                                              [X]


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 94                                                             [X]


                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
               (Address of Principal Executive Offices) (zip code)


                                 (800) 648-5300
                                 --------------
              (Registrant's Telephone Number, including Area Code)


                                 Randall W. Merk
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

Copies of communications to:

Timothy W. Levin, Esq.       John Loder, Esq.          Koji Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box)

       / /   Immediately upon filing pursuant to paragraph (b)


       / x / On February 28, 2008 pursuant to paragraph (b)


       / /   60 days after filing pursuant to paragraph (a)(1)

       / /   On (date), pursuant to paragraph (a)(1)

       / /   75 days after filing pursuant to paragraph (a)(2)


       / /   On (date) pursuant to paragraph (a)(2) of Rule 485


             if appropriate, check the following box:

       / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C

   SCHWAB TARGET FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2008



   - Schwab Target 2010 Fund


   - Schwab Target 2015 Fund

   - Schwab Target 2020 Fund

   - Schwab Target 2025 Fund

   - Schwab Target 2030 Fund

   - Schwab Target 2035 Fund

   - Schwab Target 2040 Fund
   - Schwab Retirement Income Fund

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB TARGET FUNDS



       ABOUT THE FUNDS

          Schwab Target 2010 Fund..................................    2

          Schwab Target 2015 Fund..................................    2

          Schwab Target 2020 Fund..................................    2

          Schwab Target 2025 Fund..................................    2

          Schwab Target 2030 Fund..................................    2

          Schwab Target 2035 Fund..................................    2

          Schwab Target 2040 Fund..................................    2

          Schwab Retirement Income Fund............................    2

          Fund management..........................................   31

       INVESTING IN THE FUNDS

          Placing orders...........................................   33

          Placing orders through your intermediary.................   34

          Placing direct orders....................................   36

          Transaction policies.....................................   40

          Distributions and taxes..................................   45

                  ABOUT THE FUNDS

                  The Schwab Target Funds (the funds) share the same investment approach: each seeks to achieve its objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds). These underlying funds will include stock, bond and money market mutual funds and will be used by the funds to meet their target asset allocations and investment styles. The funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds, each fund is considered a "fund of funds."

                  The Schwab Retirement Income Fund is designed for investors currently in retirement, and has a majority of its portfolio invested in fixed income, ultra-short fixed income and money market funds. The other Schwab Target Funds (collectively, the target year funds) are designed for investors who are currently saving for their retirement and plan to retire close to the year indicated in a fund's name. These funds gradually decrease their equity holdings and increase fixed income holdings as the target retirement date approaches, becoming more conservative over time.

                  The retirement year included in a target year fund's name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                     SCHWAB TARGET FUNDS

                     Ticker symbols   Target 2010 Fund: SWBRX   Target 2015
                     Fund: SWGRX   Target 2020 Fund: SWCRX
                     Target 2025 Fund: SWHRX   Target 2030 Fund: SWDRX   Target
                     2035 Fund: SWIRX

                     Target 2040 Fund: SWERX   Retirement Income Fund: SWARX


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE OF THE FUNDS

Schwab Retirement Income Fund seeks to provide current income and, as a secondary investment objective, capital appreciation.


Each of the Schwab Target 2010, Schwab Target 2015, Schwab Target 2020, Schwab Target 2025, Schwab Target 2030, Schwab Target 2035, and Schwab Target 2040 Funds seeks to provide capital appreciation and income consistent with its current asset allocation.

--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS


Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds) in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each of the other funds (collectively, the target year funds), the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target year fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target year fund's allocation will be approximately 50% equity securities, 43% fixed income securities, 6% ultra-short fixed income securities and 1% money market funds. Each target year fund will continue to reduce its allocation to equity securities for 15 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, cash equivalents, including money market securities, and futures.


For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.

2  Schwab Target Funds

DESCRIPTION OF THE FUNDS' ASSET ALLOCATION STRATEGIES

Each fund invests in a combination of underlying Schwab Funds and Laudus Funds. Each fund's target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and ultra-short fixed income securities and money market funds. As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.

The following chart shows each fund's target allocation among the various asset classes as of the date of this prospectus.

TARGET ASSET ALLOCATION


                                                                                                             SCHWAB
                        SCHWAB      SCHWAB      SCHWAB      SCHWAB      SCHWAB      SCHWAB      SCHWAB     RETIREMENT
                        TARGET      TARGET      TARGET      TARGET      TARGET      TARGET      TARGET       INCOME
ASSET CLASS            2010 FUND   2015 FUND   2020 FUND   2025 FUND   2030 FUND   2035 FUND   2040 FUND      FUND
---------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES         54%         61%         65%         69%         72%         76%         79%          20%
FIXED-INCOME
  SECURITIES              40%         35%         33%         29%         26%         22%         19%          50%
ULTRA-SHORT FIXED
  INCOME SECURITIES        4%          3%          1%          1%          1%          1%          1%          25%
MONEY MARKET FUNDS         2%          1%          1%          1%          1%          1%          1%           5%


As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed income and ultra-short fixed income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.

The target asset allocation of the Schwab Retirement Income Fund is expected to remain fixed over time. The target asset allocations of the target year funds have been developed with two general rules of investing in mind:

- Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment's potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed income securities, although their returns have tended to be more volatile in the short-term.

- Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.

For these reasons, the target asset allocations of the target year funds are expected to vary over time as your investment horizon changes.

                                                          Schwab Target Funds  3

Over time, the allocation to asset classes will change according to a predetermined "glide path," as illustrated below. As the glide path shows, each target year fund's asset mix becomes more conservative as time elapses--both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. Once a fund reaches its most conservative planned allocation, approximately 15 years after its target date, its allocation to equity securities will remain fixed at approximately 20% of assets and the remainder will be allocated to fixed-income and ultra-short fixed income securities and money market funds. At such time, the target year fund's allocations should match the allocations of the Schwab Retirement Income Fund. The adviser reserves the right to modify the glide path from time to time should circumstances warrant.


TARGET ASSET ALLOCATION OVER TIME

[LINE GRAPH]

                                INTERNATIONAL       SMALL-CAP         LARGE-CAP                          ULTRA-SHORT
                                   EQUITY            EQUITY            EQUITY         FIXED-INCOME      FIXED INCOME
                                -------------       ---------         ---------       ------------      ------------
-35                                  21                17                47                13                 1
                                     21                17                46                14                 1
                                     21                17                46                14                 1
                                     21                17                45                15                 1
                                     21                17                44                16                 1
-30                                  20                17                44                17                 1
                                     20                17                44                17                 1
                                     20                16                44                18                 1
                                     20                15                44                19                 1
                                     20                15                44                19                 1
-25                                  19                15                44                20                 1
                                     19                15                43                21                 1
                                     19                14                43                22                 1
                                     19                14                43                22                 1
                                     19                14                42                23                 1
-20                                  19                14                41                24                 1
                                     19                14                41                24                 1
                                     18                14                41                25                 1
                                     18                14                40                26                 1
                                     18                13                40                27                 1
-15                                  18                13                40                27                 1
                                     18                12                40                28                 1
                                     17                12                40                29                 1
                                     17                12                40                29                 1
                                     17                12                39                30                 1
-10                                  17                12                38                31                 1
                                     17                11                38                32                 1
                                     17                11                38                32                 1
                                     16                11                38                33                 1
                                     16                11                37                34                 1
-5                                   16                11                37                34                 1
                                     16                11                36                35                 1
                                     16                11                35                35                 2
                                     15                11                35                35                 3
                                     15                11                35                35                 3
T                                    15                10                35                35                 4
                                     14                10                34                37                 4
                                     14                 9                33                38                 5
                                     13                 9                32                40                 5
                                     13                 8                31                41                 6
5                                    12                 8                30                43                 6
                                     12                 7                29                44                 7
                                     11                 7                28                46                 7
                                     11                 6                27                47                 8
                                     10                 6                26                49                 8
10                                   10                 5                25                50                 9
                                      9                 5                24                50                11
                                      9                 4                23                50                13
                                      8                 4                22                50                15
                                      8                 3                21                50                17
15                                    7                 3                20                50                19
                                      7                 2                19                50                21
                                      6                 2                18                50                22
                                      6                 1                17                50                23
                                      5                 1                16                50                24
20                                    5                 0                15                50                25

                                MONEY MARKET
                                    FUNDS
                                ------------
-35                                   1
                                      1
                                      1
                                      1
                                      1
-30                                   1
                                      1
                                      1
                                      1
                                      1
-25                                   1
                                      1
                                      1
                                      1
                                      1
-20                                   1
                                      1
                                      1
                                      1
                                      1
-15                                   1
                                      1
                                      1
                                      1
                                      1
-10                                   1
                                      1
                                      1
                                      1
                                      1
-5                                    1
                                      1
                                      1
                                      1
                                      1
T                                     1
                                      1
                                      1
                                      1
                                      1
5                                     1
                                      1
                                      1
                                      1
                                      1
10                                    1
                                      1
                                      1
                                      1
                                      1
15                                    1
                                      1
                                      2
                                      3
                                      4
20                                    5

COMBINATION OF A TARGET FUND WITH THE SCHWAB RETIREMENT INCOME FUND


Each target year fund's target asset allocation will be strategically adjusted on at least an annual basis. When the target asset allocation of a target year fund matches the target asset allocation of the Schwab Retirement Income Fund and, therefore, becomes fixed (approximately 15 years after the fund's target retirement date), the fund's Board of Trustees expects to approve the combination of the fund with the Schwab Retirement Income Fund. At such time, the target year fund's shareholders will become shareholders of the Schwab Retirement Income Fund. Shareholders will be notified prior to such combination.


4  Schwab Target Funds

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds' asset allocation strategies. In general, a target year fund with a later target date is expected to be more volatile than a target year fund with an earlier target date. The Schwab Retirement Income Fund is expected to be the least volatile of the funds.

- INVESTMENT RISK. Your investment is not a bank deposit. Your investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- ASSET ALLOCATION RISK. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the funds' assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money on your investment.

- DIRECT INVESTMENT RISK. Each fund may invest a portion of its assets directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. A fund's direct investment in these securities is subject to the same or similar risks as those described for an underlying fund's investment in the same security. Please see "Principal Risks of the Underlying Funds" for a description of these risks.

INVESTOR PROFILE

The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor's assets prior to, and continuing after, the investor's retirement. The main component of the investment program is the funds' ongoing reallocation of the investor's assets among various asset classes, including equities, fixed income securities and money market securities and other cash investments. In particular, the funds are designed for investors who are either saving for retirement, in the case of the target year funds, or, in the case of the Schwab Retirement Income Fund, for investors who are currently in retirement.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a suitable investment for investors

- seeking an investment whose asset allocation mix becomes more conservative over time

- seeking funds that combine the potential for capital appreciation and income

- seeking the convenience of funds that allocate their assets among both stock and bond investments

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be suitable for investors

- seeking to invest for a short period of time

- uncomfortable with fluctuations in the value of their investment

- seeking to use the funds for educational savings accounts

The funds are designed to be an integral part of an investor's overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.

                                                          Schwab Target Funds  5

RISK SPECTRUM

Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Target year funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the target year funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.

[RISK SPECTRUM CHART]

6  Schwab Target Funds

FUND PERFORMANCE HISTORY


Schwab Target 2015 Fund


Schwab Target 2025 Fund


Schwab Target 2035 Fund




Because each of the above funds is new, no performance figures are given. This information will appear in a future version of these funds' prospectus.


Schwab Target 2010 Fund

Schwab Target 2020 Fund

Schwab Target 2030 Fund

Schwab Target 2040 Fund

Schwab Retirement Income Fund



The information below and on the following page shows each fund's returns before and after taxes, and compares its performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes


- may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

SCHWAB TARGET 2010 FUND

[BAR CHART]


      12.67    3.90

        06      07

BEST
QUARTER: 5.69% Q4 2006
WORST
QUARTER: (2.60%) Q4 2007


SCHWAB TARGET 2020 FUND

      13.46    3.45

        06      07

BEST
QUARTER: 6.00% Q4 2006
WORST
QUARTER: (3.24%) Q4 2007

SCHWAB TARGET 2030 FUND

      14.16    3.80

        06      07

BEST
QUARTER: 6.31% Q4 2006
WORST
QUARTER: (3.36%) Q4 2007

SCHWAB TARGET 2040 FUND

      15.05    3.56

        06      07

BEST
QUARTER: 6.83% Q4 2006
WORST
QUARTER: (4.06%) Q4 2007

SCHWAB RETIREMENT INCOME FUND


       7.70    3.95

        06      07

BEST
QUARTER: 3.21% Q3 2006
WORST
QUARTER: (0.19%) Q4 2007


                                                          Schwab Target Funds  7

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                          Since
SCHWAB TARGET 2010 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    3.90       9.09 1
After taxes on distributions                                    2.80       8.19 1
After taxes on distributions
  and sale of shares                                            2.89       7.37 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                      5.73      11.11 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97       4.44 2



                                                                          Since
SCHWAB TARGET 2030 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    3.80      10.09 1
After taxes on distributions                                    2.85       9.32 1
After taxes on distributions
  and sale of shares                                            2.85       8.33 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                      5.73      11.11 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97       4.44 2



                                                                          Since
SCHWAB RETIREMENT INCOME FUND                                  1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    3.95       5.30 1
After taxes on distributions                                    2.36       3.80 1
After taxes on distributions
  and sale of shares                                            2.72       3.70 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                      5.73      11.11 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97       4.44 2



                                                                          Since
SCHWAB TARGET 2020 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    3.45       9.51 1
After taxes on distributions                                    2.38       8.64 1
After taxes on distributions
  and sale of shares                                            2.59       7.76 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                      5.73      11.11 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97       4.44 2



                                                                          Since
SCHWAB TARGET 2040 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    3.56      10.68 1
After taxes on distributions                                    2.67       9.97 1
After taxes on distributions
  and sale of shares                                            2.73       8.89 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                      5.73      11.11 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97       4.44 2


1 Inception: 7/1/05.

2 From: 7/1/05.

8  Schwab Target Funds

FUND FEES AND EXPENSES


The following tables describe what you could expect to pay as a fund investor in each of the Schwab Target Funds. "Shareholder fees" are charged to you directly by the funds. "Annual operating expenses" are paid out of fund assets, so their effect is included in each fund's total return.



FEE TABLE (%)




                                                               SCHWAB         SCHWAB         SCHWAB
SHAREHOLDER FEES                                               TARGET         TARGET         TARGET
  (% of transaction amount)                                   2015 FUND      2025 FUND      2035 FUND
--------------------------------------------------------------------------------------------------------
Redemption fee 1                                                  2.00           2.00           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------------------------------
Management fees                                                   None           None           None
Distribution (12b-1) fees                                         None           None           None
Other expenses 2                                                  0.15           0.15           0.15
Acquired fund fees and expenses (AFFE) 3                          0.84           0.88           0.90
                                                              ------------------------------------------
Total annual operating expenses                                   0.99           1.03           1.05
Less expense reduction                                           (0.10)         (0.11)         (0.13)
                                                              ------------------------------------------
NET OPERATING EXPENSES (INCLUDING AFFE) 4                         0.89           0.92           0.92
                                                              ------------------------------------------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.



2 "Other expenses" are based on estimated amounts for the current fiscal year.



3 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses that will be incurred indirectly by the fund through its investments in the underlying funds during the current fiscal year.



4 Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of each of the funds through 2/27/09 as follows: Schwab Target 2015 Fund limited to 0.05%, Schwab Target 2025 Fund limited to 0.04%, and Schwab Target 2035 Fund limited to 0.02%. The agreement to limit a fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.


                                                          Schwab Target Funds  9

FEE TABLE (%)




                                              SCHWAB         SCHWAB         SCHWAB         SCHWAB          SCHWAB
SHAREHOLDER FEES                              TARGET         TARGET         TARGET         TARGET        RETIREMENT
  (% of transaction amount)                  2010 FUND      2020 FUND      2030 FUND      2040 FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Redemption fee 1                                 2.00           2.00           2.00           2.00             None
ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------------------------------------
Management fees                                  None           None           None           None             None
Distribution (12b-1) fees                        None           None           None           None             None
Other expenses                                   0.09           0.07           0.09           0.13             0.15
Acquired fund fees and expenses (AFFE) 2         0.86           0.88           0.93           0.95             0.59
                                             ---------------------------------------------------------------------------
Total annual operating expenses 3                0.95           0.95           1.02           1.08             0.74
Less expense reduction                          (0.03)         (0.03)         (0.06)         (0.12)           (0.05)
                                             ---------------------------------------------------------------------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4      0.92           0.92           0.96           0.96             0.69
                                             ---------------------------------------------------------------------------


1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by a fund through its investments in the underlying funds.

3 The total and net annual fund operating expenses in these fee tables may differ from the expense ratios in the funds' "Financial highlights" because the financial highlights include only the funds' direct operating expenses and do not include fees and expenses incurred indirectly by the funds through their investments in the underlying funds.


4 Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of each of the funds through 2/27/09 as follows: Schwab Retirement Income Fund limited to 0.10%, Schwab Target 2010 Fund limited to 0.06%, Schwab Target 2020 Fund limited to 0.04%, Schwab Target 2030 Fund limited to 0.03% and Schwab Target 2040 Fund limited to 0.01%. The agreement to limit a fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.


10  Schwab Target Funds

EXAMPLE


Designed to help you compare expenses, the example below includes both a fund's operating expenses and its "Acquired fund fees and expenses" (as listed in the fee tables above) and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that a fund's operating expenses remain the same. The one-year figures are based on "net operating expenses (including AFFE)." The expenses would be the same whether you stayed in the funds or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                                                                1 year        3 years        5 years        10 years
----------------------------------------------------------------------------------------------------------------------
SCHWAB TARGET 2010 FUND                                          $94            $304           $531          $1,185
SCHWAB TARGET 2015 FUND*                                         $91            $305             --              --
SCHWAB TARGET 2020 FUND                                          $94            $304           $531          $1,185
SCHWAB TARGET 2025 FUND*                                         $94            $317             --              --
SCHWAB TARGET 2030 FUND                                          $98            $323           $566          $1,264
SCHWAB TARGET 2035 FUND*                                         $94            $321             --              --
SCHWAB TARGET 2040 FUND                                          $98            $338           $597          $1,338
SCHWAB RETIREMENT INCOME FUND                                    $70            $236           $416          $  936



* Because the Schwab Target 2015, 2025 and 2035 Funds are new, expense examples are only provided for the one-year and three-year periods.


                                                         Schwab Target Funds  11

SCHWAB TARGET 2010 FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-   7/1/05 1-
                                                         10/31/07   10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.42      10.24       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.23       0.22        0.04
  Net realized and unrealized gains                        1.24       1.13        0.20
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.47       1.35        0.24

Less distributions:
  Distributions from net investment income                (0.21)     (0.17)         --
  Distributions from net realized gains                   (0.03)        --          --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.24)     (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.65      11.42       10.24
                                                         -----------------------------------------------------------------
Total return (%)                                          13.02      13.39        2.40 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.06       0.06        0.06 4
  Gross operating expenses 3                               0.09       0.27        0.37 4
  Net investment income                                    2.10       2.12        1.51 4
Portfolio turnover rate                                       1          0 5        --

Net assets, end of period ($ X 1,000,000)                   138         62          32

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

4 Annualized.

5 Less than 1%.

12  Schwab Target Funds

SCHWAB TARGET 2020 FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-    11/1/05-    7/1/05 1-
                                                         10/31/07    10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.56       10.28        10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.21        0.21         0.04
  Net realized and unrealized gains                        1.33        1.25         0.24
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.54        1.46         0.28

Less distributions:
  Distributions from net investment income                (0.19)      (0.18)          --
  Distributions from net realized gains                   (0.03)         --           --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.22)      (0.18)          --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.88       11.56        10.28
                                                         -----------------------------------------------------------------
Total return (%)                                          13.47       14.36         2.80 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.04        0.04         0.04 4
  Gross operating expenses 3                               0.07        0.22         0.36 4
  Net investment income                                    1.84        1.84         1.29 4
Portfolio turnover rate                                      --          --           --
Net assets, end of period ($ X 1,000,000)                   225          84           35

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

4 Annualized.

                                                         Schwab Target Funds  13

SCHWAB TARGET 2030 FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-    7/1/05 1-
                                                         10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.67       10.31       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.18        0.19        0.03
  Net realized and unrealized gains                        1.48        1.34        0.28
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.66        1.53        0.31

Less distributions:
  Distributions from net income                           (0.16)      (0.17)         --
  Distributions from net realized gains                   (0.02)         --          --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.18)      (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          13.15       11.67       10.31
                                                         -----------------------------------------------------------------
Total return (%)                                          14.45       14.99        3.10 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.03        0.03        0.03 4
  Gross operating expenses 3                               0.09        0.32        0.58 4
  Net investment income                                    1.50        1.54        1.05 4
Portfolio turnover rate                                      --          --          --

Net assets, end of period ($ X 1,000,000)                   162          56          19

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

4 Annualized.

14  Schwab Target Funds

SCHWAB TARGET 2040 FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-    7/1/05 1-
                                                         10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.83       10.36       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.17        0.19        0.02
  Net realized and unrealized gains                        1.62        1.45        0.34
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.79        1.64        0.36

Less distributions:
  Distributions from net investment income                (0.15)      (0.17)         --
  Distributions from net realized gains                   (0.02)         --          --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.17)      (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          13.45       11.83       10.36
                                                         -----------------------------------------------------------------
Total return (%)                                          15.32       16.06        3.60 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.01        0.01        0.01 4
  Gross operating expenses 3                               0.13        0.48        1.10 4
  Net investment income                                    1.19        1.26        0.80 4
Portfolio turnover rate                                      --           1          --
Net assets, end of period ($ X 1,000,000)                   118          34           9

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

4 Annualized.

                                                         Schwab Target Funds  15

SCHWAB RETIREMENT INCOME FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-    7/1/05 1-
                                                         10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.19        9.90       10.00
                                                         -----------------------------------------------------------------
Income/(loss) from investment operations:
  Net investment income                                    0.45        0.41        0.11
  Net realized and unrealized gains/(losses)               0.25        0.32       (0.09)
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           0.70        0.73        0.02
Less distributions:
  Distributions from net investment income                (0.45)      (0.41)      (0.12)
  Distributions from net realized gains                      --       (0.03)         --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.45)      (0.44)      (0.12)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.44       10.19        9.90
                                                         -----------------------------------------------------------------
Total return (%)                                           6.98        7.52        0.16 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.10        0.10        0.10 4
  Gross operating expenses 3                               0.15        0.36        0.64 4
  Net investment income                                    4.43        4.20        3.40 4

Portfolio turnover rate                                      --           1          --

Net assets, end of period ($ X 1,000,000)                    68          36          14

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

4 Annualized.

16  Schwab Target Funds

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS

The following table shows which underlying funds are used within each asset class as of the date of this prospectus. The adviser may deviate from the target asset allocations listed below. Accordingly, a fund's actual allocations may differ from this illustration. In addition, differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect a fund's actual allocations.


                                                                                           SCHWAB
                            SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   RETIRE-
                            TARGET   TARGET   TARGET   TARGET   TARGET   TARGET   TARGET    MENT
ASSET CLASS AND              2010     2015     2020     2025     2030     2035     2040    INCOME
UNDERLYING FUNDS             FUND     FUND     FUND     FUND     FUND     FUND     FUND     FUND
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES
LARGE-CAP                    32%      35%      38%       40      40%      43%      44%       15%
  Schwab Core Equity Fund
  Laudus Rosenberg U.S.
     Large Capitalization
     Growth Fund
  Schwab Dividend Equity
     Fund
SMALL-CAP                     9%      11%      11%      12%      14%      14%      15%        0%
  Schwab Small-Cap Equity
     Fund
  Laudus Rosenberg U.S.
     Discovery Fund
  Schwab Global Real
     Estate Fund TM
INTERNATIONAL                13%      15%      16%      17%      18%      19%      20%        5%
  Laudus International
     MarketMasters Fund
  Laudus Rosenberg
     International Small
     Capitalization Fund
  Laudus Mondrian Emerging
     Markets Fund
--------------------------------------------------------------------------------------------------
TOTAL EQUITY                 54%      61%      65%      69%      72%      76%      79%       20%


                                                         Schwab Target Funds  17

                                                                                           SCHWAB
                            SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   SCHWAB   RETIRE-
                            TARGET   TARGET   TARGET   TARGET   TARGET   TARGET   TARGET    MENT
ASSET CLASS AND              2010     2015     2020     2025     2030     2035     2040    INCOME
UNDERLYING FUNDS             FUND     FUND     FUND     FUND     FUND     FUND     FUND     FUND
--------------------------------------------------------------------------------------------------
FIXED-INCOME SECURITIES      40%      35%      33%      29%      26%      22%      19%       50%
  Schwab Total Bond Market
     Fund
  Schwab Premier Income
     Fund
  Schwab Inflation
     Protected Fund
  Laudus Mondrian
     International Fixed
     Income Fund
ULTRA-SHORT FIXED-INCOME
  SECURITIES                  4%       3%       1%       1%       1%       1%       1%       25%
  Schwab YieldPlus Fund(R)
--------------------------------------------------------------------------------------------------
TOTAL FIXED-INCOME           44%      38%      34%      30%      27%      23%      20%       75%
MONEY MARKET FUNDS            2%       1%       1%       1%       1%       1%       1%        5%
  Schwab Value Advantage
     Money Fund


The Schwab Retirement Income Fund is the only fund that invests in the Schwab Premier Income Fund. The Schwab Retirement Income Fund does not invest in the following underlying funds: Schwab Core Equity Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Schwab Small-Cap Equity Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Mondrian Emerging Markets Fund.

The target year funds' allocation process among the various asset classes is strategic rather than tactical. Accordingly, the adviser does not intend to make frequent adjustments to the funds' target asset allocations, other than the annual adjustments described above under the "Principal Investment Strategies of the Funds" section. Nor does the adviser intend to make frequent changes to the funds that serve as underlying funds. However, the adviser reserves the right to modify a fund's target allocations and underlying fund weightings and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

18  Schwab Target Funds

DESCRIPTION OF UNDERLYING FUNDS

The funds invest primarily in the underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund's prospectus.

                                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
ASSET CLASS & UNDERLYING FUND                 STRATEGY
-------------------------------------------------------------------------------------------
EQUITY FUNDS -- DOMESTIC

SCHWAB CORE EQUITY FUND                       Seeks long-term capital growth. The fund
                                              invests, under normal circumstances, at least
                                              80% of its net assets in equity securities of
                                              U.S. companies. The fund seeks to assemble a
                                              portfolio with long-term performance that
                                              will exceed that of the S&P 500(R) Index.
-------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION    Seeks to outperform the total return (capital
GROWTH FUND                                   appreciation and current income) of the
                                              Russell 1000(R) Growth Index. The fund
                                              invests, under normal circumstances, at least
                                              80% of its net assets in the securities of
                                              U.S. large capitalization companies. For
                                              purposes of this policy, a large
                                              capitalization company is one that is within
                                              the market capitalization range of the
                                              companies included in the Russell 1000(R)
                                              Growth Index. The fund generally exhibits a
                                              'growth' style of investing.
-------------------------------------------------------------------------------------------
SCHWAB DIVIDEND EQUITY FUND                   Seeks current income and capital
                                              appreciation. The fund invests, under normal
                                              circumstances, at least 80% of its net assets
                                              in dividend paying common and preferred
                                              stock. The fund invests in securities of U.S.
                                              companies that tend to be either large- or
                                              mid-cap companies.
-------------------------------------------------------------------------------------------
SCHWAB SMALL-CAP EQUITY FUND                  Seeks long-term capital growth. Under normal
                                              circumstances, the fund invests at least 80%
                                              of its net assets in small-cap equity
                                              securities. Small-cap equity securities
                                              generally are securities with market
                                              capitalizations of up to $2.5 billion or
                                              securities included in the S&P SmallCap 600
                                              Index, each measured at time of purchase by
                                              the fund. In addition, small-cap equity
                                              securities may include those with market
                                              capitalizations of up to $5 billion so long
                                              as the purchase of those securities would not
                                              cause the average weighted market
                                              capitalization of the fund to exceed $2.5
                                              billion. The fund seeks to assemble a
                                              portfolio with long-term performance that
                                              will exceed that of the S&P SmallCap 600
                                              Index.

                                                         Schwab Target Funds  19

                                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
ASSET CLASS & UNDERLYING FUND                 STRATEGY
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND          Seeks a return (capital appreciation and
                                              current income) greater than that of the
                                              Russell 2500 TM Index. The fund invests,
                                              under normal circumstances, at least 80% of
                                              its net assets in securities of U.S.
                                              small/mid capitalization companies. For
                                              purposes of this policy, a small/mid
                                              capitalization company is one that is within
                                              the market capitalization range of the
                                              companies included in the Russell 2500 TM
                                              Index.
-------------------------------------------------------------------------------------------
SCHWAB GLOBAL REAL ESTATE FUND                Seeks capital growth and income consistent
                                              with prudent investment management. The fund
                                              invests, under normal circumstances, at least
                                              80% of its net assets in securities of real
                                              estate companies and companies related to the
                                              real estate industry. The fund may invest a
                                              significant portion of its total assets in
                                              real estate investment trusts (REITs) and
                                              other similar REIT-like structures. The fund
                                              does not invest directly in real estate. The
                                              fund is non-diversified.
EQUITY FUNDS -- INTERNATIONAL

LAUDUS INTERNATIONAL MARKETMASTERS FUND       Seeks long-term capital appreciation. The
                                              fund normally invests a substantial amount of
                                              its assets in equity securities of companies
                                              outside the United States and typically
                                              focuses on developed markets, but may invest
                                              in companies from emerging markets as well.
                                              The fund invests in companies across all
                                              market capitalization ranges.
-------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL          Seeks a return (capital appreciation and
CAPITALIZATION FUND                           current income) greater than that of the
                                              S&P/Citigroup World ex-U.S. Extended Market
                                              Index. The fund invests, under normal
                                              circumstances, at least 80% of its net assets
                                              in the securities of international small
                                              capitalization companies. For purposes of
                                              this policy, an international small
                                              capitalization company is one that is within
                                              the market capitalization range of the
                                              companies included in the S&P/Citigroup World
                                              ex-U.S. Extended Market Index. The fund
                                              invests primarily in equity securities of
                                              companies that are traded principally in
                                              markets outside the United States.

20  Schwab Target Funds

                                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
ASSET CLASS & UNDERLYING FUND                 STRATEGY
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
LAUDUS MONDRIAN EMERGING MARKETS FUND         Seeks long-term capital appreciation. Under
                                              normal circumstances, the fund invests at
                                              least 80% of its net assets in the securities
                                              of emerging markets issuers. The fund
                                              generally invests in large capitalization
                                              equity securities of emerging market
                                              companies that, in the subadviser's opinion,
                                              are undervalued at the time of purchase based
                                              on fundamental value analysis employed by the
                                              subadviser. The fund considers an "emerging
                                              country" to be (1) any country that is
                                              included in the International Finance
                                              Corporation Free Index or Morgan Stanley
                                              Capital International Emerging Markets Index;
                                              (2) any country which is generally recognized
                                              to be an emerging or developing country by
                                              the international financial community; and
                                              (3) any country that is classified by the
                                              United Nations or otherwise regarded by its
                                              authorities as developing. Although this is
                                              not an exclusive list, the subadviser
                                              considers an emerging country equity security
                                              to be one that is issued by a company that
                                              exhibits one or more of the following
                                              characteristics: (1) its principal securities
                                              trading market is in an emerging country, as
                                              defined above; (2) while traded in any
                                              market, alone or on a consolidated basis, the
                                              company derives 50% or more of its annual
                                              revenues or annual profits from either goods
                                              produced, sales made or services performed in
                                              emerging countries; or (3) the company has
                                              50% of more of its assets located in an
                                              emerging country; or (4) it is organized
                                              under the laws of, and has a principal office
                                              in, an emerging country. Companies with large
                                              market capitalizations generally are those
                                              with market capitalizations of $5 billion or
                                              more. The fund is non-diversified and,
                                              typically, will invest in approximately 30-40
                                              securities.
FIXED INCOME FUNDS

SCHWAB TOTAL BOND MARKET FUND                 Seeks high current income by tracking the
                                              performance of the Lehman Brothers U.S.
                                              Aggregate Bond Index ("Lehman Index"). The
                                              fund primarily invests in a diversified
                                              portfolio of investment grade debt
                                              instruments with varying maturities and is
                                              designed to track the performance of the
                                              Lehman Index. The Lehman Index includes
                                              investment-grade government, corporate,
                                              mortgage-, commercial mortgage-and
                                              asset-backed bonds that are denominated in
                                              U.S. dollars and have maturities longer than
                                              one year.

                                                         Schwab Target Funds  21

                                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
ASSET CLASS & UNDERLYING FUND                 STRATEGY
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)                      Seeks high current income with minimal
                                              changes in share price. The fund primarily
                                              invests in investment grade and medium grade
                                              bonds and seeks to keep the average duration
                                              of its portfolio at one year or less. The
                                              fund may invest up to 25% of its assets in
                                              below investment grade bonds (junk bonds).
                                              The fund's investment strategy is designed to
                                              offer the potential for somewhat higher
                                              yields than a money market fund. The fund is
                                              an ultra-short bond fund and is not a money
                                              market fund.
-------------------------------------------------------------------------------------------
SCHWAB INFLATION PROTECTED FUND               Seeks to provide total return and inflation
                                              protection. The fund normally invests at
                                              least 80% of its net assets in
                                              inflation-protected fixed income securities,
                                              which are securities that are structured to
                                              provide protection against inflation. The
                                              fund may invest in inflation-protected fixed
                                              income securities of any type, including
                                              those issued by the U.S. Government and its
                                              agencies and instrumentalities, foreign
                                              governments and their agencies and
                                              instrumentalities and U.S. and foreign
                                              corporations. The fund invests primarily in
                                              investment grade securities, but may invest
                                              up to 10% of its net assets in below
                                              investment grade bonds (junk bonds).
-------------------------------------------------------------------------------------------
SCHWAB PREMIER INCOME FUND                    Seeks high current income and may also seek
                                              capital appreciation. The fund invests
                                              primarily in fixed income instruments issued
                                              by U.S., non-U.S., and emerging market
                                              governments, governmental agencies, companies
                                              and entities and supranational entities of
                                              varying sectors, credit quality and
                                              maturities (bonds). The fund may also invest
                                              in income producing and non-income producing
                                              equity instruments of any kind issued by
                                              U.S., non-U.S., and emerging market companies
                                              and entities. The fund may invest in
                                              investment-grade and below investment-grade
                                              bonds (junk bonds) and may invest all of its
                                              assets in either ratings category. The fund
                                              may invest in bonds of any maturity and may
                                              invest all of its assets in a single maturity
                                              category. The fund is non-diversified.
-------------------------------------------------------------------------------------------

22  Schwab Target Funds

                                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
ASSET CLASS & UNDERLYING FUND                 STRATEGY
-------------------------------------------------------------------------------------------
LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME    Seeks long-term value total return consistent
FUND                                          with its value-oriented investment approach.
                                              Under normal circumstances, the fund will
                                              invest at least 80% of its net assets in
                                              fixed income securities. The fund primarily
                                              invests in issuers that are organized, have a
                                              majority of their assets or derive most of
                                              their operating income outside of the United
                                              States. The fund will attempt to achieve its
                                              objective by investing in a broad range of
                                              fixed income securities, including debt
                                              obligations of governments, their agencies,
                                              instrumentalities or political subdivisions
                                              and companies, that will generally be rated
                                              investment grade at the time of investment.
                                              In selecting fixed income instruments for the
                                              fund, the subadviser identifies those
                                              countries' fixed income markets that it
                                              believes will provide the United States
                                              domiciled investor the highest yield over a
                                              market cycle while also offering the
                                              opportunity for capital gain and currency
                                              appreciation. The fund is non-diversified.
MONEY MARKET FUNDS

SCHWAB VALUE ADVANTAGE MONEY FUND             Seeks highest current income consistent with
                                              stability of capital and liquidity. Invests
                                              in high-quality, U.S. dollar-denominated
                                              money market securities. The fund seeks to
                                              maintain a stable $1 share price.
-------------------------------------------------------------------------------------------

                                                         Schwab Target Funds  23

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund's performance reflects the risks of investing in a particular asset class or classes. Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. The degree to which the risks described below apply to a particular fund varies according to its asset allocation.

                                               LAUDUS
                                             ROSENBERG                                                             LAUDUS
                                                U.S.                 SCHWAB   LAUDUS    SCHWAB                   ROSENBERG
                                   SCHWAB      LARGE        SCHWAB   SMALL-  ROSENBERG  GLOBAL     LAUDUS      INTERNATIONAL
                                    CORE   CAPITALIZATION  DIVIDEND   CAP      U.S.      REAL   INTERNATIONAL      SMALL
                                   EQUITY      GROWTH       EQUITY   EQUITY  DISCOVERY  ESTATE  MARKETMASTERS  CAPITALIZATION
                                    FUND        FUND         FUND     FUND     FUND      FUND       FUND            FUND
                                   ------  --------------  --------  ------  ---------  ------  -------------  --------------
 Investment risk.................    X         X              X        X        X         X         X               X
 Market risk.....................    X         X              X        X        X         X         X               X
 Market segment risk.............    X         X              X        X        X         X         X               X
 Management risk.................    X         X              X        X        X         X         X               X
 Equity risk.....................    X         X              X        X        X         X         X               X
 Large- and mid-cap risk.........    X         X              X                                     X
 Small-cap risk..................                                      X        X         X         X               X
 Exchange-traded funds risk......              X                                X         X                         X
 Convertible securities risk.....                             X                           X
 "Growth" investing risk.........              X
 "Value" investing risk..........                                               X                                   X
 Interest rate risk..............                                                         X
 Credit risk.....................                                                         X
 Prepayment and extension risk...                                                         X
 U.S. Government securities
 risk............................
 Inflation-protected securities
 risk............................                                                         X
 Money market fund risk..........
 Foreign securities risk.........                                                         X         X               X
 Emerging markets risk...........                                                         X         X
 Currency risk...................                                                         X         X               X
 Real estate investment risk.....                                                         X
 Real estate investment trusts
  (REITs) risk...................                                                         X
 Short sales risk................                                                         X
 Derivatives risk................    X                        X        X                  X         X
 Leverage risk...................    X                        X        X                  X         X
 Non-diversification risk........                                                         X
 Securities lending risk.........    X                        X        X                  X
 Portfolio turnover risk.........    X         X              X        X        X         X         X               X


                                                                    LAUDUS
                                    LAUDUS                         MONDRIAN     SCHWAB              SCHWAB
                                   MONDRIAN  SCHWAB    SCHWAB    INTERNATIONAL  TOTAL                VALUE
                                   EMERGING  PREMIER  INFLATION      FIXED       BOND    SCHWAB    ADVANTAGE
                                   MARKETS   INCOME   PROTECTED     INCOME      MARKET  YIELDPLUS    MONEY
                                     FUND     FUND      FUND         FUND        FUND     FUND       FUND
                                   --------  -------  ---------  -------------  ------  ---------  ---------
 Investment risk.................     X        X         X           X            X        X          X
 Market risk.....................     X        X         X           X            X        X          X
 Market segment risk.............     X        X         X           X            X        X          X
 Management risk.................     X        X         X           X            X        X          X
 Equity risk.....................     X        X
 Large- and mid-cap risk.........     X
 Small-cap risk..................              X
 Exchange-traded funds risk......              X
 Convertible securities risk.....     X        X                     X            X        X
 "Growth" investing risk.........
 "Value" investing risk..........                                    X
 Interest rate risk..............              X         X           X            X        X          X
 Credit risk.....................              X         X           X            X        X          X
 Prepayment and extension risk...              X         X           X            X        X
 U.S. Government securities
 risk............................                                    X                                X
 Inflation-protected securities
 risk............................                        X
 Money market fund risk..........                                                                     X
 Foreign securities risk.........     X        X         X           X            X        X
 Emerging markets risk...........     X        X                     X
 Currency risk...................     X        X         X           X            X        X
 Real estate investment risk.....
 Real estate investment trusts
  (REITs) risk...................              X
 Short sales risk................              X                                           X
 Derivatives risk................     X        X         X           X            X        X
 Leverage risk...................     X        X         X           X            X        X
 Non-diversification risk........     X                              X
 Securities lending risk.........     X        X         X           X            X
 Portfolio turnover risk.........     X        X         X           X            X        X

24  Schwab Target Funds

- INVESTMENT RISK. An investment in the underlying funds is not a bank deposit. The funds' investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds' investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.

- MARKET SEGMENT RISK. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

- MANAGEMENT RISK. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund's adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

- EQUITY RISK. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

- LARGE- AND MID-CAP RISK. An underlying fund's investments in large-and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large-and mid-cap stocks fall behind other types of investments--small-cap stocks, for instance--the performance of an underlying fund that focuses its investments in large-and mid-cap securities will lag these investments.

- SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind

                                                         Schwab Target Funds  25
  other types of investments--large-cap stocks, for instance--the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.

- EXCHANGE-TRADED FUNDS (ETFS) RISK. Certain of the underlying funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

- CONVERTIBLE SECURITIES RISK. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

- "GROWTH" INVESTING RISK. Certain of the underlying funds pursue a "growth style" of investing. Growth investing focuses on a company's prospects for growth of revenue and earnings. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

- "VALUE" INVESTING RISK. Certain of the underlying funds may pursue a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an underlying fund's investment adviser's (or sub-adviser's) assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

- INTEREST RATE RISK. An underlying fund's investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund's yield will change over time. During periods when interest rates are low, an underlying fund's yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in "real" interest rates.

- CREDIT RISK. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to

26  Schwab Target Funds
  actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

- PREPAYMENT AND EXTENSION RISK. An underlying fund's investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

- U.S. GOVERNMENT SECURITIES RISK. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the Federal Home Loan Bank are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves.

- INFLATION-PROTECTED SECURITIES RISK. Certain of the underlying funds may invest in inflation-protected securities. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

- MONEY MARKET FUND RISK. In addition to the risks discussed under "Investment Risk" above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

- FOREIGN SECURITIES RISK. An underlying fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with

                                                         Schwab Target Funds  27
  respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments--U.S. securities, for instance--the performance of an underlying fund that focuses its investments in foreign securities will lag these investments.

- EMERGING MARKETS RISK. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

- CURRENCY RISK. As a result of an underlying fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the underlying fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

- REAL ESTATE INVESTMENT RISK. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund's investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

- REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments

28  Schwab Target Funds
  in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.

- SHORT SALES RISK. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.

- DERIVATIVES RISK. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

  An underlying fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the underlying fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short-term capital gain. These risks could cause the underlying fund to lose more than the principal amount invested.

- LEVERAGE RISK. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund's portfolio securities. The use of leverage

                                                         Schwab Target Funds  29
  may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

- NON-DIVERSIFICATION RISK. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

- SECURITIES LENDING RISK. Certain of the underlying funds may lend their portfolio securities to earn additional income. Any loans of portfolio securities by an underlying fund are fully collateralized. However, if the borrowing institution defaults, the underlying fund's performance could be reduced.

- PORTFOLIO TURNOVER RISK. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.

30  Schwab Target Funds

                  FUND MANAGEMENT


                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million shareholder accounts and has more than $225 billion under management. (All figures on this page are as of 10/31/07.)


                  As the investment adviser, the firm oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the underlying funds.


                  Except as noted, a discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2007 annual report, which covers the period of 11/01/06 through 10/31/07. Because the Schwab Target 2015, Schwab Target 2025, and Schwab Target 2035 Funds are new, a discussion regarding the basis for the Board of Trustees' approval of these funds' investment advisory agreement will be available in a future shareholder report.


                  PORTFOLIO MANAGERS

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed-income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the funds. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.


The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



INVESTMENT MINIMUMS



CHOOSE A FUND. The minimum investment requirement is below.



Shares of the Target 2015, 2025 and 2035 Funds will not be available for purchase until March 11, 2008.



MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
$100



This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.



DISTRIBUTION OPTIONS



CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.



OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund


CASH You receive payment for all dividends and capital gain distributions.

PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place orders through an intermediary, you are not placing your orders directly with the funds and you must follow the intermediary's transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of the funds, place your orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.


34  Investing in the funds

SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY


To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined in this paragraph) may purchase shares directly from the funds' sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order


36  Investing in the funds
on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions,


38  Investing in the funds
including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a portfolio containing the information indicated below.



The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.



DIRECT EXCHANGES BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the portfolio from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the portfolios' sub-transfer agent via telephone.



DIRECT EXCHANGES BY MAIL



To exchange fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the portfolio from and the portfolio into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive a fund's investment minimums.
- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or through your account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the funds.


40  Investing in the funds

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.


TRADE ACTIVITY MONITORING. The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.


If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

REDEMPTION FEES. Except for the Schwab Retirement Income Fund, each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. These funds, the target year funds, impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The target year funds charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The target year funds treat shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The target year funds retain the proceeds of the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each target year fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the

42  Investing in the funds
fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.


CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.


44  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS A FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record except for the Schwab Retirement Income Fund, which typically makes income distributions at the end of every month. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

THIS IS NOT PART OF THE PROSPECTUS



A COMMITMENT TO YOUR PRIVACY


At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about you.



You can also help protect your identity and accounts. Here are a few steps to remember:


- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.


(C)2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE



   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:



   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.



   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus making it legally part of the prospectus. For a free copy of any of those documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi annual report.



   The SAI, the funds' annual and semi annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http//www.sec.gov). You can obtain copies of this information, after paying a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC Washington DC 20549-0102. You can also review and copy information about the funds, including the funds' SAI at the SEC's Public Reference Room in Washington DC Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER


    Schwab Target 2010 Fund                   811-7704
    Schwab Target 2015 Fund
    Schwab Target 2020 Fund                   811-7704
    Schwab Target 2025 Fund
    Schwab Target 2030 Fund                   811-7704
    Schwab Target 2035 Fund
    Schwab Target 2040 Fund                   811-7704
    Schwab Retirement Income Fund






   REG32636FLT-04


SCHWAB TARGET FUNDS


PROSPECTUS
February 28, 2008


                                                           [CHARLES SCHWAB LOGO]

                                                             [LAUDUS FUNDS LOGO]

PROSPECTUS


February 28, 2008



                                                    COMMAND PERFORMANCE TM



LAUDUS MARKETMASTERS FUNDS(R)


Laudus U.S. MarketMasters Fund TM
Laudus Small-Cap MarketMasters Fund TM
Laudus International MarketMasters Fund TM

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

LAUDUS MARKETMASTERS FUNDS(R)



       ABOUT THE FUNDS

          Laudus U.S. MarketMasters Fund TM........................    2

          Laudus Small-Cap MarketMasters Fund TM...................   11

          Laudus International MarketMasters Fund TM...............   19

          Fund management..........................................   30

       INVESTING IN THE FUNDS

          Placing orders...........................................   41

          Placing orders through your intermediary.................   42

          Placing direct orders....................................   43

          Transaction policies.....................................   48

          Distributions and taxes..................................   52

            ABOUT THE FUNDS

The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds seek to bring together a variety of market capitalization ranges across investment styles that include:

            VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

            GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

            BLEND an approach involving elements of value and growth styles

            In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

            The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

            The funds are designed for long-term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

LAUDUS U.S. MARKETMASTERS FUND TM
Ticker symbols  Investor Shares: SWOGX  Select Shares TM: SWMGX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.


For example, the 500 companies in the S&P 500(R) Index constitute only about 10% of all the publicly traded companies in the United States, yet they represent approximately 75% of the total value of the U.S. stock market. (All figures are as of 12/31/07.)


Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest, to a lesser extent, in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.


2  Laudus U.S. MarketMasters Fund TM

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                          ALLOCATION OF
                                                                          NET
INVESTMENT MANAGER                                  INVESTMENT STYLE      ASSETS (%) 1
-------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT L.P.                 Large-cap growth            21.4%
HARRIS ASSOCIATES L.P.                              Mid/large-cap value         20.3%
TCW INVESTMENT MANAGEMENT COMPANY                   Small/mid-cap blend         22.6%
THORNBURG INVESTMENT MANAGEMENT, INC.               Large-cap blend             34.1%
CASH AND OTHER ASSETS                               --                           1.6%


1 As of December 31, 2007.


GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portion of the fund is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.

HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris' internal, approved list, buy and sell targets are established


                                            Laudus U.S. MarketMasters Fund TM  3
when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.


THORNBURG INVESTMENT MANAGEMENT, INC.'S ("THORNBURG") investment strategy is to acquire stocks representing promising companies with sound business fundamentals at a time when their intrinsic value is not recognized by the marketplace. These stocks fall into three categories they identify as Basic Value (cyclicals), Consistent Earners (seasoned non-cyclicals) and Emerging Franchises (younger companies with Thornburg's perception of a favorable trade-off of return/risk). Stock selection is on an individual company basis using a fundamental research process that includes financial analysis, management interviews, and valuation appraisal. Thornburg establishes a target price at time of purchase. Thornburg sells stocks (1) at or near target prices, (2) when company fundamentals no longer support their investment thesis, or (3) if another stock is perceived to represent better value and a better risk/reward trade-off. In emerging markets, Thornburg typically holds premiere companies in those markets or companies with leading business positions.


The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.


4  Laudus U.S. MarketMasters Fund TM

                        This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. The fund may invest a portion of its assets in stocks of small-cap companies, which, historically, have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles


                                            Laudus U.S. MarketMasters Fund TM  5
of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


6  Laudus U.S. MarketMasters Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES



[BAR CHART]


      15.15   35.65   (11.97) (8.67)  (24.45) 38.55    5.70    4.63   14.56    6.50

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (17.80%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 6.50     13.33       5.90       6.97 1
  After taxes on distributions                                 6.47     13.30       4.56       5.51 1
  After taxes on distributions and sale of shares              4.28     11.70       4.26       5.14 1

SELECT SHARES(R)
  Before taxes                                                 6.71        --         --       9.26 2

S&P 500(R) INDEX                                               5.49     12.82       5.91       8.13 3


1 Inception: 11/18/96.

2 Inception: 6/4/04.

3 From: 11/18/96.


                                            Laudus U.S. MarketMasters Fund TM  7

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                  INVESTOR     SELECT
  (% of transaction amount)                                        SHARES     SHARES(R)
---------------------------------------------------------------------------------------
Redemption fee*                                                     2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------------
Management fees                                                     0.93        0.93
Distribution (12b-1) fees                                           None        None
Other expenses                                                      0.34        0.29
                                                                    -------------------
Total annual operating
  expenses                                                          1.27        1.22
Less expense reduction                                             (0.02)      (0.15)
                                                                    -------------------
NET OPERATING EXPENSES**                                            1.25        1.07
                                                                    -------------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.25% and 1.07%, respectively, through 2/27/09. "Net operating expenses" does not reflect custody credits received.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                               1 year        3 years        5 years        10 years
-----------------------------------------------------------------------------------
INVESTOR SHARES                 $127           $401           $695          $1,532
SELECT SHARES                   $109           $372           $656          $1,464



8  Laudus U.S. MarketMasters Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history of each share class of the fund for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.90      11.26      10.30       9.94       7.48
                                                         -----------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income/(loss)                              0.03       0.03       0.02      (0.03)     (0.01)
  Net realized and unrealized gains/(losses)                2.14       1.63       0.94       0.39       2.47
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations            2.17       1.66       0.96       0.36       2.46

Less distributions:
  Distributions from net investment income                 (0.05)     (0.02)        --         --         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                           15.02      12.90      11.26      10.30       9.94
                                                         -----------------------------------------------------------------
Total return (%)                                           16.90      14.71       9.32       3.62      32.89


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                    1.22 1     1.20 1     1.25       1.25       1.25
  Gross operating expenses                                  1.27       1.37       1.38       1.39       1.42
  Net investment income/(loss)                              0.25       0.18       0.14      (0.25)     (0.12)

Portfolio turnover rate                                       60         65         83         72         97

Net assets, end of period ($ X 1,000,000)                    137        134        150        180        169



1 The ratio of net operating expenses would have been 1.25% and 1.25% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.



                                            Laudus U.S. MarketMasters Fund TM  9

FINANCIAL HIGHLIGHTS continued


                                                         11/1/06-   11/1/05-   11/1/04-   6/4/04 1-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.93      11.30      10.32      10.42
                                                         -----------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income/(loss)                              0.06       0.04       0.02      (0.00) 2
  Net realized and unrealized gains/(losses)                2.15       1.63       0.96      (0.10)
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations            2.21       1.67       0.98      (0.10)

Less distributions:
  Distributions from net investment income                 (0.08)     (0.04)        --         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                           15.06      12.93      11.30      10.32
                                                         -----------------------------------------------------------------
Total return (%)                                           17.19      14.81       9.50      (0.96) 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                    1.04 4     0.97 4     1.07       1.07 5
  Gross operating expenses                                  1.22       1.33       1.33       1.37 5
  Net investment income/(loss)                              0.44       0.43       0.25      (0.08) 5

Portfolio turnover rate                                       60         65         83         72 3

Net assets, end of period ($ X 1,000,000)                     10          8          2          1



1 Commencement of operations.



2 Per-share amount is less than $0.01.



3 Not annualized.



4 The ratio of net operating expenses would have been 1.07% and 1.07% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.



5 Annualized.



10  Laudus U.S. MarketMasters Fund TM

LAUDUS SMALL-CAP MARKETMASTERS FUND TM
Ticker symbols  Investor Shares: SWOSX  Select Shares(R): SWMSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

                                      Laudus Small-Cap MarketMasters Fund TM  11

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.



                                                                                ALLOCATION OF
INVESTMENT MANAGER                                  INVESTMENT STYLE           NET ASSETS (%) 1
-----------------------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS LLC                          Small-cap value/blend             30
TCW INVESTMENT MANAGEMENT                           Small/mid-cap blend               22
COMPANY
TOCQUEVILLE ASSET MANAGEMENT LP                     Small-cap blend                   30
NEUBERGER BERMAN MANAGEMENT INC.                    Small-cap                         18
CASH AND OTHER ASSETS                               --                                --



1 As of December 31, 2007.



TAMRO CAPITAL PARTNERS LLC ("TAMRO") combines valuation with a unique thematic, bottom-up approach to identify investment opportunities for their core small cap strategy. TAMRO's investment philosophy is that over time, companies with a sustainable competitive advantage generate both premium returns and command premium multiples. However, company miscues or industry headwinds can cause investors to mis-price these companies' securities as they focus on near-term difficulties and ignore longer-term potential. TAMRO seeks to capitalize on the investment opportunity created by this mis-pricing. They use a combination of quantitative tools and fundamental research and seek to mitigate risk by identifying entry points where the expected upside return is a least three times as great as the potential downside risk. Investments fall into three categories:
Leaders (best of class companies), Laggards (companies undergoing a restructuring) and Innovators (companies with a history of new products or services). While each category has qualities specific to it, all share the key characteristics of sustainable competitive advantage: a differentiated product or service offering; capable and motivated leadership and financial strength. Reasons TAMRO sells a security include a rich valuation relative to fundamentals, loss of confidence in management or more attractive opportunities.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") is a manager of small-cap domestic equities utilizing a Contrarian-Value approach. They seek unique, financially strong companies that have considerable long-term potential but are experiencing near-term profitability issues which have caused the stock to fall by 50% or more

12 Laudus Small-Cap MarketMasters Fund TM in value, thus limiting downside risk. Intensive fundamental analysis is performed during the first twelve months to develop confidence in understanding the company's problem plus their plan for recovery. Tocqueville constantly assesses the probability that management will succeed in showing important progress. They build positions over 3-12 months as management executes on their plan to restore profitability but typically sell if no improvement is realized within 4-6 quarters from initial purchase. Positions are retained until investors begin to recognize the improving outlook for fundamentals. Typically, the holding period is three years. Positions will be sold sooner if management fails to show progress with their business plan.


NEUBERGER BERMAN MANAGEMENT INC. seeks growth of capital. Its portfolio managers employ a disciplined investment strategy when selecting small-cap growth stocks, which they define as those with a total market value of no more than $2 billion at the time the fund first invests in them. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors, market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.


The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                      Laudus Small-Cap MarketMasters Fund TM  13

                        For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

14  Laudus Small-Cap MarketMasters Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES



[BAR CHART]


           0.61      37.88    (11.36)   (0.09)    (25.92)   58.68     15.35     2.68      14.58      3.32

            98        99         00       01         02       03        04       05         06        07

BEST QUARTER: 27.68% Q2 2003
WORST QUARTER: (24.08%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07






                                                                                               Since
                                                   1 year         5 years        10 years     inception
-------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                      3.32           17.35           7.31         6.97 1
  After taxes on
    distributions                                   2.85           16.32           6.17         5.76 1
  After taxes on
    distributions and
    sale of shares                                  2.62           15.16           5.88         5.51 1
SELECT SHARES(R)
  Before taxes                                      3.54              --             --         9.34 2
RUSSELL 2000 INDEX                                 (1.57)          16.24           7.08         6.84 3


1 Inception: 9/16/97.

2 Inception: 6/9/04.

3 From: 9/16/97.

                                      Laudus Small-Cap MarketMasters Fund TM  15

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR   SELECT
  (% of transaction amount)                                    SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 1.17      1.17
Distribution (12b-1) fees                                       None      None
Other expenses**                                                0.47      0.42
                                                              ------------------
Total annual operating expenses                                 1.64      1.59
Less expense reduction                                         (0.09)    (0.22)
                                                              ------------------
NET OPERATING EXPENSES***                                       1.55      1.37
                                                              ------------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


**  Restated to reflect current expenses.



*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.55% and 1.37%, respectively, through 2/27/09. "Net operating expenses" does not reflect custody credits received.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $158           $508           $883          $1,936
SELECT SHARES              $139           $480           $845          $1,871


16  Laudus Small-Cap MarketMasters Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history of each share class of the fund for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.20      13.38      12.18      11.08       7.18
                                                         -----------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income or (loss)                          (0.08) 1   (0.13)     (0.14)     (0.14)     (0.09)
  Net realized and unrealized gains or (losses)             1.81 1     2.08       1.34       1.24       3.99
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations            1.73       1.95       1.20       1.10       3.90

Less distributions:
  Distributions from net investment income                    --         --         --         --      (0.00) 2
  Distributions from net realized gains                    (2.19)     (1.13)        --         --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (2.19)     (1.13)        --         --      (0.00) 2
                                                         -----------------------------------------------------------------
Net asset value at end of period                           13.74      14.20      13.38      12.18      11.08
                                                         -----------------------------------------------------------------
Total return (%)                                           13.79      15.33       9.85       9.93      54.32


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    1.51 3     1.48 3     1.55       1.55       1.55
  Gross operating expenses                                  1.59       1.63       1.69       1.77       1.80
  Net investment income/(loss)                             (0.60)     (0.82)     (0.95)     (1.08)     (0.98)

Portfolio turnover rate                                       83        105         94        140         94

Net assets, end of period ($ X 1,000,000)                     99         95        108        129        115



1 Calculated based on average shares outstanding during the period.



2 Per-share amount is less than $0.01.



3 The ratio of net operating expenses would have been 1.55% and 1.55% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.


                                      Laudus Small-Cap MarketMasters Fund TM  17

FINANCIAL HIGHLIGHTS continued





                                                         11/1/06-   11/1/05-   11/1/04-   6/9/04 1-
SELECT SHARES(R)                                         10/31/07   10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.27      13.41      12.19      12.11
                                                         -----------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income or (loss)                          (0.04) 2   (0.02)     (0.11)     (0.03)
  Net realized and unrealized gains or (losses)             1.81 2     2.01       1.33       0.11
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations            1.77       1.99       1.22       0.08

Less distributions:
  Distributions from net realized gains                    (2.19)     (1.13)        --         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                           13.85      14.27      13.41      12.19
                                                         -----------------------------------------------------------------
Total return (%)                                           14.04      15.61      10.01       0.66 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    1.36 4     1.16 4     1.37       1.37 5
  Gross operating expenses                                  1.66       1.55       1.63       1.79 5
  Net investment income/(loss)                             (0.29)     (0.43)     (0.76)     (0.91) 5

Portfolio turnover rate                                       83        105         94        140 3

Net assets, end of period ($ X 1,000,000)                    437          7          1       0.32



1 Commencement of operations.



2 Calculated based on average shares outstanding during the period.



3 Not annualized.



4 The ratio of net operating expenses would have been 1.36% and 1.37% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.



5 Annualized.


18  Laudus Small-Cap MarketMasters Fund TM

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM
Ticker symbols  Investor Shares: SWOIX  Select Shares(R): SWMIX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

                                  Laudus International MarketMasters Fund TM  19

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.



                                                                                ALLOCATION OF
INVESTMENT MANAGER                                  INVESTMENT STYLE          NET ASSETS (%) 1
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT,      International small-/
INC.                                                mid-cap company                 26.7%
HARRIS ASSOCIATES L.P.                              International value             32.2%
MONDRIAN INVESTMENT PARTNERS LIMITED                International small-cap         14.5%
WENTWORTH, HAUSER AND VIOLICH, INC.                 International growth             5.5%
WILLIAM BLAIR & COMPANY, LLC                        International growth            21.1%
CASH AND OTHER ASSETS                                         --                      --



1 As of December 31, 2007


AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.'S ("AMERICAN CENTURY") portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund's portfolios will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The portion of the fund managed by American Century will be invested primarily in equity securities of companies that are small- and medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other

20 Laudus International MarketMasters Fund TM information they obtain about the company. The portfolio managers generally consider small-sized companies to include those with a market capitalization less than $1.5 billion and medium-sized companies to include those with a market capitalization between $1.5 billion and $5 billion; however the portfolio managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the portfolio managers determine that the availability of small- and medium-sized companies in which to invest is not adequate to meet the fund's investment needs, the portfolio managers may invest in large-sized companies.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the portfolio managers believe that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally.


HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris's internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.


MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN") In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international

                                  Laudus International MarketMasters Fund TM  21
portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") believes superior investment performance depends primarily on investing in the most attractive global economic sectors. During the 1990's, Mr. Richard K. Hirayama (portfolio manager) recognized that the world's investment landscape had evolved from being influenced by regional or country-specific events to an environment defined primarily by two dominant global forces: 1) globalization of the business world by economic sectors and 2) categorization of stocks by sectors rather than by country of origin. To take advantage of this changed environment, WHV adopted a top-down sector based approach.

Mr. Hirayama looks for those sectors of the global economy best positioned for growth and those securities therein poised to best capture that growth. Particular attention is devoted to identifying supply and demand imbalances that are likely to persist over time.

The WHV International Equity strategy typically concentrates on growth oriented large-cap securities. While the long-term focus is on large capitalization growth oriented stocks, in certain economic environments smaller capitalization securities and/or value oriented securities may be purchased due to their return potential.

WHV utilizes a five-step investment process to arrive at the final portfolio. First, the relative attractiveness of 10 global economic sectors is analyzed. Top-down sector allocation is of primary importance. Sector weightings are based on upside potential and downside risk. Second, the potential of 67 industry groups is examined. Third, the attractiveness of 54 countries is analyzed. Country selection is of secondary importance relative to sector/industry selection and is a residual of the strategy's top down sector selection process. Fourth, a universe of foreign equity securities is researched. Particular attention is paid to growth oriented securities presenting future earnings growth potential. Lastly, a portfolio is constructed focusing on those economic sectors with potential for superior earnings growth.

WHV will sell a stock when it reaches relative over-valuation; the fundamentals of the sector/industry, region, country, or company indicate signs of deterioration; or concerns develop regarding specific company business risk, accounting or management.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") seeks companies that historically have had superior growth, profitability and quality relative to companies within the same industry worldwide, and that are expected to continue such performance. Companies with above-average returns on equity, strong balance sheets and

22 Laudus International MarketMasters Fund TM consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the geographic diversification and types of securities based upon their continuous evaluation of economic, market and political trends throughout the world, by considering such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Companies become candidates for sale if their long-term growth outlook is compromised or if management's actions alter the outlook or risk profile for the business.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                  Laudus International MarketMasters Fund TM  23

                        International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

24  Laudus International MarketMasters Fund TM

LARGE- AND MID-CAP RISK. Certain of the risks of this fund are associated with its investments in the large- and mid-cap segments of the stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers may attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

                                  Laudus International MarketMasters Fund TM  25

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES



[BAR CHART]


      13.29   74.82   (14.42) (14.16) (18.32) 43.95   19.34   19.33   24.53   16.35

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 41.67% Q4 1999
WORST QUARTER: (21.09%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                     Since
                                                     1 year   5 years   10 years   inception
--------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                       16.35     24.30     13.44       12.87 1
  After taxes on distributions                       14.51     23.64     11.92       11.22 1
  After taxes on distributions and sale of shares    12.44     21.67     11.17       10.55 1

SELECT SHARES(R)
  Before taxes                                       16.48        --        --       19.29 2

MSCI EAFE (NET) INDEX 4                              11.17     21.58      8.66        7.95 3


1 Inception: 10/16/96.

2 Inception: 4/02/04.

3 From: 10/16/96.


4 MSCI EAFE (Net) Index is net of dividends and taxes.


26  Laudus International MarketMasters Fund TM

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR   SELECT
  (% of transaction amount)                                    SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 1.26      1.26
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.33      0.28
                                                              -----------------
Total annual operating expenses                                 1.59      1.54
Less expense reduction                                           --      (0.07)
                                                              -----------------
NET OPERATING EXPENSES**                                        1.59      1.47
                                                              -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, through 2/27/09. "Net operating expenses" does not reflect custody credits received.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $162                 $502                 $866                $1,889
SELECT SHARES                 $150                 $480                 $833                $1,829


                                  Laudus International MarketMasters Fund TM  27

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history of each share class of the fund for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                             10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       20.73      16.78      13.58      11.95       8.74
                                            ------------------------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.14       0.13       0.06       0.02       0.03
  Net realized and unrealized gains           6.84       3.98       3.16       1.65       3.18
                                            ------------------------------------------------------------------------------
  Total income from investment operations     6.98       4.11       3.22       1.67       3.21

Less distributions:
  Distributions from net investment income   (0.16)     (0.16)     (0.02)     (0.04)     (0.00) 1

  Distributions from net realized gains      (1.59)        --         --         --         --
                                            ------------------------------------------------------------------------------
Total distributions                          (1.75)     (0.16)     (0.02)     (0.04)     (0.00) 1
                                            ------------------------------------------------------------------------------
Net asset value at end of period             25.96      20.73      16.78      13.58      11.95
                                            ------------------------------------------------------------------------------
Total return (%)                             36.01      24.66      23.75      13.98      36.74


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.56 2     1.57 2     1.65       1.65       1.65
  Gross operating expenses                    1.59       1.64       1.74       1.89       1.92
  Net investment income                       0.62       0.52       0.37       0.15       0.33

Portfolio turnover rate                         71         90         53         69         99

Net assets, end of period ($ X 1,000,000)    2,297      1,320        794        552        302



1 Per-share amount is less than $0.01.



2 The ratio of net operating expenses would have been 1.64% and 1.59% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.


28  Laudus International MarketMasters Fund TM

                                                         11/1/06-   11/1/05-   11/1/04-   4/2/01 1-
SELECT SHARES(R)                                         10/31/07   10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    20.77      16.81      13.61       13.64
                                                         -----------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income/(loss)                             0.15       0.19       0.08        0.02
  Net realized and unrealized gains/(losses)               6.86       3.96       3.17       (0.05)
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           7.01       4.15       3.25       (0.03)

Less distributions:
  Distributions from net investment income                (0.19)     (0.19)     (0.05)         --
  Distributions from net realized gains                   (1.59)        --         --          --
                                                         -----------------------------------------------------------------
Total distributions                                       (1.78)     (0.19)     (0.05)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          26.00      20.77      16.81       13.61
                                                         -----------------------------------------------------------------
Total return (%)                                          36.16      24.88      23.90       (0.22) 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                   1.44 3     1.39 3     1.47        1.47 4
  Gross operating expenses                                 1.55       1.60       1.68        1.86 4
  Net investment income                                    0.73       0.72       0.59        0.37 4

Portfolio turnover rate                                      71         90         53          69 2

Net assets, end of period ($ X 1,000,000)                 1,255        628        274          81



1 Commencement of operations.



2 Not annualized.



3 The ratio of net operating expenses would have been 1.47% and 1.47% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.



4 Annualized.


                                  Laudus International MarketMasters Fund TM  29

                FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $225 billion under management.



                The investment adviser for the Laudus MarketMasters Funds(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/07.)



                As the investment adviser, the firm oversees the asset management and administration of the Laudus MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/07, these fees were 0.90% for the Laudus U.S. MarketMasters Fund TM, 1.07% for the Laudus Small-Cap MarketMasters Fund TM and 1.26% for the Laudus International MarketMasters Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.



                A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement and sub-advisory agreements is available in the funds' 2007 annual report, which covers the period of 11/1/06 through 10/31/07.


                Subject to oversight by the funds' Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

                JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the funds. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.


                Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as portfolio managers for each investment manager's portion of fund assets.

LAUDUS U.S. MARKETMASTERS FUND TM


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET              1990              W. Whitfield Gardner,     Began investment career in 1982.
MANAGEMENT L.P.                  $9.5 billion      Chairman and Chief        He founded Gardner Lewis in 1990.
285 Wilmington-West                                Executive Officer
Chester Pike
Chadds Ford, PA 19317
                                                   John L. Lewis, IV,        Began investment career in 1986.
                                                   President                 He founded Gardner Lewis in 1990.
--------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              Robert M. Levy,           Began investment career in 1977.
Two North LaSalle                $65.7 billion     C.F.A., Chairman and      Joined Harris Associates in 1985.
Suite 500                                          Chief Investment Officer
Chicago, IL 60602-3790
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971              Susan I. Suvall, Group    Began investment career in 1981.
MANAGEMENT COMPANY               $27.3 billion     Managing Director         Joined TCW in 1985 as a Special
865 South Figueroa St.                                                       Situation Analyst, named to
Suite 1800                                                                   current position in 1998.
Los Angeles, CA 90017

                                                   Nicholas F. Galluccio,    Joined TCW in 1982 and has been a
                                                   Group Managing Director   Portfolio Manager with TCW since
                                                                             1984.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

32  Fund management

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT             1982              William V. Fries, CFA,    Began investment career in 1970.
MANAGEMENT, INC.                 $52.9 billion     Managing Director and     Joined Thornburg in 1995 as
119 East Marcy St.                                 Co-Portfolio Manager      managing director and portfolio
Suite 202                                                                    manager. His 30 years of
Santa Fe, NM 87501                                                           investment management experience
                                                                             includes an extended tenure as
                                                                             vice president of equities at
                                                                             USAA Investment Management
                                                                             Company. He was recognized with
                                                                             the Excellence in Fund Management
                                                                             Award by Business Week Magazine
                                                                             and Standard & Poor's in 2004 &
                                                                             2005.

                                                   Ed Maran, CFA,            Began investment career in 1993.
                                                   Managing Director and     Joined Thornburg in 2002 as
                                                   Co-Portfolio Manager      Associate Portfolio Manager,
                                                                             named to current position in
                                                                             2006. Prior to joining Thornburg
                                                                             he was a Senior Analyst at USAA.

                                                   Connor Browne, CFA,       Joined Thornburg in 2001 as
                                                   Managing Director and     Associate Portfolio Manager,
                                                   Co-Portfolio Manager      named to current position in
                                                                             2006. He graduated Cum Laude from
                                                                             Princeton University.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

LAUDUS SMALL-CAP MARKETMASTERS FUND TM


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS LLC       Founded: 2000     Philip D. Tasho, CFA,     Began investment career in 1980.
1660 Duke Street                 Successor         Principal                 Co-founded TAMRO in 2000. From
Suite 200                        Founded: 2007     Chief Executive           1995 to 2000, Chairman, Chief
Alexandria, VA 22314             $757.4 million    Officer and Chief         Executive Officer and Chief
                                                   Investment Officer;       Investment Officer of Riggs
                                                   primarily responsible     Investment Management Co.
                                                   for the day-to-day        (RIMCO).
                                                   management

                                                   Warren M. Gump, CFA,      After obtaining his M.B.A. from
                                                   Principal                 Emory University in 1997, he
                                                   Equity Analyst            joined Schroder & Co. in New York
                                                                             as an Associate following the
                                                                             lodging industry with a
                                                                             top-ranked Institutional Investor
                                                                             Analyst. Warren subsequently
                                                                             worked at the Motley Fool. Warren
                                                                             left the Motley Fool and joined
                                                                             TAMRO in 2000. In 2005 he left
                                                                             TAMRO to be an independent
                                                                             portfolio manager and rejoined
                                                                             the TAMRO team in 2007. His
                                                                             experience also includes
                                                                             positions with Bank of America's
                                                                             Credit Policy Group and First
                                                                             Union Capital Markets.

                                                   Timothy A. Holland, CFA,  Began investment career in 2000
                                                   Principal                 as an Analyst, at Manley Asset
                                                   Equity Analyst            Management, L.P. Joined TAMRO in
                                                                             2005.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

34  Fund management

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------

                                                   Ronald G. Whitley, CFA    Began investment career in 1996
                                                   Principal                 at IFG Network Securities. From
                                                   Equity Analyst            1995 to 2000, Accountant at
                                                                             PhotoAssist dealing with 401k,
                                                                             corporate and other
                                                                             investment-related accounts. From
                                                                             2000 to 2003 working as a
                                                                             consultant/trainer to
                                                                             corporations for both enterprise
                                                                             software and systems integration.
                                                                             From 2003 to 2005, working to
                                                                             obtain MBA in Finance from
                                                                             Indiana University's Kelley
                                                                             School of Business where he was
                                                                             President of the MBA Investment
                                                                             Club and the student leader of
                                                                             the Investment Management
                                                                             Academy. Joined TAMRO in 2005.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT MANAGEMENT        1971              Susan I. Suvall, Group    Began investment career in 1981.
COMPANY                          $27.3 billion     Managing Director         Joined TCW in 1985 as a Special
865 South Figueroa St.                                                       Situation Analyst, named to
Suite 1800                                                                   current position in 1998.
Los Angeles, CA 90017

                                                   Nicholas F. Galluccio,    Joined TCW in 1982 and has been a
                                                   Group Managing Director   Portfolio Manager with TCW since
                                                                             1984.
--------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET                1985              P. Drew Rankin, Senior    Mr. Rankin manages separate
MANAGEMENT LP                    $6.7 billion      Managing Director         accounts for institutional
40 W 57th Street                                   Co-Manager                clients following U.S. small cap
New York, NY 10019                                                           and healthcare strategies. He is
                                                                             a member of the Investment
                                                                             Committee and a Director of
                                                                             Tocqueville Management Corp., the
                                                                             General Partner. Mr. Rankin began
                                                                             his career in 1970 at Irving
                                                                             Trust Company, where he was a
                                                                             Healthcare analyst and Senior
                                                                             Manager of Trust Investments. In
                                                                             1982, he joined the Columbia
                                                                             University Endowment Fund as
                                                                             Value Portfolio Manager and
                                                                             Healthcare analyst. In 1986, Mr.
                                                                             Rankin co-founded Personal
                                                                             Business Management Group, a
                                                                             private investment firm and
                                                                             family office. He joined
                                                                             Tocqueville as a Senior Partner
                                                                             in 1994. Mr. Rankin has a BS
                                                                             degree from Pennsylvania State
                                                                             University and an MBA from New
                                                                             York University.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

36  Fund management

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
                                                   Allen Huang CFA, Senior   Mr. Huang has nine years of
                                                   Equity Analyst, and Co-   investment experience including
                                                   Manager                   five with Tocqueville. Prior to
                                                                             joining Tocqueville, he spent
                                                                             three years as an Analyst and
                                                                             Corporate Controller overseeing
                                                                             venture capital investments in
                                                                             broadband infrastructure entities
                                                                             at Lotus Pacific, Inc. Mr. Huang
                                                                             holds an MBA from Brigham Young
                                                                             University and a BA from Denison
                                                                             University.

                                                   Doug Adams, Managing      Mr. Adams has 30 years of
                                                   Director, and Co-         investment experience and joined
                                                   Manager                   Tocqueville in 2004. Prior to
                                                                             joining Tocqueville, he spent
                                                                             eight years at Davenport as
                                                                             Director of National Research and
                                                                             also served as a healthcare
                                                                             analyst and a member of
                                                                             Davenport's Investment Policy
                                                                             Committee. Mr. Adams holds a BA
                                                                             degree in Economics from
                                                                             Washington and Lee University.
--------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN                 1939              David H. Burshtan,        David Burshtan is a portfolio
MANAGEMENT INC.                  $148 billion      Vice President            manager on the Growth Equity
605 Third Avenue                                                             team. He joined the firm in 2002.
New York, NY 10158                                                           Previously, he held portfolio
                                                                             manager and analyst positions at
                                                                             Northern Trust, Scudder-Kemper
                                                                             Investments and Texas Commerce
                                                                             Bank. He began his investment
                                                                             career in 1998 as an analyst at
                                                                             Rotan Mosle. David graduated from
                                                                             Brown University with a B.A. and
                                                                             received an M.B.A. from the
                                                                             University of Chicago.
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY GLOBAL          1958              Federico Laffan, Vice     Began investment career in 1997.
INVESTMENT MANAGEMENT, INC.      $102.48 billion   President and Portfolio   Joined American Century in 2001
666 Third Avenue                                   Manager                   as a Senior Investment Analyst,
23rd Floor                                                                   named to current position in
New York, NY 10017                                                           2004. From 1997- 2001,
                                                                             International Equity Portfolio
                                                                             Manager, Warburg Pincus/Credit
                                                                             Suisse Asset Management.

                                                   Trevor Gurwich,           Rejoined the team that manages
                                                   Vice President and        International Small Cap Strategy
                                                   Portfolio Manager         in August 2005. He previously was
                                                                             a member of the International
                                                                             Small Cap and/or International
                                                                             Small-Mid Cap strategy team from
                                                                             June 2001 until January 2004.
                                                                             From January 2004 to August 2005,
                                                                             he was a member of the global
                                                                             growth investment team. He joined
                                                                             American Century in July 1998 and
                                                                             became a portfolio manager in
                                                                             March 2001.

                                                   Mark S. Kopinski,         Has been a member of the team
                                                   Senior Vice President     that manages International Small-
                                                   and Senior Portfolio      Mid Cap Strategy since rejoining
                                                   Manager                   American Century in April 1997 as
                                                                             a portfolio manager.

                                                   Brian Brady,              Has been a member of the team
                                                   Vice President and        that manages International Small-
                                                   Portfolio Manager         Mid Cap Strategy since joining
                                                                             American Century in June 1994. He
                                                                             became a portfolio manager in
                                                                             November 1998.
--------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              David G. Herro, CFA,      Began investment career in 1986.
Two North LaSalle                $65.7 billion     Partner, Chief            Joined Harris Associates in 1992.
Suite 500                                          Investment Officer,
Chicago, IL 60602-3790                             International Equities
                                                   and Portfolio Manager

                                                   Chad M. Clark, CFA,       Began investment career in 1995.
                                                   Partner, Analyst and      Joined Harris Associates in 1995.
                                                   Portfolio Manager
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

38  Fund management

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/07)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
MONDRIAN INVESTMENT              1990              Ormala Krishnan, PhD      Began investment career in 1993.
PARTNERS LIMITED                 $64.3 billion     (Finance), Senior         Joined Mondrian in May 2000 as a
Fifth Floor                                        Portfolio Manager         portfolio manager, emerging
10 Gresham Street                                  primarily responsible     markets. Named to current
London EC2V 7JD                                    for day-to-day            position in 2003 and currently
                                                   management and            heads the international small
                                                   investment decisions.     capitalization team.
--------------------------------------------------------------------------------------------------------------
WENTWORTH, HAUSER AND            1937              Richard K. Hirayama       Began investment career in 1969.
VIOLICH, INC.                    $14.5 billion     Senior Vice President,    Joined WHV in 1990. Developed the
353 Sacramento Street                              Managing Director,        WHV International Equity strategy
Suite 600                                          Portfolio Manager and     in 1995.
San Francisco, CA 94111                            Security

                                                   Laura A. Stankard         Joined WHV in 1998 as a Portfolio
                                                   Vice President            Accountant, was promoted to
                                                                             Operations Officer in 2000 and
                                                                             named to her current position in
                                                                             2001.
--------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC     1935              W. George Greig,          Began investment career in 1979.
222 West Adams St.               $48.9 billion     Principal, International  Joined William Blair in 1996.
Chicago, IL 60606                                  Equity Portfolio Manager
--------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds' sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



INVESTMENT MINIMUMS



CHOOSE A FUND AND SHARE CLASS then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares -- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.



                                                 MINIMUM INITIAL   MINIMUM
SHARE CLASS                                        INVESTMENT      BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES                                      $   100          NONE
SELECT SHARES(R)                                     $50,000       $40,000



Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.



These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS



CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.



OPTION                 FEATURE
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your share
                       class.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your share class.


CASH You receive payment for all dividends and capital gain distributions.



PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



42  Investing in the funds

BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of a fund, place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.



SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY



To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.



When selling or exchanging shares, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined below) may purchase shares directly from the fund's sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the



44  Investing in the funds
check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE AND CONVERSION PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s),



46  Investing in the funds
address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.



The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.



DIRECT EXCHANGES AND CONVERSIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.



DIRECT EXCHANGES AND CONVERSIONS BY MAIL



To exchange or convert fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

--------------------------------------------------------------------------------

THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:


- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates the share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Laudus International MarketMasters Fund TM should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.



In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.



Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods



48  Investing in the funds
are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.



The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.


REDEMPTION FEES. The funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.


50  Investing in the funds

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.


CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS.

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.



SHAREHOLDERS IN THE LAUDUS INTERNATIONAL MARKETMASTERS FUND TM MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.


52  Investing in the funds

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

THIS IS NOT PART OF THE PROSPECTUS



A COMMITMENT TO YOUR PRIVACY


Our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about our commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of the Funds. Shareholders purchasing or owning shares of the Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with the Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law.



For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. The Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about you.



You can also help protect your identity and accounts. Here are a few steps to remember:


- The Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order clients should call 1-800-407-0256.

                                                             [LAUDUS FUNDS LOGO]

PROSPECTUS



February 28, 2008



                                                    COMMAND PERFORMANCE TM


LAUDUS MARKETMASTERS FUNDS TM

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab at 1-800-435-4000. In addition, you may visit www.schwab.com/marketmasters for a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER
Laudus MarketMasters Funds 811-7704

REG23308FLT-16

   SCHWAB MARKETTRACK PORTFOLIOS(R)

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2008


   - Schwab MarketTrack All Equity Portfolio TM
   - Schwab MarketTrack Growth Portfolio TM
   - Schwab MarketTrack Balanced Portfolio TM
   - Schwab MarketTrack Conservative Portfolio TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB MARKETTRACK PORTFOLIOS(R)



       ABOUT THE PORTFOLIOS

          All Equity Portfolio.....................................    2

          Growth Portfolio.........................................    8

          Balanced Portfolio.......................................   14

          Conservative Portfolio...................................   20

          Portfolio management.....................................   26

       INVESTING IN THE PORTFOLIOS

          Placing orders...........................................   29

          Placing orders through your intermediary.................   30

          Placing direct orders....................................   32

          Transaction policies.....................................   37

          Distributions and taxes..................................   42

                  ABOUT THE PORTFOLIOS


                  The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), most of which are managed using indexing strategies. Each portfolio pursues a different investment goal.


                  This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.

                  Indexing, a strategy of tracking the performance of a given segment of the market over time, involves looking to an index to determine what securities to own. By investing in a combination of other Schwab Funds(R), the portfolios are designed to offer diversification in a single investment.

                  The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM
Ticker symbol   Investor Shares: SWEGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks and typically does not change its target allocation.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
--------------------------------------------------------------------------------


STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. It is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments; typically the actual percentage is considerably higher. The portfolio will notify its shareholders at least 60 days before changing this policy.


The portfolio invests mainly in other Schwab Funds(R), particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations.

2  Schwab MarketTrack All Equity Portfolio TM

                        This portfolio's exposure to a broad spectrum of U.S. and international stocks may make it an appropriate choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's stock allocations can have an effect on returns. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock index funds. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


LARGE-CAP RISK. Many of the risks of this portfolio are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the portfolio's performance also will lag these investments.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a

                                   Schwab MarketTrack All Equity Portfolio TM  3
period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

4  Schwab MarketTrack All Equity Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]


      25.06   (8.91)  (13.05) (20.45) 33.96   13.98    6.83   18.36    6.11

        99      00      01      02      03      04      05      06      07

BEST QUARTER: 18.54% Q2 2003
WORST QUARTER: (18.38%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
PORTFOLIO
  Before taxes                                                  6.11     15.42      5.43 1
  After taxes on distributions                                  5.81     15.06      5.00 1
  After taxes on distributions
    and sale of shares                                          4.24     13.42      4.50 1

S&P 500(R) INDEX                                                5.49     12.82      4.53 2


1 Inception: 5/19/98.

2 From: 5/19/98.

                                   Schwab MarketTrack All Equity Portfolio TM  5

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee 1                                                          2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.43
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.29
Acquired fund fees and expenses (AFFE) 2                                  0.30
                                                                        -------
Total annual operating expenses 3                                         1.02
Less expense reduction                                                   (0.22)
                                                                        -------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.80
                                                                        -------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio.


2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.


4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/09. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.


EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $82                  $316                 $568                $1,292


6  Schwab MarketTrack All Equity Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
                                                         10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.63      11.55      10.44       9.43       7.60
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21       0.11       0.12       0.08       0.09
  Net realized and unrealized gains                         2.01       2.10       1.11       1.02       1.85
                                                         -----------------------------------------------------------------
  Total income from investment operations                   2.22       2.21       1.23       1.10       1.94
Less distributions:
  Distributions from net investment income                 (0.27)     (0.13)     (0.12)     (0.09)     (0.09)
  Distributions from net realized gains                       --         --         --         --      (0.02)
                                                         -----------------------------------------------------------------
Total distributions                                        (0.27)     (0.13)     (0.12)     (0.09)     (0.11)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           15.58      13.63      11.55      10.44       9.43
                                                         -----------------------------------------------------------------
Total return (%)                                           16.55      19.31      11.81      11.75      25.77

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                  0.50       0.50       0.50       0.50       0.50
  Gross operating expenses 1                                0.72       0.74       0.75       0.76       0.76
  Net investment income                                     1.24       0.89       1.07       0.83       1.10
Portfolio turnover rate                                        0 2        8         49          7         10
Net assets, end of period ($ X 1,000,000)                    682        527        463        450        427



1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.


2 Less than 1%.

                                   Schwab MarketTrack All Equity Portfolio TM  7

SCHWAB MARKETTRACK GROWTH PORTFOLIO TM
Ticker symbols  Investor Shares: SWHGX  P Shares: SWPGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments in seeking to reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund TM. Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations.

8  Schwab MarketTrack Growth Portfolio TM

                        By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have an effect on returns. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


LARGE-CAP RISK. Many of the risks of this portfolio are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the portfolio's performance also will lag these investments.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may

                                       Schwab MarketTrack Growth Portfolio TM  9
be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

10  Schwab MarketTrack Growth Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The portfolio has two share classes, which have different minimum investments, different costs and different eligibility requirements. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]


      15.17   19.36   (4.81)  (8.43)  (15.48) 27.08   11.61    5.69   15.09    5.39

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 15.70% Q4 1998
WORST QUARTER: (14.15%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07






                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes          5.39     12.70      6.30     8.29 1
  After taxes on
    distributions       4.55     12.06      5.58     7.46 1
  After taxes on
    distributions and
    sale of shares      4.15     10.85      5.11     6.87 1
P SHARES
  Before taxes          5.50        --        --     7.74 2
S&P 500(R) INDEX        5.49     12.82      5.91     9.48 3
LEHMAN BROTHERS U.S.
  AGGREGATE BOND
  INDEX                 6.97      4.42      5.97     6.20 3


1 Inception: 11/20/95.


2 Inception: 4/6/06.



3 From: 11/20/95.


                                      Schwab MarketTrack Growth Portfolio TM  11

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR     P
  (% of transaction amount)                                              SHARES    SHARES
-----------------------------------------------------------------------------------------
Redemption fee 1                                                          2.00      None
ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------------
Management fees                                                           0.42      0.42
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.28      0.13
Acquired fund fees and expenses (AFFE) 2                                  0.29      0.29
                                                                        -----------------
Total annual operating expenses 3                                         0.99      0.84
Less expense reduction                                                   (0.20)    (0.20)
                                                                        -----------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.79      0.64
                                                                        -----------------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio.


2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.


4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and P Shares to 0.50% and 0.35%, respectively, through 2/27/09. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.


EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figures are based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $81            $306           $550          $1,248
P SHARES                   $65            $259           $469          $1,073


12  Schwab MarketTrack Growth Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the financial history of each share class of the portfolio for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    19.16      16.81      15.57      14.36       12.05
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.40       0.30       0.27       0.21        0.18
  Net realized and unrealized gains                        2.16       2.33       1.20       1.21        2.33
                                                         -----------------------------------------------------------------
  Total income from investment operations                  2.56       2.63       1.47       1.42        2.51

Less distributions:
  Distributions from net investment income                (0.46)     (0.28)     (0.23)     (0.21)      (0.20)
  Distributions from net realized gains                   (0.17)        --         --         --          --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.63)     (0.28)     (0.23)     (0.21)      (0.20)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          21.09      19.16      16.81      15.57       14.36
                                                         -----------------------------------------------------------------
Total return (%)                                          13.69      15.83       9.48       9.94       21.18


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                 0.50       0.50       0.50       0.50        0.50
  Gross operating expenses 1                               0.70       0.71       0.72       0.73        0.74
  Net investment income                                    1.94       1.74       1.58       1.35        1.48
Portfolio turnover rate                                       4          7         33          9           9
Net assets, end of period ($ X 1,000,000)                   686        602        657        614         578



                                                         11/1/06-   4/6/06 2-
P SHARES                                                 10/31/07   10/31/06
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    19.18       18.32
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.42        0.10
  Net realized and unrealized gains                        2.16        0.76
                                                         -----------------------------------------------------------------
  Total income from investment operations                  2.58        0.86

Less distributions:
  Distributions from net investment income                (0.49)         --
  Distributions from net realized gains                   (0.17)         --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.66)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          21.10       19.18
                                                         -----------------------------------------------------------------
Total return (%)                                          13.83        4.69 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                 0.35        0.35 4
  Gross operating expenses 1                               0.55        0.56 4
  Net investment income                                    2.07        0.95 4
Portfolio turnover rate                                       4           7 3
Net assets, end of period ($ X 1,000,000)                   138         119



1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.



2 Commencement of operations.



3 Not Annualized.




4 Annualized.





                                      Schwab MarketTrack Growth Portfolio TM  13

SCHWAB MARKETTRACK BALANCED PORTFOLIO TM
Ticker symbol  Investor Shares: SWBGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
------------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
               Small-Cap Index(R), which includes the second-largest
               1,000 U.S. publicly traded stocks as measured by market
               capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund(R). Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

14  Schwab MarketTrack Balanced Portfolio TM

                        With a blend of asset types that modestly favors stocks, this portfolio may be appropriate for long-term investors with moderate sensitivity to risk.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

                                    Schwab MarketTrack Balanced Portfolio TM  15

Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.


LARGE-CAP RISK. Many of the risks of this portfolio are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the portfolio's performance also will lag these investments.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

16  Schwab MarketTrack Balanced Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

      13.67   14.00   (1.03)  (4.40)  (9.85)  21.04    9.64    4.88   12.29    5.09

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 11.81% Q4 1998
WORST QUARTER: (9.78%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
PORTFOLIO
  Before taxes          5.09     10.43      6.15       7.64 1
  After taxes on
    distributions       4.01      9.54      5.12       6.57 1
  After taxes on
    distributions and
    sale of shares      3.80      8.66      4.76       6.11 1
S&P 500(R) INDEX        5.49     12.82      5.91       9.48 2
LEHMAN BROTHERS U.S.
  AGGREGATE BOND
  INDEX                 6.97      4.42      5.97       6.20 2



1 Inception: 11/20/95.



2 From: 11/20/95.


                                    Schwab MarketTrack Balanced Portfolio TM  17

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee 1                                                          2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.44
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
Acquired fund fees and expenses (AFFE) 2                                  0.34
                                                                        -------
Total annual operating expenses 3                                         1.06
Less expense reduction                                                   (0.22)
                                                                        -------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.84
                                                                        -------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio.


2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.


4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/09. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.


EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $86                  $322                 $577                $1,306


18  Schwab MarketTrack Balanced Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
                                                         10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     17.04      15.46      14.66      13.78      12.05
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.47       0.38       0.34       0.29       0.25
  Net realized and unrealized gains                         1.41       1.58       0.74       0.88       1.77
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.88       1.96       1.08       1.17       2.02

Less distributions:
  Distributions from net investment income                 (0.50)     (0.34)     (0.28)     (0.29)     (0.29)
  Distributions from net realized gains                    (0.29)     (0.04)        --         --         --
                                                         -----------------------------------------------------------------
Total distributions                                        (0.79)     (0.38)     (0.28)     (0.29)     (0.29)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           18.13      17.04      15.46      14.66      13.78
                                                         -----------------------------------------------------------------
Total return (%)                                           11.38      12.92       7.41       8.61      17.12


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 1                                  0.50       0.50       0.50       0.50       0.50
  Gross operating expenses 1                                0.72       0.73       0.73       0.74       0.74
  Net investment income                                     2.65       2.35       2.20       2.03       1.98
Portfolio turnover rate                                        6          8         25         11         17
Net assets, end of period ($ X 1,000,000)                    598        534        519        541        516


1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.


                                    Schwab MarketTrack Balanced Portfolio TM  19

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM
Ticker symbol  Investor Shares: SWCGX  P SHARES: SWCPX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments in seeking to obtain long-term growth. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION      FUND AND INDEX
-------------------------------------------------------------------------
BOND            Schwab Total Bond Market Fund TM. Seeks to track the
                Lehman Brothers U.S. Aggregate Bond Index, which includes
                a broad-based mix of U.S. investment-grade bonds with
                maturities greater than one year.
LARGE-CAP       Schwab S&P 500 Index Fund and/or Schwab Institutional
                Select(R) S&P 500 Fund. Each seeks to track the S&P 500
                Index(R), a widely recognized Index maintained by
                Standard & Poor's that includes 500 U.S. publicly traded
                stocks.
SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                Small-Cap Index(R), which includes the second-largest
                1,000 U.S. publicly traded stocks as measured by market
                capitalization.
INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the
                Schwab International Index(R), which includes 350 of the
                largest stocks (as measured by free float-adjusted market
                capitalization) that are publicly traded in developed
                securities markets outside the United States.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

20  Schwab MarketTrack Conservative Portfolio TM

                        Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long-term and the short-term. Because it intends to maintain substantial exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the


                                Schwab MarketTrack Conservative Portfolio TM  21
price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.


LARGE-CAP RISK. Many of the risks of this portfolio are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the portfolio's performance also will lag these investments.


SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

22  Schwab MarketTrack Conservative Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The portfolio has two share classes, which have different minimum investments, different costs and different eligibility requirements. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


      11.56    8.70    2.71   (0.35)  (4.02)  15.05    7.80    3.98    9.52    4.91

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 8.39% Q2 2003
WORST QUARTER: (5.26%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes          4.91      8.18      5.85       6.89 1
  After taxes on
    distributions       3.74      7.10      4.53       5.50 1
  After taxes on
    distributions and
    sale of shares      3.55      6.51      4.28       5.17 1

P SHARES
  Before taxes          4.98        --        --       6.54 2

S&P 500(R) INDEX        5.49     12.82      5.91       9.48 3

LEHMAN BROTHERS U.S.
  AGGREGATE BOND
  INDEX                 6.97      4.42      5.97       6.20 3



1 Inception: 11/20/95.



2 Inception: 4/6/06.



3 From: 11/20/95.


                                Schwab MarketTrack Conservative Portfolio TM  23

PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR     P
  (% of transaction amount)                                              SHARES    SHARES
------------------------------------------------------------------------------------------
Redemption fee 1                                                          2.00      None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.44      0.44
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.29      0.14
Acquired fund fees and expenses 2                                         0.42      0.42
                                                                        -----------------
Total annual operating expenses 3                                         1.15      1.00
Less expense reduction                                                   (0.23)    (0.23)
                                                                        -----------------
NET OPERATING EXPENSES
  (INCLUDING AFFE) 3,4                                                    0.92      0.77
                                                                        -----------------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the portfolio.


2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.


4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and P Shares to 0.50% and 0.35%, respectively, through 2/27/09. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.


EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figures are based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $94            $345           $615          $1,388
P SHARES                   $79            $298           $535          $1,214


24  Schwab MarketTrack Conservative Portfolio TM

FINANCIAL HIGHLIGHTS


This section provides further details about the financial history of each share class of the portfolio for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                         11/1/06-    11/1/05-    11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07    10/31/06    10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.33       13.42      13.09      12.53      11.37
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.49        0.42       0.36       0.34       0.29
  Net realized and unrealized gains                         0.78        0.92       0.32       0.57       1.16
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.27        1.34       0.68       0.91       1.45

Less distributions:
  Distributions from net investment income                 (0.51)      (0.42)     (0.35)     (0.35)     (0.29)
  Distributions from net realized gains                    (0.19)      (0.01)        --         --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.70)      (0.43)     (0.35)     (0.35)     (0.29)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           14.90       14.33      13.42      13.09      12.53
                                                         -----------------------------------------------------------------
Total return (%)                                            9.12       10.13       5.24       7.38      12.98


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                  0.50        0.50       0.50       0.50       0.50
  Gross operating expenses 1                                0.73        0.74       0.75       0.75       0.75
  Net investment income                                     3.37        3.12       2.67       2.70       2.44

Portfolio turnover rate                                        4          11          9         10         17

Net assets, end of period ($ X 1,000,000)                    252         232        300        290        289



                                                         11/01/06-   4/06/06 2-
P SHARES                                                 10/31/07    10/31/06
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.32        13.93
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.51         0.23
  Net realized and unrealized gains                         0.78         0.35
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.29         0.58

Less distributions:
  Distributions from net investment income                 (0.55)       (0.19)
  Distributions from net realized gains                    (0.19)          --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.74)       (0.19)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           14.87        14.32
                                                         -----------------------------------------------------------------
Total return (%)                                            9.32         4.22 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                  0.35         0.35 4
  Gross operating expenses 1                                0.58         0.60 4
  Net investment income                                     3.48         2.81 4

Portfolio turnover rate                                        4           11 3

Net assets, end of period ($ X 1,000,000)                     99           79



1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.


2 Commencement of operations.

3 Not annualized.
4 Annualized.



                                Schwab MarketTrack Conservative Portfolio TM  25

                  PORTFOLIO MANAGEMENT


The portfolios' investment adviser, Charles Schwab Investment Management, Inc., has more than $225 billion under management.



                  The investment adviser for the portfolios is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/07).



                  As the investment adviser, the firm oversees the asset management and administration of the portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/07, these fees were 0.21% for the All Equity Portfolio, 0.22% for the Growth Portfolio, 0.22% for the Balanced Portfolio and 0.21% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  A discussion regarding the basis for the Board of Trustees' approval of the portfolios' investment advisory agreement is available in the portfolios' 2007 annual report, which covers the period of 11/1/06 through 10/31/07.


                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the equity portions of the portfolios. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the portfolios. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing subadvisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  STEVEN HUNG, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  MATTHEW HASTINGS, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 1999 and has worked in fixed income and asset management since 1996.

                  ANDREW TIKOFSKY, PHD, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 2006 and has worked in fixed income and asset management since 1997.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each portfolio is available in the Statement of Additional Information.

                  INVESTING IN THE PORTFOLIOS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the portfolios through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the portfolios (intermediary orders). Eligible Investors (as defined herein) may invest directly in the portfolios by placing orders through the portfolios' sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a portfolio's policies to buy, sell, or exchange shares of a portfolio.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a portfolio or its shareholders.



INVESTMENT MINIMUMS



CHOOSE A PORTFOLIO, then decide how much you want to invest. The minimum shown below is for each portfolio.



                       MINIMUM INITIAL INVESTMENT
--------------------------------------------------------------------------------
INVESTOR SHARES        $100


P SHARES $100,000 (available only to charitable giving funds and tax-advantaged retirement plans)



Please note the P Shares that are offered by the Growth Portfolio and Conservative Portfolio are only offered to charitable giving funds and tax-advantaged retirement plans.



These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.



DISTRIBUTION OPTIONS



CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.



OPTION                 FEATURE
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your
                       portfolio.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your portfolio.


CASH You receive payment for all dividends and capital gain distributions.

PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place intermediary orders, you are not placing your orders directly with the portfolios, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the portfolios on purchases, redemptions and exchanges of portfolio shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, portfolio choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the portfolios. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The portfolios are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a portfolio. If your portfolio shares are no longer held by an authorized intermediary, the portfolio may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept portfolio orders. Second, you may maintain a direct account with the portfolio if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the portfolio's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a portfolio reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of a portfolio, place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the portfolios.



30  Investing in the portfolios

SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY



To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the portfolios.



When selling or exchanging shares, you should be aware of the following portfolio policies:



- The portfolios may take up to seven days to pay sale proceeds.



- The portfolios reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.



- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.

PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined below) may purchase shares directly from the portfolio's sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The portfolios reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the portfolios are subject to involuntary redemption by the portfolios.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the portfolios are described on this and the following pages. With every direct order, you must include your name, your account number, the portfolio's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the portfolios) prior to placing telephone orders with the portfolio's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a portfolio's shares. Eligible Investors must open an account with the portfolio through the portfolio's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the portfolios, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the portfolio, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the portfolio (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange
(NYSE), whichever is earlier) to place your order and to



32  Investing in the portfolios
receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the portfolio will be processed at the net asset value per share of the portfolio for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a portfolio, you may open an account and make your initial purchase and any additional purchases of a portfolio's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services,
Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the portfolios, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a portfolio next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of portfolio shares, a purchase order is received by a portfolio on the day that it is in good order unless it is rejected by the portfolios' sub-transfer agent. For a cash purchase order of portfolio shares to be in good order on a particular day, a check must be received on or before the close of a portfolio (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a portfolio after the deadline, the purchase price of portfolio shares will be based upon the next determination of net asset value of portfolio shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the portfolios.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following portfolio policies:



- The portfolios may take up to seven days to pay sale proceeds.



- The portfolios reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the portfolio next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The portfolios and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your portfolio shares by mail by sending a request letter to the portfolios' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a portfolio at the net asset value per share of the portfolio next determined after the request is received in good order. To be in good order, the redemption request must include the name of the portfolio and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the portfolios and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has



34  Investing in the portfolios
changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE PRIVILEGES



Upon request, and subject to certain limitations, shares of a portfolio may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a portfolio containing the information indicated below.



The portfolios reserve the right to suspend or terminate the privilege of exchanging shares of the portfolios by mail or by telephone at any time.



DIRECT EXCHANGES BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange portfolio shares by telephone by calling the portfolios' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the portfolio from which and the fund into which the exchange is to be made; and
(d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the portfolios' sub-transfer agent via telephone.



DIRECT EXCHANGES BY MAIL



To exchange portfolio shares by mail, simply send a letter of instruction to the portfolios' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the portfolio from and the portfolio into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.



36  Investing in the portfolios

--------------------------------------------------------------------------------
THE PORTFOLIOS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a portfolio falls below the stated minimum balance requirement for the portfolio or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a portfolio's or share class' investment minimums.

- To suspend the right to sell shares back to a portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. A portfolio calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a portfolio in good order on or prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a portfolio receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a portfolio for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each portfolio is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a portfolio's performance by disrupting the efficient management of the portfolio, increasing portfolio transaction costs and taxes, causing the portfolio to maintain higher cash balances, and diluting the value of the portfolio's shares.



In order to discourage market timing, each portfolio's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by portfolio shareholders. Each portfolio seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the portfolios policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a portfolio.



Although these methods are designed to discourage market timing, there can be no guarantee that the portfolio will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each portfolio and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the portfolio's long-term shareholders. Each portfolio may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. The portfolio or its service providers maintain risk-based surveillance procedures designed to detect market timing in portfolio shares in amounts that might be detrimental to a portfolio. Under these procedures, the portfolios have requested that service providers to the portfolios monitor transactional activity in amounts and frequency determined by the portfolios to be significant to a portfolio and in a pattern of activity that potentially could be detrimental to a portfolio. If a portfolio, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the portfolio by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the portfolio or its service providers will work with the intermediary to monitor possible market timing activity. The portfolios reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the portfolio. Transactions by portfolio shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the portfolios. The portfolios may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the portfolios through such intermediary. The portfolios will defer to an intermediary's policies only after the portfolios determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a portfolio and in a pattern of activity that potentially could be detrimental to the portfolio. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their portfolio transactions.



The portfolios reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.



38  Investing in the portfolios

REDEMPTION FEES. The portfolios may impose a short-term redemption fee on any Investor Shares that are redeemed or exchanged by a shareholder within 30 days of the purchase date. The portfolios impose the redemption fees in an effort to deter short-term trading, to facilitate efficient portfolio management, to minimize the impact on portfolio performance and to offset portfolio transaction costs and other expenses. The portfolios charge a redemption fee of 2.00%. These fees may be imposed to the extent the Investor Shares redeemed exceed the number of Investor Shares that have been held more than 30 days. Each portfolio treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Portfolio shares purchased with reinvested dividends are not subject to redemption fees. Each portfolio retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same portfolio.


As noted above, the portfolio shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the portfolios. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a portfolio or may be unwilling to collect the fees. As such, a portfolio may not be able to collect redemption fees through these intermediaries. Each portfolio notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the portfolio.


Each portfolio reserves the right to waive its redemption fee if the portfolio or its service providers believe that such waivers are consistent with the best interests of the portfolio and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the portfolio or financial intermediaries; redemptions by charitable giving portfolios; redemptions by registered investment companies; and redemptions initiated by the portfolio. Each portfolio reserves the right to modify or eliminate the redemption fees or waivers at any time.


FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each portfolio's securities when market prices are not "readily available" or are unreliable. For example, a portfolio may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each portfolio seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a portfolio's portfolio holdings and the net asset value of the portfolio's shares, and seeks to ensure that the prices at which the portfolio's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each portfolio makes fair value determinations in good faith in accordance with the portfolio's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a portfolio could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the portfolios invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

PORTFOLIO HOLDINGS INFORMATION. A description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' portfolio securities is available in the portfolios' Statement of Additional Information.


CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the portfolios or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The portfolios or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The portfolio or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the portfolio or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The portfolios will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The portfolios, however, reserve the right to close and/or liquidate your account at the then-current day's price if the portfolio or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on portfolio shares and will be subject to corresponding tax consequences.



40  Investing in the portfolios

Customer identification and verification is part of the portfolios' overall obligation to deter money laundering under Federal law. The portfolios have adopted an Anti-Money Laundering Compliance Program designed to prevent the portfolios from being used for money laundering or the financing of terrorist activities. In this regard, the portfolios reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of portfolio management, they are deemed to be in the best interest of the portfolios or in cases when a portfolio is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the portfolios are required to withhold such proceeds.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each portfolio's year-end distribution, if any, may be made available on the portfolio's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the portfolios as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The portfolios expect that a portion of each portfolio's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------



42  Investing in the portfolios

NOTES

THIS IS NOT PART OF THE PROSPECTUS



A COMMITMENT TO YOUR PRIVACY


At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law.



For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about you.



You can also help protect your identity and accounts. Here are a few steps to remember:


- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.


(C)2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current portfolio investors, contain more information about the portfolios' holdings and detailed financial information about the portfolios. Annual reports also contain information from the portfolios' managers about strategies, recent market conditions and trends and their impact on portfolio performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the portfolios, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the portfolios' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the portfolios, including the portfolios' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab MarketTrack Portfolios(R)          811-7704



   REG13757FLT-14


   SCHWAB MARKETTRACK PORTFOLIOS(R)


   PROSPECTUS
   February 28, 2008





                                                           [CHARLES SCHWAB LOGO]

   SCHWAB EQUITY INDEX FUNDS(R)

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2008


   - Schwab S&P 500 Index Fund
   - Schwab Institutional Select(R) S&P 500 Fund
   - Schwab 1000 Index(R) Fund
   - Schwab Small-Cap Index Fund(R)
   - Schwab Total Stock Market Index Fund(R)
   - Schwab International Index Fund(R)

   As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.
                                                           [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS(R)



       ABOUT THE FUNDS

          Schwab S&P 500 Index Fund................................    2

          Schwab Institutional Select(R) S&P 500 Fund..............    7

          Schwab 1000 Index(R) Fund................................   11

          Schwab Small-Cap Index Fund(R)...........................   15

          Schwab Total Stock Market Index Fund(R)..................   19

          Schwab International Index Fund(R).......................   24

          Fund management..........................................   28

       INVESTING IN THE FUNDS

          Placing orders...........................................   30

          Placing orders through your intermediary.................   31

          Placing direct orders....................................   32

          Transaction policies.....................................   37

          Distributions and taxes..................................   41

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND
Ticker symbols   Investor Shares: SWPIX   Select Shares(R): SWPPX   e.Shares(R):
SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 75% of the total value of the U.S. stock market. (All figures are as of 12/31/07.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

2  Schwab S&P 500 Index Fund

                        Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

                                                    Schwab S&P 500 Index Fund  3

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]

      28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53    4.66   15.48    5.34

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  5.34     12.52      5.60       8.59 1
  After taxes on distributions                                  4.74     11.99      5.14       8.13 1
  After taxes on distributions and sale of shares               3.47     10.66      4.61       7.37 1

SELECT SHARES(R)
Before taxes                                                    5.50     12.71      5.77       7.03 2

E.SHARES(R)
Before taxes                                                    5.46     12.66      5.69       8.70 1

S&P 500(R) INDEX                                                5.49     12.82      5.91       8.96 3


1 Inception: 5/1/96. 2 Inception: 5/19/97. 3 From: 5/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES    SHARES   E.SHARES
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.09      0.09      0.09
Distribution (12b-1) fees                             None      None      None
Other expenses                                        0.26      0.11      0.11
                                                     --------------------------
Total annual operating expenses                       0.35      0.20      0.20
Less expense reduction                                 --      (0.01)      --
                                                     --------------------------
NET OPERATING EXPENSES**                              0.35      0.19      0.20
                                                     --------------------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $36            $113           $197           $443
SELECT SHARES              $19            $ 63           $112           $254
E.SHARES                   $20            $ 64           $113           $255


4  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.47      18.79      17.61      16.36      13.79
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.38       0.34       0.34       0.23       0.20
  Net realized and unrealized gains                         2.65       2.64       1.14       1.23       2.57
                                                         -----------------------------------------------------------------
  Total income from investment operations                   3.03       2.98       1.48       1.46       2.77

Less distributions:
  Distributions from net investment income                 (0.33)     (0.30)     (0.30)     (0.21)     (0.20)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           24.17      21.47      18.79      17.61      16.36
                                                         -----------------------------------------------------------------
Total return (%)                                           14.29      16.03       8.44       9.03      20.39


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.35       0.36       0.37       0.37       0.36
  Gross operating expenses                                  0.35       0.36       0.40       0.45       0.46
  Net investment income                                     1.60       1.57       1.74       1.35       1.45

Portfolio turnover rate                                        2          3          4          3          3

Net assets, end of period ($ X 1,000,000)                  3,948      3,685      3,666      3,849      3,510

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.56      18.88      17.68      16.41      13.83
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.41       0.37       0.36       0.26       0.24
  Net realized and unrealized gains                         2.68       2.65       1.16       1.24       2.57
                                                         -----------------------------------------------------------------
  Total income from investment operations                   3.09       3.02       1.52       1.50       2.81

Less distributions:
  Distributions from net investment income                 (0.37)     (0.34)     (0.32)     (0.23)     (0.23)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           24.28      21.56      18.88      17.68      16.41
                                                         -----------------------------------------------------------------
Total return (%)                                           14.50      16.18       8.66       9.25      20.62


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.19       0.19       0.19       0.19       0.19
  Gross operating expenses                                  0.20       0.21       0.25       0.30       0.31
  Net investment income                                     1.78       1.74       1.92       1.53       1.63

Portfolio turnover rate                                        2          3          4          3          3

Net assets, end of period ($ X 1,000,000)                  4,345      4,038      3,938      4,119      3,692

                                                    Schwab S&P 500 Index Fund  5

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
E.SHARES                                                 10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.50      18.81      17.62      16.37      13.79
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.40       0.35       0.39       0.26       0.23
  Net realized and unrealized gains                         2.67       2.67       1.11       1.21       2.56
                                                         -----------------------------------------------------------------
  Total income from investment operations                   3.07       3.02       1.50       1.47       2.79

Less distributions:
  Distributions from net investment income                 (0.37)     (0.33)     (0.31)     (0.22)     (0.21)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           24.20      21.50      18.81      17.62      16.37
                                                         -----------------------------------------------------------------
Total return (%)                                           14.44      16.25       8.58       9.10      20.55


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.20       0.21       0.24       0.28       0.28
  Gross operating expenses                                  0.20       0.21       0.25       0.30       0.31
  Net investment income                                     1.76       1.72       1.88       1.44       1.54

Portfolio turnover rate                                        2          3          4          3          3

Net assets, end of period ($ X 1,000,000)                    274        241        220        249        246

6  Schwab S&P 500 Index Fund

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
TICKER SYMBOLS: ISLCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 75% of the total value of the U.S. stock market. (All figures are as of 12/31/07). For this reason, the index is widely used as a measure of overall U.S. stock market performance.


Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

                                  Schwab Institutional Select(R) S&P 500 Fund  7

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

8  Schwab Institutional Select(R) S&P 500 Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31




[BAR CHART]


      (9.20)  (12.05) (22.10) 28.47   10.72    4.88   15.79    5.52

        00      01      02      03      04      05      06      07

BEST QUARTER: 15.36% Q2 2003
WORST QUARTER: (17.22%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
FUND
  Before taxes                                                  5.52     12.76      3.12 1
  After taxes on distributions                                  5.20     12.35      2.68 1
  After taxes on distributions
    and sale of shares                                          3.92     11.00      2.44 1

S&P 500(R) INDEX                                                5.49     12.82      3.21 2


1 Inception: 2/1/99.


2 From: 2/1/99.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.11
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.11
                                                                        -------
Total annual operating expenses                                           0.22
Less expense reduction                                                   (0.12)
                                                                        -------
NET OPERATING EXPENSES**                                                  0.10
                                                                        -------



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.



** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $10                  $59                  $112                 $268


                                  Schwab Institutional Select(R) S&P 500 Fund  9

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
                                                         10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.99       9.57       8.95       8.30       7.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21       0.16       0.15       0.13       0.12
  Net realized and unrealized gains                         1.36       1.39       0.62       0.64       1.30
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.57       1.55       0.77       0.77       1.42
Less distributions:
  Distributions from net investment income                 (0.17)     (0.13)     (0.15)     (0.12)     (0.12)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           12.39      10.99       9.57       8.95       8.30
                                                         -----------------------------------------------------------------
Total return (%)                                           14.43      16.39       8.64       9.36      20.65


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.10       0.10       0.10       0.15       0.15
  Gross operating expenses                                  0.22       0.28       0.33       0.35       0.36
  Net investment income                                     1.89       1.84       1.82       1.56       1.65
Portfolio turnover rate                                        1          2          3          3          4
Net assets, end of period ($ X 1,000,000)                  3,103      2,080      1,246        348        272

10  Schwab Institutional Select(R) S&P 500 Fund

SCHWAB 1000 INDEX(R) FUND
Ticker symbols:  Investor Shares: SNXFX  Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS


Although there are currently more than 4,843 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 88% of the total value of all U.S. stocks. (Figures are as of 12/31/07.)


These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------


INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

                                                   Schwab 1000 Index(R) Fund  11

                        Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

12  Schwab 1000 Index(R) Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]

      27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82    6.05   15.20    5.76

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  5.76     13.01      6.06       10.54 1
  After taxes on distributions                                  5.23     12.62      5.69       10.04 1
  After taxes on distributions and sale of shares               3.76     11.21      5.10        9.29 1

SELECT SHARES(R)
  Before taxes                                                  5.91     13.18      6.19        7.54 2
SCHWAB 1000 INDEX(R)                                            6.13     13.42      6.40       10.94 3
S&P 500(R) INDEX                                                5.49     12.82      5.91       10.61 3



1 Inception: 4/2/91. 2 Inception: 5/19/97. 3 From: 4/2/91.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES   SHARES(R)
-------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------------
Management fees                                                           0.22      0.22
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.26      0.11
                                                                        -------------------
Total annual operating expenses                                           0.48      0.33
                                                                        -------------------



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $49            $154           $269           $604
SELECT SHARES              $34            $106           $185           $418


                                                   Schwab 1000 Index(R) Fund  13

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                             10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       40.40      35.31      32.54      30.25      25.25
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.60 1     0.50 1     0.55       0.37       0.33

  Net realized and unrealized gains           5.33 1     5.05 1     2.70       2.26       4.99
                                            -----------------------------------------------------------------
  Total income from investment operations     5.93       5.55       3.25       2.63       5.32

Less distributions:
  Distributions from net investment income   (0.52)     (0.46)     (0.48)     (0.34)     (0.32)
                                            -----------------------------------------------------------------
Net asset value at end of period             45.81      40.40      35.31      32.54      30.25
                                            -----------------------------------------------------------------
Total return (%)                             14.81      15.84      10.04       8.78      21.34

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                      0.48       0.49       0.50       0.50       0.49
  Gross operating expenses                    0.48       0.49       0.50       0.50       0.51
  Net investment income                       1.39       1.34       1.49       1.15       1.27

Portfolio turnover rate                          6          5          6          5          5

Net assets, end of period ($ X 1,000,000)    3,974      3,918      4,166      4,258      3,974

                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/2/02-
SELECT SHARES                               10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       40.43      35.34      32.56      30.27      25.26
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.66 1     0.56 1     0.56       0.42       0.37

  Net realized and unrealized gains           5.34 1     5.04 1     2.74       2.25       4.99
                                            -----------------------------------------------------------------
  Total income from investment operations     6.00       5.60       3.30       2.67       5.36

Less distributions:
  Distributions from net investment income   (0.59)     (0.51)     (0.52)     (0.38)     (0.35)
                                            -----------------------------------------------------------------
Net asset value at end of period             45.84      40.43      35.34      32.56      30.27
                                            -----------------------------------------------------------------
Total return (%)                             14.98      16.01      10.21       8.90      21.52

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                      0.33       0.34       0.35       0.35       0.35
  Gross operating expenses                    0.33       0.34       0.35       0.35       0.36
  Net investment income                       1.54       1.48       1.63       1.30       1.41

Portfolio turnover rate                          6          5          6          5          5

Net assets, end of period ($ X 1,000,000)    3,311      2,924      2,328      2,138      1,996

1 Calculated based on the average shares outstanding during the period.

14  Schwab 1000 Index(R) Fund

SCHWAB SMALL-CAP INDEX FUND(R)
Ticker symbols:  Investor Shares: SWSMX  Select Shares(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

                                              Schwab Small-Cap Index Fund(R)  15

                        With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

16  Schwab Small-Cap Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]

      (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47    4.66   16.62    0.34

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  0.34     15.38      6.92        9.43 1
  After tax on distributions                                   (2.45)    14.03      5.63        8.44 1
  After taxes on distributions and sale of shares               3.24     13.26      5.54        8.07 1
SELECT SHARES(R)
  Before taxes                                                  0.51     15.55      7.07        8.81 2
SCHWAB SMALL-CAP INDEX(R)                                       0.80     15.68      7.57       10.24 3
RUSSELL 2000 INDEX(R)                                          (1.57)    16.24      7.08        9.58 3



1 Inception: 12/3/93. 2 Inception: 5/19/97. 3 From: 12/3/93.



FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                   INVESTOR     SELECT
  (% of transaction amount)         SHARES      SHARES
--------------------------------------------------------------------------------
Redemption fee*                      2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                      0.29        0.29
Distribution (12b-1) fees            None        None
Other expenses                       0.28        0.13
                                    -----------------
Total annual operating
  expenses**                         0.57        0.42
                                    -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                       1 year   3 years   5 years   10 years
------------------------------------------------------------
INVESTOR SHARES         $58      $183      $318       $714
SELECT SHARES           $43      $135      $235       $530


                                              Schwab Small-Cap Index Fund(R)  17

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                             10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        25.92      22.31     19.92      18.22       13.27
                                            ------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.32 1     0.23 1    0.14       0.13        0.11
  Net realized and unrealized gains            2.35 1     3.67 1    2.38       1.68        4.98
                                            ------------------------------------------------------------------------------
  Total income from investment operations      2.67       3.90      2.52       1.81        5.09
Less distributions:
  Distributions from net investment income    (0.24)     (0.14)    (0.13)     (0.11)      (0.14)
  Distributions from net realized gains       (3.05)     (0.15)       --         --          --
                                            ------------------------------------------------------------------------------
  Total distributions                         (3.29)     (0.29)    (0.13)     (0.11)      (0.14)
                                            ------------------------------------------------------------------------------
Net asset value at end of period              25.30      25.92     22.31      19.92       18.22
                                            ------------------------------------------------------------------------------
Total return (%)                              11.16      17.62     12.66       9.98       38.72

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                       0.57       0.57      0.58       0.59        0.56
  Gross operating expenses                     0.57       0.57      0.58       0.59        0.60
  Net investment income                        1.28       0.94      0.57       0.66        0.74
Portfolio turnover rate                          31         29        40         39          34
Net assets, end of period ($ X 1,000,000)       756        771       823        869         886

                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
SELECT SHARES                               10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        25.97      22.36     19.96      18.25       13.28
                                            ------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.35 1     0.27 1    0.17       0.17        0.14
  Net realized and unrealized gains            2.36 1     3.67 1    2.39       1.68        4.99
                                            ------------------------------------------------------------------------------
  Total income from investment operations      2.71       3.94      2.56       1.85        5.13
Less distributions:
  Distributions from net investment income    (0.28)     (0.18)    (0.16)     (0.14)      (0.16)
  Distributions from net realized gains       (3.05)     (0.15)       --         --          --
                                            ------------------------------------------------------------------------------
  Total distributions                         (3.33)     (0.33)    (0.16)     (0.14)      (0.16)
                                            ------------------------------------------------------------------------------
Net asset value at end of period              25.35      25.97     22.36      19.96       18.25
                                            ------------------------------------------------------------------------------
Total return (%)                              11.35      17.78     12.86      10.16       39.02

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                       0.42       0.42      0.41       0.42        0.41
  Gross operating expenses                     0.42       0.42      0.43       0.44        0.45
  Net investment income                        1.43       1.10      0.74       0.82        0.89
Portfolio turnover rate                          31         29        40         39          34
Net assets, end of period ($ X 1,000,000)       969        889       795        761         759

1 Calculated based on the average shares outstanding during the period.

18  Schwab Small-Cap Index Fund(R)

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Ticker symbols  Investor Shares: SWTIX  Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX(SM).

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.


Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 88% of its total value. (All figures on this page are as of 12/31/07).


In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------


INDEX

THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--CURRENTLY MORE THAN 7,000 STOCKS. The index weights each stock according to its market capitalization (total market value of all shares outstanding).

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

                                     Schwab Total Stock Market Index Fund(R)  19

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

20  Schwab Total Stock Market Index Fund(R)

                        With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid-and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.


DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Dow Jones," "Wilshire," "The DJW 5000(SM)," "The Dow Jones Wilshire 5000(SM)" and "The Dow Jones Wilshire 5000 Composite Index(SM)" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

                                     Schwab Total Stock Market Index Fund(R)  21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]


      (10.63) (11.19) (20.53) 30.69   12.34    6.01   15.38    5.26

        00      01      02      03      04      05      06      07

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                    Since
                               1 year   5 years   inception
-----------------------------------------------------------
INVESTOR SHARES
  Before taxes                  5.26     13.58    3.85 1
  After taxes on
    distributions               5.02     13.28    3.54 1
  After taxes on
    distributions
    and sale of shares          3.75     11.81    3.16 1
SELECT SHARES(R)
  Before taxes                  5.41     13.77    4.00 1
WILSHIRE 5000 TOTAL MARKET
  INDEX                         5.73     14.06    4.07 2



1 Inception: 6/1/99.   2 From: 6/1/99.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                   INVESTOR     SELECT
  (% of transaction amount)         SHARES      SHARES
--------------------------------------------------------------------------------
Redemption fee*                      2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                      0.25        0.25
Distribution (12b-1) fees            None        None
Other expenses                       0.27        0.12
                                    -----------------
Total annual operating
  expenses**                         0.52        0.37
                                    -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                       1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES         $53      $167      $291       $653
SELECT SHARES           $38      $119      $208       $468


22  Schwab Total Stock Market Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    23.83      20.77      19.04      17.48      14.35
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35       0.30       0.29       0.19       0.16
  Net realized and unrealized gains                        3.06       3.01       1.69       1.53       3.14
                                                         -----------------------------------------------------------------
  Total income from investment operations                  3.41       3.31       1.98       1.72       3.30
Less distributions:
  Distributions from net investment income                (0.28)     (0.25)     (0.25)     (0.16)     (0.17)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          26.96      23.83      20.77      19.04      17.48
                                                         -----------------------------------------------------------------
Total return (%)                                          14.44      16.05      10.45       9.93      23.24


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.52       0.53       0.54       0.56       0.53
  Gross operating expenses                                 0.52       0.53       0.54       0.56       0.59
  Net investment income                                    1.34       1.27       1.37       1.07       1.18
Portfolio turnover rate                                       0 1        3          2          2          3
Net assets, end of period ($ X 1,000,000)                   673        607        600        592        469

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    23.90      20.83      19.09      17.52      14.37
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.37       0.31       0.31       0.22       0.20
  Net realized and unrealized gains                        3.09       3.04       1.71       1.54       3.14
                                                         -----------------------------------------------------------------
  Total income from investment operations                  3.46       3.35       2.02       1.76       3.34
Less distributions:
  Distributions from net investment income                (0.32)     (0.28)     (0.28)     (0.19)     (0.19)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          27.04      23.90      20.83      19.09      17.52
                                                         -----------------------------------------------------------------
Total return (%)                                          14.62      16.23      10.63      10.10      23.50


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.37       0.38       0.39       0.39       0.36
  Gross operating expenses                                 0.37       0.38       0.39       0.41       0.44
  Net investment income                                    1.49       1.41       1.52       1.23       1.35
Portfolio turnover rate                                       0 1        3          2          2          3
Net assets, end of period ($ X 1,000,000)                   906        762        617        548        429


1 Less than 1%.


                                     Schwab Total Stock Market Index Fund(R)  23

SCHWAB INTERNATIONAL INDEX FUND(R)
Ticker symbols  Investor Shares: SWINX  Select Shares(R): SWISX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS


Over the past decades, foreign stock markets have grown rapidly. The market value of the fund captures 24% of the world's total market capitalization. (All figures are as of 12/31/07.)


For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------


INDEX


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Singapore, Canada, Hong Kong and Japan--as of December 31, 2007, 21 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.


STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

24  Schwab International Index Fund(R)

                        For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.


DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                          Schwab International Index Fund(R)  25

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]


      15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21   12.66   24.79   13.11

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes         13.11     20.67      7.84     7.93 1
  After taxes on
    distributions      12.30     19.99      7.27     7.38 1
  After taxes on
    distributions and
    sale of shares      8.53     17.98      6.56     6.74 1
SELECT SHARES(R)
  Before taxes         13.33     20.92      7.99     7.42 2
SCHWAB INTERNATIONAL
  INDEX(R)             14.01     21.49      8.53     8.54 3
MSCI-EAFE(R) INDEX     11.17     21.58      8.66     7.77 3



1 Inception: 9/9/93. 2 Inception: 5/19/97. 3 From: 9/9/93.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                   INVESTOR     SELECT
  (% of transaction amount)         SHARES      SHARES
--------------------------------------------------------------------------------
Redemption fee*                      2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                      0.39        0.39
Distribution (12b-1) fees            None        None
Other expenses                       0.30        0.15
                                    -----------------
Total annual operating expenses      0.69        0.54
Less expense reduction                --        (0.04)
                                    -----------------
NET OPERATING EXPENSES**             0.69        0.50
                                    -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                       1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
INVESTOR SHARES         $70      $221      $384       $859
SELECT SHARES           $51      $169      $298       $673


26  Schwab International Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.12      17.07      14.82      12.74      10.47
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.50       0.48       0.35       0.26       0.23
  Net realized and unrealized gains                         4.92       3.92       2.18       2.05       2.25
                                                         -----------------------------------------------------------------
  Total income from investment operations                   5.42       4.40       2.53       2.31       2.48
Less distributions:
  Distributions from net investment income                 (0.62)     (0.35)     (0.28)     (0.23)     (0.21)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           25.92      21.12      17.07      14.82      12.74
                                                         -----------------------------------------------------------------
Total return (%)                                           26.26      26.15      17.30      18.40      24.24


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.69       0.69       0.68       0.69       0.65
  Gross operating expenses                                  0.69       0.70       0.72       0.73       0.74
  Net investment income                                     2.15       2.41       2.05       1.78       2.01
Portfolio turnover rate                                        5         11         10          1          7
Net assets, end of period ($ X 1,000,000)                    872        706        595        550        494

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     21.14      17.09      14.83      12.75      10.47
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.54       0.50       0.38       0.28       0.25
  Net realized and unrealized gains                         4.93       3.93       2.19       2.05       2.26
                                                         -----------------------------------------------------------------
  Total income from investment operations                   5.47       4.43       2.57       2.33       2.51
Less distributions:
  Distributions from net investment income                 (0.66)     (0.38)     (0.31)     (0.25)     (0.23)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           25.95      21.14      17.09      14.83      12.75
                                                         -----------------------------------------------------------------
Total return (%)                                           26.50      26.35      17.56      18.56      24.50


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.50       0.50       0.50       0.50       0.49
  Gross operating expenses                                  0.54       0.55       0.57       0.58       0.59
  Net investment income                                     2.34       2.60       2.23       1.97       2.19
Portfolio turnover rate                                        5         11         10          1          7
Net assets, end of period ($ X 1,000,000)                  1,264        954        776        687        629

                                          Schwab International Index Fund(R)  27

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $225 billion under management.



                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/07.)



                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/07, these fees were 0.09% for the Schwab S&P 500 Index Fund, 0.00% for the Schwab Institutional Select S&P 500 Fund, 0.22% for the Schwab 1000 Index(R) Fund, 0.29% for the Schwab Small-Cap Index Fund(R), 0.25% for the Schwab Total Stock Market Index Fund(R), and 0.39% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2007 annual report, which covers the period of 11/1/06 through 10/31/07.


                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.


                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the Schwab International Index Fund(R) and co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.



                  RON TOLL, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except the Schwab Total Stock Market Index Fund and the Schwab International Index Fund. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds' sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



INVESTMENT MINIMUMS



CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.



Currently, e.Shares(R) are available only for the Schwab S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans.



                       MINIMUM INITIAL                   MINIMUM
SHARE CLASS OR FUND    INVESTMENT                        BALANCE
------------------------------------------------------------------------
INVESTOR SHARES        $100                              NONE


SELECT SHARES          $50,000                           $40,000


E.SHARES               $1,000 ($500 for retirement,      NONE
                       education and custodial
                       accounts)


SCHWAB INSTITUTIONAL   $75,000                           $60,000
SELECT S&P 500 FUND


Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

30  Investing in the funds

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.


DISTRIBUTION OPTIONS



CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.



OPTION                 FEATURE
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

CASH You receive payment for all dividends and capital gain distributions.



PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of a fund, place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.



SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY



To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.



When selling or exchanging shares, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined below) may purchase shares directly from the fund's sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.


32  Investing in the funds

METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data

Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after


34  Investing in the funds
receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE AND CONVERSION PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund or Laudus

MarketMasters Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.



The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.



DIRECT EXCHANGES AND CONVERSIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.



DIRECT EXCHANGES AND CONVERSIONS BY MAIL



To exchange or convert fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.


36  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:


- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.



- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.



- To change or waive a fund's or share class' investment minimums.



- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.



- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Schwab International Index Fund TM should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.



In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.



Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.



The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.



REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days of the purchase date, as detailed below. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each of the Schwab Equity Index Funds charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing


38  Investing in the funds
them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange shares between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.


PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.



CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.


40  Investing in the funds

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS


Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.



If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.



You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

--------------------------------------------------------------------------------



DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website www.schwab.com/schwabfunds.


UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

THIS IS NOT PART OF THE PROSPECTUS


A COMMITMENT TO YOUR PRIVACY

At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's policies will apply to you and ours will not.


YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.
- ACCOUNT HISTORY.
Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE

When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE INFORMATION ABOUT YOU

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us maintain and process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law.

For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS

We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our officers and employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:
- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.

(C)2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.


   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab Institutional Select
      S&P 500 Fund                            811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
    Fund(R)                                   811-7704
    Schwab International Index Fund(R)        811-7704





   REG13644FLT-14


SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2008


                                                           [CHARLES SCHWAB LOGO]

   SCHWAB FUNDAMENTAL INDEX* FUNDS


                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2008



   - Schwab* Fundamental US Large Company Index Fund


   - Schwab* Fundamental US Small-Mid Company Index Fund


   - Schwab Fundamental International* Large Company Index Fund


   - Schwab Fundamental International* Small-Mid Company Index Fund


   - Schwab Fundamental Emerging Markets* Index Fund


   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.

   *SCHWAB is a registered trademark of
   Charles Schwab & Co., Inc. FUNDAMENTAL
   INDEX, FUNDAMENTAL EMERGING MARKETS and
   FUNDAMENTAL INTERNATIONAL are
   registered service marks or service
   marks of Research Affiliates LLC.                       [CHARLES SCHWAB LOGO]

SCHWAB FUNDAMENTAL INDEX FUNDS




       ABOUT THE FUNDS

          Schwab Fundamental US Large Company
          Index Fund...............................................    2

          Schwab Fundamental US Small-Mid
          Company Index Fund.......................................    8

          Schwab Fundamental International
          Large Company Index Fund.................................   14

          Schwab Fundamental International
          Small-Mid Company Index Fund.............................   21

          Schwab Fundamental Emerging Markets
          Index Fund...............................................   26

          Fund management..........................................   31

       INVESTING IN THE FUNDS

          Placing orders...........................................   34

          Placing orders through your intermediary.................   35

          Placing direct orders....................................   36

          Transaction policies.....................................   41

          Distributions and taxes..................................   45

                  ABOUT THE FUNDS


                  The funds in this prospectus are index funds and share the same basic investment strategy: each of the funds tracks a FTSE RAFI Index which is based on the "Fundamental Index" methodology. In contrast to most equity indices, which generally are based on market capitalization, the FTSE RAFI Index Series selects and weights stocks based on four fundamental financial measures: sales, cash flows, book value and dividends. The universe of stocks is ranked by equally-weighting each of these fundamental measures. The stocks are then selected based on their rankings and assigned weights equal to their fundamental weights.



                  This strategy distinguishes a Fundamental Index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.


                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND
Ticker Symbols   Investor Shares: SFLVX   Select Shares(R):
SFLSX   Institutional Shares: SFLNX


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index.

The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN STOCKS THAT ARE INCLUDED IN THE FTSE RAFI US 1000 INDEX (THE "INDEX"). The FTSE RAFI US 1000 Index is composed of the largest 1000 listed companies incorporated in the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighting each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the Index is subject to change.

It is the fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy.

The fund may use an "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the fund's objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument or baskets of instruments at a specified price at a specific future time) and lend its securities to minimize the gap in performance that exists between any index


2 Schwab Fundamental US Large Company Index Fund fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses.


                               Schwab Fundamental US Large Company Index Fund  3

PRINCIPAL RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. The fund invests in companies within the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments. In addition, because of the fund's expenses, the fund's performance may be below that of the Index.

At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.

LARGE COMPANY RISK. Although the Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid or small company stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to gain market exposure and potentially to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


Index ownership--"FTSE(R)" is trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the Fund under license. "Research Affiliates" and "Fundamental Index" are trademarks of Research Affiliates LLC ("RA"). Schwab Fundamental US Large Company Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund. More complete information may be found in the Statement of Additional Information (see back cover).



4  Schwab Fundamental US Large Company Index Fund

PERFORMANCE

Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)    SHARES
-------------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.30      0.30         0.30
Distribution (12b-1) fees                             None      None         None
Other expenses                                        0.45      0.30         0.30
                                                    ---------------------------------
Total annual operating expenses                       0.75      0.60         0.60
Less expense reduction                               (0.16)    (0.16)       (0.25)
                                                    ---------------------------------
NET OPERATING EXPENSES**                              0.59      0.44         0.35
                                                    ---------------------------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.59%, 0.44%, and 0.35%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $60            $224           $401           $915
SELECT SHARES              $45            $176           $319           $735
INSTITUTIONAL SHARES       $36            $167           $310           $726



                               Schwab Fundamental US Large Company Index Fund  5

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         4/2/07 1-
INVESTOR SHARES                                          10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.05
  Net realized and unrealized gains                         0.68
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.73
Net asset value at end of period                           10.73
                                                         -----------------------------------------------------------------
Total return (%)                                            7.30 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.59 3
  Gross operating expenses                                  0.75 3
  Net investment income                                     1.45 3
Portfolio turnover rate                                        2 2

Net assets, end of period ($ X 1,000,000)                     47



                                                         4/2/07 1-
SELECT SHARES                                            10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.05
  Net realized and unrealized gains                         0.69
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.74
Net asset value at end of period                           10.74
                                                         -----------------------------------------------------------------
Total return (%)                                            7.40 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.44 3
  Gross operating expenses                                  0.60 3
  Net investment income                                     1.60 3

Portfolio turnover rate                                        2 2

Net assets, end of period ($ X 1,000,000)                    101



1 Commencement of operations.


2 Not annualized.


3 Annualized.


6  Schwab Fundamental US Large Company Index Fund

                                                         4/2/07 1-
INSTITUTIONAL SHARES                                     10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.05
  Net realized and unrealized gains                         0.70
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.75
Net asset value at end of period                           10.75
                                                         -----------------------------------------------------------------
Total return (%)                                            7.50 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.35 3
  Gross operating expenses                                  0.60 3
  Net investment income                                     1.66 3

Portfolio turnover rate                                        2 2

Net assets, end of period ($ X 1,000,000)                    345


1 Commencement of operations.


2 Not annualized.


3 Annualized.


                               Schwab Fundamental US Large Company Index Fund  7

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY INDEX FUND TM
Ticker Symbols:  Investor Shares: SFSVX  Select Shares(R): SFSSX  Institutional
Shares: SFSNX

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US Mid Small 1500 Index.

The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN STOCKS THAT ARE INCLUDED IN THE FTSE RAFI US MID SMALL 1500 INDEX (THE "INDEX"). The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1500 listed small and medium sized companies incorporated in the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighting each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the Index is subject to change.

It is the fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy.

The fund may use an "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the fund's objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument or baskets of instruments at a specified price at a specific future time) and lend its


8 Schwab Fundamental US Small-Mid Company Index Fund securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses.


                           Schwab Fundamental US Small-Mid Company Index Fund  9

PRINCIPAL RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. The fund invests in smaller companies within the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments. In addition, because of the fund's expenses, the fund's performance may be below that of the Index.

At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.


SMALL- AND MID-COMPANY RISK. Historically, small- and mid-company stocks have been riskier than large-company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small- and mid-company stocks fall behind other types of investments--large-company stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding small and mid company stocks.


DERIVATIVES RISK. The fund may use derivatives (including futures) to gain market exposure and potentially to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


Index ownership--"FTSE(R)" is trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the Fund under license. "Research Affiliates" and "Fundamental Index" are trademarks of Research Affiliates LLC ("RA"). Schwab Fundamental US Small Company Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund. More complete information may be found in the Statement of Additional Information (see back cover).



10  Schwab Fundamental US Small-Mid Company Index Fund

PERFORMANCE

Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)    SHARES
-------------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00        2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.30      0.30        0.30
Distribution (12b-1) fees                             None      None        None
Other expenses**                                      0.70      0.55        0.55
                                                    ---------------------------------
Total annual operating expenses                       1.00      0.85        0.85
Less expense reduction                               (0.41)    (0.41)      (0.50)
                                                    ---------------------------------
NET OPERATING EXPENSES***                             0.59      0.44        0.35
                                                    ---------------------------------



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


**  Restated to reflect current expenses.


*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.59%, 0.44%, and 0.35%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                             1 year              3 years              5 years              10 years
----------------------------------------------------------------------------------------------------
INVESTOR SHARES               $60                  $278                 $513                $1,187
SELECT SHARES                 $45                  $230                 $431                $1,011
INSTITUTIONAL SHARES          $36                  $221                 $442                $1,003



                          Schwab Fundamental US Small-Mid Company Index Fund  11

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         4/2/07 1-
INVESTOR SHARES                                          10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.04
  Net realized and unrealized gains                         0.30
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.34
Net asset value at end of period                           10.34
                                                         -----------------------------------------------------------------
Total return (%)                                            3.40 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.59 3
  Gross operating expenses                                  1.00 3
  Net investment income                                     1.08 3
Portfolio turnover rate                                        4 2

Net assets, end of period ($ X 1,000,000)                     25



                                                         4/2/07 1-
SELECT SHARES(R)                                         10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.04
  Net realized and unrealized gains                         0.31
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.35
Net asset value at end of period                           10.35
                                                         -----------------------------------------------------------------
Total return (%)                                            3.50 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.44 3
  Gross operating expenses                                  0.85 3
  Net investment income                                     1.20 3

Portfolio turnover rate                                        4 2

Net assets, end of period ($ X 1,000,000)                     28


1 Commencement of operations.


2 Not annualized.


3 Annualized.


12  Schwab Fundamental US Small-Mid Company Index Fund

                                                         4/2/07 1-
INSTITUTIONAL SHARES(R)                                  10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.05
  Net realized and unrealized gains                         0.31
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.36
Net asset value at end of period                           10.36
                                                         -----------------------------------------------------------------
Total return (%)                                            3.60 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.35 3
  Gross operating expenses                                  0.89 3
  Net investment income                                     1.36 3

Portfolio turnover rate                                        4 2

Net assets, end of period ($ X 1,000,000)                     33


1 Commencement of operations.


2 Not annualized.


3 Annualized.


                          Schwab Fundamental US Small-Mid Company Index Fund  13

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND
TICKER SYMBOLS:  Investor Shares: SFNVX  Select Shares(R): SFNSX  Institutional
Shares: SFNNX


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US 1000 Index.

The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN STOCKS THAT ARE INCLUDED IN THE FTSE RAFI DEVELOPED EX US 1000 INDEX (THE "INDEX"). The FTSE RAFI Developed ex US 1000 Index is composed of the largest 1000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighting each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the Index is subject to change.

It is the fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy.

The fund may use an "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the fund's objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument or baskets of instruments at a specified price at a specific future time) and lend its


14 Schwab Fundamental International Large Company Index Fund securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may invest in exchange-traded funds.



                   Schwab Fundamental International Large Company Index Fund  15

PRINCIPAL RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. The fund invests in larger companies outside the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments. In addition, because of the fund's expenses, the fund's performance may be below that of the index.

At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.

LARGE COMPANY RISK. Although the Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid or small company stocks, for instance--the fund's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign companies involve certain risks that are greater than those associated with investments in securities of U.S. companies. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives (including futures) to gain market exposure and potentially to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk


16 Schwab Fundamental International Large Company Index Fund of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


INVESTMENTS IN EXCHANGE-TRADED FUNDS. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.



Index ownership--"FTSE(R)" is trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the Fund under license. "Research Affiliates" and "Fundamental Index" are trademarks of Research Affiliates LLC ("RA"). Schwab Fundamental International Large Company Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund. More complete information may be found in the Statement of Additional Information (see back cover).



                   Schwab Fundamental International Large Company Index Fund  17

PERFORMANCE

Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)     SHARES
-------------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.30      0.30         0.30
Distribution (12b-1) fees                             None      None         None
Other expenses**                                      1.13      0.98         0.99
                                                    ---------------------------------
Total annual operating expenses                       1.43      1.28         1.29
Less expense reduction                               (0.84)    (0.84)       (0.93)
                                                    ---------------------------------
NET OPERATING EXPENSES***                             0.59      0.44         0.36
                                                    ---------------------------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  Restated to reflect current expenses.


*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.59%, 0.44%, and 0.35%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $60            $370           $702          $1,641
SELECT SHARES              $45            $323           $622          $1,471
INSTITUTIONAL SHARES       $37            $317           $618          $1,475



18  Schwab Fundamental International Large Company Index Fund

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         4/2/07 1-
INVESTOR SHARES                                           10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                      0.08

  Net realized and unrealized gains                          1.29
                                                         -----------------------------------------------------------------
  Total income from investment operations                    1.37
Net asset value at end of period                            11.37
                                                         -----------------------------------------------------------------
Total return (%)                                            13.70 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                     0.59 3
  Gross operating expenses                                   1.45 3
  Net investment income                                      2.16 3

Portfolio turnover rate                                        50 2

Net assets, end of period ($ X 1,000,000)                      27



                                                         4/2/07 1-
SELECT SHARES                                             10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                      0.08

  Net realized and unrealized gains                          1.31
                                                         -----------------------------------------------------------------
  Total income from investment operations                    1.39
Net asset value at end of period                            11.39
                                                         -----------------------------------------------------------------
Total return (%)                                            13.90 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                     0.44 3
  Gross operating expenses                                   1.33 3
  Net investment income                                      2.16 3

Portfolio turnover rate                                        50 2

Net assets, end of period ($ X 1,000,000)                      37


1 Commencement of operations.


2 Not annualized.


3 Annualized.


                   Schwab Fundamental International Large Company Index Fund  19

                                                         4/2/07 1-
INSTITUTIONAL SHARES                                      10/31/07
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                      0.08

  Net realized and unrealized gains                          1.32
                                                         -----------------------------------------------------------------
  Total income from investment operations                    1.40
Net asset value at end of period                            11.40
                                                         -----------------------------------------------------------------
Total return (%)                                            14.00 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                     0.36 3,4
  Gross operating expenses                                   1.28 3
  Net investment income                                      2.30 3

Portfolio turnover rate                                        50 2

Net assets, end of period ($ X 1,000,000)                     166


1 Commencement of operations.


2 Not annualized.


3 Annualized.


4 The ratio of net operating expenses would have been 0.35%, if overdraft expense had not been included.



20  Schwab Fundamental International Large Company Index Fund

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID COMPANY INDEX FUND
Ticker symbols  Investor Shares: SFIVX  Select Shares(R): SFSMX  Institutional
Shares: SFILX


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE



The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index.



The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.

--------------------------------------------------------------------------------



STRATEGY



TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN STOCKS THAT ARE INCLUDED IN THE FTSE RAFI DEVELOPED EX US MID SMALL 1500 INDEX (THE "INDEX"). The Index is composed of approximately 1500 small- and medium-sized non U.S.-listed companies ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighting each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the Index is subject to change.



It is the fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy.



The fund may use an "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the fund's objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.



Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument or baskets of instruments at a specified price at a specific future time) and lend its securities to minimize the gap in performance that exists between any index



              Schwab Fundamental International Small-Mid Company Index Fund   21
fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may also invest in exchange-traded funds.



22  Schwab Fundamental International Small-Mid Company Index Fund

PRINCIPAL RISKS



MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.



INVESTMENT STYLE RISK. The fund invests in companies outside the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or U.S. securities, for instance--the fund's performance also will lag those investments. In addition, because of the fund's expenses, the fund's performance may be below that of the index.



At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.



SMALL- AND MID-COMPANY RISK. Historically, small and mid company stocks have been riskier than large-company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small- and mid-company stocks fall behind other types of investments--large company stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding small and mid company stocks.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign companies involve certain risks that are greater than those associated with investments in securities of U.S. companies. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



DERIVATIVES RISK. The fund may use derivatives (including futures) to gain market exposure and potentially to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than,



              Schwab Fundamental International Small-Mid Company Index Fund 23 the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.



SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.



INVESTMENTS IN EXCHANGE-TRADED FUNDS. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.



Index ownership--"FTSE(R)" is trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the Fund under license. "Research Affiliates" and "Fundamental Index" are trademarks of Research Affiliates LLC ("RA"). Schwab Fundamental International Small-Mid Company Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund. More complete information may be found in the Statement of Additional Information (see back cover).



24  Schwab Fundamental International Small-Mid Company Index Fund

PERFORMANCE



Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.



FUND FEES AND EXPENSES



The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



FEE TABLE (%)



SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)     SHARES
-------------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.40      0.40         0.40
Distribution (12b-1) fees                             None      None         None
Other expenses**                                      0.47      0.32         0.32
                                                    ---------------------------------
Total annual operating expenses                       0.87      0.72         0.72
Less expense reduction                               (0.08)    (0.08)       (0.17)
                                                    ---------------------------------
NET OPERATING EXPENSES***                             0.79      0.64         0.55
                                                    ---------------------------------



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


**  "Other expenses" are based on estimated amounts for the current fiscal year.


*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.79%, 0.64%, and 0.55%, respectively, through 2/27/09.



EXAMPLE



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



EXPENSES ON A $10,000 INVESTMENT



                                           1 year              3 years
--------------------------------------------------------------------------------
INVESTOR SHARES                             $81                  $270
SELECT SHARES                               $65                  $222
INSTITUTIONAL SHARES                        $56                  $213



              Schwab Fundamental International Small-Mid Company Index Fund   25

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX FUND
Ticker symbols  Investor Shares: SFEMX  Select Shares(R): SFESX  Institutional
Shares: SFENX


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE



The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Index.



The fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.

--------------------------------------------------------------------------------



STRATEGY



TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN STOCKS THAT ARE INCLUDED IN THE FTSE RAFI EMERGING INDEX (THE "INDEX"). The Index is composed of the 350 companies from emerging markets with the largest fundamental values ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighing each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the Index is subject to change.



It is the fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy.



The fund may use an "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the fund's objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.



Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument or baskets of instruments at a specified price at a specific future time) and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike



26 Schwab Fundamental Emerging Markets Index Fund the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. In addition, the fund may also invest in exchange-traded funds.



                              Schwab Fundamental Emerging Markets Index Fund  27

PRINCIPAL RISKS



MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.



INVESTMENT STYLE RISK. The fund invests in companies outside the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or U.S. securities, for instance--the fund's performance also will lag those investments. In addition, because of the fund's expenses, the fund's performance may be below that of the index.



At times the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.



LARGE- AND MID-COMPANY RISK. Certain of the risks of this fund are associated with its investments in the large-and mid-company segments of a stock market. Both large- and mid-company stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.



SMALL-COMPANY RISK. Historically, small- and mid-company stocks have been riskier than large-company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.



EMERGING MARKET RISK. Emerging markets countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign companies involve certain risks that are greater than those associated with investments in securities of U.S. companies. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to



28 Schwab Fundamental Emerging Markets Index Fund investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



DERIVATIVES RISK. The fund may use derivatives (including futures) to gain market exposure and potentially to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.



SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.



INVESTMENTS IN EXCHANGE-TRADED FUNDS. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.



Index ownership--"FTSE(R)" is trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the Fund under license. "Research Affiliates" and "Fundamental Index" are trademarks of Research Affiliates LLC ("RA"). Schwab Fundamental Emerging Markets Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund. More complete information may be found in the Statement of Additional Information (see back cover).



                              Schwab Fundamental Emerging Markets Index Fund  29

PERFORMANCE



Because the fund is new, no performance figures are given. The information will appear in a future version of the fund's prospectus.



FUND FEES AND EXPENSES



The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.



FEE TABLE (%)



SHAREHOLDER FEES                                    INVESTOR   SELECT   INSTITUTIONAL
  (% of transaction amount)                          SHARES   SHARES(R)     SHARES
-------------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00         2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------------
Management fees                                       0.50      0.50         0.50
Distribution (12b-1) fees                             None      None         None
Other expenses**                                      0.58      0.43         0.43
                                                    ---------------------------------
Total annual operating expenses                       1.08      0.93         0.93
Less expense reduction                               (0.24)    (0.24)       (0.33)
                                                    ---------------------------------
NET OPERATING EXPENSES***                             0.84      0.69         0.60
                                                    ---------------------------------



* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


**  "Other expenses" are based on estimated amounts for the current fiscal year.


*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares, and Institutional Shares to 0.84%, 0.69%, and 0.60%, respectively, through 2/27/09.



EXAMPLE



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



EXPENSES ON A $10,000 INVESTMENT



                                       1 year   3 years
-------------------------------------------------------
INVESTOR SHARES                         $86      $320
SELECT SHARES                           $70      $272
INSTITUTIONAL SHARES                    $61      $263



30  Schwab Fundamental Emerging Markets Index Fund

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc.
(CSIM), has more than $225 billion under management.



                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million accounts. (All figures on this page are as of 10/31/07.)



                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental Small-Company Index Fund and Schwab Fundamental International Index Fund of 0.30% of each fund's average daily net assets not in excess of $500 million; 0.22% of such net assets over $500 million but not in excess of $5 billion; 0.20% of such net assets over $5 billion but not in excess of $10 billion; and 0.18% of such net assets in excess of $10 billion.



                  The firm receives a management fee from Schwab Fundamental International Small-Mid Company Index Fund of 0.40% of the fund's average daily net assets not in excess of $500 million; 0.38% of such net assets over $500 million but not in excess of $5 billion; 0.36% of such net assets over $5 billion but not in excess of $10 billion; and 0.34% of such net assets in excess of $10 billion.



                  The firm receives a management fee from Schwab Fundamental Emerging Markets Index Fund of 0.50% of the fund's average daily net assets not in excess of $500 million; 0.48% of such net assets over $500 million but not in excess of $5 billion; 0.46% of such net assets over $5 billion but not in excess of $10 billion; and 0.44% of such net assets in excess of $10 billion.



                  A discussion regarding the basis for the Board of Trustees' approval of the Schwab Fundamental US Large Company Index Fund's, the Schwab Fundamental US Small-Mid Company Index Fund's and the Schwab Fundamental International Large Company Index Fund's investment advisory agreement is available in the funds' October 31, 2007 annual report, which covers the period 4/2/07 through 10/31/07. The Schwab Fundamental International Small-Mid Company Index Fund's and the Schwab Fundamental Emerging Market's Index Fund's discussion regarding the basis for the Board of Trustee's approval of their investment advisory agreements will be available in the fund's April 30, 2008 semi-annual report.


                  JEFFREY MORTIMER, CFA, a senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible investors (as defined herein) may invest directly in the funds by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.


INVESTMENT MINIMUMS


CHOOSE A FUND AND SHARE CLASS, then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class. The Institutional Shares have lower expenses than the Select Shares, which, in turn, have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in a fund is at least $50,000. You may convert your Investor or Select Shares into Institutional Shares at any time if your account balance in a fund is at least $500,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares or your Investor or Select Shares for Institutional Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for your Select Shares or Institutional Shares, the funds reserve the right to redeem your shares. Select Shares and Institutional Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.



                                MINIMUM INITIAL
SHARE CLASS                     INVESTMENT              MINIMUM BALANCE
---------------------------------------------------------------------------
INVESTOR SHARES                 $100                    NONE

SELECT SHARES                   $50,000                 $40,000

INSTITUTIONAL SHARES            $500,000                $400,000



Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select and Institutional Shares initial minimum investment and minimum balance requirements.



These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including, but not limited to, trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. The Institutional Shares minimums may not be waived for employees of Schwab. Schwab may receive other compensation for providing services to these clients, investors and programs.


34  Investing in the funds

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.


OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested
                       automatically in shares of your fund or share class.

CASH You receive payment for all dividends and capital gain distributions.



PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of a fund you must place your intermediary orders through your Schwab account or through an account at another intermedi-ary. You may not place intermediary orders to purchase shares directly with the funds.


SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY


To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.


- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined below) may purchase shares directly from the funds' sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class, and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.


36  Investing in the funds

OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorize the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and their service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions


38  Investing in the funds
and requiring some form of personal identification prior to acting upon instructions received by telephone.


DIRECT REDEMPTION BY MAIL



You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and share class and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE AND CONVERSION PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.



The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.



DIRECT EXCHANGES AND CONVERSIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.



DIRECT EXCHANGES AND CONVERSIONS BY MAIL



To exchange or convert fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.


40  Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. A fund calculates the share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.
- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive a fund's or share class' investment minimums.
- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.


In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.



Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.



The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.


REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been

42  Investing in the funds
held more than 30 days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, each fund's shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the funds. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with a fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the funds. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.


PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.



CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.


44  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.



SHAREHOLDERS IN THE FUNDS MAY HAVE ADDITIONAL TAX CONSIDERATIONS AS A RESULT OF FOREIGN TAX PAYMENTS MADE BY THE FUNDS. Typically, these payments will reduce a fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SHAREHOLDERS WITH A SCHWAB ACCOUNT WHO SELL SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

A COMMITMENT TO YOUR PRIVACY


At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about you.



You can also help protect your identity and accounts. Here are a few steps to remember:


- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.


(C)2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER


    Schwab Fundamental Index Funds        811-7704






   REG37409FLD-02



SCHWAB FUNDAMENTAL INDEX FUNDS



PROSPECTUS
February 28, 2008


                                                           [CHARLES SCHWAB LOGO]

   SCHWAB ACTIVE EQUITY FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2008


   - Schwab Large-Cap Growth Fund TM
   - Schwab Premier Equity Fund(R)
     (Closed to new investors)
   - Schwab Core Equity Fund TM
   - Schwab Dividend Equity Fund TM
   - Schwab Small-Cap Equity Fund TM
     (Closed to new investors)
   - Schwab Hedged Equity Fund TM
   - Schwab Financial Services Fund TM

   - Schwab Health Care Fund TM


   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.
                                                  [CHARLES SCHWAB LOGO]

SCHWAB ACTIVE EQUITY FUNDS



       ABOUT THE FUNDS

          Schwab Large-Cap Growth Fund TM..........................    2

          Schwab Premier Equity Fund(R)............................    9

          Schwab Core Equity Fund TM...............................   16

          Schwab Dividend Equity Fund TM...........................   22

          Schwab Small-Cap Equity Fund TM..........................   29

          Schwab Hedged Equity Fund TM.............................   36

          Schwab Financial Services Fund TM........................   43

          Schwab Health Care Fund TM...............................   49

          Fund management..........................................   55

       INVESTING IN THE FUNDS

          Placing orders...........................................   57

          Placing orders through your intermediary.................   58

          Placing direct orders....................................   60

          Transaction policies.....................................   65

          Distributions and taxes..................................   69

          ABOUT THE FUNDS

Each fund described in this prospectus uses the Schwab Equity Ratings(R) as part of its investment strategy in pursuing its investment goal.

          The SCHWAB LARGE-CAP GROWTH FUND TM is designed to offer long-term capital growth by investing primarily in large-cap stocks of U.S. companies. The fund invests its assets in companies it believes to have above-average growth potential.

          The SCHWAB PREMIER EQUITY FUND(R) is designed to seek long-term capital growth by investing primarily in the common stocks of approximately 100 U.S. companies.

          The SCHWAB CORE EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in large-and mid-cap stocks. The fund seeks to outperform the S&P 500 Index while maintaining a level of volatility similar to the Index.

          The SCHWAB DIVIDEND EQUITY FUND TM is designed to offer current income and capital appreciation by investing primarily in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income.

          The SCHWAB SMALL-CAP EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in small-cap stocks. The fund seeks to outperform the S&P SmallCap 600 Index while maintaining a level of volatility similar to the Index.

          The SCHWAB HEDGED EQUITY FUND TM is designed to offer long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund invests primarily in stocks, using long and short positions.

          The SCHWAB FINANCIAL SERVICES FUND TM is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the financial services sector.

          The SCHWAB HEALTH CARE FUND TM is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the health care sector.


          The funds are designed for long-term investors. The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB LARGE-CAP GROWTH FUND TM
Ticker symbols  Investor Shares: SWLNX  Select Shares(R): SWLSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. COMMON STOCKS. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion at the time of purchase. The fund invests its assets in companies it believes to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to have higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A", "B" or "C" at the time of purchase. If a stock held by the fund is downgraded to a rating below "C," the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio relative to the fund's benchmark or provide potential for long-term capital growth.


2  Schwab Large-Cap Growth Fund TM

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, growth characteristics, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                              Schwab Large-Cap Growth Fund TM  3

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Many of the risks of this fund are associated with its investment in the large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the fund's performance also will lag these investments.

"GROWTH" INVESTING RISK. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

4  Schwab Large-Cap Growth Fund TM

REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


                                              Schwab Large-Cap Growth Fund TM  5

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES


[BAR CHART]

      11.33    8.13

        06      07

BEST
QUARTER: 6.32% Q4 2006
WORST
QUARTER: (4.91%) Q2 2006



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  8.13       9.45 1
  After taxes on distributions                                  8.09       9.42 1
  After taxes on distributions and sale of shares               5.34       8.10 1
SELECT SHARES(R)
  Before taxes                                                  8.31       9.67 1
RUSSELL 1000 GROWTH(R) INDEX                                   11.81      10.64 2



1 Inception: 10/3/05.



2 From: 10/3/05.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                                SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.87      0.87
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.31      0.16
                                                                         -----------------
Total annual operating expenses                                           1.18      1.03
Less expense reduction                                                     --      (0.04)
                                                                         -----------------
NET OPERATING EXPENSES**                                                  1.18      0.99
                                                                         -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.20% and 0.99%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                       1 year           3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $120           $375           $649          $1,432
SELECT SHARES              $101           $324           $565          $1,256


6  Schwab Large-Cap Growth Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   10/3/05 1-
INVESTOR SHARES                                          10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.07       9.73        10.00
                                                         -----------------------------------------------------------------
Income/(loss) from investment operations:
  Net investment income/(loss)                             0.02       0.01        (0.00) 2
  Net realized and unrealized gains or losses              1.67       1.33        (0.27)
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           1.69       1.34        (0.27)

Less distributions:
  Distributions from net investment income                (0.01)     (0.00) 2        --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.75      11.07         9.73
                                                         -----------------------------------------------------------------
Total return (%)                                          15.32      13.80        (2.70) 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                   1.18       1.20         1.20 4
  Gross operating expenses                                 1.18       1.26         1.71 4
  Net investment income or loss                            0.22       0.09        (0.61) 4
Portfolio turnover rate                                      30         53            4 3
Net assets, end of period ($ X 1,000,000)                   119         70           25


1 Commencement of operations.

2 Per share amount was less then $0.01.

3 Not annualized.

4 Annualized.

                                              Schwab Large-Cap Growth Fund TM  7

                                                         11/1/06-   11/1/05-   10/3/05 1-
SELECT SHARES                                            10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.09       9.73        10.00
                                                         -----------------------------------------------------------------
Income/(loss) from investment operations:
  Net investment income/(loss)                             0.04       0.02        (0.00) 2
  Net realized and unrealized gains or losses              1.67       1.35        (0.27)
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           1.71       1.37        (0.27)

Less distributions:
  Distributions from net investment income                (0.03)     (0.01)          --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.77      11.09         9.73
                                                         -----------------------------------------------------------------
Total return (%)                                          15.47      14.04        (2.70) 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                   0.99       0.99         0.99 4
  Gross operating expenses                                 1.03       1.12         1.56 4
  Net investment income or loss                            0.33       0.26        (0.40) 4
Portfolio turnover rate                                      30         53            4 3
Net assets, end of period ($ X 1,000,000)                   492        107           33


1 Commencement of operations.

2 Per share amount was less then $0.01.

3 Not annualized.

4 Annualized.

8  Schwab Large-Cap Growth Fund TM

SCHWAB PREMIER EQUITY FUND(R)
Ticker symbols  Investor Shares: SWPNX  Select Shares: SWPSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. COMMON STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally seeks to invest in the stocks of approximately 100 companies, but the fund may hold fewer or more stocks at a particular time. The fund may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average will strongly underperform the equities market over the next 12 months. The fund will invest in a stock only if the stock is rated "A" or "B" at the time of purchase. If a stock held by the fund is downgraded to a rating below "B", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio relative to the fund's benchmark.


Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

                                                Schwab Premier Equity Fund(R)  9

The Fundamentals grade underlying a Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying a Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. Cash liquidity per dollar of current stock price refers to the amount of cash and cash-equivalent assets on a company's balance sheet, relative to its market capitalization. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying a Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying a Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

10  Schwab Premier Equity Fund(R)

                        This fund could be appropriate for long-term investors interested in a fund designed to select its investments from among Schwab Equity Ratings' higher-rated stocks.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding large- or mid-cap stocks.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding small-cap stocks.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                               Schwab Premier Equity Fund(R)  11

REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


12  Schwab Premier Equity Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]




      13.87    3.11

        06      07

BEST
QUARTER: 6.65% Q4 2006
WORST
QUARTER: (2.41%) Q2 2006



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  3.11      11.04 1
  After taxes on distributions                                  2.07      10.61 1
  After taxes on distributions and sale of shares               3.40       9.50 1

SELECT SHARES(R)
  Before taxes                                                  3.29      11.19 1

S&P 500(R) INDEX                                                5.49       9.89 2


1 Inception: 3/21/05.

2 From: 3/21/05.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                                SHARES   SHARES(R)
------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.88      0.88
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.28      0.12
                                                                         -----------------
Total annual operating expenses                                           1.16      1.00
                                                                         -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $118           $368           $638          $1,409
SELECT SHARES              $102           $318           $552          $1,225


                                               Schwab Premier Equity Fund(R)  13

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   3/21/05 1-
INVESTOR SHARES                                          10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.50      10.70       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.03       0.01        0.02
  Net realized and unrealized gains                         1.46       1.83        0.68
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.49       1.84        0.70
Less distributions:
  Distributions from net investment income                 (0.01)     (0.04)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                           13.98      12.50       10.70
                                                         -----------------------------------------------------------------
Total return (%)                                           11.89      17.22        7.00 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    1.16 3     1.17        0.78 4
  Gross operating expenses                                  1.16       1.18        1.23 4
  Net investment income                                     0.18       0.01        0.52 4
Portfolio turnover rate                                       72         73          33 2
Net assets, end of period ($ x 1,000,000)                    663        690         364


1 Commencement of operations.

2 Not annualized.


3 The ratio of net operating expenses would have been 1.15% if overdraft expenses had not been included.


4 Annualized.

14  Schwab Premier Equity Fund(R)

                                                         11/1/06-   11/1/05-   3/21/05 1-
SELECT SHARES                                            10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.51      10.71       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.04       0.02        0.03
  Net realized and unrealized gains                         1.48       1.83        0.68
                                                         -----------------------------------------------------------------
  Total income from investment operations                   1.52       1.85        0.71
Less distributions:
  Distributions from net investment income                 (0.02)     (0.05)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                           14.01      12.51       10.71
                                                         -----------------------------------------------------------------
Total return (%)                                           12.20      17.28        7.10 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    1.01       1.02        0.68 3
  Gross operating expenses                                  1.01       1.03        1.08 3
  Net investment income                                     0.32       0.17        0.63 3
Portfolio turnover rate                                       72         73          33 2
Net assets, end of period ($ x 1,000,000)                    983        857         481


1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                               Schwab Premier Equity Fund(R)  15

SCHWAB CORE EQUITY FUND TM
Ticker symbol  Investor Shares: SWANX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P 500 Index.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for long-term capital growth.


Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

16  Schwab Core Equity Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                                  Schwab Core Equity Fund TM  17

                        This fund could be appropriate for long-term investors seeking an approach designed to outperform the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

18  Schwab Core Equity Fund TM

REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


                                                  Schwab Core Equity Fund TM  19

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31





[BAR CHART]

      28.03   27.75   (7.71)  (17.89) (19.28) 28.19   13.50    9.40   15.59    5.66

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: (15.61%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07(1)






                                1 year   5 years   10 years
-----------------------------------------------------------
FUND
  Before taxes                   5.66     14.22      6.88
  After taxes on distributions   5.30     13.89      6.15
  After taxes on distributions
    and sale of shares           3.73     12.35      5.69
S&P 500(R) INDEX                 5.49     12.82      5.91


1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.50
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
                                                                        -------
Total annual operating expenses                                           0.78
Less expense reduction                                                   (0.03)
                                                                        -------
NET OPERATING EXPENSES**                                                  0.75
                                                                        -------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $77                  $246                 $430                 $963


20  Schwab Core Equity Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
                                                         10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.40      15.81      13.81      12.71      10.89
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.16       0.10       0.13       0.12       0.10
  Net realized and unrealized gains                         2.35       2.58       2.03       1.09       1.79
                                                         -----------------------------------------------------------------
  Total income from investment operations                   2.51       2.68       2.16       1.21       1.89
Less distributions:
  Distributions from net investment income                 (0.10)     (0.09)     (0.16)     (0.11)     (0.07)
  Distributions from net realized gains                    (0.32)        --         --         --         --
                                                         -----------------------------------------------------------------
Total distributions                                        (0.42)     (0.09)     (0.16)     (0.11)     (0.07)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           20.49      18.40      15.81      13.81      12.71
                                                         -----------------------------------------------------------------
Total return (%)                                           13.88      17.02      15.74       9.57      17.54


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.75       0.75       0.75       0.75       0.75
  Gross operating expenses                                  0.78       0.81       0.85       0.88       0.88
  Net investment income                                     0.91       0.63       0.93       0.89       0.94
Portfolio turnover rate                                       18         42         48         86         73
Net assets, end of period ($ X 1,000,000)                  2,133      1,125        547        263        237


                                                  Schwab Core Equity Fund TM  21

SCHWAB DIVIDEND EQUITY FUND TM
Ticker symbols  Investor Shares: SWDIX  Select Shares(R): SWDSX

--------------------------------------------------------------------------------
THE FUND SEEKS CURRENT INCOME AND CAPITAL APPRECIATION.

SCHWAB EQUITY RATINGS

Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN DIVIDEND PAYING COMMON AND PREFERRED STOCKS. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation by using Schwab Equity Ratings TM to aid its stock selection.


The fund's initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund's portfolio manager seeks to select stocks that pay dividends and that have been rated "A" or "B" by Schwab Equity Ratings. The fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for capital appreciation. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.


The fund may also invest in other equity investments, including convertible securities, and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

22  Schwab Dividend Equity Fund TM

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                              Schwab Dividend Equity Fund TM  23

                        This fund may be an appropriate part of your overall investment strategy if you are a long-term investor looking for current dividend income and capital appreciation.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be effected.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

CONVERTIBLE SECURITIES RISK. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

24  Schwab Dividend Equity Fund TM

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.


REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


                                              Schwab Dividend Equity Fund TM  25

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


      16.59    5.18   18.55    4.02

        04      05      06      07

BEST QUARTER: 8.23% Q4 2004
WORST QUARTER: (2.12%) Q4 2007



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  4.02    13.41 1
  After taxes on distributions                                  3.35    12.54 1
  After taxes on distributions and sale of shares               2.69    11.30 1

SELECT SHARES(R)
  Before taxes                                                  4.23    13.56 1
S&P 500(R) INDEX                                                5.49    11.06 2



1 Inception: 9/2/03.  2 From: 9/2/03.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                                SHARES    SHARES
-----------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------------
Management fees                                                           0.77      0.77
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.27      0.12
                                                                        -----------------
Total annual operating expenses                                           1.04      0.89
                                                                        -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $106           $331           $574          $1,271
SELECT SHARES              $ 91           $284           $493          $1,096


26  Schwab Dividend Equity Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   9/2/03 1-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    14.61      12.80      12.06      10.60       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.26       0.24       0.26       0.29        0.05
  Net realized and unrealized gains                        1.38       1.97       0.93       1.49        0.55
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.64       2.21       1.19       1.78        0.60
Less distributions:
  Distributions from net investment income                (0.24)     (0.24)     (0.26)     (0.32)         --
  Distributions from net realized gains                   (0.31)     (0.16)     (0.19)        --          --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.55)     (0.40)     (0.45)     (0.32)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          15.70      14.61      12.80      12.06       10.60
                                                         -----------------------------------------------------------------
Total return (%)                                          11.43      17.63       9.98      17.00        6.00 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                                   1.04       1.05       1.07       0.65          --
  Gross operating expenses                                 1.04       1.05       1.09       1.19        1.34 3
  Net investment income                                    1.71       1.78       2.17       2.71        3.41 3
Portfolio turnover rate                                      18         36         26         39           2 2
Net assets, end of period ($ X 1,000,000)                   760        624        528        267          94


1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                              Schwab Dividend Equity Fund TM  27

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   9/2/03 1-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    14.60      12.80      12.06      10.60       10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.28       0.26       0.28       0.31        0.05
  Net realized and unrealized gains                        1.37       1.98       0.93       1.48        0.55
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.65       2.24       1.21       1.79        0.60
Less distributions:
  Distributions from net investment income                (0.28)     (0.28)     (0.28)     (0.33)         --
  Distributions from net realized gains                   (0.31)     (0.16)     (0.19)        --          --
                                                         -----------------------------------------------------------------
  Total distributions                                     (0.59)     (0.44)     (0.47)     (0.33)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          15.66      14.60      12.80      12.06       10.60
                                                         -----------------------------------------------------------------
Total return (%)                                          11.55      17.86      10.17      17.07        6.00 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                                   0.89       0.90       0.92       0.54          --
  Gross operating expenses                                 0.89       0.90       0.94       1.04        1.19 3
  Net investment income                                    1.83       1.92       2.32       2.83        3.41 3
Portfolio turnover rate                                      18         36         26         39           2 2
Net assets, end of period ($ X 1,000,000)                 1,340        729        509        252         111


1 Commencement of operations.

2 Not annualized.

3 Annualized.

28  Schwab Dividend Equity Fund TM

SCHWAB SMALL-CAP EQUITY FUND TM
Ticker symbols  Investor Shares: SWSIX  Select Shares(R): SWSCX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark index, the S&P SmallCap 600 Index. This index includes the common stocks of 600 publicly traded U.S. companies, representing the leading small-cap companies in a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P SmallCap 600 Index.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SMALL-CAP EQUITY SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for long-term capital growth.


                                             Schwab Small-Cap Equity Fund TM  29

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

30  Schwab Small-Cap Equity Fund TM

                        This fund could be appropriate for long-term investors looking for a small-cap fund with the potential to outperform the S&P SmallCap 600 Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                             Schwab Small-Cap Equity Fund TM  31

REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


32  Schwab Small-Cap Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


      24.01   16.90   14.69   (8.61)

        04      05      06      07

BEST QUARTER: 13.09% Q4 2004
WORST QUARTER: (8.81%) Q3 2007



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 (8.61)   15.80 1
  After taxes on distributions                                 (9.49)   14.55 1
  After taxes on distributions and sale of shares              (4.41)   13.35 1

SELECT SHARES(R)
  Before taxes                                                 (8.45)   15.99 1
S&P SMALLCAP 600 INDEX                                         (0.30)   14.80 2



1 Inception: 7/1/03.  2 From: 7/1/03.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                                SHARES    SHARES
-----------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------------
Management fees                                                           0.95      0.95
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.29      0.14
                                                                        -----------------
Total annual operating expenses                                           1.24      1.09


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


EXAMPLE



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $126           $393           $681          $1,500
SELECT SHARES              $111           $347           $601          $1,329


                                             Schwab Small-Cap Equity Fund TM  33

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   07/1/03 1-
INVESTOR SHARES                                          10/31/07   10/31/06   10/31/05   10/31/04    10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    17.72      15.72      14.13      11.81        10.00
                                                         -----------------------------------------------------------------
Income/(loss) from investment operations:
  Net investment income/(loss)                            (0.09)     (0.05)      0.01      (0.04)       (0.02)
  Net realized and unrealized gains                        0.55       2.48       3.12       2.58         1.83
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           0.46       2.43       3.13       2.54         1.81
Less distributions:
  Distributions from net investment income                   --      (0.00) 2      --         --           --
  Distributions from net realized gains                   (0.08)     (0.43)     (1.54)     (0.22)          --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.08)     (0.43)     (1.54)     (0.22)          --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          18.10      17.72      15.72      14.13        11.81
                                                         -----------------------------------------------------------------
Total return (%)                                           2.59      15.71      23.65      21.74        18.10 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                                   1.24       1.29       1.28       1.30         1.30 4
  Gross operating expenses                                 1.24       1.29       1.38       1.61         1.73 4
  Net investment income or loss                           (0.43)     (0.39)      0.11      (0.35)       (0.54) 4
Portfolio turnover rate                                     106         82         90        118           39 3
Net assets, end of period ($ X 1,000,000)                   420        431        170         37           26


1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

34  Schwab Small-Cap Equity Fund TM

                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   07/1/03 1-
SELECT SHARES                                            10/31/07   10/31/06   10/31/05   10/31/04    10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    17.80      15.78      14.16      11.81        10.00
                                                         -----------------------------------------------------------------
Income/(loss) from investment operations:
  Net investment income/(loss)                            (0.10)     (0.02)      0.00 2    (0.02)       (0.01)
  Net realized and unrealized gains                        0.60       2.49       3.16       2.59         1.82
                                                         -----------------------------------------------------------------
  Total income/(loss) from investment operations           0.50       2.47       3.16       2.57         1.81
Less distributions:
  Distributions from net investment income                   --      (0.02)        --         --           --
  Distributions from net realized gains                   (0.08)     (0.43)     (1.54)     (0.22)          --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.08)     (0.45)     (1.54)     (0.22)          --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          18.22      17.80      15.78      14.16        11.81
                                                         -----------------------------------------------------------------
Total return (%)                                           2.80      15.89      23.83      22.00        18.10 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                                   1.09       1.12       1.11       1.12         1.12 4
  Gross operating expenses                                 1.09       1.14       1.23       1.46         1.58 4
  Net investment income or loss                           (0.28)     (0.21)      0.09      (0.16)       (0.36) 4
Portfolio turnover rate                                     106         82         90        118           39 3
Net assets, end of period ($ X 1,000,000)                   228        276         80         18           14


1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

                                             Schwab Small-Cap Equity Fund TM  35

SCHWAB HEDGED EQUITY FUND TM
Ticker symbols  Investor Shares: SWHIX  Select Shares(R): SWHEX

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION OVER MARKET CYCLES WITH LOWER VOLATILITY THAN THE BROAD EQUITY MARKET.

LONG AND SHORT POSITIONS

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may invest in options and futures contracts. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS INVESTMENT OBJECTIVE, THE FUND WILL ESTABLISH LONG AND SHORT POSITIONS IN EQUITY SECURITIES ISSUED BY U.S. COMPANIES. Under normal circumstances it will invest at least 80% of its net assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.



The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. In general, the fund selects its long positions from stocks that are rated "A" or "B" at the time of purchase and selects its short positions from stocks that are rated "D" or "F" at the time of purchase. The fund may purchase or sell short a "C"-rated stock for purposes of sector diversification. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for long-term capital appreciation.


Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

36  Schwab Hedged Equity Fund TM

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gains distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                                Schwab Hedged Equity Fund TM  37

                        The fund could be appropriate for long-term investors seeking equity exposure with lower volatility than broad market indices, such as the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. THE FUND'S USE OF SHORT SELLING MAY REDUCE THE RISK OF GENERAL EQUITY MARKET VOLATILITY BUT CANNOT COMPLETELY ELIMINATE THAT RISK.

INVESTMENT STYLE RISK. The fund's long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund's overall potential for loss. The fund's short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund's short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

38  Schwab Hedged Equity Fund TM

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.


REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


                                                Schwab Hedged Equity Fund TM  39

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Placing orders" section.


ANNUAL TOTAL RETURNS (%) as of 12/31

SELECT SHARES(R)





      22.87   17.44   10.92    9.57   (1.21)

        03      04      05      06      07

BEST QUARTER: 11.03% Q4 2003
WORST QUARTER: (4.29%) Q4 2007



[BAR CHART]

22.87    17.44   10.92   9.57   (1.21)
03          04      05     06      07



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
SELECT SHARES
  Before taxes                                                 (1.21)    11.62      10.33 1
  After taxes on distributions                                 (1.36)    11.34      10.07 1
  After taxes on distributions
    and sale of shares                                         (0.59)    10.14       9.00 1
INVESTOR SHARES
  Before taxes                                                 (1.34)       --       6.24 2
S&P 500(R) INDEX                                                5.49     12.82      11.27 3



1 Inception: 9/3/02.  2 Inception: 3/1/05.  3 From: 9/3/02.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES    SHARES
-----------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------------
Management fees                                                           1.65      1.65
Distribution (12b-1) fees                                                 None      None
Other expenses
  Dividend expenses on securities sold short                              0.26      0.26
  Remainder of other expenses                                             0.28      0.13
                                                                        -----------------
Total of other expenses                                                   0.54      0.39
                                                                        -----------------
Total annual operating expenses                                           2.19      2.04
Less expense reduction                                                     --      (0.01)
                                                                        -----------------
NET OPERATING EXPENSES**                                                  2.19      2.03
                                                                        -----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through 2/27/09.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                             1 year              3 years              5 years              10 years
---------------------------------------------------------------------------------------------------
INVESTOR SHARES               $222                 $685                $1,175               $2,524
SELECT SHARES                 $206                 $639                $1,097               $2,368


40  Schwab Hedged Equity Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the financial history of each share class of the fund for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/06-   11/1/05-   3/1/05(1)-
INVESTOR SHARES                             10/31/07   10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       15.95      14.45        13.51
                                            ------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.11       0.06         0.03
  Net realized and unrealized gains           0.36       1.74         0.91
                                            ------------------------------------------------------------------------------
  Total income from investment operations     0.47       1.80         0.94

Less distributions:
  Distributions from net investment income   (0.07)     (0.04)          --
  Distributions from net realized gains         --      (0.26)          --
                                            ------------------------------------------------------------------------------
  Total distributions                        (0.07)     (0.30)          --
                                            ------------------------------------------------------------------------------
Net asset value at end of period             16.35      15.95        14.45
                                            ------------------------------------------------------------------------------
Total return (%)                              2.94      12.71         6.96 2
RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses (including
    dividend expense on short sales)          2.19       2.11         2.32 3
  Net operating expenses (excluding
    dividend expense on short sales)          1.93       1.99 4       2.05 3,4
  Gross operating expenses                    2.19       2.12         2.35 3
  Net investment income                       0.64       0.58         0.56 3
Portfolio turnover rate                         72        100           87 2
Net assets, end of period ($ x 1,000,000)      211        207           33


1 Commencement of operations.

2 Not annualized.

3 Annualized.


4 The ratio of net operating expenses would have been 2.00% and 1.98% for the periods ended 10/31/05 and 10/31/06, respectively, if interest expense had not been included.


                                                Schwab Hedged Equity Fund TM  41

                                            11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
SELECT SHARES                               10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       15.98      14.46      13.01      11.53       9.84
                                            ------------------------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income/(loss)                0.14       0.07       0.04      (0.09)     (0.09)
  Net realized and unrealized gains           0.36       1.76       2.05       1.57       1.78
                                            ------------------------------------------------------------------------------
  Total income/(loss) from investment
    operations                                0.50       1.83       2.09       1.48       1.69

Less distributions:
  Distributions from net investment income   (0.09)     (0.05)        --         --         --
  Distributions from net realized gains         --      (0.26)     (0.64)        --         --
                                            ------------------------------------------------------------------------------
  Total distributions                        (0.09)     (0.31)     (0.64)        --         --
                                            ------------------------------------------------------------------------------
Net asset value at end of period             16.39      15.98      14.46      13.01      11.53
                                            ------------------------------------------------------------------------------
Total return (%)                              3.11      12.82      16.52      12.84      17.17

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses (including
    dividend expense on short sales)          2.03 1     1.90       2.26       2.43       2.37
  Net operating expenses (excluding
    dividend expense on short sales)          1.77       1.77 2     1.92 2     2.10 2     2.00
  Gross operating expenses                    2.04       1.97       2.39       2.71       2.77
  Net investment income or loss               0.79       0.77       0.55      (0.86)     (0.90)
Portfolio turnover rate                         72        100         87         99        114
Net assets, end of period ($ x 1,000,000)      948        931        229         68         44



1 The ratio of net operating expenses would have been 2.02% if overdraft expense had not been included.



2 The ratio of net operating expenses would have been 2.00%, 1.82%, and 1.76% for the periods ended 10/31/04, 10/31/05 and 10/31/06, respectively, if interest expense had not been included.


42  Schwab Hedged Equity Fund TM

SCHWAB FINANCIAL SERVICES FUND TM
Ticker symbol  Investor Shares: SWFFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE FINANCIAL SERVICES SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The financial services sector may include, for example, these types of companies:

- asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

- real estate investment trusts (REITs)

- savings and loan associations
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for long-term capital growth.


Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

                                           Schwab Financial Services Fund TM  43

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

44  Schwab Financial Services Fund TM

                        The fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

                                           Schwab Financial Services Fund TM  45

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.


REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


46  Schwab Financial Services Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]

      (7.94)  (12.41) 35.50   17.34   12.17   14.73   (7.32)

        01      02      03      04      05      06      07

BEST QUARTER: 17.67% Q2 2003
WORST QUARTER: (14.27%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
FUND
  Before taxes                                                  (7.32)   13.65      8.59 1
  After taxes on distributions                                  (7.54)   13.00      7.79 1
  After taxes on distributions
    and sale of shares                                          (4.47)   11.85      7.17 1
S&P 500 FINANCIALS SECTOR INDEX                                (18.42)    8.74      5.92 2
S&P 500(R) INDEX                                                 5.49    12.82      1.83 2



1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.36
                                                                        -------
Total annual operating expenses                                           0.90
                                                                        -------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $92                  $287                 $498                $1,108


                                           Schwab Financial Services Fund TM  47

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/06-   11/1/05-   11/1/04-   11/1/03-   11/1/02-
                                                         10/31/07   10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     15.75      14.42      13.12      11.77       9.44

Income from investment operations:
  Net investment income                                     0.18       0.10       0.12       0.08       0.11
  Net realized and unrealized gains                         0.25       1.98       2.21       1.37       2.37
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.43       2.08       2.33       1.45       2.48

Less distributions:
  Distributions from net investment income                 (0.11)     (0.11)     (0.09)     (0.10)     (0.15)
  Distributions from net realized gains                    (0.19)     (0.64)     (0.94)        --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.30)     (0.75)     (1.03)     (0.10)     (0.15)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           15.88      15.75      14.42      13.12      11.77
                                                         -----------------------------------------------------------------
Total return (%)                                            2.75      14.85      18.62      12.39      26.68


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.90       0.98       1.07       1.05       1.04 1
  Gross operating expenses                                  0.90       0.98       1.15       1.25       1.49
  Net investment income                                     1.06       0.87       1.01       0.62       1.05
Portfolio turnover rate                                       54         57         74         85        181
Net assets, end of period ($ x 1,000,000)                     94         95         29         20         18



1 The ratio of net operating expenses would have been 1.03% if interest expense had not been included.


48  Schwab Financial Services Fund TM

SCHWAB HEALTH CARE FUND TM
Ticker symbol  Investor Shares: SWHFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE HEALTH CARE SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The health care sector may include, for example, these types of companies:

- drug and biotechnology companies

- health care facilities operators

- medical product manufacturers and suppliers

- medical providers

- medical services firms

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks, such as shares of real estate investment trusts, that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio or provide potential for long-term capital growth.


Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

                                                  Schwab Health Care Fund TM  49

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

50  Schwab Health Care Fund TM

                        Investors who believe that health care companies offer long-term growth potential may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

                                                  Schwab Health Care Fund TM  51

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.


REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. The fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.


52  Schwab Health Care Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]

      (14.40) (24.37) 36.76   31.01   20.03    2.11   10.68

        01      02      03      04      05      06      07

BEST QUARTER: 16.67% Q4 2003
WORST QUARTER: (18.45%) Q1 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                   Since
                              1 year   5 years   inception
----------------------------------------------------------
FUND
  Before taxes                10.68     19.44      7.46 1
  After taxes on
    distributions             10.53     19.37      7.30 1
  After taxes on
    distributions
    and sale of shares         7.14     17.25      6.45 1
S&P 500 HEALTH CARE SECTOR
  INDEX                        8.02      8.58      2.61 2
S&P 500(R) INDEX               5.49     12.82      1.83 2


1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.53
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.29
                                                                        -------
Total annual operating expenses                                           0.82
                                                                        -------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


      1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------
       $84                  $262                 $455                $1,014


                                                  Schwab Health Care Fund TM  53

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                            11/1/06-    11/1/05-    11/1/04-    11/1/03-    11/1/02-
                                            10/31/07    10/31/06    10/31/05    10/31/04    10/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        15.05       14.03       10.78        8.43        7.12
                                            ------------------------------------------------------------------------------

Income/(loss) from investment operations:
  Net investment income/(loss)                 0.05       (0.01)      (0.02)      (0.06)       0.01
  Net realized and unrealized gains            2.11        1.03        3.27        2.41        1.33
                                            ------------------------------------------------------------------------------
  Total income/(loss) from investment
    operations                                 2.16        1.02        3.25        2.35        1.34

Less distributions:
  Distributions from net investment income       --          --          --          --       (0.03)
  Distributions from net realized gains       (0.13)         --          --          --          --
                                            ------------------------------------------------------------------------------
Total distributions                           (0.13)         --          --          --       (0.03)
                                            ------------------------------------------------------------------------------
Net asset value at end of period              17.08       15.05       14.03       10.78        8.43
                                            ------------------------------------------------------------------------------
Total return (%)                              14.49        7.27       30.15       27.88       18.96

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.82        0.84        0.89        1.04        1.04
  Gross operating expenses                     0.82        0.84        0.89        1.07        1.34
  Net investment income or loss                0.32       (0.07)      (0.28)      (0.73)       0.13
Portfolio turnover rate                          34          76          42         105         200
Net assets, end of period ($ x 1,000,000)       834         611         397          54          25


54  Schwab Health Care Fund TM

                  FUND MANAGEMENT



The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $225 billion under management.



                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/07.)


                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund.


                  For the 12 months ended 10/31/07, these fees were 0.87% for the Schwab Large-Cap Growth Fund TM, 0.88% for the Schwab Premier Equity Fund(R), 0.47% for the Schwab Core Equity Fund TM, 0.77% for the Schwab Dividend Equity Fund TM, 0.95% for the Schwab Small-Cap Equity Fund TM, 1.65% for the Schwab Hedged Equity Fund TM, 0.54% for the Schwab Financial Services Fund TM, and 0.53% for the Schwab Health Care Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in each fund's 2007 annual report, which covers the period from 11/1/06 through 10/31/07.


                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  VIVIENNE HSU, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  PAUL ALAN DAVIS, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds' sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.



Each fund reserves the right to modify at any time the eligibility criteria set forth above, including the right to suspend all sales of fund shares.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



FUNDS CLOSED TO NEW INVESTORS


The Schwab Small-Cap Equity Fund closed to new investors on January 31, 2007 (the fund's "closing date"). The Schwab Premier Equity Fund closed to new investors on April 20, 2006 (the fund's "closing date"). Existing shareholders of the funds and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the funds. Each fund's respective existing shareholders and eligible investors include the following:

- Shareholders of the fund as of the closing date;

- Investors with the same address of record as existing shareholders;

- Investment advisers and wrap account programs with underlying clients holding fund shares as of the fund's closing date and any underlying clients of such investment advisers and wrap account programs regardless of whether they were clients of the investment adviser or wrap account program on the fund's closing date;

- Employee benefit plans with participants holding fund shares as of the fund's closing date and the participants of such plans regardless of whether they were participants of such plans on the fund's closing date; and

- Investors who purchase shares of the fund through Schwab's portfolio asset allocation tools and services, regardless of whether they used these services before the fund's closing date.


  After a fund's closing date, investors who are or become shareholders of that fund will remain eligible investors for as long as they continue to hold fund shares.

INVESTMENT MINIMUMS



CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. With respect to the funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact the fund, Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares -- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Schwab.



                                  MINIMUM INITIAL
SHARE CLASS                         INVESTMENT            MINIMUM BALANCE
---------------------------------------------------------------------------
INVESTOR SHARES                 $100                    NONE

SELECT SHARES(R)                $50,000                 $40,000



The minimums shown above are for each fund, but the Schwab Core Equity
Fund TM, Schwab Financial Services Fund TM, and Schwab Health Care Fund TM offer only Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.



These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.



DISTRIBUTION OPTIONS



CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.



OPTION                 FEATURE
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.



PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose


58  Investing in the funds
different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of a fund, place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.



SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY



To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.



When selling or exchanging shares, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined below) may purchase shares directly from the fund's sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you


60  Investing in the funds
must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange
(NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds' sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the funds.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your fund shares by mail by sending a request letter to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.



ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account.


62  Investing in the funds

Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE AND CONVERSION PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund or Laudus Market Masters Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.



The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.



DIRECT EXCHANGES AND CONVERSIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds' sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the funds' sub-transfer agent via telephone.



DIRECT EXCHANGES AND CONVERSIONS BY MAIL



To exchange or convert fund shares by mail, simply send a letter of instruction to the funds' sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.


64  Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.



In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.



Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and


--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------
applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.



The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.



REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. Each fund treats shares that have been held the


66  Investing in the funds
longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.


CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the funds' overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.


68  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS A FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of the calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distributions, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund's ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

THIS IS NOT PART OF THE PROSPECTUS



A COMMITMENT TO YOUR PRIVACY


At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law.



For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentification checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about you.



You can also help protect your identity and accounts. Here are a few steps to remember:


- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.



(C) 2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   Additional information about each fund's investments is available in its annual and semi-annual reports to shareholders. In each fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its fiscal year.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER


    Schwab Large-Cap Growth Fund TM           811-7704
    Schwab Premier Equity Fund(R)             811-7704
    (Closed to new investors)
    Schwab Core Equity Fund TM                811-7704
    Schwab Dividend Equity Fund TM            811-7704
    Schwab Small-Cap Equity Fund TM           811-7704
    (Closed to new investors)
    Schwab Hedged Equity Fund TM              811-7704
    Schwab Financial Services Fund TM         811-7704
    Schwab Health Care Fund TM                811-7704






   REG26571FLT-08


SCHWAB ACTIVE EQUITY FUNDS


PROSPECTUS
February 28, 2008



                                                           [CHARLES SCHWAB LOGO]

   SCHWAB BALANCED FUND TM



   (FORMERLY SCHWAB VIEWPOINTS FUND TM)


                                                               SCHWAB FUNDS LOGO

   Prospectus


   February 28, 2008


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.
                                                           [CHARLES SCHWAB LOGO]

SCHWAB BALANCED FUND TM



(FORMERLY SCHWAB VIEWPOINTS FUND TM)




       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    4

          Performance..............................................    8

          Fund fees and expenses...................................    9

          Financial highlights.....................................   10

          Fund management..........................................   11

       INVESTING IN THE FUND

          Placing orders...........................................   14

          Buying shares through an intermediary....................   15

          Placing direct orders....................................   17

          Transaction policies.....................................   22

          Distributions and taxes..................................   27

                  ABOUT THE FUND


                  The fund in this prospectus uses a "fund-of-funds" strategy. The fund seeks to maintain a defined mix of asset classes over time, and invests mainly in a combination of other Schwab and/or Laudus Funds, which are managed using both indexing and active management strategies.



                  This approach is intended to offer the investor asset allocation across different asset classes. By investing in a combination of other funds, the fund is designed to offer diversification in a single investment.


                  The fund is designed for long-term investors. The fund's performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB BALANCED FUND



Ticker symbol:   SWOBX


--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of the fund in various asset classes.


Normally, the fund invests 60-70% of its assets in equity securities (including stocks and equity funds) and 30-40% in fixed income securities (including bonds and fixed income funds), money market funds, cash or cash equivalents. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. Under normal circumstances, the fund will invest at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities.

--------------------------------------------------------------------------------


STRATEGY


TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN A DIVERSIFIED GROUP OF OTHER SCHWAB AND/OR LAUDUS FUNDS, BUT ALSO MAY INVEST IN OTHER MUTUAL FUNDS, INCLUDING EXCHANGE TRADED FUNDS. IN ADDITION, THE FUND MAY PURCHASE INDIVIDUAL SECURITIES TO MAINTAIN ITS ALLOCATIONS.



The fund's target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and ultra-short fixed income funds and money market funds.



The fund mainly invests in stock and bond funds, which the adviser chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the adviser determines whether and how much to adjust the fund's allocation.



Within the stock fund allocation, the portfolio managers typically allocate the fund's investments among large-cap and small-cap stock funds, but may also invest in international stock funds or other equity funds with an international component, including funds with some exposure to emerging market securities.



Within the bond fund allocation, the portfolio managers allocate investments among bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.


2  Schwab Balanced Fund TM

Each underlying fund focuses on a different segment of the stock or bond market. Below are the underlying funds currently for the fund and each underlying fund's objective and strategy, listed according to their corresponding category in the fund's asset allocation.



EQUITY FUNDS                                          OBJECTIVE/STRATEGY
---------------------------------------------------------------------------------------------------------
SCHWAB CORE EQUITY FUND                               Seeks long-term capital growth. The fund invests,
                                                      under normal circumstances, at least 80% of its net
                                                      assets in equity securities of U.S. companies. The
                                                      fund seeks to assemble a portfolio with long-term
                                                      performance that will exceed that of the S&P 500(R)
                                                      Index.
LAUDUS SMALL-CAP MARKETMASTERS FUND                   Seeks long-term capital appreciation. Under normal
                                                      circumstances, the fund invests at least 80% of its
                                                      net assets in equity securities of companies with
                                                      small market capitalizations or investments with
                                                      similar economic characteristics, such as futures.
                                                      Companies with small market capitalizations
                                                      generally are those with market capitalizations of
                                                      $2.5 billion or less but may include companies with
                                                      market capitalizations of up to $5 billion so long
                                                      as the purchase of those securities would not cause
                                                      the average weighted market capitalization of the
                                                      fund to exceed $3 billion.



BOND FUNDS                                            OBJECTIVE/STRATEGY
---------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET FUND                         Seeks high current income by tracking the
                                                      performance of the Lehman Brothers U.S. Aggregate
                                                      Bond Index ("Lehman Index"). The fund primarily
                                                      invests in a diversified portfolio of investment
                                                      grade debt instruments with varying maturities and
                                                      is designed to track the performance of the Lehman
                                                      Index. The Lehman Index includes investment-grade
                                                      government, corporate, mortgage-, commercial
                                                      mortgage-and asset-backed bonds that are
                                                      denominated in U.S. dollars and have maturities
                                                      longer than one year.



For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.


                                                      Schwab Balanced Fund TM  3

                        Long-term investors seeking a blend of stock and bond investments may want to consider this fund.


FUND RISKS



ASSET ALLOCATION RISK. The fund's particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.



INVESTMENTS IN EXCHANGE--TRADED FUNDS. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.



FUND AND UNDERLYING FUND RISKS (COLLECTIVELY REFERRED TO AS THE "FUND" BELOW.)



MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.



LARGE- AND MID-CAP RISK. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.



SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.


INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods

4  Schwab Balanced Fund TM
when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities.



CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. The fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government, as well as securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.


CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PREPAYMENT AND EXTENSION RISK. The fund's fixed income investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.


FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain


                                                      Schwab Balanced Fund TM  5
countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.



CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.


MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.


MANAGEMENT RISK. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor stock selections. An adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser makes investment decisions for certain of the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited.


6  Schwab Balanced Fund TM

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. In addition, investments in derivatives may involve leverage, which is discussed below.



LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.


                                                      Schwab Balanced Fund TM  7

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


From June 3, 2002 to February 28, 2008 the fund used a manager of managers strategy, and, therefore, its performance during this time does not reflect the fund's current multi-fund strategy and may have been different if it did.


ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      13.59   25.77   (5.16)  (4.97)  (9.48)  23.21   10.44    4.96    8.44    4.63

        98      99      00      01      02      03      04      05      06      07

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/07



                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
 Before taxes                                                   4.63     10.13      6.56        7.41 1
 After taxes on distributions                                   3.10      9.28      4.90        5.66 1
 After taxes on distributions
   and sale of shares                                           4.15      8.58      4.76        5.46 1

S&P 500(R) INDEX                                                5.49     12.82      5.91        8.13 2

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       6.97      4.42      5.97        6.21 2



1 Inception: 11/18/96.



2 From 11/18/96.


8  Schwab Balanced Fund TM

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return.


FEE TABLE (%)


SHAREHOLDER FEES
 (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee 1                                                           2.00
ANNUAL OPERATING EXPENSES (% of average net assets) 2
--------------------------------------------------------------------------------
Management fees                                                            None
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.24
Acquired fund fees and expenses (AFFE) 3                                   0.69
                                                                         -------
Total annual operating expenses 4                                          0.93
Less expense reduction                                                    (0.24)
                                                                         -------
NET OPERATING EXPENSES (INCLUDING AFFE) 4,5                                0.69
                                                                         -------



1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.



2 Restated to reflect current expenses.



3 AFFE reflect the estimated amount of the fees and expenses that will be incurred indirectly by the fund through its investments in the underlying funds.



4 The total and net operating expenses will differ from the expense ratios in the fund's "Financial highlights" because the fee table reflects the new board approved changes to the fund's investment strategy, share class structure and operating expenses.



5 Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.00%, through 2/27/09. The agreement to limit the fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.


EXAMPLE


Designed to help you compare expenses, the example below includes both the fund's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on "net operating expenses (including
AFFE)". The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year     3 years        5 years        10 years
 --------------------------------------------------------------------------------
 $70         $281           $509          $1,164


                                                      Schwab Balanced Fund TM  9

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers, LLP audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       11/1/06-   11/1/05-   11/1/04-   11/1/03-    11/1/02-
                                                       10/31/07   10/31/06   10/31/05   10/31/04    10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  13.39      12.85      11.88       11.07        9.35
                                                       ------------------------------------------------------

Income from investment operations:
  Net investment income                                  0.25 1     0.25 1     0.15        0.08        0.12

  Net realized and unrealized gains                      1.06 1     0.83 1     0.91        0.86        1.75
                                                       ------------------------------------------------------
  Total income from investment operations                1.31       1.08       1.06        0.94        1.87

Less distributions:
  Distributions from net investment income              (0.24)     (0.16)     (0.09)      (0.13)      (0.15)
  Distributions from net realized gains                 (0.60)     (0.38)        --          --          --
                                                       ------------------------------------------------------
  Total distributions                                   (0.84)     (0.54)     (0.09)      (0.13)      (0.15)
                                                       ------------------------------------------------------
Net asset value at end of period                        13.86      13.39      12.85       11.88       11.07
                                                       ------------------------------------------------------
Total return (%)                                        10.24       8.59       8.92        8.59       20.25

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                                 1.02 2     1.03 2     1.10        1.10        1.10
  Gross operating expenses                               1.27       1.26       1.27        1.32        1.33
  Net investment income                                  1.84       1.90       1.14        0.68        1.13

Portfolio turnover rate                                   244        244        283         242         256

Net assets, end of period ($ X 1,000,000)                 112        122        130         130         109






1 Calculated based on average shares outstanding during the period.



2 The ratio of net operating expenses would have been 1.10% for both periods ended 10/31/06 and 10/31/07, respectively, if custody credits and dividend and interest expenses on short sales had not been included.


10  Schwab Balanced Fund TM

                  FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $225 billion under management.



                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/07.)



                  As the investment adviser, the firm oversees the asset management and administration of the fund. The firm currently does not receive a fee for the services it performs for the Schwab Balanced Fund. However, the firm is entitled to receive an annual management fee from each of the underlying funds.



                  Prior to the conversion of the Schwab Viewpoints Fund to the Schwab Balanced Fund, the firm was entitled to receive a management fee. For the 12 months ended 10/31/07, the management fees paid by the Schwab Viewpoints Fund were 0.61%. This figure, which is expressed as a percentage of the Schwab Viewpoints Fund's average daily net assets, represents the actual amounts paid, including the effects of deductions.



                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's 2007 annual report, which covers the period of 11/1/06 through 10/31/07.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.


                  KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed-income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the fund. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.


                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.


12  Fund management

                  INVESTING IN THE FUND


                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the fund by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS



The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.



The investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay, or provide products and services at a discount to, certain intermediaries for providing distribution, marketing, promotional or other related services. The payments or discounts described by this paragraph may be substantial but are paid or discounted by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.



INVESTMENT MINIMUM






MINIMUM INITIAL INVESTMENT           MINIMUM BALANCE
------------------------------------------------------------------------
$100                                 NONE



This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.



DISTRIBUTION OPTIONS


CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.


OPTION                 FEATURE
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.

CASH You receive payment for all dividends and capital gain distributions.



PLACING ORDERS THROUGH YOUR INTERMEDIARY



When you place orders through an intermediary, you are not placing your orders directly with the fund and you must follow the intermediary's


14  Investing in the fund
transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.



Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund's sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the "Placing direct orders" section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.



BUYING SHARES THROUGH AN INTERMEDIARY



To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the fund.

SELLING AND EXCHANGING SHARES THROUGH AN INTERMEDIARY



To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the fund.



When selling or exchanging shares, you should be aware of the following fund policies:



- The fund may take up to seven days to pay sale proceeds.



- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


16  Investing in the fund

PLACING DIRECT ORDERS



INVESTOR ELIGIBILITY REQUIREMENTS FOR PLACING DIRECT ORDERS



Only Eligible Investors (as defined in this paragraph) may purchase shares directly from the fund's sub-transfer agent. ELIGIBLE INVESTORS include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The fund reserves the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the fund are subject to involuntary redemption by the fund.



METHODS FOR PLACING DIRECT ORDERS



The methods for placing direct orders to purchase, redeem or exchange shares of the fund are described on this and the following pages. With every direct order, you must include your name, your account number, the fund's name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the fund) prior to placing telephone orders with the fund's sub-transfer agent.



OPENING AN ACCOUNT TO PLACE DIRECT ORDERS



You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund's shares. Eligible Investors must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent) prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.



DIRECT PURCHASES



INITIAL AND ADDITIONAL DIRECT PURCHASES BY WIRE



Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.



INITIAL AND ADDITIONAL DIRECT PURCHASES BY MAIL



Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund's shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.



Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund's sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted by the fund.



DIRECT REDEMPTIONS AND EXCHANGES



When selling or exchanging shares directly, you should be aware of the following fund policies:



- The funds may take up to seven days to pay sale proceeds.



- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period


18  Investing in the fund
  exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.



- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.



- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.



DIRECT REDEMPTIONS BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The fund and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



DIRECT REDEMPTIONS BY MAIL



You may redeem your fund shares by mail by sending a request letter to the fund's sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

ADDITIONAL DIRECT REDEMPTION INFORMATION



To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.



DIRECT EXCHANGE PRIVILEGES



Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.



The fund reserves the right to suspend or terminate the privilege of exchanging shares of the fund by mail or by telephone at any time.



DIRECT EXCHANGES BY TELEPHONE



If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund's sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on


20  Investing in the fund
telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled "Direct redemptions by telephone" for more information regarding transacting with the fund's sub-transfer agent via telephone.



DIRECT EXCHANGES BY MAIL



To exchange fund shares by mail, simply send a letter of instruction to the fund's sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

--------------------------------------------------------------------------------
THE FUND RESERVES CERTAIN RIGHTS, INCLUDING THE FOLLOWING:


- To automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement for the fund.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.



When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.


In valuing underlying fund investments, the fund uses the NAVs reported by their underlying funds. In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact the fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.



In order to discourage market timing, the fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the fund's policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.


22  Investing in the fund

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.



TRADE ACTIVITY MONITORING. The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the funds to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.



If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary's policies only after the fund determines that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.



The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.


REDEMPTION FEE. The fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The fund imposes the redemption fee in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. The fee may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fee for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that

24  Investing in the fund
investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.



The fund or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.



The fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.



Customer identification and verification is part of the fund's overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.


26  Investing in the fund

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.



AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.



UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.



GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus Market Masters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.



SHAREHOLDERS IN THE FUND MAY HAVE ADDITIONAL TAX CONSIDERATIONS AS A RESULT OF FOREIGN TAX PAYMENTS MADE BY THE FUND. Typically these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.


AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The fund expects that a portion of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

THIS IS NOT PART OF THE PROSPECTUS



A COMMITMENT TO YOUR PRIVACY


At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party's privacy policies will apply to you and ours will not.



YOUR PRIVACY IS NOT FOR SALE


Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.



HOW WE COLLECT INFORMATION ABOUT YOU


We collect personal information about you in a number of ways.


- APPLICATION AND REGISTRATION INFORMATION.


We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.


- ACCOUNT HISTORY.


Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.


- THIRD-PARTY INFORMATION PROVIDERS.


We may collect information about you from information services and consumer reporting agencies to verify your identity.



WEBSITE USAGE



When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.



HOW WE SHARE INFORMATION ABOUT YOU



We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:


- to help us maintain and process transactions for your account;


- when we use another company to provide services for us, such as printing and mailing your account statements;


- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.



STATE LAWS



We will comply with state laws that apply to the disclosure or use of information about you.



SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST


We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.



TEAMING UP AGAINST IDENTITY THEFT


Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:


- utilizing client identification and authentication procedures before initiating transactions;


- ensuring our officers and employees are trained to safeguard personal information about your.



You can also help protect your identity and accounts. Here are a few steps to remember:


- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;


- shred documents that contain personal information;


- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.



GREATER ACCURACY MEANS BETTER PROTECTION


We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.



A COMMITMENT TO KEEPING YOU INFORMED


We will provide you with advance notice of important changes to our information-sharing practices.



CONTACT US WITH QUESTIONS


If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.


(C)2008 SchwabFunds(R). All rights reserved.

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed financial information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.schwab.com for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Balanced Fund                      811-7704




   REG34630FLT-02

SCHWAB BALANCED FUND TM

(FORMERLY SCHWAB VIEWPOINTS FUND(TM))


PROSPECTUS
February 28, 2008

                                                           [CHARLES SCHWAB LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB ACTIVE EQUITY FUNDS
                          SCHWAB LARGE-CAP GROWTH FUND
                          SCHWAB PREMIER EQUITY FUND TM
                            (CLOSED TO NEW INVESTORS)
                           SCHWAB CORE EQUITY FUND TM
                         SCHWAB DIVIDEND EQUITY FUND TM
                         SCHWAB SMALL-CAP EQUITY FUND TM
                            (CLOSED TO NEW INVESTORS)
                          SCHWAB HEDGED EQUITY FUND TM
                        SCHWAB FINANCIAL SERVICES FUND TM
                           SCHWAB HEALTH CARE FUND TM


                            SCHWAB EQUITY INDEX FUNDS

                            SCHWAB S&P 500 INDEX FUND
                  SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
                            SCHWAB 1000 INDEX(R) FUND
                         SCHWAB SMALL-CAP INDEX FUND(R)
                     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)


                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO


                            SCHWAB BALANCED FUND TM
                      (formerly, Schwab Viewpoints Fund TM)


                               SCHWAB TARGET FUNDS
                             SCHWAB TARGET 2010 FUND
                             SCHWAB TARGET 2015 FUND
                             SCHWAB TARGET 2020 FUND
                             SCHWAB TARGET 2025 FUND
                             SCHWAB TARGET 2030 FUND
                             SCHWAB TARGET 2035 FUND
                             SCHWAB TARGET 2040 FUND
                          SCHWAB RETIREMENT INCOME FUND


                                FEBRUARY 28, 2008



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus dated February 28, 2008 (each as amended from time to time). To obtain a free copy of any of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.



Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust (a trust) and the Schwab 1000 Index Fund is a series of Schwab Investments (a trust), (collectively referred to as the "trusts"). The funds are part of the Schwab complex of funds ("Schwab Funds").



Excluding the Schwab Target 2015, Schwab 2025 and Schwab 2035 Funds, the funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2007, are incorporated by reference into this SAI. A copy of a fund's 2007 annual report is delivered with the SAI.



The Schwab Equity Index Funds' shareholder reports include a summary portfolio schedule. Each of these fund's 2007 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.


                                                                     REG38767-03

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..................     3
MANAGEMENT OF THE FUNDS...................................................    64
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    73
INVESTMENT ADVISORY AND OTHER SERVICES....................................    75
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    88
DESCRIPTION OF THE TRUSTS.................................................    95
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
  PRICING OF SHARES.......................................................    96
TAXATION..................................................................    99
APPENDIX A - RATINGS OF INVESTMENT SECURITIES.............................   103
APPENDIX B - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES............   110

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

The SCHWAB LARGE-CAP GROWTH FUND TM seeks long-term capital growth.

The SCHWAB PREMIER EQUITY FUND TM seeks long-term capital growth.

The SCHWAB CORE EQUITY FUND TM seeks long-term capital growth.

The SCHWAB DIVIDEND EQUITY FUND TM seeks current income and capital appreciation.

The SCHWAB SMALL-CAP EQUITY FUND TM seeks long-term capital growth.

The SCHWAB HEDGED EQUITY FUND TM seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.


The SCHWAB FINANCIAL SERVICES FUND TM and SCHWAB HEALTH CARE FUND TM each seek long-term capital growth.


The SCHWAB S&P 500 INDEX FUND seeks to track the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND seeks high total return by tracking the performance of the S&P 500(R).

The SCHWAB 1000 INDEX(R) FUND seeks to match the total return of the Schwab 1000 Index(R), an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.

The SCHWAB SMALL-CAP INDEX FUND(R) seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The SCHWAB TOTAL STOCK MARKET INDEX FUND(R) seeks to track the total return of the entire U.S. stock market.

The SCHWAB INTERNATIONAL INDEX FUND(R) seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The SCHWAB S&P 500 INDEX FUND, SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND, SCHWAB 1000 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND, SCHWAB TOTAL STOCK MARKET INDEX FUND, and SCHWAB INTERNATIONAL INDEX FUND are collectively referred to as the "EQUITY INDEX FUNDS."

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM seeks high capital growth over the long term.

The SCHWAB MARKETTRACK GROWTH PORTFOLIO TM seeks high capital growth with less volatility than an all stock portfolio.

The SCHWAB MARKETTRACK BALANCED PORTFOLIO TM seeks maximum total return, including both capital growth and income.

The SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM seeks income and more growth potential than an all bond fund.

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, GROWTH PORTFOLIO, BALANCED PORTFOLIO, and CONSERVATIVE PORTFOLIO are referred to collectively as the "MARKETTRACK PORTFOLIOS(R)."

THE SCHWAB BALANCED FUND TM seeks capital growth and income.

THE SCHWAB TARGET 2010, SCHWAB TARGET 2015, SCHWAB TARGET 2020, SCHWAB TARGET 2025, SCHWAB TARGET 2030, SCHWAB TARGET 2035, AND SCHWAB TARGET 2040 FUNDS each seeks to provide capital appreciation and income consistent with its current asset allocation. The SCHWAB RETIREMENT INCOME FUND seeks to provide current income and, as a secondary investment objective, capital appreciation.


The SCHWAB TARGET 2010 FUND, SCHWAB TARGET 2015 FUND, SCHWAB TARGET 2020 FUND, SCHWAB TARGET 2025 FUND, SCHWAB TARGET 2030 FUND, SCHWAB TARGET 2035 FUND, SCHWAB TARGET 2040 FUND AND SCHWAB RETIREMENT INCOME FUND are referred to collectively as the "Schwab Target Funds".


The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its objective.

                              INVESTMENT STRATEGIES

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.

THE SCHWAB ACTIVE EQUITY FUNDS:

THE SCHWAB LARGE-CAP GROWTH FUND will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

THE PREMIER EQUITY FUND TM will, under normal circumstances, invest at least 80 % of its net assets in common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE CORE EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE DIVIDEND EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.

THE SMALL-CAP EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion.

THE HEDGED EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities, primarily common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB FINANCIAL SERVICES FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

THE SCHWAB HEALTH CARE FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine, biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.


SCHWAB EQUITY INDEX FUNDS:


THE SCHWAB S&P 500 INDEX FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Schwab Institutional Select S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund or their shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares in either the Schwab S&P 500 Index Fund or the Schwab Institutional Select S&P 500 Fund or in the determination or calculation of the equation by which each fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each fund's shares.

S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 INDEX(R) FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


As of December 31, 2007, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $15.671 trillion. This represents approximately 88% of the total market value of all publicly traded U.S. companies, as represented by the Dow Jones Wilshire 5000 Composite Index.


THE SCHWAB SMALL-CAP INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

In pursuing its objective, the fund uses the Dow Jones Wilshire 5000 Composite Index to measure the total return of the U.S. stock market. The Dow Jones Wilshire 5000 Composite Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 4,843 stocks as of December 31, 2007. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


"Dow Jones," "Wilshire," "The Dow Jones Wilshire 5000SM" and "The Dow Jones Wilshire 5000 Composite IndexSM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co. Inc. The Schwab Total Stock Market Index Fund(R) based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The Schwab International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.



To be included in the Schwab International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, 350 of the largest companies are selected based on the market value of the company's outstanding securities as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The Schwab International Index was first made available to the public on July 29, 1993.



The Schwab 1000 Index(R), Schwab Small-Cap Index and Schwab International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining these indices. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Schwab Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).


Schwab may change the Schwab 1000 Index and the Schwab Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Schwab Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the Schwab International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Index(R) Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.



A particular stock's weighting in the Schwab Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.


A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.


SCHWAB MARKETTRACK PORTFOLIOS(R) ,SCHWAB BALANCED FUND AND SCHWAB TARGET FUNDS:



Each Schwab MarketTrack Portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. The Schwab MarketTrack Portfolios may invest in various types of underlying funds, which are summarized below. Not all underlying funds discussed below are eligible investments for each Schwab MarketTrack Portfolio. Each Schwab MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds and money market securities, and engage in certain investment techniques. For the large-cap allocation, each portfolio may also invest directly in all the stocks which comprise the S&P 500 Index(R) (or other similar index), using an indexing strategy.



The Schwab Balanced Fund, under normal circumstances, will invest at least 25% of its assets in equity securities, equity funds or investments with similar economic characteristics and at least 25% of its assets in fixed income securities, fixed income funds or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



The Schwab Balanced Fund seeks to achieve its investment objective by investing in a combination of underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity, fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures. These investments and the risks normally associated with these investments are discussed below.

Each Schwab Target Fund seeks to achieve its investment objective by investing in a combination of underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each target fund, the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target year fund's allocation will be approximately 50% equity securities, 43% fixed income securities, 6% ultra-short fixed income securities and 1% money market funds. Each Schwab Target Fund will continue to reduce its allocation to equity securities for 15 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity, fixed income securities, cash equivalents, including money market securities, and futures. These investments and the risks normally associated with these investments are discussed below.



MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each Schwab MarketTrack portfolio will normally invest at least 50% of their assets in other Schwab Funds(R), which are registered open-end investment companies.



STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The Schwab Funds(R) stock funds that the Schwab MarketTrack portfolios may currently invest in are the Schwab Institutional Select S&P 500 Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund(R), and Schwab International Index Fund(R). The underlying stock fund that the Schwab Balanced Fund may currently invest in is the Schwab Core Equity Fund. The underlying stock funds that the Schwab Target Funds may currently invest in are listed in the prospectus. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the Schwab MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



SMALL-CAP STOCK FUNDS typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The Schwab Funds(R) small-cap stock fund that the Schwab MarketTrack portfolios may currently invest in is the Schwab Small-Cap Index Fund(R). The underlying small-cap stock funds that the Schwab Balanced Fund may currently invest in is Laudus Small-Cap MarketMasters Fund. The underlying small-cap stock funds that the Schwab Target Funds may currently invest in are listed in the prospectus. For a more detailed discussion of the risks of small-cap stocks, please refer to "Small-Cap Stocks" later in the document.



INTERNATIONAL STOCK FUNDS typically seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The Schwab Funds international stock fund that the Schwab MarketTrack portfolios may currently invest in is the Schwab International Index Fund(R). The international stock funds that the Schwab Target Funds may currently invest in are listed in the prospectus. For a more detailed discussion of the risks of international stock, please refer to "Foreign Securities" later in the document.



BOND FUNDS typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The Schwab Funds(R) bond fund that the Schwab MarketTrack portfolios may currently invest in is the Schwab Total Bond Market

Fund TM. The underlying bond fund that the Schwab Balanced Fund may currently invest in is Schwab Total Bond Market Fund. The underlying bond funds that the Schwab Target Funds may currently invest in are listed in the prospectus. For a more detailed discussion of the risks of bonds, please refer to "Debt Securities" later in the document.



MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, bankers' acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The Schwab Funds money market fund that the Schwab MarketTrack portfolios may currently invest in is the Schwab Value Advantage Money Fund(R). The underlying money market fund that the Schwab Target Funds may currently invest in is listed in the prospectus. For a more detailed discussion of the risks of money market securities, please refer to "Money Market Securities" later in the document.





                       INVESTMENTS, RISKS AND LIMITATIONS


The different types of investments that the funds (or, in the case of the Schwab MarketTrack Portfolios, Schwab Target Funds and Schwab Balanced Fund, an underlying fund) typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below.



Each Schwab MarketTrack Portfolios, Schwab Balanced Fund, Schwab Target Funds also may invest in securities other than shares of underlying funds, such as stocks, bonds and money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to "a fund" or "the funds" include each portfolio of the Schwab MarketTrack Portfolios.


Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.


For purposes of a fund's concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser's (or sub-advisor's) evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to less than 25% of its total assets.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Schwab Hedged Equity Fund may borrow for investment purposes. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.



A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund's remaining shareholders. In addition, the Schwab Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.


CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Schwab Financial Services Fund TM and Schwab Health Care Fund TM will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Schwab Equity Index Funds will not concentrate its investments, unless its index is so concentrated. Each of the Schwab MarketTrack Portfolios Schwab Balanced Fund and Schwab Target Funds will not concentrate its investments in a particular industry or group of industries unless its underlying fund investments are so concentrated. The Schwab Core Equity Fund and Schwab Hedged Equity Fund will not concentrate investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated. The Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund and Schwab Premier Equity Fund will not concentrate investments in a particular industry or group of industries. The Schwab Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P SmallCap 600 Index is so concentrated.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities. See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES. A fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.


In addition to the derivative instruments and strategies described in this SAI, the investment adviser (or sub-advisor) expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser (or sub-advisor) may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.



DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. The Schwab Financial Services Fund TM and Schwab Health Care Fund TM are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Schwab Financial Services Fund and Schwab Health Care Fund intend to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Schwab Equity Index Funds, Schwab MarketTrack Portfolios, Schwab Core Equity Fund, Schwab Hedged Equity Fund, Schwab Dividend Equity Fund, Schwab Premier Equity Fund, Schwab Small-Cap Equity Fund, Schwab Large-Cap Growth Fund, Schwab Balanced Fund and Schwab Target Funds are diversified mutual funds.


DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser/sub-advisers for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see the section entitled "Real Estate Investment Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Master Limited Partnerships ("MLPs") MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage shares. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC)" to iShares and procedures approved by the funds' Board of Trustees, each fund may invest in iShares not to exceed 25% of the fund's total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.

EVENT-LINKED BONDS. A fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:


LOCK IN. When the investment adviser or sub-advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.


CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.


DIRECT HEDGE. If the investment adviser or sub-advisor wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-advisor thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.



PROXY HEDGE. The investment adviser or sub-advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.


COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, a fund may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trusts have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

A fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contacts. With respect to futures contracts that are required to "cash settle," however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market (net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund. A fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the securities represented in, and therefore the performance of, an index. Each Schwab Equity Index Fund normally will invest primarily in the securities of its index. Moreover, each of these index funds invests so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for an index fund. Certain of the Equity Index Funds serve as underlying funds for the Schwab MarketTrack Portfolios.


INFLATION-INDEXED BONDS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi -annually), and inflation over the first six months were 1%, the mid -year par value of the bond would be $1,010 and the first semi--annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S.

companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.


The investment adviser or sub-advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-advisor analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").


In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, a fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, a fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.

A fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by a fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to a fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether a fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in a fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser or sub-adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

A fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. A fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.


MBS are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The funds may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a fund's shares.



ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the funds and Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.


COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund's prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only

("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or a fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, a fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.


QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for a fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-advisor would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-advisor may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose a fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.



Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.



The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.



Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.



Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.



SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


STOCK SUBSTITUTION STRATEGY is a strategy, whereby each Schwab Equity Index Funds may, in certain circumstances, substitute a similar stock for a security in its index.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.


STRUCTURED NOTES are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying a fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each of the Schwab Core Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Large-Cap Growth Fund TM, Schwab Hedged Equity Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Premier Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM,the Schwab Balanced Fund and each of the Schwab Target Funds may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, the fund may exercise its demand rights only at certain times. The fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund's NAV. However, the fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund's NAV. All of these factors might result in a decline in the value of the fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

SCHWAB LARGE-CAP GROWTH FUND, SCHWAB DIVIDEND EQUITY FUND TM AND SCHWAB PREMIER EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

EACH FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB CORE EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB SMALL-CAP EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P SmallCap 600(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB HEDGED EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.


SCHWAB FINANCIAL SERVICES FUND TM AND SCHWAB HEALTH CARE FUND TM:


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:


(1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector.


(2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SCHWAB EQUITY INDEX FUNDS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

Each of the Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Small-Cap Index Fund(R), and Schwab International Index Fund(R) may not:

(1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND(R) AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 INDEX(R) FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7)   Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

THE SCHWAB INSTITUTIONAL SELECT S&P 500 FUND MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities,
      (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SCHWAB MARKETTRACK PORTFOLIOS(R)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES:


THE SCHWAB ALL EQUITY PORTFOLIO MAY NOT:


(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

(3)   (i) Purchase or sell commodities, commodities contracts or real estate,
      (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities, or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6)   Invest more than 15% of its net assets in illiquid securities.

(7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


SCHWAB BALANCED FUND TM:


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

THE FUND MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


SCHWAB TARGET FUNDS



EACH FUND MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



EACH FUND MAY NOT:



(1)   Invest more than 15% of its net assets in illiquid securities.



(2) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.



(5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).



(6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.


THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                            MANAGEMENT OF THE FUNDS


The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee is considered an interested person of a trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of a trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios. Except as specifically noted below, as used herein the term "Family of Investment Companies" collectively refers to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust which, as of October 31, 2007, included 60 funds.



The tables below provide information about the trustees and officers for the trusts, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of October 31, 2007, the Fund Complex included 70 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

     NAME, YEAR OF
      BIRTH, AND
   POSITION(S) WITH                                                                  NUMBER OF
      THE TRUST;                                                                   PORTFOLIOS IN
    (TERM OF OFFICE                     PRINCIPAL OCCUPATIONS                      FUND COMPLEX
     AND LENGTH OF                      DURING THE PAST FIVE                        OVERSEEN BY
     TIME SERVED 1)                             YEARS                               THE TRUSTEE             OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter         Chairman of JDN Corporate Advisory LLC.                      70         Board 1 -- Director, Redwood
1960                                                                                               Trust, Inc.
Trustee
(Trustee of Schwab                                                                                 Board 2 -- Director, PMI Group,
Capital Trust and Schwab                                                                           Inc.
Investments since 2000.)
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan              Senior Fellow: The Hoover Institution at Stanford            60         Board 1 -- Director, Gilead
1947                       University; Stanford Institute for Economic Policy                      Sciences, Inc.
Trustee                    Research; Professor of Public Policy, Stanford
(Trustee of Schwab         University                                                              Board 2 -- Director, Monaco Coach
Capital Trust and Schwab                                                                           Corporation
Investments since 2008.)
                                                                                                   Board 3 -- Director, Venture
                                                                                                   Lending and Leasing, Inc.
------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler          Dean Emeritus, Haas School of Business, University of        60         Board 1 -- Director, Mission West
1941                       California, Berkeley. Until February 2004, Co-Chief                     Properties.
Trustee                    Executive Officer, Aphton Corp.
(Trustee of Schwab         (bio-pharmaceuticals). Prior to August 1998, Dean of                    Board 2 -- Director, TOUSA.
Capital Trust and Schwab   the Haas School of Business, University of
Investments since 2000.)   California, Berkeley (higher education).                                Board 3 -- Director, Harris-
                                                                                                   Stratex Networks.

                                                                                                   Board 4 -- Director, Genitope
                                                                                                   Corp.

                                                                                                   Board 5 -- Director & Non-
                                                                                                   Executive Chairman, Solectron
                                                                                                   Corp.

                                                                                                   Board 6 -- Director, Ditech
                                                                                                   Networks.
------------------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith            Chairman and Chief Executive Officer and founder of          60         Board 1 -- Board of Cooper
1950                       Smith Graham & Co. (investment advisors).                               Industries.
Trustee
(Trustee of Schwab                                                                                 Board 2 -- Chairman of the Audit
Capital Trust and Schwab                                                                           Committee of Oneok Partners LP.
Investments since 2000.)
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Stephens         Managing Partner, D.R. Stephens & Company                    60         Not Applicable.
1938                       (investments). Prior to 1996, Chairman and Chief
Trustee                    Executive Officer of North American Trust (real
(Trustee of Schwab         estate investment trust).
Capital Trust and Schwab
Investments since 1989.)
------------------------------------------------------------------------------------------------------------------------------------

     NAME, YEAR OF
      BIRTH, AND
   POSITION(S) WITH                                                                  NUMBER OF
      THE TRUST;                                                                   PORTFOLIOS IN
    (TERM OF OFFICE                     PRINCIPAL OCCUPATIONS                      FUND COMPLEX
     AND LENGTH OF                      DURING THE PAST FIVE                        OVERSEEN BY
     TIME SERVED 1)                             YEARS                               THE TRUSTEE             OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Wender           Senior Managing Director, Chairman of the Finance            60         Board 1 -- Board Member and
1944                       Committee, GSC Group (asset manager); General                           Chairman of the Audit Committee,
Trustee                    Partner, Goldman Sachs & Co., until June 2005                           Isis Pharmaceuticals
(Trustee of Schwab
Capital Trust and Schwab                                                                           Board 2 -- Board Member, Affinity
Investments since 2008.)                                                                           Financial

                                                                                                   Board 3 -- Board Member, Vintrust
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Wilsey          Chairman and Chief Executive Officer, Wilsey Bennett,        60         Not Applicable.
1943                       Inc. (real estate investment and management, and
Trustee                    other investments).
(Trustee of Schwab
Capital Trust and Schwab
Investments since 1989.)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab 2        Chairman, Chief Executive Officer and Director, The          60         Not Applicable.
1937                       Charles Schwab Corporation, Charles Schwab & Co.,
Chairman and Trustee       Inc.; Chairman and Director, Charles Schwab
(Chairman and Trustee      Investment Management, Inc., Charles Schwab Bank, N.
of Schwab Capital Trust    A.; Chairman and Chief Executive Officer, Schwab
and Schwab Investments     (SIS) Holdings Inc. I, Schwab International Holdings,
since 1989.)               Inc.; Chief Executive Officer and Director, Schwab
                           Holdings, Inc.; Through June 2007, Director, U.S.
                           Trust Company, N. A., U.S. Trust Corporation, United
                           States Trust Company of New York. Until May 2003,
                           Co-Chief Executive Officer, The Charles Schwab
                           Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Walt Bettinger 2           President and Chief Operating Officer, Charles Schwab        70         Not Applicable.
1960                       & Co., Inc. and The Charles Schwab Corporation;
Trustee                    Director, Charles Schwab Bank; Executive Vice
(Trustee of Schwab         President and President -- Schwab Investor Services,
Capital Trust and Schwab   The Charles Schwab Corporation; Executive Vice
Investments since 2008.)   President and President -- Schwab Investor Services,
                           Charles Schwab & Co., Inc.; Chairman and President,
                           Schwab Retirement Plan Services, Inc.; President and
                           Chief Executive Officer, The Charles Schwab Trust
                           Company, Director, Charles Schwab Bank, N.A., Schwab
                           Retirement Plan Services, and Schwab Retirement
                           Technologies.
------------------------------------------------------------------------------------------------------------------------------------

          NAME, YEAR OF BIRTH, AND
        POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk 2                              Executive Vice President and President, Investment Management Services, Charles
1954                                           Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 --
President and Chief Executive Officer          present); President and Chief Executive Officer, Charles Schwab Investment
(Officer of Schwab Capital Trust and           Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland)
Schwab Investments since 2004.)                Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004,
                                               Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and
                                               Executive Vice President, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
George Pereira                                 Senior Vice President and Chief Financial Officer, Charles Schwab Investment
1964                                           Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional
Treasurer and Principal Financial Officer      Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset
(Officer of Schwab Capital Trust and           Management (Ireland) Limited. Through June 2007, Chief Financial Officer and Chief
Schwab Investments since 2004.)                Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
                                               Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisers,
                                               Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting,
                                               Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Koji E. Felton                                 Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab
1961                                           Investment Management, Inc.; Senior Vice President and Deputy General Counsel,
Secretary and Chief Legal Officer              Charles Schwab & Co., Inc. Until 2006, Chief Legal Officer, Laudus Trust, Laudus
(Officer of Schwab Capital Trust and           Institutional Trust. Through June 2007, Chief Legal Officer and Secretary,
Schwab Investments since 1998.)                Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.
------------------------------------------------------------------------------------------------------------------------------------

          NAME, YEAR OF BIRTH, AND
        POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Randall Fillmore                               Senior Vice President and Chief Compliance Officer, Charles Schwab Investment
1960                                           Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance
Chief Compliance Officer and AML Officer       Officer, Laudus Trust, Laudus Institutional Trust. Through June, 2007, Chief
(Officer of Schwab Capital Trust and           Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
Schwab Investments since 2002.)                Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc.,
                                               and Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kimon P. Daifotis                              Senior Vice President and Chief Investment Officer -- Fixed Income, Charles Schwab
1959                                           Investment Management, Inc. Prior to 2004, Vice President and Sr. Portfolio Manager,
Senior Vice President and Chief Investment     Charles Schwab Investment Management, Inc.
Officer -- Fixed Income
(Officer of Schwab Capital Trust and
Schwab Investments since 2004.)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer                            Senior Vice President and Chief Investment Officer -- Equities, Charles Schwab
1963                                           Investment Management, Inc.; Vice President and Chief Investment Officer, Laudus
Senior Vice President and Chief Investment     Trust and Laudus Institutional Trust. Prior to 2004, Vice President and Sr.
Officer -- Equities                            Portfolio Manager, Charles Schwab Investment Management, Inc.
(Officer of Schwab Capital Trust and
Schwab Investments since 2004.)
------------------------------------------------------------------------------------------------------------------------------------
Catherine MacGregor                            Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management,
1964                                           Inc., and Laudus Trust and Laudus Institutional Trust. Since 2006, Chief
Vice President                                 Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior
(Officer of Schwab Capital Trust and           Associate, Paul Hastings Janofsky & Walker LLP.
Schwab Investments since 2005.)
------------------------------------------------------------------------------------------------------------------------------------
Cathy Sabo                                     Vice President, Compliance, Charles Schwab Investment, Management, Inc., and Laudus
1964                                           Trust and Laudus Institutional Trust; until September 2004, Vice President,
Vice President                                 Client, Sales & Services Controls, Charles Schwab & Co., Inc.
(Officer of Schwab Capital Trust and
Schwab Investments since 2005.)
------------------------------------------------------------------------------------------------------------------------------------
Michael Haydel                                 Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice
1972                                           President and AML Officer, Laudus Trust and Laudus Institutional Trust.  Until
Vice President                                 March 2004, Director, Charles Schwab & Co., Inc.
(Officer of Schwab Capital Trust and
Schwab Investments since 2006.)
------------------------------------------------------------------------------------------------------------------------------------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

            - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Hasler and Cogan and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.

            - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Cogan and Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 8 times during the most recent fiscal year.

            - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Smith, Wilsey, Wender and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The committee met 4 times during the most recent fiscal year.

            - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the funds' shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wender are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The committee met 4 times during the most recent fiscal year.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2007. Certain information provided relates to the Fund Complex, which included 70 funds as of October 31, 2007. Please note that Mr. Wender and Mr. Cogan were appointed to the Board on January 1, 2008 and, therefore, did not receive compensation as trustees for the fiscal year ending October 31, 2007. Mr. Wender and Mr. Cogan will receive compensation from the trusts and the Fund Complex for their services as trustees during the current fiscal year. Mr. Bettinger was appointed to the Board on January 1, 2008. As an interested trustee, Mr. Bettinger does not receive compensation from the trust for serving as a trustee.

                                                     Pension or
                                                     Retirement
                                                      Benefits         ($)
                                                     Accrued as       Total
                                   ($)                Part of     Compensation
                         Aggregate Compensation         Fund        from Fund
  Name of Trustee                  From:              Expenses       Complex
--------------------   ---------------------------   ----------   ------------
                          Schwab         Schwab
                       Capital Trust   Investments
                       -------------   -----------
INTERESTED TRUSTEES
Charles R. Schwab            0               0           N/A            0
Randall W. Merk*             0               0           N/A            0

INDEPENDENT TRUSTEES
Mariann Byerwalter        $51,381         $34,782      $6,814        $248,487
Donald F. Dorward**       $48,937         $33,182        N/A         $204,725
William A. Hasler         $51,381         $34,782      $6,814        $248,487
Robert G. Holmes**        $51,381         $34,782        N/A         $214,725
Gerald B. Smith           $48,427         $32,879        N/A         $202,725
Donald R. Stephens        $48,427         $32,879        N/A         $202,725
Michael W. Wilsey         $50,871         $34,479        N/A         $212,725


* Mr. Merk resigned from the Board on December 31, 2007.
** Messrs. Dorward and Holmes retired December 31, 2007.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following tables provide each trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2007. As of December 31, 2007, the Family of Investment Companies included 60 funds.

                                                                                                                 Aggregate
                                                                                                                  Dollar
                                                                                                                 Range of
                                                                                                                  Trustee
                                                                                                                 Ownership
                                                                                                                  in the
                                                                                                                 Family of
                                                                                                                Investment
NAME OF TRUSTEE                               DOLLAR RANGE OF TRUSTEE OWNERSHIP OF A FUND                       Companies*
--------------------   --------------------------------------------------------------------------------------   ----------
                        SCHWAB                                       SCHWAB
                        LARGE-     SCHWAB     SCHWAB     SCHWAB      SMALL-      SCHWAB     SCHWAB     SCHWAB
                          CAP     PREMIER      CORE     DIVIDEND       CAP       HEDGED    FINANCIAL   HEALTH
                        GROWTH     GROWTH     EQUITY     EQUITY      EQUITY      EQUITY    SERVICES     CARE
                         FUND       FUND       FUND       FUND        FUND        FUND       FUND       FUND
                       --------   --------   --------   --------   ----------   --------   ---------   ------
INTERESTED TRUSTEES

CHARLES R. SCHWAB        Over       Over       Over       Over        None        Over       None       None       Over
                       $100,000   $100,000   $100,000   $100,000                $100,000                         $100,000

WALT BETTINGER         $1-10,000  $50,001-   $1-10,000  $1-10,000     None        None       None       None       Over
                                  $100,000                                                                        $100,000

INDEPENDENT TRUSTEES

MARIANN BYERWALTER       None       None       None       None        None        None       None       None       Over
                                                                                                                 $100,000

WILLIAM HASLER           Over       None       None       None        None        None       None       None       Over
                       $100,000                                                                                  $100,000

GERALD B. SMITH          None       None     $10,001-     None     $1-$10,000     None       None       None       Over
                                             $50,000                                                             $100,000

DONALD R. STEPHENS       None     $50,000-     None       None        None      $10,001      None       None      Over
                                  $100,000                                      -$50,000                         $100,000

MICHAEL W. WILSEY        None       Over       None       None        None        None       None       None       Over
                                  $100,000                                                                       $100,000

JOHH F. COGAN            None       None       None       None        None        None       None       None       None

JOSEPH H. WENDER         None       None       None       None        None        None       None       None       None




                                   SCHWAB                        SCHWAB
                                  INSTITU-              SCHWAB    TOTAL    SCHWAB
                                   TIONAL     SCHWAB    SMALL-    STOCK   INTERNA-
                        SCHWAB     SELECT      1000      CAP     MARKET    TIONAL        ALL
                        S&P 500   S&P 500     INDEX     INDEX     INDEX    INDEX       EQUITY
                         FUND       FUND       FUND      FUND     FUND      FUND      PORTFOLIO
                       --------   --------   --------   ------   ------   --------    ---------
INTERESTED TRUSTEES

CHARLES R. SCHWAB        None       None       Over       None     None      None     $10,001-      Over
                                             $100,000                                 $50,000     $100,000

WALT BETTINGER           None       Over       None       None     None      None       None        Over
                                  $100,000                                                        $100,000

INDEPENDENT TRUSTEES

MARIANN BYERWALTER       None       None     $50,001-     None     None      None       None        Over
                                             $100,000                                             $100,000

WILLIAM HASLER           None       None     $50,001-     None     None      None       None       Over
                                             $100,000                                             $100,000

GERALD B. SMITH          None       None       None       None     None      None       None       Over
                                                                                                  $100,000

DONALD R. STEPHENS       None       None       None       None     None      None       None       Over
                                                                                                  $100,000

MICHAEL W. WILSEY        Over       None       None       None     None      None       None       Over
                       $100,000                                                                   $100,000

JOHH F. COGAN            None       None       None       None     None      None       None       None

JOSEPH H. WENDER         None       None       None       None     None      None       None       None


                                                CONSER-    SCHWAB
                        GROWTH      BALANCED     VATIVE    BALANCED   TARGET   TARGET   TARGET
                       PORTFOLIO   PORTFOLIO   PORTFOLIO     FUND      2010     2015     2020
--------------------   ---------   ---------   ---------   --------   ------   ------   -------   --------
INTERESTED TRUSTEES

CHARLES R. SCHWAB        Over         None        None       None      None     None     None       Over
                       $100,000                                                                   $100,000

WALT BETTINGER           None         None        None       None      None     None     None       Over
                                                                                                  $100,000

INDEPENDENT TRUSTEES

MARIANN BYERWALTER       None         None        None       None      None     None     None       Over
                                                                                                  $100,000

WILLIAM HASLER           None         None        None       None      None     None     None       Over
                                                                                                  $100,000

GERALD B. SMITH          None         None        None       None      None     None     None       Over
                                                                                                  $100,000

DONALD R. STEPHENS       None         None        None       None      None     None     None       Over
                                                                                                  $100,000

MICHAEL W. WILSEY        None         None        None       None      None     None     None       Over
                                                                                                  $100,000
JOHH F. COGAN            None         None        None       None      None     None     None       None

JOSEPH H. WENDER         None         None        None       None      None     None     None       None





                                                            RETIRE-
                       TARGET   TARGET   TARGET   TARGET     MENT
                        2025     2030     2035     2040     INCOME
--------------------   ------   ------   ------   ------   --------   ------   ------   --------
INTERESTED TRUSTEES

CHARLES R. SCHWAB       None     None     None     None      Over       --      --       Over
                                                           $100,000                     $100,000

WALT BETTINGER          None     None     None     None       None      --      --        Over
                                                                                        $100,000

INDEPENDENT TRUSTEES

MARIANN BYERWALTER      None     None     None     None       None      --      --        Over
                                                                                        $100,000

WILLIAM HASLER          None     None     None     None       None      --      --        Over
                                                                                        $100,000

GERALD B. SMITH         None     None     None     None       None      --      --        Over
                                                                                        $100,000

DONALD R. STEPHENS      None     None     None     None       None      --      --        Over
                                                                                        $100,000

MICHAEL W. WILSEY       None     None     None     None       None      --      --        Over
                                                                                        $100,000

JOHH F. COGAN           None     None     None     None      None       --      --       None


JOSEPH H. WENDER        None     None     None     None      None       --      --       None



* For purposes of this table, the term "Family of Investment Companies" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Laudus Trust and Laudus Institutional Trust which consisted of 74 funds as of December 31, 2007.

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS


The funds, the investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 14, 2008, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds except for Mr. Schwab who owned 1.36% of the Schwab Retirement Income Fund and 2.33% of the Schwab Hedged Equity Fund.



As of February 1, 2008, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the funds:



                                                                                                                        Percent of
Fund                                                     Owner                                     Address                Shares
------------------------------------------------------------------------------------------------------------------------------------
Schwab 1000 Fund -- Investor        Charles Schwab Trust                                     215 Fremont St FL 6          6.99%
Shares                              DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Institutional                Charles Schwab Trust                                     215 Fremont St FL 6         25.96%
Select S&P 500                      DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

                                    Chase Manhattan Customer For Schwab MarketTrack Growth   120 Kearny St                6.40%
                                                                                             15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Chase Manhattan Customer For Schwab MarketTrack All      120 Kearny St                8.96%
                                    Equity                                                   15/432
                                                                                             San Francisco, CA
                                                                                             94104

Schwab MarketTrack Balanced         Charles Schwab Trust                                     215 Fremont St FL 6         18.62%
Portfolio                           DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab MarketTrack Conservative     Charles Schwab Trust                                     215 Fremont St FL 6         20.13%
Portfolio                           DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab MarketTrack Growth           Charles Schwab Trust                                     215 Fremont St FL 6         10.75%
Portfolio                           DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab S&P 500 Index Fund --        Charles Schwab Trust                                     215 Fremont St FL 6         29.28%
Investor Shares                     DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105


                                                                                                                        Percent of
Fund                                                     Owner                                     Address                Shares
------------------------------------------------------------------------------------------------------------------------------------
                                    Charles Schwab Trust                                     215 Fremont St FL 6         23.54%
                                    DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Small-Cap Index Fund --      Charles Schwab Trust                                     215 Fremont St FL 6          7.97%
Investor Shares                     DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Small-Cap Index Fund --      Chase Manhattan Customer For Schwab MarketTrack          120 Kearny St               17.62%
Select Shares                       Growth Portfolio                                         15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Chase Manhattan Customer For Schwab MarketTrack          120 Kearny St                9.79%
                                    Balanced Portfolio                                       15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Chase Manhattan Customer For Schwab MarketTrack All      120 Kearny St               17.88%
                                    Equity Portfolio                                         15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Charles Schwab Trust                                     215 Fremont St FL 6          5.07%
                                    DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Total Stock Market Index     Charles Schwab Trust                                     215 Fremont St FL 6         11.72%
Fund -- Investor Shares             DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Dividend Equity Fund --      The Schwab Fund For Charitable Giving                    101 Montgomery St.           7.40%
Select Shares                       Mid-Cap Value Fund                                       San Francisco, CA
                                                                                             94104

Schwab International Index Fund --  Charles Schwab Trust                                     215 Fremont St FL 6          6.22%
Investor Shares                     DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab International Index Fund --  Chase Manhattan Customer For Schwab MarketTrack          120 Kearny St                7.44%
Select Shares                       Balanced Portfolio                                       15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Chase Manhattan Customer For Schwab MarketTrack          120 Kearny St               13.56%
                                    Growth Portfolio                                         15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                                                                                                        Percent of
Fund                                                     Owner                                     Address                Shares
------------------------------------------------------------------------------------------------------------------------------------
                                    Chase Manhattan Customer For Schwab MarketTrack All      120 Kearny St               16.41%
                                    Equity Portfolio                                         15/432
                                                                                             San Francisco, CA
                                                                                             94104

                                    Charles Schwab Trust                                     215 Fremont St FL 6          6.87%
                                    DCC&S Omnibus Account FBO Same Day Exchange FS12         San Francisco, CA
                                                                                             94105

Schwab Small Cap Equity Fund --     Schwab Target 2020 Fund                                  101 Montgomery St.           6.81%
Select Shares                       Equity Portfolio Management                              San Francisco, CA
                                                                                             94104

                                    Schwab Target 2030 Fund                                  101 Montgomery St.           5.77%
                                    Equity Portfolio Management                              San Francisco, CA
                                                                                             94104

Schwab Premier Equity Income        Gerald Ross                                              1424 Park Entrance Dr.       6.00%
Fund -- Institutional Shares        Charles Schwab Customer IRA Rollover                     San Jose, CA 95131

                                    Thomas W Mc Namara                                       7243 Madison St              5.06%
                                    Charles Schwab & Co., Inc. Customer Rollover             Apt 302
                                                                                             Forest Park, Il 60130

Schwab Premier Equity Income        Schwab Retirement Income Fund                            101 Montgomery St.           8.74%
Fund -- Select Shares               Equity Portfolio Management                              San Francisco, CA
                                                                                             94104

Schwab Hedged Equity Fund --        National Financial Services LLC                          ATTN: Mutual Funds Dept      7.37%
Investor Shares                     FBO Customers                                            200 Liberty Street
                                                                                             1 World Financial Center
                                                                                             New York, NY 10281-1003


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chief Executive Officer, Chairman, and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

ADVISORY AGREEMENT

The continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trusts and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

As described below, the investment adviser is entitled to receive from each fund, except the Schwab Balanced Fund and Schwab Target Funds, a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund's operations. The figures in the "net fees paid" row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund's expense limitation ("expense cap"). The figures in the "gross fees reduced by" row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund's expense cap.

The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

           Fund and Advisory Fee
                 Schedule                                                 2007          2006          2005           Expense Cap*
-------------------------------------------   ----------------------   -----------   -----------   ----------   --------------------
SCHWAB LARGE-CAP GROWTH FUND                       Net fees paid:      $3,627,000     $765,000     $16,000 2       Investor Shares:
                                                                                                                        1.20%

0.87% of the fund's average daily net         Gross fees reduced by:       $0          $64,000      $22,000     Select Shares: 0.99%
assets not in excess of $500 million;
0.85% of such net assets over $500
million but not in excess of $1 billion;
0.83% of such net assets over $1 billion
but not in excess of $2 billion; 0.81%
of such net assets over $2 billion

           Fund and Advisory Fee
                 Schedule                                                 2007          2006          2005           Expense Cap*
-------------------------------------------   ----------------------   -----------   -----------   ----------   --------------------
SCHWAB PREMIER EQUITY FUND                         Net fees paid:      $14,718,000   $11,827,000   $2,075,000 4   Investor Shares:
                                                                                                                        1.30%

0.91% of the fund's average daily net         Gross fees reduced by:       $0            $0        $1,410,000   Select Shares: 1.15%
assets not in excess of $500 million;
0.885% of such net assets over $500
million but not in excess of $1 billion;
0.86% of such net assets over $1 billion

SCHWAB CORE EQUITY FUND                            Net fees paid:      $8,060,000    $3,740,000    $1,641,000           0.75%

0.54% of the fund's average daily net
assets not in excess of $500 million, and
0.49% of such net assets over $500 million.   Gross fees reduced by:    $520,000      $492,000      $377,000

SCHWAB DIVIDEND EQUITY FUND 5                      Net fees paid:      $14,246,000   $8,596,000    $6,415,000      Investor Shares:
                                                                                                                         1.10%

0.775% of the fund's average daily net        Gross fees reduced by:       $0            $0         $155,000    Select Shares: 0.95%
assets not in excess of $500 million;
0.77% of such net assets over $500 million
but not in excess of $1 billion;
0.76% of such net assets over $1 billion.

SCHWAB SMALL-CAP EQUITY FUND 6                    Net fees paid:        $9,349,000   $4,509,000    $1,151,000      Investor Shares:
                                                                                                                       1.30%

0.975% of the fund's average daily net        Gross fees reduced by:       $0            $0         $130,000    Select Shares: 1.12%
assets not in excess of $500 million;
0.93% of such net assets over $500 million
but not in excess of $1 billion;
0.91% of such net assets over $1 billion.

SCHWAB HEDGED EQUITY FUND 7                        Net fees paid:      $22,100,000   $11,335,000   $2,197,000    Investor Shares 3:
                                                                                                                       2.00%

1.675% of the fund's average daily net        Gross fees reduced by:     $7,000          $0         $88,000       Select Shares 3:
assets not in excess of $500 million;                                                                                  1.77%
1.65% of such net assets over $500 million
but not in excess of $1 billion; and
1.63%) of such net assets over $1 billion.

SCHWAB FINANCIAL SERVICES FUND                     Net fees paid:       $561,000      $346,000      $100,000       Investor Shares:
                                                                                                                        1.10%

           Fund and Advisory Fee
                 Schedule                                                 2007          2006          2005           Expense Cap*
-------------------------------------------   ----------------------   -----------   -----------   ----------   --------------------
0.54% of the fund's average daily net         Gross fees reduced by:       $0            $0         $19,000
assets not in excess of $500 million;
0.515% of such net assets over $500 million
but not in excess of $1 billion; and
0.49% of such net assets over $1 billion

SCHWAB HEALTH CARE FUND                            Net fees paid:      $3,729,000    $3,020,000    $1,019,000      Investor Shares:
                                                                                                                         1.10%

0.54% of the fund's average daily net         Gross fees reduced by:       $0            $0            $0
assets not in excess of $500 million;
0.515% of such net assets over $500 million
but not in excess of $1 billion; and 0.49%
of such net assets over $1 billion

SCHWAB S&P 500 INDEX FUND 8                        Net fees paid:      $7,448,000    $7,070,000    $9,147,000     Investor Shares:
                                                                                                                        0.37%

0.15% of the fund's average daily net         Gross fees reduced by:       $0            $0         $546,000    Select Shares: 0.19%
assets not in excess of $500 million;
0.09% of such net assets over $500 million                                                                        e.Shares: 0.28%
but not in excess of $5 billion; 0.08% of
such daily net assets over $5 billion but
not in excess of $10 billion; and 0.07% of
such net assets over $10 billion.

SCHWAB INSTITUTIONAL SELECT S&P 500 FUND 9        Net fees paid:          $0            $0            $0              0.10%

0.15% of the fund's average daily net         Gross fees reduced by:   $2,898,000    $2,577,000    $1,516,000
assets not in excess of $500 million;
0.09% of such net assets over $500 million
but not in excess of $5 billion;
0.08% of such net assets over $5 billion
but not in excess of $10 billion; and
0.07% of such net assets over $10 billion.

SCHWAB 1000 INDEX FUND 10                         Net fees paid:       $15,526,000   $14,671,000   14,690,000     Investor Shares:
                                                                                                                        0.51%

           Fund and Advisory Fee
                 Schedule                                                 2007          2006          2005           Expense Cap*
-------------------------------------------   ----------------------   -----------   -----------   ----------   --------------------
0.30% of the fund's average daily net         Gross fees reduced by:       $0            $0            $0       Select Shares: 0.36%
assets not in excess of $500 million,
0.22% of such net assets over $500 million
but not in excess of $5 billion,
0.20% of such net assets over $5 billion
but not in excess of $10 billion and
0.18% of such net assets over $10 billion.

SCHWAB SMALL-CAP INDEX FUND                        Net fees paid:      $5,047,000    $4,907,000    $4,909,000     Investor Shares:
                                                                                                                        0.60%

0.33% of the fund's average daily net         Gross fees reduced by:       $0            $0         $24,000     Select Shares: 0.42%
assets not in excess of $500 million and
0.28% of such net assets over $500 million.

SCHWAB TOTAL STOCK MARKET INDEX FUND               Net fees paid:      $3,666,000    $3,234,000    $3,060,000     Investor Shares:
                                                                                                                        0.58%

0.30% of the fund's average daily net         Gross fees reduced by:       $0            $0            $0       Select Shares: 0.39%
assets not in excess of $500 million; and
0.22% of such net assets over $500 million.

SCHWAB INTERNATIONAL INDEX FUND                    Net fees paid:      $7,366,000    $5,829,000    $4,875,000     Investor Shares:
                                                                                                                        0.69%

0.43% of the fund's average daily net         Gross fees reduced by:       $0         $212,000      $539,000    Select Shares: 0.50%
assets not in excess of $500 million and
0.38% of such net assets over $500 million.

SCHWAB MARKET TRACK ALL EQUITY PORTFOLIO           Net fees paid:      $1,286,000     $984,000      $889,000      Investor Shares:
                                                                                                                        0.50%

0.44% of the fund's average daily net         Gross fees reduced by:   $1,299,000    $1,196,000    $1,183,000
assets not in excess of $500 million, and
0.39% of such net assets over $500 million.

SCHWAB MARKETTRACK GROWTH PORTFOLIO                Net fees paid:      $1,747,000    $1,475,000    $1,344,000     Investor Shares:
                                                                                                                        0.50%

0.44% of the fund's average daily net         Gross fees reduced by:   $1,553,000    $1,487,000    $1,482,000     P Shares: 0.35%
assets not in excess of $500 million, and
0.39% of such net assets over $500 million.

* Schwab and the investment manager have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2009.

           Fund and Advisory Fee
                 Schedule                                                 2007          2006          2005           Expense Cap*
-------------------------------------------   ----------------------   -----------   -----------   ----------   --------------------
SCHWAB MARKETTRACK BALANCED PORTFOLIO              Net fees paid:       1,243,000    $1,104,000    $1,091,000     Investor Shares:
                                                                                                                       0.50%

0.44% of the fund's average daily net         Gross fees reduced by:    1,227,000    $1,178,000    $1,252,000
assets not in excess of $500 million, and
0.39% of such net assets over $500 million.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO          Net fees paid:       $695,000      $603,000      $588,000      Investor Shares:
                                                                                                                       0.50%

0.44% of the fund's average daily net         Gross fees reduced by:    $784,000      $757,000      $742,000      P Shares: 0.35%
assets not in excess of $500 million, and
0.39% of such net assets over $500 million.

SCHWAB BALANCED FUND 1                             Net fees paid:       $898,000      $890,000      $871,000      Investor Shares
                                                                                                                        0.00%

The investment adviser does not receive a     Gross fees reduced by:    $241,000      $218,000      $240,000
fee for the services it performs for the
fund. However, the investment adviser is        Fees paid to the
entitled to receive an annual management        sub-advises by the
fee from each of the underlying funds.        investment adviser:       $661,000      $640,000      $675,000


* Schwab and the investment manager have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2009.

1 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. Prior to February 28, 2008, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million; 0.75% of such net assets over $500 million but not in excess of $1 billion; and 0.725% of such net assets over $1 billion. Through February 27, 2009, Schwab and the investment adviser have agreed to limit the Schwab Balanced Fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to 0.00%.

SCHWAB TARGET FUNDS

The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the underlying funds.

Through February 27, 2009, Schwab and the investment adviser have agreed to limit each fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) as shown below.

Fund                                 Net Operating Expenses*
Schwab Target 2010 Fund              0.06%
Schwab Target 2015 Fund              0.05%
Schwab Target 2020 Fund              0.04%
Schwab Target 2025 Fund              0.04%
Schwab Target 2030 Fund              0.03%

Fund                                 Net Operating Expenses*
Schwab Target 2035 Fund              0.02%
Schwab Target 2040 Fund              0.01%
Schwab Retirement Income Fund        0.10%

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes a fund's prospectuses, financial reports and other informational literature about a fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the Schwab Large-Cap Growth Fund TM, Schwab Premier Equity Fund TM, Schwab Hedged Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Core Equity Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM, each of the Schwab Equity Index Funds, and Schwab MarketTrack Portfolios(R), Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of each fund's or share class' average daily net assets.

Schwab does not receive a fee from the Schwab Balanced Fund or Schwab Target Funds for the services it performs as transfer agent or shareholder services agent under its contract with the funds.

For the services performed as shareholder services agent under its contract with the Schwab Core Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund and each of the Schwab MarketTrack Portfolios -- Investor Shares, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.

For the services performed as shareholder services agent, Schwab is entitled to receive an annual fee, payable monthly from the P Shares of the Schwab MarketTrack Conservative and Growth Portfolios and the Schwab Institutional Select S&P 500 Fund, in the amount of 0.05% of the fund's daily net assets.

For the services performed as shareholder services agent under its contract with the Schwab S&P 500 Index Fund, Schwab 1000 Index (R)Fund, Schwab Small-Cap Index Fund(R), Schwab Total Stock Market Index Fund(R), and Schwab International Index Fund(R), Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares', 0.05% of Select Shares' and, with respect to the Schwab S&P 500 Index Fund, 0.05% of e.Shares'(R) average daily net assets.

For the services performed as shareholder services agent under its contract with the Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Premier Equity Fund, Schwab Hedged Equity Fund and Schwab Dividend Equity Fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) average daily net assets.

Schwab does not receive a fee for the services it performs as shareholder services agent under its contract with the Schwab Balanced Fund and Schwab Target Funds.

                         CUSTODIANS AND FUND ACCOUNTANTS

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109 serves as custodian for the following funds:

Schwab Large-Cap Equity Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, serves as custodian for the following funds: Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Hedged Equity, Fund, Schwab 1000 Fund, and Schwab Balanced Fund. State Street Bank and Trust Company also serves as fund accountant for all funds.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each funds' federal income tax return. They also perform other professional, accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111. Excluding the Schwab Target 2015, Schwab Target 2025, and Schwab Target 2035 Funds', each of these funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2007, are incorporated by reference into this SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER SERVICES

With respect to the Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Hedged Equity Fund TM, Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, and Schwab Health Care Fund TM, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. These funds are designed to harness the power of the

Schwab Equity Ratings TM, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Specifically with regard to the Schwab Hedged Equity Fund, the fund purchases from among Schwab's higher rated stocks and short stocks from among Schwab's lower rated stocks. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.

                         REGISTERED INVESTMENT
                               COMPANIES
                    (THIS AMOUNT INCLUDES THE FUNDS
                    IN THIS STATEMENT OF ADDITIONAL       OTHER POOLED
                             INFORMATION)              INVESTMENT VEHICLES         OTHER ACCOUNTS
                    ---------      ----------------    ---------    ------    ---------    -------------
                    NUMBER OF            TOTAL         NUMBER OF     TOTAL    NUMBER OF        TOTAL
      NAME          ACCOUNTS             ASSETS         ACCOUNTS    ASSETS     ACCOUNTS       ASSETS
----------------    ---------      ----------------    ---------    ------    ---------    -------------
Jeff Mortimer          49           $42,256,297,371       --          --        7,018      1,501,772,526
Larry Mano             24           $36,868,358,964       --          --        7,018      1,501,772,526
Vivienne Hsu            9            $9,291,302,060       --          --        7,018      1,501,772,526
Caroline Lee           13            $7,538,468,653       --          --          --                  --
Paul Davis              9            $9,291,302,060       --          --          --                  --
Ron Toll                4           $19,303,867,629       --          --          --                  --
Kim Daifotis           33          $196,009,049,562       --          --         120         $91,360,798
Matthew Hastings       10           $14,666,396,054       --          --         120         $91,360,798
Steven Hung            10           $14,666,396,054       --          --         120         $91,360,798
Andrew Tikofsky        10           $14,666,396,054       --          --         120         $91,360,798

CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances on the corporate component of the plan at a rate determined by Executive Management. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the plan year (i.e. the plan does not provide advances on the portion of the plan tied to fund performance) at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.

-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the benchmark) relative to its peer group on a calendar year-to-date basis.

      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance

      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of October 31, 2007. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


                                                                    DOLLAR RANGE OF FUND
PORTFOLIO MANAGER      FUND                                         SHARES OWNED
-----------------      ----                                         --------------------
Jeff Mortimer          Schwab Premier Equity Fund                   $100,001 -$500,000
                       Schwab Health Care Fund                      $10,001 - $50,000
                       Schwab Hedged Equity Fund                    $50,001 -- $100,000
                       Schwab Small Cap Equity Fund                 $1 - $10,000
                       Schwab Balanced Fund                         $100,001 -$500,000
                       Schwab Large-Cap Growth Fund                 None
                       Schwab Core Equity Fund                      None
                       Schwab Financial Services Fund               None
                       Schwab Equity Index Funds                    None

Caroline Lee           Schwab Balanced Fund                         $1 - $10,000
                       Schwab Dividend Equity Fund                  $1 - $10,000
                       Schwab Hedged Equity Fund                    $1 - $10,000

                                                                    DOLLAR RANGE OF FUND
PORTFOLIO MANAGER      FUND                                         SHARES OWNED
-----------------      ----                                         --------------------
                       Schwab Premier Equity Fund                   $1 - $10,000
                       Schwab Small-Cap Fund                        $1 - $10,000

Larry Mano             SCHWAB 1000 Index FUND                       None
                       Schwab Instl Select S&P 500 Index Fund       $10,001 - $50,000
                       Schwab Institutional Select(R) 500 Fund      None
                       Schwab Small-Cap Index Fund                  None
                       Schwab Total Stock Market Index Fund         None
                       Schwab International Index Fund              $10,001 - $50,000
                       Schwab Balanced Fund                         None
                       Schwab Premier Equity Fund                   $1 - $10,000

Vivienne Hsu           Schwab Health Care Focus Fund                $10,001 - $50,000
                       Schwab Hedged Equity Fund                    $100,001 -$500,000
                       Schwab Premier Equity Fund                   $10,001 - $50,000
                       Schwab Large Cap Growth Fund                 $10,001 - $50,000
                       Schwab Core Equity Fund                      None
                       Schwab Dividend Equity Fund                  None
                       Schwab Small-Cap Equity Fund                 $1 - $10,000
                       Schwab Financial Services Fund               None
                       Schwab Balanced Fund                         None
                       Schwab Instl Select S&P 500 Fund             $10,001 - $50,000
                       Schwab International Index Fund              $10,001 - $50,000

Kimon Daifotis                                                      None

Steven Hung                                                         None

Matthew Hastings       Schwab Small-Cap Equity Fund                 $1 - $10,001
                       Schwab Hedged Equity Fund                    $1 - $10,001
                       Schwab Premier Equity Fund                   $1 - $10,001

Paul Alan Davis        Schwab Hedged Equity Fund                    None
                       Schwab Premier Equity Fund                   $10,001 - $50,000
                       Schwab Large-Cap Growth Fund                 None
                       Schwab Core Equity Fund                      None
                       Schwab Dividend Equity Fund                  None
                       Schwab Small-Cap Equity Fund                 $1 - $10,001
                       Schwab Financial Services Fund               None
                       Schwab Health Care Focus Fund                $1 - $10,001
                       Schwab Balanced Fund                         None

Andy Tikofsky                                                       None

Ron Toll                                                            None


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

A fund's portfolio turnover rate is in the financial highlights table in its prospectus.

The turnover rate for the Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund TM, Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, and Schwab Health Care Fund TM is largely driven by the quantitative techniques used to help the funds construct their investment portfolio.

                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.Schwab.com/Schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

In addition, the funds' service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the funds' portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                                  PROXY VOTING


The Boards of Trustees of the trusts have delegated the responsibility for voting proxies to CSIM through their Advisory Agreements. The Trustees have adopted CSIM's Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM's Proxy Voting Policy and Procedures is included in Appendix B.



The trusts are required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's Form N-PX will also be available on the SEC's website at www.sec.gov.


                              BROKERAGE COMMISSIONS

For each of the last three fiscal years, the funds paid the following brokerage commissions.

             FUNDS                                  2007            2006            2005
             -----                                  ----            ----            ----
SCHWAB ACTIVE EQUITY FUNDS
Schwab Large-Cap Growth Fund TM                   $192,041         $63,967          $9,769 1
Schwab Premier Equity Fund TM                   $1,089,050      $1,123,588        $482,178 2
Schwab Core Equity Fund TM                        $547,749        $433,058        $228,044

             FUNDS                                  2007            2006            2005
             -----                                  ----            ----            ----
Schwab Dividend Equity Fund TM                    $498,094        $383,190        $267,583
Schwab Small-Cap Equity Fund TM                 $1,440,471        $827,118 3      $248,571
Schwab Hedged Equity Fund TM                    $1,489,599      $1,582,435 3      $407,687
Schwab Financial Services Fund TM                  $32,907         $34,913         $12,196
Schwab Health Care Fund TM                        $217,896        $428,937 4      $164,489
SCHWAB EQUITY INDEX FUNDS
Schwab S&P 500 Index Fund                         $132,992        $300,045        $256,330
Schwab Institutional Select S&P 500 Fund          $102,494         $74,085         $53,777
Schwab 1000 Index(R) Fund                         $234,679        $264,761        $199,910
Schwab Small-Cap Index Fund                       $409,199        $443,779        $508,087
Schwab Total Stock Market Index Fund               $31,848         $25,530         $20,027
Schwab International Index Fund                    $73,554        $153,538         $97,795
SCHWAB MARKETTRACK PORTFOLIOS(R)
All Equity Portfolio                                $1,150              $0              $0
Growth Portfolio                                    $1,255            $859          $2,465
Balanced Portfolio                                  $2,110            $580          $4,512
Conservative Portfolio                                $197            $130            $302
SCHWAB TARGET FUNDS                                     $0              $0              $0
SCHWAB BALANCED FUND TM                           $143,070        $234,063        $317,837


1 For the period from August 9, 2005 to October 31, 2005.

2 For the period between march 21, 2005 and October 31, 2005.

3 The dollar amount of brokerage commissions paid by the fund in fiscal year
  2006 was greater than in fiscal years 2005 primarily due to a significant increase in the fund's assets.

4 The dollar amount of brokerage commissions paid by the fund in fiscal year
  2006 was greater than in fiscal years 2004 and 2005 primarily due to a significant increase in the fund's assets.

                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2007, the following funds purchased securities issued by the following regular broker-dealers:

SCHWAB S&P 500 INDEX FUND

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Banc of America Securities LLC              $136,064
Citigroup Global Markets, Inc.              $128,543
J.P. Morgan Securities, Inc.                $103,222
Merrill Lynch & Co., Inc.                    $36,627
State Street Bank & Trust Co.                $17,532
Bear Stearns & Cos., Inc.                     $8,670

SCHWAB 1000 INDEX(R) FUND

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
J.P. Morgan Securities, Inc.                 $74,304
Merrill Lynch & Co., Inc.                    $26,669
State Street Bank & Trust Co.                $14,550
Bear Stearns & Cos., Inc.                     $6,082
Jefferies Group, Inc.                           $686

SCHWAB SMALL-CAP INDEX FUND(R)

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Investment Technology Group, Inc.             $2,948
Merrill Lynch & Co., Inc.                       $651

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
J.P. Morgan Securities, Inc.                 $36,471
Merrill Lynch & Co., Inc.                    $12,985
State Street Bank & Trust Co.                 $6,046
Bear Stearns & Cos., Inc.                     $2,964

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Banc of America Securities LLC               $18,423
Merrill Lynch & Co., Inc.                     $5,285
State Street Bank & Trust Co.                 $2,631
Bear Stearns & Cos., Inc.                     $1,547
Investment Technology Group, Inc.               $199

SCHWAB PREMIER EQUITY FUND(R)

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Banc of America Securities LLC               $13,615

SCHWAB LARGE CAP GROWTH FUND TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Banc of America Securities LLC                $4,705

SCHWAB FINANCIAL SERVICES FUND TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
Banc of America Securities LLC                $4,543
State Street Bank & Trust Co.                 $4,140

SCHWAB MARKETTRACK GROWTH PORTFOLIO TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
State Street Bank & Trust Co.                   $263
Charles Schwab & Co., Inc.                      $261

SCHWAB MARKETTRACK BALANCED PORTFOLIO TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
State Street Bank & Trust Co.                   $191
Charles Schwab & Co., Inc.                      $160

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
State Street Bank & Trust Co.                    $40
Charles Schwab & Co., Inc.                       $49

SCHWAB BALANCED FUND TM

                                    VALUE OF FUND'S HOLDINGS
Regular Broker-Dealer                AS OF OCTOBER 31, 2007
---------------------                ----------------------
J.P. Morgan Securities, Inc.                  $1,396
UBS Securities LLC                            $1,024
Credit Suisse Securities (USA) LLC              $912
Goldman Sachs & Co.                             $786
Morgan Stanley                                  $780
Merrill Lynch & Co., Inc.                       $555
Citigroup Global Markets, Inc.                  $444
Bear Stearns & Cos., Inc.                       $158
Banc of America Securities LLC                   $73

                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Index(R) Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2008:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares and Schwab Institutional Select S&P 500 Fund's initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds' officers determine that such a waiver is in the best interest of a fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing" is included in the funds' prospectus.

In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.

                         EXCHANGING SHARES OF THE FUNDS

Methods to purchase and redeem shares of the fund are set forth in the funds' prospectuses. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, the fund or each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

In accordance with the 1940 Act, the underlying funds in which the Schwab MarketTrack Portfolios, Schwab Target Funds and Schwab Balanced Fund invest are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which a fund invests will not be considered qualifying income as of September 30, 2006. As a result, a fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in each fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in


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a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


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Income that a Schwab MarketTrack Portfolio or Schwab International Index Fund(R)
or Schwab Target Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a MarketTrack Portfolio or Schwab International Index Fund or Schwab Target Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. It is expected that the Schwab MarketTrack Portfolios and Schwab Target Funds will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a Schwab MarketTrack Portfolio or Schwab Target Fund invests in an underlying mutual fund that elects to pass through foreign taxes, the Schwab MarketTrack Portfolio or Schwab Target Fund will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes a Schwab MarketTrack Portfolio or Schwab Target Fund pays will, therefore, be netted against its share of the Schwab MarketTrack Portfolio's or Schwab Target Fund's gross income.

The Schwab MarketTrack Portfolios, Schwab International Index Fund and Schwab Target Funds may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund(R), MarketTrack Portfolios and Schwab Target Funds do invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund, MarketTrack Portfolios and Schwab Target Funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds' shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's, each of the Schwab MarketTrack Portfolio's and each of the and Schwab Target Funds' economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.


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                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES

From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.


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A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


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SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                          DOMINION BOND RATING SERVICE

Bond and Long Term Debt Rating Scale

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality

BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative

CCC: Very Highly Speculative
CC: Very Highly Speculative
C: Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.


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"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

Dominion Bond Rating Service

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1: Prime Credit Quality

R-2: Adequate Credit Quality

R-3: Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.


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"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.


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

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                         STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                 TAX EFFICIENCY

The Schwab 1000 Index(R) Fund and Schwab Total Stock Market Index Fund employ specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each of these funds' portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the


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composition of a fund's index holdings as compared to the index. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.


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APPENDIX B -DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

      Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

      ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received


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

and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.

      For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

      In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

      Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.


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      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies.
However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.

      Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.


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CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. Auditors

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      -     Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

      -     The tenure of the audit firm;

      -     The length of rotation specified in the proposal;

      -     Any significant audit-related issues at the company;

      -     The number of audit committee meetings held each year;

      -     The number of financial experts serving on the committee; and

      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

              VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote AGAINST or WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse;

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;


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      -     The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

      - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

      -     The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

      - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

      - There is a negative correlation between the chief executive's pay and company performance;

      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;


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      -     The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

      -     The company has backdated options (see "Options Backdating" policy);

      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

                  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

                     INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

            - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

            - serves as liaison between the chairman and the independent directors;

            -     approves information sent to the board;

            -     approves meeting agendas for the board;

            - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

            - has the authority to call meetings of the independent directors;

            - if requested by major shareholders, ensures that he is available for consultation and direct communication;

      - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;


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      -     Two-thirds independent board;

      -     All independent key committees;

      -     Established governance guidelines;

      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

      -     The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

                       MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

                                   OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

      -     The ownership threshold proposed in the resolution;

      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

               VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

                     REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:


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      -     The election of fewer than 50 percent of the directors to be elected is contested in the election;

      -     One or more of the dissident's candidates is elected;

      - Shareholders are not permitted to cumulate their votes for directors; and

      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

                                  POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

                  SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                         SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:


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      -     Valuation - Is the value to be received by the target shareholders
            (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

            - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

            - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

            -     The reasons for reincorporating;

            -     A comparison of the governance provisions;

            -     Comparative economic benefits; and

            -     A comparison of the jurisdictional laws.

7. Capital Structure

                           COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

            -     Rationale;


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            -     Good performance with respect to peers and index on a
                  five-year total shareholder return basis;

            -     Absence of non-shareholder approved poison pill;

            -     Reasonable equity compensation burn rate;

            -     No non-shareholder approved pay plans; and

            -     Absence of egregious equity compensation practices.

                                DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders;

      - It is not designed to preserve the voting power of an insider or significant shareholder.

                      ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

                               POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:


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      -     Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

      - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

      - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

      - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

      - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

      - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

            - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -

            - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

            - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

      - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

      - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

      - Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period: -

            - A minimum vesting of three years for stock options or restricted stock; or --

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.


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      -     No retirement/benefits and perquisites provided to non-employee directors; and

      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                 EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value; or

      -     Offering period is greater than 27 months; or

      - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

               EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

                               OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

      - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

      -     Length of time of options backdating;

      -     Size of restatement due to options backdating;

      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

                   OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:


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      -     Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

      - Rationale for the re-pricing--was the stock price decline beyond management's control?

      -     Is this a value-for-value exchange?

      -     Are surrendered stock options added back to the plan reserve?

      - Option vesting--does the new option vest immediately or is there a black-out period?

      - Term of the option--the term should remain the same as that of the replaced option;

      -     Exercise price--should be set at fair market or a premium to market;

      -     Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

                           STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

                       TRANSFER PROGRAMS OF STOCK OPTIONS

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      - Executive officers and non-employee directors are excluded from participating;

      - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a


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stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

      -     Eligibility;

      -     Vesting;

      -     Bid-price;

      -     Term of options;

      - Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

     COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

 DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

                          PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

      - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

      - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

      - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

      - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

      - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

      -     Consider the following factors in evaluating this proposal:


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      -     What aspects of the company's annual and long-term equity incentive programs are performance-driven?

      - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

      - Can shareholders assess the correlation between pay and performance based on the current disclosure?

      - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

      - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

      - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

                    PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

      - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

      - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

      - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

      - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

      -     An executive may not trade in company stock outside the 10b5-1 Plan.

      - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

                                 RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:


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      -     If the company has adopted a formal recoupment bonus policy; or

      - If the company has chronic restatement history or material financial problems.

              SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      -     The triggering mechanism should be beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

                                CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

      - Whether the company has adequately disclosed the financial risks of the lending products in question;

      - Whether the company has been subject to violations of lending laws or serious lending controversies;

      -     Peer companies' policies to prevent abusive lending practices.

                             PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

                       PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

      - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;


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      -     The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

      - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

      -     Current regulations in the markets in which the company operates;

      - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

      -     The current level of disclosure on this topic.

                                 CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

      - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

      - The company's level of disclosure is comparable to or better than information provided by industry peers; and

      - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

                            GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

             POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities; and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

      - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

      - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of


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company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                            SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:

                            I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.


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We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      - A director who attends less than 75% of the board and applicable committee meetings.

      - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

      - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

      - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:

      -     CFO who presently sits on the board.

      -     Director who presently sits on an excessive number of boards

      - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

      - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

      -     Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Separation of the roles of Chairman and CEO


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Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

      1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

      2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.

                            II. FINANCIAL REPORTING


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Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

      - When audit fees added to audit-related fees total less than one-third of total fees.

      - When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

      -     When the company has aggressive accounting policies.

      - When the company has poor disclosure or lack of transparency in financial statements.

      - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

      - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

                                III. COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

      -     Companies should seek additional shares only when needed.


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      -     The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

      - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

      -     Annual net share count and voting power dilution should be limited.

      - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

      - The expected annual cost of the plan should be proportional to the value of the business.

      - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

      - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

      -     Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

      -     Officers and board members do not participate in the program.

      - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

      - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

      - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Options Expensing

We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

                            IV. GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

      1.    Stock split

      2.    Shareholder defenses

      3.    Financing for acquisitions

      4.    Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.


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

                              SCHWAB CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                SCHWAB* FUNDAMENTAL US LARGE COMPANY INDEX FUND



                SCHWAB* FUNDAMENTAL SMALL-MID COMPANY INDEX FUND



           SCHWAB FUNDAMENTAL INTERNATIONAL* LARGE COMPANY INDEX FUND



         SCHWAB FUNDAMENTAL INTERNATIONAL* SMALL-MID COMPANY INDEX FUND


                 SCHWAB FUNDAMENTAL EMERGING MARKETS* INDEX FUND


                               February 28, 2008



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2008.


To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com.

Each fund is a series of Schwab Capital Trust ("trust"). The funds are part of the Schwab complex of funds ("Schwab Funds").


                               TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVE, STRATEGY, INVESTMENTS, RISKS AND LIMITATIONS.......    2
MANAGEMENT OF THE FUNDS..................................................   32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................   39
INVESTMENT ADVISORY AND OTHER SERVICES...................................   41
DESCRIPTION OF THE TRUST.................................................   51
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES....................................................   52
TAXATION.................................................................   54
APPENDIX  -- DESCRIPTION ON PROXY VOTING POLICY AND PROCEDURES...........   58



      *SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL EMERGING MARKETS and FUNDAMENTAL INTERNATIONAL are registered service marks or service marks of Research Affiliates LLC.



                                                                    REG40288 -03

      INVESTMENT OBJECTIVES, STRATEGIES, INVESTMENTS, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.


Schwab Fundamental US Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index.



Schwab Fundamental US Small-Mid Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US Mid Small 1500 Index.



Schwab Fundamental International Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US 1000 Index.


Schwab Fundamental International Small-Mid Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index.


Schwab Fundamental Emerging Markets Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Index.


There is no guarantee the funds will achieve their objectives.


                      DESCRIPTION OF THE FTSE RAFI INDICES

Each FTSE RAFI Index is part of the FTSE RAFI Index Series. Each FTSE RAFI Index is compiled and calculated by FTSE International Limited ("FTSE") in conjunction with Research Affiliates LLC ("RA"), and the method of calculating the components of the indices is subject to change. Each FTSE RAFI Index selects companies based on the following four fundamental measures of firm size: (a) sales averaged over the prior five years; (b) cash flow averaged over the prior five years; (c) latest available book value; and (d) total dividend distributions averaged over the prior five years. For companies that have never paid dividends, that measure is excluded from the average. Each FTSE RAFI Index is reconstituted and rebalanced on an annual basis. For the purpose of calculation of the value of the FTSE RAFI indices, dividend payments will be reinvested in the Index on the ex-date.

By using fundamental factors rather than prices to weight stocks, the FTSE RAFI Indices seek to take advantage of price movements by reducing an index's holdings in constituents whose prices have risen relative to other constituents, and increase holdings in companies whose prices have fallen behind. Fundamental weighting should not increase exposure to high P/E stocks during episodes of unsustainable P/E expansion.


The FTSE RAFI U.S. 1000 Index is designed to track the performance of the largest companies incorporated in the United States selected based on the four fundamental measures listed above. The U.S. companies are then weighted by each of these four fundamental measures. An overall weight is calculated for each company in the index by equally-weighting each fundamental measure. Each of the 1000 companies with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.



The FTSE RAFI US Mid Small 1500 Index is designed to track the performance of approximately 1500 small and medium sized companies incorporated in the United States, ranked by fundamental value using the measures above. The index first excludes the companies with a fundamental weight ranking of 1 through 1,000 (i.e., the companies included in the FTSE RAFI US 1000 Index). Thereafter, each of the companies with a fundamental weight ranking of 1,001 through 2,500 is then selected to be included in the index and assigned a weight equal to its fundamental weight.



The FTSE RAFI Developed ex US 1000 Index is composed of the largest 1000 listed companies outside the United States, ranked by fundamental value using the measures above. The FTSE RAFI Developed ex-US 1000 Index is divided into 22 separate country indices, made up of the stocks from each of the following countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK.



The FTSE RAFI Developed ex US Mid-Small 1500 Index is composed of approximately 1500 small and medium sized companies domiciled in developed countries outside of the United States ranked by fundamental values using the measures above.



The FTSE RAFI Emerging Index is composed of 350 companies from emerging markets with the largest RAFI fundamental value, using the measures above.



"FTSE(R)" is a trademark of The Financial Times Limited ("FT") and the London Exchange Plc (the "Exchange") and is used by the funds under license. "Research Affiliates" and "Fundamental Index (R)" are trademarks of Research Affiliates LLC ("RA"). The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the funds.


FTSE and RA do not guarantee the accuracy and/or the completeness of the FTSE RAFI Indices or any data included therein, and FTSE and RA shall have no liability for any errors, omissions or interruptions therein. FTSE and RA make no warranty, express or implied, as to results to be obtained by the Schwab Fundamental Index Funds, their shareholders or any other person or entity from the use of the FTSE RAFI Indices or any data therein. FTSE and RA make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE RAFI Indices or any data included therein.

                            FUND INVESTMENT POLICIES


It is the Schwab Fundamental US Large Company Index Fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI U.S. 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



It is the Schwab Fundamental US Small-Mid Company Index Fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI US Mid Small 1500 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



It is the Schwab Fundamental International Large Company Index Fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI Developed ex US 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental International Small-Mid Company Index Fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI Developed ex-US Mid Small 1500 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


It is the Schwab Fundamental Emerging Markets Index Fund's policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI Emerging Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


                       INVESTMENTS, RISKS AND LIMITATIONS

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

A fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. A fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund's remaining shareholders. A fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate investments in a particular industry or group of industries, unless the index the fund is designed to track is so concentrated.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The funds are diversified mutual funds.


DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Master Limited Partnerships ("MLPs"). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. A fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage shares. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC)" to iShares and procedures approved by the funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of a fund's total assets, provided that a fund has described exchange-traded fund investments in its Prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.


FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, a fund may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, each fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each of these funds invests so that its portfolio performs similarly to that of its index. Each of these funds tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.95 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of the fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

A fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. A fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the

Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities."

In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program.

Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or a fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, a fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for a fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short -- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose a fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, the fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which the fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

STRUCTURED NOTES are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.


Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, a fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying a fund's investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by a fund (i.e., where a fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES.

EACH FUND MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

BORROWING. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each fund has adopted the fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)  Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that a fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that a fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, a fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.





                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the funds. The Board of Trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. As used herein the term "Family of Investment Companies" collectively refers to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust which as of October 31, 2007, included 60 funds.

The tables below provide information about the trustees and officers for the trust, which includes the funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of October 31, 2007, the Fund Complex included 70 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



  NAME, YEAR OF BIRTH, AND                                                  NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                   FIVE YEARS                        THE TRUSTEE                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Mariann Byerwalter             Chairman of JDN Corporate Advisory               70           Board 1 -- Director, Redwood Trust,
1960                           LLC.                                                          Inc.
Trustee
(Trustee of Schwab Capital                                                                   Board 2 -- Director, PMI Group, Inc.
Trust since 2000.)

John F. Cogan                  Senior Fellow: The Hoover Institution            60           Board 1 -- Director, Gilead Sciences,
1947                           at Stanford University; Stanford                              Inc.
Trustee                        Institute for Economic Policy
(Trustee of Schwab Capital     Research; Professor of Public Policy,                         Board 2 -- Director, Monaco Coach
Trust since 2008.)             Stanford University                                           Corporation

                                                                                             Board 3 -- Director, Venture Lending
                                                                                             and Leasing, Inc.

William A. Hasler              Dean Emeritus, Haas School of                    70           Board 1 -- Director, Mission West
1941                           Business, University of California,                           Properties.
Trustee                        Berkeley. Until February 2004,
(Trustee of Schwab Capital     Co-Chief Executive Officer, Aphton                            Board 2 -- Director, TOUSA.
Trust since 2000.)             Corp. (bio-pharmaceuticals). Prior
                               to August 1998, Dean of the Haas                              Board 3 -- Director, Harris-Stratex
                               School of Business, University of                             Networks.
                               California, Berkeley (higher
                               education).                                                   Board 4 -- Director, Genitope Corp.

                                                                                             Board 5 -- Director & Non-Executive
                                                                                             Chairman, Solectron Corp.

                                                                                             Board 6 -- Director, Ditech Networks.


  NAME, YEAR OF BIRTH, AND                                                 NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                   FIVE YEARS                        THE TRUSTEE                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith                Chairman and Chief Executive Officer             60           Board 1 -- Board of Cooper Industries.
1950                           and founder of Smith Graham & Co.
Trustee                        (investment advisors).                                        Board 2 -- Chairman of the Audit
(Trustee of Schwab Capital                                                                   Committee of Oneok Partners LP.
Trust since 2000.)

Donald R. Stephens             Managing Partner, D.R. Stephens &                60           Not Applicable.
1938                           Company (investments). Prior to 1996,
Trustee                        Chairman and Chief Executive Officer
(Trustee of Schwab Capital     of North American Trust (real estate
Trust since 1989.)             investment trust).

Joseph H. Wender               Senior Managing Director, Chairman of            60           Board 1 -- Board Member and Chairman
1944                           the Finance Committee, GSC Group (asset                       of the Audit Committee, Isis
Trustee                        manager); General Partner, Goldman                            Pharmaceuticals
(Trustee of Schwab Capital     Sachs & Co., until June 2005
Trust since 2008.)                                                                           Board 2 -- Board Member, Affinity
                                                                                             Financial

                                                                                             Board 3 -- Board Member, Vintrust

Michael W. Wilsey              Chairman and Chief Executive Officer,            60           Not Applicable.
1943                           Wilsey Bennett, Inc. (real estate
Trustee                        investment and management, and other
(Trustee of Schwab Capital     investments).
Trust since 1989.)

INTERESTED TRUSTEES

  NAME, YEAR OF BIRTH, AND                                                 NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                   FIVE YEARS                        THE TRUSTEE             OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab 2            Chairman, Chief Executive Officer and            60                    Not Applicable.
1937                           Director, The Charles Schwab
Chairman and Trustee           Corporation, Charles Schwab & Co.,
(Chairman and Trustee of       Inc.; Chairman and Director, Charles
Schwab Capital Trust since     Schwab Investment Management, Inc.,
1989.)                         Charles Schwab Bank, N. A.; Chairman
                               and Chief Executive Officer, Schwab
                               (SIS) Holdings Inc. I, Schwab
                               International Holdings, Inc.; Chief
                               Executive Officer and Director,
                               Schwab Holdings, Inc.; Through June
                               2007, Director, U.S. Trust Company,
                               N. A., U.S. Trust Corporation, United
                               States Trust Company of New York.
                               Until May 2003, Co-Chief Executive
                               Officer, The Charles Schwab
                               Corporation.

Walt Bettinger 2               President and Chief Operating                    70                    Not Applicable.
1960                           Officer, Charles Schwab & Co., Inc.
Trustee                        and The Charles Schwab Corporation;
(Trustee of Schwab Capital     Director, Charles Schwab Bank;
Trust since 2008.)             Executive Vice President and
                               President -- Schwab Investor
                               Services, The Charles Schwab
                               Corporation; Executive Vice President
                               and President -- Schwab Investor
                               Services, Charles Schwab & Co., Inc.;
                               Chairman and President, Schwab
                               Retirement Plan Services, Inc.;
                               President and Chief Executive
                               Officer, The Charles Schwab Trust
                               Company, Director, Charles Schwab
                               Bank, N.A., Schwab Retirement Plan
                               Services, and Schwab Retirement
                               Technologies.


                  NAME, YEAR OF BIRTH, AND
                POSITION(S) WITH THE TRUST;
        (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Randall W. Merk 2                                             Executive Vice President and President, Investment Management
1954                                                          Services, Charles Schwab & Co., Inc.; Executive Vice President,
President and Chief Executive Officer                         Charles Schwab & Co., Inc. (2002 -- present); President and Chief
(Officer of Schwab Capital Trust since 2004.)                 Executive Officer, Charles Schwab Investment Management, Inc.
                                                              (2007-present); Director, Charles Schwab Asset Management (Ireland)
                                                              Limited and Charles Schwab Worldwide Funds PLC.  From September 2002
                                                              to July 2004, Chief Executive Officer and President, Charles Schwab
                                                              Investment Management, Inc. and Executive Vice President, Charles
                                                              Schwab & Co., Inc.

George Pereira                                                Senior Vice President and Chief Financial Officer, Charles Schwab
1964                                                          Investment Management, Inc.; Chief Financial Officer, Laudus Trust
Treasurer and Principal Financial Officer                     and Laudus Institutional Trust; Director, Charles Schwab
(Officer of Schwab Capital Trust since 2004.)                 Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland)
                                                              Limited. Through June 2007, Chief Financial Officer and Chief
                                                              Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt
                                                              Funds, Inc., and Excelsior Funds Trust; Chief Financial Officer,
                                                              Mutual Fund Division, UST Advisers, Inc. From December 1999 to
                                                              November 2004, Sr. Vice President, Financial Reporting, Charles
                                                              Schwab & Co., Inc.

Koji E. Felton                                                Senior Vice President, Chief Counsel and Corporate Secretary,
1961                                                          Charles Schwab Investment Management, Inc.; Senior Vice President
Secretary and Chief Legal Officer                             and Deputy General Counsel, Charles Schwab & Co., Inc. Until 2006,
(Officer of Schwab Capital Trust since 1998.)                 Chief Legal Officer, Laudus Trust, Laudus Variable Insurance Trust.
                                                              Through June 2007, Chief Legal Officer and Secretary, Excelsior
                                                              Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds
                                                              Trust.

Randall Fillmore                                              Senior Vice President and Chief Compliance Officer, Charles Schwab
1960                                                          Investment Management, Inc.; Senior Vice President, Charles Schwab &
Chief Compliance Officer and AML Officer                      Co., Inc.; Chief Compliance Officer, Laudus Trust, Laudus
(Officer of Schwab Capital Trust since 2002.)                 Institutional Trust.  Through June, 2007, Chief Compliance Officer,
                                                              Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
                                                              Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles
                                                              Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.


                  NAME, YEAR OF BIRTH, AND
                POSITION(S) WITH THE TRUST;
        (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kimon P. Daifotis                                             Senior Vice President and Chief Investment Officer -- Fixed Income,
1959                                                          Charles Schwab Investment Management, Inc. Prior to 2004, Vice
Senior Vice President and Chief Investment Officer --         President and Sr. Portfolio Manager, Charles Schwab Investment
Fixed Income                                                  Management, Inc.
(Officer of Schwab Capital Trust since 2004.)

Jeffrey M. Mortimer                                           Senior Vice President and Chief Investment Officer -- Equities,
1963                                                          Charles Schwab Investment Management, Inc.; Vice President and Chief
Senior Vice President and Chief Investment Officer --         Investment Officer, Laudus Trust and Laudus Institutional
Equities                                                      Trust. Prior to 2004, Vice President and Sr. Portfolio Manager,
(Officer of Schwab Capital Trust since 2004.)                 Charles Schwab Investment Management, Inc.

Catherine MacGregor                                           Vice President, Charles Schwab & Co., Inc., Charles Schwab
1964                                                          Investment Management, Inc., and Laudus Trust and Laudus Institutional
Vice President and Clerk                                      Trust. Since 2006, Chief Counsel, Laudus Trust and Laudus
(Officer of Schwab Capital Trust since 2005                   Institutional Trust. Until July 2005, Senior Associate, Paul
                                                              Hastings Janofsky & Walker LLP.

Cathy Sabo                                                    Vice President, Compliance, Charles Schwab Investment, Management,
1964                                                          Inc., and Laudus Trust and Laudus Institutional Trust; until
Vice President                                                September 2004, Vice President, Client, Sales & Services Controls,
(Officer of Schwab Capital Trust since 2005                   Charles Schwab & Co., Inc.

Michael Haydel                                                Vice President, Asset Management Client Services, Charles Schwab &
1972                                                          Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus
Vice President                                                Institutional Trust. Until March 2004, Director, Charles
(Officer of Schwab Capital Trust since 2006                   Schwab & Co., Inc.



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule:
  Messrs. Stephens and Wilsey will retire on December 31, 2010.



2 Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.


3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

        - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Hasler, and Cogan and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.



        - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Cogan, and Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 8 times during the most recent fiscal year.



        - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Smith, Stephens, Wender and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.



        - The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the funds' shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs.
    Smith, Stephens and Wender are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


                              TRUSTEE COMPENSATION


The following table provides trustee compensation for the fiscal year ending October 31, 2007. This information is for the fund complex, which included 70 funds as of October 31, 2007. Please not that Mr. Wender and Mr. Cogan were appointed to the Board on January 1, 2008 and, therefore, did not receive compensation as trustees for the fiscal year ending October 31, 2007. Mr. Wender and Mr. Cogan will receive compensation from the trusts and the Fund Complex for their services as trustees during the current fiscal year. Mr. Bettinger was appointed to the Board on January 1, 2008. As an interested trustee, Mr. Bettinger does not receive compensation from the trust for serving as a trustee.



                                                     Pension or
                                ($)                  Retirement                 ($)
                              Aggregate               Benefits                  Total
                            Compensation           Accrued as Part of         Compensation
     Name of Trustee       From the Trust:          Fund Expenses          from Fund Complex
INTERESTED TRUSTEES

Charles R. Schwab                   0                     N/A                         0
Randall W. Merk*                    0                     N/A                         0

INDEPENDENT TRUSTEES

Mariann                        $51,381                 $6,814                  $248,487

                                                     Pension or
                                ($)                  Retirement                 ($)
                              Aggregate               Benefits                  Total
                            Compensation           Accrued as Part of         Compensation
     Name of Trustee       From the Trust:          Fund Expenses          from Fund Complex
Byerwalter
Donald F. Dorward**            $48,937                    N/A                  $204,725
William A. Hasler              $51,381                 $6,814                  $248,487
Robert G. Holmes**             $51,381                    N/A                  $214,725
Gerald B. Smith                $48,427                    N/A                  $202,725
Donald R. Stephens             $48,427                    N/A                  $202,725
Michael W. Wilsey              $50,871                    N/A                  $212,725



* Mr. Merk resigned from the Board on December 31, 2007.
** Messrs. Doward and Holmes retired December 31, 2007.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following table provides each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2007. As of December 31, 2007, the Family of Investment Companies included 60 funds.



                                                                                                           Aggregate Dollar Range
                                                                                                           of Trustee Ownership in
                                                                                                                The Family of
      Name of Trustee                         Dollar Range of Trustee Ownership of the:                      Investment Companies
---------------------------- -------------------------- ------------------------- -----------------------  -------------------------
                                 Emerging Markets        International Small-Mid     US Large Company
    Interested Trustee              Index Fund             Company Index Fund        Index Fund
---------------------------- -------------------------- ------------------------- -----------------------  -------------------------
Charles R. Schwab                      None                       None                  Over $100,000           Over $100,000
Walt Bettinger                         None                       None                           None           Over $100,000

Independent Trustees

Mariann Byerwalter                     None                       None                           None           Over $100,000
William A. Hasler                      None                       None                           None           Over $100,000
Gerald B. Smith                        None                       None                           None           Over $100,000
Donald R. Stephens                     None                       None                           None           Over $100,000
Michael W. Wilsey                      None                       None                           None           Over $100,000
John F. Cogan                          None                       None                           None           None
Joseph H. Wender                       None                       None                           None           None




                                US Small-Mid Company       International Large
     Interested Trustee              Index Fund            Company Index Fund
---------------------------- -------------------------- ------------------------- -----------------------  -------------------------
Charles R. Schwab                  Over $100,000             Over $100,000                                      Over $100,000
Walt Bettinger                              None                      None                                      Over $100,000

Independent Trustees

Mariann Byerwalter                          None                      None                                      Over $100,000
William A. Hasler                           None                      None                                      Over $100,000
Gerald B. Smith                             None                      None                                      Over $100,000
Donald R. Stephens                          None                      None                                      Over $100,000
Michael W. Wilsey                           None                      None                                      Over $100,000
John F. Cogan                               None                      None                                      None
Joseph H. Wender                            None                      None                                      None

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, the investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 7, 2008, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of the funds, except for Mr. Schwab who owned 1.97% of the Schwab Fundamental International Large Company Index Fund and 4.98% of the Schwab Fundamental US Small Mid Company Index Fund.



As of February 1, 2008, the following persons or entities owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the funds:



             Fund                              Owner                          Address               Percent of Shares
Schwab Fundamental US Small-Mid     Charles Schwab & Co. Omnibus      101 Montgomery St.                  6.15%
Company Index Fund --               Acct                              San Francisco, CA 94104
Institutional Shares

Schwab Fundamental International    Ann Johannessen                   3915 Vine St.                       5.71%
Small-Mid Company Index Fund --     Charles Schwab & Co., Inc.        Pleasanton, CA
Select Shares                       Customer IRA Rollover

                                    Robert G. Logan & Mary Ellen      1030 Via Los Padres                 5.71%
                                    Logan TTEE                        Santa Barbara, CA
                                    Logan Living Trust                93111
                                    U/A DTD 03/23/90

                                    Cohen Family Limited              11316 Harney Plaza, Cir             5.71%
                                    Partnership, A Partnership        Omaha, Ne 68254

                                    Trustees Montclaire Medical       2679 Brook Valley Rd                5.71%
                                    Building U/A DTD 09/30/69         Frederick, MD 27101

         Fund                                   Owner                          Address               Percent of Shares
                                    Shab Krish                        606 Hawk Lane                        5.71%
                                    UTA Charles Schwab & Co., Inc.    Coppell, TX 75019
                                    SEP-IRA DTD 05/18/97

                                    Brian Eberhard and Angela J.      3801 Sumac CT                        5.71%
                                    Eberhard, JTTEN                   Fallbrook, CA 92028

                                    David C. Kleinschmidt             9 West Knoll CT                      5.71%
                                    Charles Schwab & Co., Inc.        Fairfield, OH 45014
                                    Customer IRA Rollover

                                    Gyan Hajela                       20926 Wolfe PL                       5.71%
                                    Charles Schwab & Co., Inc.        Woodland Hills, CA 91364
                                    Customer IRA Rollover

                                    Frank Souza Damazo                2679 Brook Valley RD                 5.71
                                    Charles Schwab & Co., Inc.        Frederick, MD 21701
                                    Customer IRA Contributory

                                    Edward James Chase                2614 Kimbrough Dr.                   5.71%
                                    UTA Charles Schwab & Co.. Inc.    Wilmington, DE 19810
                                    IRA Rollover DTD 12/13/94

                                    Dragon Dust, LP                   17326 21st Ave SW                    5.71%
                                    A Partnership                     Burien, WA 98166

                                    Barbara Anne Wray                 10910 149th St E                     5.71%
                                    Charles Schwab & Co., Inc.        Puyallup, WA 98374
                                    Customer IRA Contributory

                                    Vallierie Gay Cureton             5861 Corte Mente                     5.71%
                                    Charles Schwab & Co., Inc.        Pleasanton, CA 04566
                                    Customer IRA Rollover

                                    Bill Hetzel                       3269 Old Barn RD W                   5.71%
                                                                      Ponte Vedra Beach, FL 32082

                                    Gordon Sprague Jr.                5576 Camino Cerralvo                 6.28%
                                    Charles Schwab & Co., Inc.        Santa Barbara, CA 93111
                                    Customer IRA Rollover

Schwab Fundamental                  Charles Schwab & Co. Inc.         101 Montgomery Street                25.71%

           Fund                               Owner                             Address               Percent of Shares
International
Large Company Fund --               SFCG/International Pool           San Francisco, CA 94104
Institutional Shares

Schwab Fundamental Emerging         Jayshree S. Sheth                 21 Treebark Terrace                    5.66%
Markets Index Fund -- Select                                          Voorhees, NJ 08043
Shares

                                    Kenneth M. Raisler                50 Madison Ave Apt 6                   5.66%
                                                                      New York, NY 10010

                                    Randy Rice                        1240 Yaupon Valley RD                  5.66%
                                    Charles Schwab & Co., Inc.        Austin TX 78746
                                    Customer Simple IRA

Schwab Fundamental US Large         Northwest Savings Bank            ATTN: Trust Department                 14.35
Company Index Fund --                                                 Liberty Street Second Avenue
Institutional Shares                                                  PO Box 128
                                                                      Warren, PA 16365-0128


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

ADVISORY AGREEMENT

The continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trusts and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

As described below, the investment adviser is entitled to receive from each fund a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the period of the fund's operations. The figures in the "net fees paid" row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund's expense limitation ("expense cap"). The figures in the "gross fees reduced by" row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund's expense cap.



The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.



                                                                                                        NET OPERATING
  FUND AND ADVISORY FEE SCHEDULE                              2007 1            SHARE CLASS                EXPENSES*
  ------------------------------                              -----            -----------                ---------
SCHWAB FUNDAMENTAL US LARGE COMPANY        Net fees           $205, 000      Investor Shares                  0.59%
INDEX FUND                                  paid:
0.30% of the fund's average daily                                            Select Shares(R)                 0.44%
net assets not in excess of $500
million, 0.22% of such net assets                                          Institutional Shares               0.35%
in excess of $500 million and less
than $5 billion, and 0.20% of such         Gross fees          $229,000
net assets over $5 billion and less        reduced by:
than $10 billion and 0.18% of such
assets over $10 billion.


SCHWAB FUNDAMENTAL US SMALL-MID            Net fees                  $0      Investor Shares                  0.59%
COMPANY INDEX FUND                          paid:
0.30% of the fund's average daily                                            Select Shares(R)                 0.44%
net assets not in excess of $500
million, 0.22% of such net assets                                          Institutional Shares               0.35%
in excess of $500 million and less
than $5 billion, and 0.20% of such         Gross fees           $89,000
net assets over $5 billion and less        reduced by:
than $10 billion and 0.18% of such
assets over $10 billion.

SCHWAB FUNDAMENTAL INTERNATIONAL           Net fees                  $0      Investor Shares                  0.59%
LARGE COMPANY INDEX FUND                    paid:
                                                                             Select Shares(R)                 0.44%
0.30% of the fund's average daily
net assets not in excess of $500                                           Institutional Shares               0.35%
million, 0.22% of such net assets
in excess of $500 million and less
than $5 billion, and 0.20% of such
net assets over $5 billion and less        Gross fees          $215,000
than $10 billion and 0.18% of such         reduced by:
assets over $10 billion.



* Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to the percentage shown in this column through February 27, 2009.


1  For the period from April 2, 2007 to October 31, 2007.

For its advisory and administrative services to Schwab Fundamental Emerging Markets Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.50%of the fund's average daily net assets not in excess of $500 million, 0.48% of such net assets greater than $500 million and not in excess of $5 billion, 0.46% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.44% of such assets over $10 billion.

For its advisory and administrative services to Schwab Fundamental International Small-Mid Company Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.40% of the fund's average daily net assets not in excess of $500 million, 0.38% of such net assets greater than $500 million and not in excess of $5 billion, 0.36% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.34% of such assets over $10 billion.

Through February 27, 2009, Schwab and the investment adviser have agreed to limit each fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) as shown below:


                                                             NET OPERATING
             FUND                       SHARE CLASS             EXPENSES
Schwab Fundamental Emerging         Investor Shares               0.84%
Markets Index Fund                  Select Shares(R)              0.69%
                                    Institutional Shares          0.60%


Schwab Fundamental International    Investor Shares               0.79%
Small-Mid Company Index Fund        Select Shares(R)              0.64%
                                    Institutional Shares          0.55%


The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs and other investment companies, that are held by a fund, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. The funds pay the costs of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly, by each share class in the amount of 0.05% of each share class' average daily net assets.


For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly, by each fund's Investor Share class in the amount of 0.20% of the class' average daily net assets.



For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly, by each fund's Select Shares and Institutional Shares in the amount 0.05% of each share class' average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02129, serves as custodian for the Schwab Fundamental Emerging Markets Index Fund, the Schwab Fundamental International Small-Mid Company Index Fund, and the Schwab Fundamental International Large Company Index Fund.



State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small-Mid Index Company Fund, and also serves as fund accountant for all of the funds.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds' accountant maintains all books and records related to the funds' transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and the funds' federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.



                     REGISTERED INVESTMENT
                    COMPANIES (THIS AMOUNT                              OTHER POOLED
                    INCLUDES THE FUNDS IN                            INVESTMENT VEHICLES                OTHER ACCOUNTS
                      THIS STATEMENT OF                             ---------------------------   ------------------------------
                   ADDITIONAL INFORMATION)         TOTAL          NUMBER OF         TOTAL          NUMBER OF           TOTAL
     NAME            NUMBER OF ACCOUNTS            ASSETS          ACCOUNTS         ASSETS         ACCOUNTS            ASSETS
--------------     ----------------------      ---------------    ----------       -------         --------       ---------------
 Jeffrey Mortimer                   49         $42,256,297,371           --             --            7,018        $1,501,772,526

 Larry Mano                         24         $36,868,358,964           --             --            7,018        $1,501,772,526

CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of the funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as the funds, track the same index the funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the funds. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the funds. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of the funds. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of the funds and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the funds, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the funds. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the funds or refrain from purchasing securities for an Other Account that they are otherwise buying for the funds in an effort to outperform its specific benchmark, such an approach might not be suitable for the funds given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances on the corporate component of the plan at a rate determined by Executive Management. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the plan year (i.e. the plan does not provide advances on the portion of the plan tied to fund performance) at management's discretion based on their determination of whether funds are available under the Plan as well as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships.


The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.

- Fund Investment Performance Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

    - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund's ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

    - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the bench mark) relative to its peer group on a calendar year-to-date basis.

    A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

- Schwab Corporate Performance Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in the funds' portfolio.


OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of October 31, 2007. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


                                                                 DOLLAR RANGE OF
PORTFOLIO MANAGER  FUND                                        FUND SHARES OWNED
--------------------------------------------------------------------------------
Jeff Mortimer      Schwab Fundamental US Large Company                      None
                   Index Fund

                   Schwab Fundamental US Small-Mid Company                  None
                   Index Fund

                   Schwab Fundamental International Large                   None
                   Company Index Fund

                   Schwab Fundamental International                         None
                   Small-Mid Company Index Fund

                   Schwab Fundamental Emerging Markets                      None
                   Index Fund

Larry Mano         Schwab Fundamental US Large Company                      None
                   Index Fund

                   Schwab Fundamental US Small-Mid Company                  None
                   Index Fund

                   Schwab Fundamental International Large                   None
                   Company Index Fund

                   Schwab Fundamental International                         None
                   Small-Mid Company Index Fund

                   Schwab Fundamental Emerging Markets                      None
                   Index Fund


                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

Following are portfolio turnover rates for funds in operation for the period from April 2, 2007 to October 31, 2007:


Schwab Fundamental US Large Company Index Fund                 2%
Schwab Fundamental US Small-Mid Company Index Fund             4%
Schwab Fundamental International Large Company Index Fund     50%

                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of a portfolio investment holdings such as a portfolio's sector weightings, composition, credit quality and duration and maturity as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

In addition, the funds' service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of brokerage commissions.

The investment adviser seeks to obtain the best execution for the funds' portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund's best interest. In addition, the investment adviser has incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                                  PROXY VOTING



The Boards of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreements. The Trustees have adopted CSIM's Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM's Proxy Voting Policy and Procedures is included in the Appendix.

The trust is required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's Form N-PX will also be available on the SEC's website ate www.sec.gov.


                             REGULAR BROKER-DEALERS



A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund shares. For the period from April 2, 2007 to October 31, 2007, certain of the funds purchased securities issued by the following regular broker-dealers:

Schwab Fundamental US Large Company Index Fund TM

Regular Broker-Dealer                                         Value of Fund's Holdings as of October 31, 2007
-------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                      $1,607,000
Lehman Brothers, Inc.                                            $797,000
State Street Bank & Trust Co.                                    $601,000
Bear Stearns & Cos., Inc.                                        $426,000




Schwab Fundamental US Small-Mid Company Index Fund TM

Regular Broker-Dealer                                         Value of Fund's Holdings as of October 31, 2007
-------------------------------------------------------------------------------------------------------------
Investment Technology Group, Inc.                                 $94,000
Merrill Lynch & Co., Inc.                                              $0



                              BROKERAGE COMMISSIONS



The following funds paid brokerage commissions for the period from April 2, 2007 to October 31, 2007 as shown below:



Schwab Fundamental US Large Company Index Fund                   $135,812
Schwab Fundamental US Small-Mid Company Index Fund                $41,753
Schwab Fundamental International Large Company Index Fund         $83,291



                            DESCRIPTION OF THE TRUST


Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

Each fund may hold special shareholder meetings, which may cause a fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

             PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
                              AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2007:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares and Institutional Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds' officers determine that such a waiver is in the best interest of a fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds' policies regarding "market timing" is included in the funds' prospectus.

Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments.

Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("Code")and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and at least 90% of its net interest income excludable from net income and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in each fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest-related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the Schwab Fundamental International Large-Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund or Schwab Fundamental Emerging Markets Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that these funds will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and will make this election.



The Schwab Fundamental International Large-Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund or Schwab Fundamental Emerging Markets Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent that the fund does invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

APPENDIX - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES


Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.



The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.



To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.



PROXY VOTING POLICY



For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

      Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.



      ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.



      For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.



      With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.


      In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and



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separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.


      Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.


      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:


      -  proxy statements and ballots written in a foreign language;



      -  untimely and/or inadequate notice of shareholder meetings;



      -  restrictions of foreigner's ability to exercise votes;



      -  requirements to vote proxies in person;



      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.



In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.



      Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.



      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility



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to vote proxies with respect to such investment companies' or other clients'
securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.





REPORTING AND RECORD RETENTION


CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.



CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.



PROXY COMMITTEE QUORUM


At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:

Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

                                   1. Auditors


AUDITOR RATIFICATION



Vote FOR proposals to ratify auditors, unless any of the following apply:



      - An auditor has a financial interest in or association with the company, and is therefore not independent;



      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;



      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or



      -     Fees for non-audit services ("other" fees) are excessive.



Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:



      -     The tenure of the audit firm;



      -     The length of rotation specified in the proposal;



      -     Any significant audit-related issues at the company;



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      -     The number of audit committee meetings held each year;



      -     The number of financial experts serving on the committee; and



      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


                              2. Board of Directors


Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse;



      -     Sit on more than six public company boards;



      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.


Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:


      - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;



      - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;



      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;



      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);



      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);



      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;



      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;



      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;



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      -     The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.



Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:



      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;



      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;



      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;



      -     The full board is less than majority independent.



 Vote AGAINST or WITHHOLD from the members of the audit committee if:



     - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");



     - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or



     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.



Vote AGAINST or WITHHOLD from the members of the compensation committee if:



      - There is a negative correlation between the chief executive's pay and company performance;



      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;



      - The company fails to submit one-time transfers of stock options to a shareholder vote;



      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;



      -     The company has backdated options (see "Options Backdating" policy);



      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.



Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



Classification/Declassification of the Board



Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.



Cumulative Voting



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Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote
FOR proposals to restore or provide for cumulative voting unless:



      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and



      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.



Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).



Independent Chair (Separate Chair/CEO)



Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:



      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:



            - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;



            - serves as liaison between the chairman and the independent directors;



            -     approves information sent to the board;



            -     approves meeting agendas for the board;


            - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;



            - has the authority to call meetings of the independent directors;



            - if requested by major shareholders, ensures that he is available for consultation and direct communication;



      - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;



      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;



      -     Two-thirds independent board;



      -     All independent key committees;



      -     Established governance guidelines;



      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and



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      -     The company does not have any problematic governance issues.



Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.




* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).




Majority Vote Shareholder Proposals



Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.



Open Access



Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:



      -     The ownership threshold proposed in the resolution;



      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.



                                3. Proxy Contests



Voting for Director Nominees in Contested Elections



Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:



      - Long-term financial performance of the target company relative to its industry;



      -     Management's track record;



      -     Background to the proxy contest;



      -     Qualifications of director nominees (both slates);



      - Strategic plan of dissident slate and quality of critique against management;



      - Likelihood that the proposed goals and objectives can be achieved (both slates);



      -     Stock ownership positions.



Reimbursing Proxy Solicitation Expenses



Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.




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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:



      - The election of fewer than 50 percent of the directors to be elected is contested in the election;



      -     One or more of the dissident's candidates is elected;



      - Shareholders are not permitted to cumulate their votes for directors; and



      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.



                              4. Takeover Defenses




Poison Pills



Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:



      -     Shareholders have approved the adoption of the plan; or



      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.



Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:



      -     No lower than a 20 percent trigger, flip-in or flip-over;



      -     A term of no more than three years;



      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;



      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.



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Shareholder Ability to Call Special Meetings



Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



Supermajority Vote Requirements



Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.



                    5. Mergers and Corporate Restructurings



For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.



      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.



      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



            - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



            - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.




                           6. State of Incorporation



REINCORPORATION PROPOSALS



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Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:



      -     The reasons for reincorporating;



      -     A comparison of the governance provisions;



      -     Comparative economic benefits; and



      -     A comparison of the jurisdictional laws.




                              7. Capital Structure



Common Stock Authorization



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:



      -     Rationale;



      - Good performance with respect to peers and index on a five-year total shareholder return basis;



      -     Absence of non-shareholder approved poison pill;



      -     Reasonable equity compensation burn rate;



      -     No non-shareholder approved pay plans; and



      -     Absence of egregious equity compensation practices.



Dual-class Stock



Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:



      - It is intended for financing purposes with minimal or no dilution to current shareholders;



      - It is not designed to preserve the voting power of an insider or significant shareholder.



Issue Stock for Use With Rights Plan



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Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



                     8. Executive and Director Compensation



Equity Compensation Plans



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



      -     The total cost of the company's equity plans is unreasonable;



      - The plan expressly permits the repricing of stock options without prior shareholder approval;



      -     There is a disconnect between CEO pay and the company's performance;



      - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or



      -     The plan is a vehicle for poor pay practices.



Poor Pay Practices



Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:



      - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);



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      -     Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);



      - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);




      - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;



      - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);



      - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;




            - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -



            - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);



            - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;



      - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);



      - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);



      - Other excessive compensation payouts or poor pay practices at the company.



DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



      -     Vesting schedule or mandatory holding/deferral period: -



            - A minimum vesting of three years for stock options or restricted stock; or --




            - Deferred stock payable at the end of a three-year deferral period.



      -     Mix between cash and equity:



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            -     A balanced mix of cash and equity, for example 40 percent
                  cash/60 percent equity or 50 percent cash/50 percent equity;
                  or



            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



      - No retirement/benefits and perquisites provided to non-employee directors; and



      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



Employee Stock Purchase Plans--Qualified Plans



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



      -     Purchase price is at least 85 percent of fair market value;



      -     Offering period is 27 months or less; and



      - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.



Vote AGAINST qualified employee stock purchase plans where any of the following apply:



      -     Purchase price is less than 85 percent of fair market value; or



      -     Offering period is greater than 27 months; or



      - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.



EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);



      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;



      - No discount on the stock price on the date of purchase since there is a company matching contribution.



Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.



Options Backdating



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In cases where a company has practiced options backdating, vote AGAINST or
WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



      - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);



      -     Length of time of options backdating;



      -     Size of restatement due to options backdating;



      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;



      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.




Option Exchange Programs/Repricing Options



Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:



      - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;



      - Rationale for the re-pricing--was the stock price decline beyond management's control?



      -     Is this a value-for-value exchange?



      -     Are surrendered stock options added back to the plan reserve?



      - Option vesting--does the new option vest immediately or is there a black-out period?



      - Term of the option--the term should remain the same as that of the replaced option;



      -     Exercise price--should be set at fair market or a premium to market;



      -     Participants--executive officers and directors should be excluded.



If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.



Vote FOR shareholder proposals to put option repricings to a shareholder vote.



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Stock Plans in Lieu of Cash



Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.



Transfer Programs of Stock Options



Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.



Vote CASE-BY-CASE on one-time transfers. Vote FOR if:



      - Executive officers and non-employee directors are excluded from participating;



      - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;



      - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.



Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.



Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:



      -     Eligibility;



      -     Vesting;



      -     Bid-price;



      -     Term of options;



      - Transfer value to third-party financial institution, employees and the company.



Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.



                     Shareholder Proposals On Compensation



ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)



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Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.



Compensation Consultants--disclosure of Board or Company's Utilization



Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.



Disclosure/setting Levels or Types of Compensation for Executives and Directors



Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.




Pay for Superior Performance



Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:



      - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;



      - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;



      - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;



      - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;



      - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.



      -     Consider the following factors in evaluating this proposal:



      - What aspects of the company's annual and long-term equity incentive programs are performance-driven?



      - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?



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      -     Can shareholders assess the correlation between pay and performance based on the current disclosure?



      - What type of industry and stage of business cycle does the company belong to?



PERFORMANCE-BASED AWARDS



Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:



      - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.



      - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.



In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.



Pre-arranged Trading Plans (10B5-1 Plans)



Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:



      - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;



      - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;



      - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;



      - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;



      -     An executive may not trade in company stock outside the 10b5-1 Plan.



      - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.



Recoup Bonuses



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Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:



      -     If the company has adopted a formal recoupment bonus policy; or



      - If the company has chronic restatement history or material financial problems.



Severance Agreements for Executives/golden Parachutes



Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



      -     The triggering mechanism should be beyond the control of management;



      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);



      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



Supplemental Executive Retirement Plans (Serps)



Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.



                9. Corporate Social Responsibility (CSR) Issues



Consumer Lending



Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:



      - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;



      - Whether the company has adequately disclosed the financial risks of the lending products in question;



      - Whether the company has been subject to violations of lending laws or serious lending controversies;



      -     Peer companies' policies to prevent abusive lending practices.



Pharmaceutical Pricing



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Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.



Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:



      -     The existing level of disclosure on pricing policies;



      -     Deviation from established industry pricing norms;



      - The company's existing initiatives to provide its products to needy consumers;



      - Whether the proposal focuses on specific products or geographic regions.



Product Safety and Toxic Materials



Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:



      - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;



      - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and



      - The company has not been recently involved in relevant significant controversies or violations.



Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:



      -     Current regulations in the markets in which the company operates;



      - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and



      -     The current level of disclosure on this topic.



Climate Change



In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:



      - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;



      - The company's level of disclosure is comparable to or better than information provided by industry peers; and



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      -     There are no significant fines, penalties, or litigation associated with the company's environmental performance.



Greenhouse Gas Emissions



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.



Political Contributions and Trade Associations Spending



Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



      - The company is in compliance with laws governing corporate political activities; and



      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:



      - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and



      - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.



Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



Sustainability Reporting



Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:



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      -     The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or



      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.




GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:



I. ELECTION OF DIRECTORS



Board of Directors



Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.



Board Composition



We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.



We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.



We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.



In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.



We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.



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Although we typically vote for the election of directors, we will withhold from directors for the following reasons:




      - A director who attends less than 75% of the board and applicable committee meetings.



      - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).



      - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.



      - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.



We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:



      -     CFO who presently sits on the board.



      -     Director who presently sits on an excessive number of boards



      - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.



      - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.



      -     Director with an interlocking directorship.



Board Committee Composition



All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.



Review of the Compensation Discussion and Analysis Report



We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.



Separation of the roles of Chairman and CEO



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Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.



We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.



We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.



In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.



Majority Voting for the Election of Directors



Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.




Classified Boards



Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.



Mutual Fund Boards



Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:



     1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.



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     2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.



II. FINANCIAL REPORTING



Auditor Ratification



We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.



Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:




            - When audit fees added to audit-related fees total less than one-third of total fees.



            - When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).



            -     When the company has aggressive accounting policies.



            - When the company has poor disclosure or lack of transparency in financial statements.



            - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.



            - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.



Auditor Rotation



We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).



Pension Accounting Issues



Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.



III. COMPENSATION



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Equity Based Compensation Plans



Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.



We evaluate option plans based on ten overarching principles:



            -     Companies should seek additional shares only when needed.



            - The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).



            - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.



            - Annual net share count and voting power dilution should be limited.



            - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.



            - The expected annual cost of the plan should be proportional to the value of the business.



            - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.



            - Plans should deliver value on a per-employee basis when compared with programs at peer companies.



            -     Plans should not permit re-pricing of stock options.



Option Exchanges



Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:



            -     Officers and board members do not participate in the program.



            - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.



            - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.



            - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.



Performance Based Options



We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.



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Linking Pay with Performance



Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.



Director Compensation Plans



Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.



Options Expensing



We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.



Limits on Executive Compensation



Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.



Limits on Executive Stock Options



We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.



IV. GOVERNANCE STRUCTURE



Anti-Takeover Measures



Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.



We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.



In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.



Right of Shareholders to Call a Special Meeting



We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.



Shareholder Action by Written Consent



We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.



Authorized Shares



Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:



     1.  Stock split



     2.  Shareholder defenses



     3.  Financing for acquisitions



     4.  Financing for operations



Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.



Voting Structure



Cumulative Voting



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


Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.



Supermajority Vote Requirements



Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.



Shareholder Proposals



Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

                       STATEMENT OF ADDITIONAL INFORMATION



                         LAUDUS MARKETMASTERS FUNDS TM



                        LAUDUS U.S. MARKETMASTERS FUND TM



                     LAUDUS SMALL-CAP MARKETMASTERS FUND TM



                   LAUDUS INTERNATIONAL MARKETMASTERS FUND TM



                                FEBRUARY 28, 2008




The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2008.


To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/marketmasters.

Each fund is a series of Schwab Capital Trust ("trust"). In addition to managing the cash portion of the funds' assets, the funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as "manager of managers" for the funds. In this role, CSIM, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.


The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2007, are incorporated by reference into this SAI. A copy of the funds' 2007 annual report is delivered with the SAI.


                                TABLE OF CONTENTS

                                                                             Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS.......................................................   2
MANAGEMENT OF THE FUNDS.....................................................  31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  39
INVESTMENT ADVISORY AND OTHER SERVICES .....................................  39
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................  67
DESCRIPTION OF THE TRUST....................................................  72
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES.......................................................  73
TAXATION....................................................................  76
APPENDIX A -- DESCRIPTION OF PROXY VOTING POLICY
AND PROCEDURES..............................................................  80




                                                                     REG38768-03

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.


LAUDUS U.S. MARKETMASTERS FUND(R) seeks capital growth.



LAUDUS SMALL-CAP MARKETMASTERS FUND(R) seeks long-term capital appreciation.



LAUDUS INTERNATIONAL MARKETMASTERS FUND(R) seeks long-term capital appreciation.


The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

It is the Laudus U.S. MarketMasters Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Laudus Small-Cap MarketMasters Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion at the time of the fund's investment.

It is the Laudus International MarketMasters Fund's policy that, under normal circumstances, it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investment Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Master Limited Partnerships ("MLPs"). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the funds' Board of Trustees, each fund may invest in iShares not to exceed 25% of the fund's total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.

EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. Each fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments.

Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding shares.

EACH OF THE LAUDUS U.S. MARKETMASTERS FUND TM AND LAUDUS SMALL-CAP MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

The Laudus International MarketMasters Fund(TM) may not:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2007, included 60 funds.



     The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of October 31, 2007, the Fund Complex included 70 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

  NAME, YEAR OF BIRTH, AND                                                 NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                       FIVE YEARS                    THE TRUSTEE             OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Mariann Byerwalter             Chairman of JDN Corporate Advisory               70           Board 1 -- Director, Redwood
1960                           LLC.                                                          Trust, Inc.
Trustee
(Trustee of Schwab Capital                                                                   Board 2 -- Director, PMI Group,
Trust since 2000.)                                                                           Inc.

John F. Cogan                  Senior Fellow: The Hoover Institution            60           Board 1 -- Director, Gilead
1947                           at Stanford University; Stanford                              Sciences, Inc.
Trustee                        Institute for Economic Policy
(Trustee of Schwab Capital     Research; Professor of Public Policy,                         Board 2 -- Director, Monaco
Trust since 2008.)             Stanford University                                           Coach Corporation

                                                                                             Board 3 -- Director, Venture
                                                                                             Lending and Leasing, Inc.

William A. Hasler              Dean Emeritus, Haas School of                    70           Board 1 -- Director, Mission
1941                           Business, University of California,                           West Properties.
Trustee                        Berkeley.  Until February 2004,
(Trustee of Schwab Capital     Co-Chief Executive Officer, Aphton                            Board 2 -- Director, TOUSA.
Trust since 2000.)             Corp. (bio-pharmaceuticals).  Prior
                               to August 1998, Dean of the Haas                              Board 3 -- Director,
                               School of Business, University of                             Harris-Stratex Networks.
                               California, Berkeley (higher
                               education).                                                   Board 4 -- Director, Genitope
                                                                                             Corp.

                                                                                             Board 5 -- Director &
                                                                                             Non-Executive Chairman,
                                                                                             Solectron Corp.

                                                                                             Board 6 -- Director, Ditech
                                                                                             Networks.

Gerald B. Smith                Chairman and Chief Executive Officer             60           Board 1 -- Board of Cooper
1950                           and founder of Smith Graham & Co.                             Industries.
Trustee                        (investment advisors).
(Trustee of Schwab Capital                                                                   Board 2 -- Chairman of the Audit
Trust since 2000.)                                                                           Committee of Oneok Partners LP.

  NAME, YEAR OF BIRTH, AND                                                 NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                       FIVE YEARS                    THE TRUSTEE             OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Stephens             Managing Partner, D.R. Stephens &                60           Not Applicable.
1938                           Company (investments). Prior to 1996,
Trustee                        Chairman and Chief Executive Officer
(Trustee of Schwab Capital     of North American Trust (real estate
Trust since 1989.)             investment trust).

Joseph H. Wender               Senior Managing Director, Chairman of            60           Board 1 -- Board Member and
1944                           the Finance Committee, GSC Group (asset                       Chairman of the Audit Committee,
Trustee                        manager); General Partner, Goldman Sachs                      Isis Pharmaceuticals
(Trustee of Schwab Capital     & Co., until June 2005
Trust since 2008.)                                                                           Board 2 -- Board Member,
                                                                                             Affinity Financial

                                                                                             Board 3 -- Board Member, Vintrust

Michael W. Wilsey              Chairman and Chief Executive Officer,            60           Not Applicable.
1943                           Wilsey Bennett, Inc. (real estate
Trustee                        investment and management, and other
(Trustee of Schwab Capital     investments).
Trust since 1989.)

INTERESTED TRUSTEES

Charles R. Schwab 2            Chairman, Chief Executive Officer and            60                    Not Applicable.
1937                           Director, The Charles Schwab
Chairman and Trustee           Corporation, Charles Schwab & Co.,
(Chairman and Trustee of       Inc.; Chairman and Director, Charles
Schwab Capital Trust since     Schwab Investment Management, Inc.,
1989.)                         Charles Schwab Bank, N. A.; Chairman
                               and Chief Executive Officer, Schwab
                               (SIS) Holdings Inc. I, Schwab
                               International Holdings, Inc.; Chief
                               Executive Officer and Director,
                               Schwab Holdings, Inc.; Through June
                               2007, Director, U.S. Trust Company,
                               N. A., U.S. Trust Corporation, United
                               States Trust Company of New York.
                               Until May 2003, Co-Chief Executive
                               Officer, The Charles Schwab
                               Corporation.

Walt Bettinger 2               President and Chief Operating                    70                    Not Applicable.
1960                           Officer, Charles Schwab & Co., Inc.
Trustee                        and The Charles Schwab Corporation;
(Trustee of Schwab Capital     Director, Charles Schwab Bank;
Trust since 2008.)             Executive Vice President and
                               President -- Schwab Investor
                               Services, The Charles

  NAME, YEAR OF BIRTH, AND                                                 NUMBER OF
 POSITION(S) WITH THE TRUST;                                            PORTFOLIOS IN FUND
 (TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE PAST   COMPLEX OVERSEEN BY
      OF TIME SERVED 1)                       FIVE YEARS                    THE TRUSTEE             OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
                               Schwab Corporation; Executive Vice
                               President and President -- Schwab
                               Investor Services, Charles Schwab &
                               Co., Inc.; Chairman and President,
                               Schwab Retirement Plan Services, Inc.;
                               President and Chief Executive
                               Officer, The Charles Schwab Trust
                               Company, Director, Charles Schwab
                               Bank, N.A., Schwab Retirement Plan
                               Services, and Schwab Retirement
                               Technologies.



                  NAME, YEAR OF BIRTH, AND
                POSITION(S) WITH THE TRUST;
        (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Randall W. Merk 2                                             Executive Vice President and President, Investment Management
1954                                                          Services, Charles Schwab & Co., Inc.; Executive Vice President,
President and Chief Executive Officer                         Charles Schwab & Co., Inc. (2002 -- present); President and
(Officer of Schwab Capital Trust since 2004.)                 Chief Executive Officer, Charles Schwab Investment Management,
                                                              Inc. (2007-present); Director, Charles Schwab Asset Management
                                                              (Ireland) Limited and Charles Schwab Worldwide Funds PLC.  From
                                                              September 2002 to July 2004, Chief Executive Officer and
                                                              President, Charles Schwab Investment Management, Inc. and
                                                              Executive Vice President, Charles Schwab & Co., Inc.

George Pereira                                                Senior Vice President and Chief Financial Officer, Charles
1964                                                          Schwab Investment Management, Inc.; Chief Financial Officer,
Treasurer and Principal Financial Officer                     Laudus Trust and Laudus Institutional Trust;  Director,
(Officer of Schwab Capital Trust since 2004.)                 Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset
                                                              Management (Ireland) Limited.  Through June 2007, Chief
                                                              Financial Officer and Chief Accounting Officer, Excelsior Funds
                                                              Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds
                                                              Trust; Chief Financial Officer, Mutual Fund Division, UST
                                                              Advisers, Inc. From December 1999 to November 2004, Sr. Vice
                                                              President, Financial Reporting, Charles Schwab & Co., Inc.

                  NAME, YEAR OF BIRTH, AND
                POSITION(S) WITH THE TRUST;
        (TERM OF OFFICE AND LENGTH OF TIME SERVED 1)                  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Koji E. Felton                                                Senior Vice President, Chief Counsel and Corporate Secretary,
1961                                                          Charles Schwab Investment Management, Inc.; Senior Vice
Secretary and Chief Legal Officer                             President and Deputy General Counsel, Charles Schwab & Co.,
(Officer of Schwab Capital Trust since 1998.)                 Inc.  Until 2006, Chief Legal Officer, Laudus Trust, Laudus
                                                              Institutional Trust.  Through June 2007, Chief Legal
                                                              Officer and Secretary, Excelsior Funds Inc., Excelsior
                                                              Tax-Exempt Funds, Inc., and Excelsior Funds Trust.

Randall Fillmore                                              Senior Vice President and Chief Compliance Officer, Charles
1960                                                          Schwab Investment Management, Inc.; Senior Vice President,
Chief Compliance Officer and AML Officer                      Charles Schwab & Co., Inc.; Chief Compliance Officer, Laudus
(Officer of Schwab Capital Trust since 2002.)                 Trust, Laudus Institutional Trust.  Through June, 2007,
                                                              Chief Compliance Officer, Excelsior Funds Inc., Excelsior
                                                              Tax-Exempt Funds, Inc., and Excelsior Funds Trust.  From 2002
                                                              to 2003, Vice President, Charles Schwab & Co., Inc., and
                                                              Charles Schwab Investment Management, Inc.

Kimon P. Daifotis                                             Senior Vice President and Chief Investment Officer -- Fixed
1959                                                          Income, Charles Schwab Investment Management, Inc.  Prior to
Senior Vice President and Chief Investment                    2004, Vice President and Sr. Portfolio Manager, Charles Schwab
Officer -- Fixed Income                                       Investment Management, Inc.
(Officer of Schwab Capital Trust since 2004.)

Jeffrey M. Mortimer                                           Senior Vice President and Chief Investment Officer -- Equities,
1963                                                          Charles Schwab Investment Management, Inc.; Vice President and
Senior Vice President and Chief Investment                    Chief Investment Officer, Laudus Trust and Laudus Institutional
Officer -- Equities                                           Trust.  Prior to 2004, Vice President and Sr. Portfolio
(Officer of Schwab Capital Trust since 2004.)                 Manager, Charles Schwab Investment Management, Inc.

Catherine MacGregor                                           Vice President, Charles Schwab & Co., Inc., Charles Schwab
1964                                                          Investment Management, Inc., and Laudus Trust and Laudus
Vice President                                                Institutional Trust.  Since 2006, Chief Counsel, Laudus
(Officer of Schwab Capital Trust since 2005                   Trust and Laudus Institutional Trust.  Until July 2005,
                                                              Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo                                                    Vice President, Compliance, Charles Schwab Investment,
1964                                                          Management, Inc., and Laudus Trust and Laudus Institutional
Vice President                                                Trust; until September 2004, Vice President, Client,
(Officer of Schwab Capital Trust since 2005                   Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel                                                Vice President, Asset Management Client Services, Charles
1972                                                          Schwab & Co., Inc.; Vice President and AML Officer, Laudus
Vice President                                                Trust and Laudus Institutional Trust.  Until March 2004,
(Officer of Schwab Capital Trust since 2006                   Director, Charles Schwab & Co., Inc.



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab

  Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.



2 Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.



3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.


                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

         - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Hasler and Cogan and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.


         - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Cogan and Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 8 times during the most recent fiscal year.



         - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Smith, Wender, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


         - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the funds' shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three

       Independent Trustees. Currently, Messrs. Smith, Stephens and Wender are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


                              TRUSTEE COMPENSATION


       The following table provides trustee compensation for the fiscal year ending October 31, 2007. Certain information provided relates to the Fund Complex, which included 70 funds as of October 31, 2007. Please note that Mr. Wender and Mr. Cogan were appointed to the Board on January 1, 2008 and, therefore, did not receive compensation as trustees for the fiscal year ending October 31, 2007. Mr. Wender and Mr. Cogan will receive compensation from the trusts and the Fund Complex for their services as trustees during the current fiscal year. Mr. Bettinger was appointed to the Board on January 1, 2008. As an interested trustee, Mr. Bettinger does not receive compensation from the trust for serving as a trustee.



                                  ($)
                                Aggregate
                              Compensation        Pension or
                                From the:         Retirement
                                                   Benefits
                                                  Accrued as               ($)
                             Schwab Capital      Part of Fund       Total Compensation
    Name of Trustee              Trust             Expenses          from Fund Complex
---------------------------  -----------------  ----------------  -----------------------
INTERESTED TRUSTEES

Charles R. Schwab            0                  N/A               0
Randall W. Merk*             0                  N/A               0

INDEPENDENT TRUSTEES

Mariann Byerwalter           $51,381            $6,814            $248,487
Donald F. Dorward**          $48,937            N/A               $204,725
William A. Hasler            $51,381            $6,814            $248,487
Robert G. Holmes**           $51,381            N/A               $214,725
Gerald B. Smith              $48,427            N/A               $202,725
Donald R. Stephens           $48,427            N/A               $202,725
Michael W. Wilsey            $50,871            N/A               $212,725




* Mr. Merk resigned from the Board on December 31, 2007.



** Messrs. Dorward and Holmes retired December 31, 2007.



                  Securities Beneficially Owned By Each Trustee



The following table provides each trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2007. As of December 31, 2007, the Family of Investment Companies included 60 funds.

                                 Dollar Range of Trustee Ownership of the:           Aggregate Dollar
                            -------------------------------------------------------  Range of Trustee
                                               Laudus Small-Cap      Laudus          Ownership In the
                               Laudus U.S.        Market-          International        Family of
        Name of                 Market-            Masters            Market-          Investment
        Trustee              Masters Fund TM      Fund TM         Masters Fund TM       Companies
-------------------------   -----------------  ----------------  -----------------   -----------------
   INTERESTED TRUSTEES
    Charles R. Schwab             None              None           Over $100,000      Over $100,000
      Walt Bettinger              None              None               None           Over $100,000
   INDEPENDENT TRUSTEES
    Mariann Byerwalter            None              None               None           Over $100,000
    William A. Hasler             None              None           Over $100,000      Over $100,000
     Gerald B. Smith              None              None               None           Over $100,000
    Donald R. Stephens            None              None               None           Over $100,000
    Michael W. Wilsey             None              None               None           Over $100,000
    John F. Cogan                 None              None               None           None
    Joseph H. Wender              None              None               None           None


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 14, 2008, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.



As of February 1, 2008, the following persons or entities owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the funds:



Fund                         Owner                      Address                    Percent of Shares
--------------------------   ------------------------   ------------------------   --------------------------
Laudus International         Charles Schwab Trust       215 Fremont Street         6.87%
MarketMasters Fund --        DCC&S Omnibus Account      FL-6
Select Shares                FBO Same Day Exchange      San Francisco, CA 94105
                             FS12

                             US Bank                    PO Box 1787                15.08%
                             FBO OAP -- Private Asset   Milwaukee, WI 53201-1787
                             (Cash)

                             National Financial         ATTN: Mutual Funds Dept    7.60%
                             Services LLC               200 Liberty Street
                             FBO Customers              1 World Financial Center
                                                        New York, NY 10281-1003


                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


ADVISORY AGREEMENT


The continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.


Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


Each of the Laudus MarketMasters Funds TM is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of each fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also manages a portion of the funds' assets including each fund's cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.


The following are the sub-advisers for the funds.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM") serves as sub-adviser to the Laudus International MarketMasters Fund. ACGIM was established as a Delaware corporation in September 2004 and has been managing mutual funds since January 2005. Prior to January 2005, the fund was managed by ACGIM's parent company, American Century Investment Management, Inc. (ACIM). The change of investment advisor is a result of a corporate restructuring of ACIM, in which ACGIM was incorporated as a subsidiary of ACIM. ACGIM's principal office is located at 666 3rd Avenue, 23rd Floor, New York, NY 10017. ACIM's principal office is located at 4500 Main Street, Kansas City, MO 64111.

GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management U.S. Group North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management U.S. Group North America, L.P.'s principal office is located at 399 Boylston Street, Boston, Massachusetts 02116.

MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN") serves as a sub-adviser to the Laudus International MarketMasters Fund. Mondrian was established as a limited liability company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 57% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 43% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor,

San Francisco, CA 94111.


NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Delaware company in 1939 and is a wholly owned subsidiary of Neuberger Berman Inc., which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. Neuberger's principal office is located at 605 Third Avenue, New York, NY 10158.



TAMRO CAPITAL PARTNERS LLC ("TAMRO") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. TAMRO was originally founded in June 2000 with Allegheny Asset Management, Inc. Allegheny was subsequently purchased by the ABN AMRO Group in February 2001, making TAMRO a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. ("ABN AMRO"). On June 30, 2007, TAMRO closed on a management-led buyout of the firm from ABN AMRO, forming a new legal entity. The asset purchase agreement includes the right to retain the name TAMRO Capital Partners LLC. From a regulatory perspective, the new firm is a successor to the TAMRO founded in June 2000. The employees of TAMRO now own a majority of the company. The minority owners are Northern Lights Ventures, LLC, who provided financing for the transaction, and Stellate Partners, LLC, who is providing sales and marketing services to TAMRO. TAMRO is organized as a Delaware limited liability company and its principal office is located at 1660 Duke Street, Suite 200, Alexandria, Virginia 22314.






TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and Laudus Small-Cap MarketMasters Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 170 place Henri Regnault -- La Defense 6, 92043 Paris -- La Defense Cedex, France. Societe Generale, S.A's principal office is located at 19, Boulevard Hausmann, 75009 Paris, France.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 40 W 57th Street, New York, New York 10019.





WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") serves as a sub-adviser to the Laudus International MarketMasters Fund. The firm was founded in San Francisco, CA in 1937. WHV was later purchased by Laird Norton Investment Management, Inc. ("LNIM") and established as a corporation in 1993 in King County, Washington. The firm is a wholly owned subsidiary of LNIM. The principal office of WHV is 353 Sacramento Street, Suite 600, San Francisco, California 94111. LNIM's principal office is located at Norton Building, Suite 1210, 801 Second Avenue, Seattle, Washington 98104-1564.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was founded in 1935 and became a Delaware limited liability company in 1996. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

As described below, the investment adviser is entitled to receive from each fund a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund's operations. The figures in the "net fees paid" row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund's expense limitation ("expense cap"). The figures in the "gross fees reduced by" row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund's expense cap.

The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

The investment adviser pays the sub-advisers their fees out of the amount it receives from the funds.


Fund and Advisory Fee                                                                                Expense
       Schedule                                   2007               2006           2005           Limitation**
       --------                                   ----               ----           ----           ------------
LAUDUS U.S.                  Net fees paid:     $1,300,000       $1,176,000      $1,382,000     Investor Shares:
MARKETMASTERS FUND *                                                                                  1.25%


0.925% of the fund's                                                                              Select Shares:
average daily net                                                                                     1.07%
assets not in excess
of $500 million, 0.920%       Gross fees           $26,000         $181,000       $220,000
of such net assets in         reduced by:
excess of $500 million
and less than $1 billion,
and 0.910% of such net
assets over $1

Fund and Advisory Fee                                                                                Expense
     Schedule                                     2007               2006           2005           Limitation**
     --------                                     ----               ----           ----           ------------
billion.                    Fees paid to the      $810,492         $852,680       $909,000
                             sub-adviser by
                             the investment
                                adviser:

LAUDUS SMALL-CAP             Net fees paid:     $1,710,000       $1,169,000     $1,316,000      Investor Shares:
MARKETMASTERS FUND***                                                                                 1.55%

1.17% of the fund's                                                                              Select Shares:
average daily net                                                                                     1.37%
assets not in excess
of $500 million, 1.13%
of such net assets in         Gross fees          $165,000          $89,000       $174,000
excess of $500 million        reduced by:
and less than 1 billion,
and 1.07% of such net
assets over $1 billion.     Fees paid to the      $855,225         $742,000       $837,000
                             sub-adviser by
                             the investment
                                adviser:

LAUDUS INTERNATIONAL         Net fees paid:    $32,752,000      $20,797,000    $10,579,000      Investor Shares:
MARKETMASTERS FUND*                                                                                  1.65%

                                                                                                 Select Shares:
1.29% of the fund's                                                                                   1.47%
average daily net
assets not in excess
of $500 million, 1.275%       Gross fees           $93,000               $0       $753,000
of such net assets in         reduced by:
excess of $500 million
and less than $1 billion,
and 1.25% of such net
assets over $1 billion.

Fund and Advisory Fee                                                                                Expense
     Schedule                                     2007               2006           2005           Limitation**
     --------                                     ----               ----           ----           ------------
                            Fees paid to the   $16,153,280      $10,087,000     $5,563,000
                             sub-adviser by
                             the investment
                                adviser:


* Prior to February 28, 2005, the investment adviser was entitled to receive 1.00% of the fund's average daily net assets.

** Schwab and the investment adviser have agreed to limit "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to the percentage shown in this column through February 27, 2009.


*** Prior to February 28, 2005, the investment adviser was entitled to receive
    1.30% of the fund's average daily net assets.


                                  DISTRIBUTOR





Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.05% of each share class' average daily net assets.


For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.20% of the Investor Shares' and 0.15% of the Select Shares(R)' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT





State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers, LLP audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 3 Embarcadero

Center, San Francisco, CA 94111. The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2007, are incorporated by reference into this SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS





CSIM IS RESPONSIBLE FOR MONITORING AND COORDINATING THE OVERALL MANAGEMENT OF EACH OF THE MARKETMASTERS FUNDS.

OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2007.


                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                      IN THIS STATEMENT OF ADDITIONAL               OTHER POOLED
                              INFORMATION)                       INVESTMENT VEHICLES                OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                           NUMBER OF
      NAME             ACCOUNTS       TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
      ----             --------       ------------         --------        ------------        --------       ------------
Jeffrey Mortimer          49         $42,256,297,371           --                --               7,018       $1,501,772,526

Caroline Lee              13           7,538,468,653           --                --               7,018       $1,501,772,526



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.


Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.


Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.


COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances on the corporate component of the plan at a rate determined by Executive Management. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the plan year (i.e. the plan does not provide advances on the portion of the plan tied to fund performance) at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships.



The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.


-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

     - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

     - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the benchmark) relative to its peer group on a calendar year-to-date basis.

A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance

      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage, as of October 31, 2007. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


PORTFOLIO MANAGER                     FUND                                       DOLLAR RANGE OF FUND SHARES
Jeffrey Mortimer                      Laudus U.S. MarketMasters                  $10,001-$50,000
                                      Laudus Small-Cap MarketMasters             None
                                      Laudus International MarketMasters         $50,001-$100,000
Caroline Lee                          Laudus U.S. MarketMasters                  None
                                      Laudus Small-Cap MarketMasters             $1-$10,000
                                      Laudus International MarketMasters         $10,001-$50,000


                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE






AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2007.

                                                          OTHER POOLED                  OTHER ACCOUNTS
                  REGISTERED INVESTMENT COMPANIES      INVESTMENT VEHICLES      (E.G., SEPARATE ACCOUNTS AND
                   (E.G., OTHER AMERICAN CENTURY    (E.G., COMMINGLED TRUSTS     CORPORATE ACCOUNTS INCLUDING
                   FUNDS AND AMERICAN CENTURY -     AND 529 EDUCATION SAVINGS       INCUBATION STRATEGIES,
                         SUB-ADVISED FUNDS)              PLAN ACCOUNTS)                CORPORATE MONEY)
                   NUMBER OF                         NUMBER OF                     NUMBER OF
      NAME         ACCOUNTS       TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
      ----         --------       ------------       --------    ------------     --------      ------------
Federico Laffan        1          $241,255,184          0             N/A            2          $178,469,028
Trevor Gurwich         1          $241,255,184          0             N/A            2          $178,469,028
Mark Kopinski          2        $2,195,868,471          0             N/A            3          $360,406,681
Brian Brady            2        $2,195,868,471          0             N/A            3          $360,406,681


CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. The portfolio manager makes purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of

IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION. American Century portfolio manager compensation is structured to align the interest of the portfolio manager with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. The portfolio manager receives base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Laudus International MarketMasters Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of the portfolio manager's bonus may be tied to individual performance goals, such as research projects and the development of new products.





Restricted Stock Plans. The portfolio manager is eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans. The portfolio manager is eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


OWNERSHIP OF FUND SHARES. The portfolio managers did not own any shares of the fund as of October 31, 2007, the fund's most recent fiscal year end.



GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts as listed below. The information below is provided as of October 31, 2007.



                        REGISTERED INVESTMENT
                              COMPANIES
                      (THIS AMOUNT INCLUDES THE
                              LAUDUS U.S.
                          MARKETMASTERS FUND)         OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                     NUMBER OF                        NUMBER OF                          NUMBER OF
     NAME            ACCOUNTS       TOTAL ASSETS      ACCOUNTS         TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
     ----            --------       ------------      --------         ------------      --------      ------------
W. Whitfield
Gardner & John L.
Lewis, IV                5          $1,157.6 mil         5              $136.7 mil        2,116        $8,563.2 mil
                     --------       ------------      --------         ------------      --------      ------------


Accounts where compensation is based upon account performance:


                       REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                              COMPANIES                       VEHICLES                        OTHER ACCOUNTS

                     NUMBER OF                        NUMBER OF                          NUMBER OF
      NAME           ACCOUNTS       TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
      ----           --------       ------------      --------        ------------       --------      ------------
W. Whitfield
Gardner & John L.
Lewis, IV               0                0               4             $134.5 mil           5           $62.0 mil
                     --------       ------------      --------        ------------       --------      ------------


CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, Gardner Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.


OWNERSHIP OF FUND SHARES. As of October 31, 2007, no portfolio managers beneficially owned any of the Fund's shares.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").







OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2007. There are no accounts with respect to which the advisory fee is based on the performance of the account.


LAUDUS U.S. MARKETMASTERS FUND: Robert M. Levy

LAUDUS INTERNATIONAL MARKETMASTERS FUND: David G. Herro and Chad M. Clark

                        REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                              COMPANIES                        VEHICLES                         OTHER ACCOUNTS
                     NUMBER OF                         NUMBER OF                        NUMBER OF
     NAME            ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
     ----            --------       ------------       --------       ------------      --------        ------------
Robert M. Levy           4         $3,792,410,428         9           $503,986,127        439*        $4,511,355,633
David G. Herro           7        $14,333,980,571         9          $2,620,295,886        13         $3,052,633,594
Chad M. Clark            3         $2,123,854,856         2          $2,168,134,285         8         $1,877,893,420




* This number includes approximately 344 accounts that are managed pursuant to a "model portfolio" and generally involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.


MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris Associates' policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.


COMPENSATION. Robert M. Levy is the portfolio manager of the Laudus U.S. MarketMasters Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Laudus International MarketMasters Fund (collectively, the "Funds"). Each of the Fund's portfolio managers is compensated solely by Harris Associates L.P. (the "Firm"), a subadviser. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:


      (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

      (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid out annually.

      (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.


The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International World ex U.S. Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter and longer-term periods, including one year, three years, five years, ten years, since an account's inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.


If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. Mr. Herro and Mr. Clark also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.






MONDRIAN INVESTMENT PARTNERS ("MONDRIAN") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2007. There are no accounts with respect to which the advisory fee is based on the performance of the account.



                             REGISTERED INVESTMENT         OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                    COMPANIES                     VEHICLES                   (SEPARATE ACCOUNTS)

                            NUMBER OF                      NUMBER OF                       NUMBER OF
         NAME               ACCOUNTS      TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS
         ----               --------      ------------     --------    ------------        --------        ------------
Ormala Krishnan                 0             0               1       $101,239,171            3           $508,999,361



CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:


ALLOCATION OF AGGREGATED TRADES






Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also "Side-by-side management of hedge funds" below.

ALLOCATION OF IPO OPPORTUNITIES

Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

DEALING IN INVESTMENTS AS PRINCIPAL IN CONNECTIONS WITH THE PROVISION OF SEED CAPITAL

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

DIRECTORSHIPS AND EXTERNAL ARRANGEMENTS

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

DUAL AGENCY

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

EMPLOYEE PERSONAL ACCOUNT DEALING

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND ENTERTAINMENT (RECEIVED)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of Pound Sterling100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

GIFTS AND ENTERTAINMENT (GIVEN)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of Pound Sterling200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

PERFORMANCE FEES

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

SIDE-BY-SIDE MANAGEMENT OF HEDGE FUNDS (MONDRIAN ALPHA FUNDS)

Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

SOFT DOLLAR ARRANGEMENTS

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

COMPENSATION.

Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing.

Competitive Salary -- All investment professionals are remunerated with a competitive base salary that periodically changes over time.

Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership -- Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.


OWNERSHIP OF FUND SHARES. As of October 31, 2007, the portfolio manager did not beneficially own any of the Fund's shares.


NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2007. There are no accounts with respect to which the advisory fee is based on the performance of the account.


                          REGISTERED INVESTMENT COMPANIES*        OTHER POOLED                  OTHER ACCOUNTS
                                                                INVESTMENT VEHICLES           (SEPARATE ACCOUNTS)**

                             NUMBER OF     TOTAL ASSETS       NUMBER OF     TOTAL         NUMBER OF        TOTAL ASSETS
           NAME              ACCOUNTS      (IN MILLIONS)      ACCOUNTS      ASSETS        ACCOUNTS        (IN MILLIONS)
           ----              --------      -------------      --------      ------        --------        -------------
David H Burshtan                2             $132.3             0            0              3                $321.0

* REGISTERED INVESTMENT COMPANIES INCLUDE: MUTUAL FUNDS MANAGED OR CO-MANAGED BY THE PORTFOLIO MANAGER

** OTHER ACCOUNTS INCLUDE: INSTITUTIONAL SEPARATE ACCOUNTS, SUB-ADVISED, AND MANAGED ACCOUNTS (WRAP)

CONFLICTS OF INTEREST.

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. NB Management, Neuberger Berman and each fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION.

A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible. NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment. In addition, there are additional stock and option award programs available. NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

OWNERSHIP OF FUND SHARES. As of October 31, 2007, the portfolio manager did not beneficially own any of the Fund's shares.


TAMRO CAPITAL PARTNERS LLC ("TAMRO") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio management investment team is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2007). These accounts do not have an advisory fee based on the performance of the account.



                       REGISTERED INVESTMENT COMPANIES        OTHER POOLED               OTHER ACCOUNTS
                                                               INVESTMENT VEHICLES        (SEPARATE ACCOUNTS)

                            NUMBER OF                         NUMBER OF      TOTAL       NUMBER OF      TOTAL
          NAME              ACCOUNTS       TOTAL ASSETS       ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
          ----              --------       ------------       --------      ------       --------      ------
Philip D. Tasho, CFA            3         $513.7 million         0           $0            167         $184.9
                                                                                                       million

Warren M. Gump, CFA             3         $513.7 million         0           $0            167         $184.9
                                                                                                       million

Timothy A. Holland, CFA         3         $513.7 million         0           $0            167         $184.9
                                                                                                       million

Ronald G. Whitley               3         $513.7 million         0           $0            167         $184.9
                                                                                                       million






POTENTIAL CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts in the allocation of investment opportunities in a way that favors other accounts over the Fund; TAMRO has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing TAMRO client portfolios is organized according to the investment discipline. Investment disciplines are Small-Cap Core, Large-Cap Value, All-Cap, and Contrarian. When managing portfolios, the manager will generally purchase and sell securities across all portfolios that he manages in each investment discipline. TAMRO will aggregate orders to purchase or sell the same security for multiple accounts when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Some orders for certain client accounts may, by investment restriction or otherwise, not be available for aggregation. To the extent trades are aggregated, shares purchased or sold are generally allocated to the portfolios pro rata based on order size.

TAMRO does not believe that the conflicts, if any, are material, or to the extent that any such conflicts are material, TAMRO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.


COMPENSATION. As Chief Executive Officer and Chief Investment Officer of TAMRO, Philip Tasho's compensation is comprised of an annual base salary, potential for an annual bonus based on a combination of job performance and TAMRO's overall company performance, and potential

K1 income through equity participation in the firm. As the firm's Equity Analysts, Warren Gump, Timothy Holland and Ronald Whitley's compensation is comprised of an annual base salary, potential for an annual bonus based on a combination of job performance and TAMRO's overall company performance, and potential K1 income through equity participation in the firm.



OWNERSHIP OF FUND SHARES. As of October 31, 2007, the members of the portfolio management investment team did not own any shares of the Fund.



TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS SMALL-CAP MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2007).



                           REGISTERED INVESTMENT COMPANIES
                              (THIS AMOUNT INCLUDES THE
                              LAUDUS U.S. AND SMALL-CAP          OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                 MARKETMASTERS FUNDS)                  VEHICLES

                            NUMBER OF                        NUMBER OF                        NUMBER OF
          NAME              ACCOUNTS        TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
          ----              --------        ------------     --------       ------------      --------        ------------
Nicholas Galluccio              7           $1,768.4 m           7           $620.2 m             27           $1,527.2 m
Susan Suvall                    7           $1,768.4 m           7           $620.2 m             27           $1,527.2 m



Accounts where compensation is based upon account performance:


                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                    COMPANIES                       VEHICLES                  OTHER ACCOUNTS

                            NUMBER OF                      NUMBER OF                     NUMBER OF
      NAME                  ACCOUNTS      TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS
      ----                  --------      ------------     --------     ------------     --------     ------------
Nicholas Galluccio              0                             4           $23.8 m           7          $538.8 m
Susan Suvall                    0                             4           $23.8 m           7          $538.8 m



CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Funds. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

COMPENSATION. Portfolio managers of TCW are compensated through a combination of base salary, profit sharing based compensation ("profit sharing") and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Funds is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW and its affiliates under The TCW Group (collectively, "TCW"), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Funds; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of TCW and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. TCW portfolio managers also participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Societe Generale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers do not own any shares of the Funds.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2007.



                              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                   COMPANIES                       VEHICLES                     OTHER ACCOUNTS

                            NUMBER OF                     NUMBER OF                      NUMBER OF
       NAME                 ACCOUNTS    TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS      ACCOUNTS         TOTAL ASSETS
       ----                 --------    ------------      --------     ------------      --------         ------------
William V. Fries              17       $24,402,515,373      13        $2,161,864,720.     10,205      $10,863,535,065.
Ed Maran                       7        $5,990,669,912       6        $1,521,328,720.      2,829       $3,943,005,737.
Connor Browne                  7        $5,990,669,912       6        $1,521,328,720.      2,829       $3,943,005,737.



Accounts where compensation is based on account performance.


                            REGISTERED INVESTMENT         OTHER POOLED INVESTMENT             OTHER ACCOUNTS
                                   COMPANIES                       VEHICLES

                            NUMBER OF                      NUMBER OF                      NUMBER OF
     NAME                   ACCOUNTS    TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS    ACCOUNTS        TOTAL ASSETS
     ----                   --------    ------------       --------       ------------    --------        ------------
William V. Fries                0                              0                             2          $1,054,902,452.
Ed Maran                        0                              0                             1            $932,654,368.
Connor Browne                   0                              0                             1            $932,654,368.


CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

      - Allocating a favorable investment opportunity to one account but not another.

      - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

      - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.


      - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.


Thornburg has informed the Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the Fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

COMPENSATION. The compensation of Thornburg's portfolio managers includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio managers also own equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio managers, including the fund; multiple year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio managers to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio managers' compensation with respect to the fund and other accounts managed by the portfolio managers, except that certain accounts managed by the portfolio managers may have no income or capital gains tax considerations. To the extent that the portfolio managers realize benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.


OWNERSHIP OF FUND SHARES. As of October 31, 2007, the portfolio managers did not own any shares of the Fund.



TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. As of January 1, 2008, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows. These accounts do not have an advisory fee based on the performance of the account.



                    REGISTERED INVESTMENT COMPANIES      OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                       NUMBER OF                          NUMBER OF                          NUMBER OF
      NAME             ACCOUNTS         TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS
      ----             --------         ------------      --------        ------------       --------         ------------
P. Drew Rankin            2           $51.1 million           1          $23.9 million          494         $604.2 million
  Doug Adams              2           $51.1 million           1          $23.9 million          486         $589.4 million
 Allen Huang              2           $51.1 million           1          $23.9 million          486         $589.4 million



CONFLICTS OF INTEREST. The portfolio manager manages multiple accounts, including the Fund, which has the potential for conflicts of interest. Potential conflicts of interest between accounts are addressed by Tocqueville through internal monitoring policies and procedures reasonably designed to manage or mitigate those conflicts.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. Tocqueville has adopted policies and procedures it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and other accounts that may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. Tocqueville has adopted a "trade allocation and aggregation" policy that is designed to ensure that client accounts are treated fairly and equitably. Although trades are typically allocated based on order size, differences may exist based on a number of factors such as a client's investment objective or risk profile. The compliance officer reviews allocations periodically to attempt to ensure that all accounts are treated fairly.

Tocqueville has also adopted policies and procedures for managing multiple accounts ("Multiple Account Policies"). In addition to describing the allocation and aggregation policies, the Multiple Account Policies describe additional activities that may involve conflicts in connection with managing multiple accounts and set forth certain procedures to address those conflicts. For example, the portfolio manager must inform the chief operating officer or the chief compliance officer whenever he is to engaging in short sales of securities for the Fund or other accounts. The chief compliance officer periodically reviews permitted short sales to attempt to ensure that no accounts are systematically favored over others.

It is the policy of Tocqueville to manage each account based on the client's investment objectives and related restrictions and, as discussed above, Tocqueville has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

COMPENSATION. Tocqueville Asset Management, L.P. (Tocqueville") is one of several investment sub-advisers to the Fund for which it is paid an advisory fee based on the value of the Fund assets under its management.


As of January 1, 2008, Tocqueville compensates the portfolio manager for the Fund with a base monthly payment and an annual bonus. In the case of the portfolio manager being responsible for managing multiple Tocqueville accounts, the method used to determine the compensation of the portfolio manager is the same for his management services on all accounts, including the Fund, where he is the primary investment adviser/portfolio manager.


The base compensation is calculated and paid on a monthly basis. It is based on the amount of all investment advisory fees collected by Tocqueville each month, in arrears, based on the value of the portfolio assets of accounts, including the Fund, for which the portfolio manager is the primary investment adviser/portfolio manager at Tocqueville. For one unrelated account managed by the portfolio manager, a portion of the fee paid to Tocqueville may be linked to performance. For that particular account, Tocqueville will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a pre-determined threshold. The portfolio manager is paid a percentage of all these fees and Tocqueville retains the balance. The percentage of fees to be paid the portfolio manager was mutually agreed to and established at the time the portfolio manager first joined Tocqueville.

The portfolio manager also receives a discretionary annual bonus that is determined by a number of factors. One of the primary components is the overall profitability of Tocqueville. Other factors include the expansion of the client account base and, the market environment for the period under review. Another component is the amount of Tocqueville revenue that was generated by the work and effort of the portfolio manager. Additional factors include the involvement of the portfolio manager in the investment management functions of Tocqueville; his role in the development of other investment professionals and his work relationship with support staff; and, his overall contribution to strategic planning and his input in decisions for the Tocqueville group of investment managers.

Upon retirement, the portfolio manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.


OWNERSHIP OF FUND SHARES. As of January 1, 2008 the portfolio manager did not own any Fund shares.



WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2007). This listing includes international and global equity accounts, as well as small cap domestic equity accounts where Mr. Hirayama is one of four portfolio managers.



NAME                   REGISTERED INVESTMENT COMPANIES       OTHER POOLED INVESTMENT            OTHER ACCOUNTS
                                                                    VEHICLES                 (SEPARATE ACCOUNTS)
                         NUMBER OF                          NUMBER OF                   NUMBER OF
                         ACCOUNTS      TOTAL ASSETS         ACCOUNTS    TOTAL ASSETS    ACCOUNTS        TOTAL ASSETS
                         --------      ------------         --------    ------------    --------        ------------
Richard K. Hirayama         3          $1,221,852,351         1        $85,200,704        682         $9,780,973,602


Accounts where compensation is based on account performance.


NAME                   REGISTERED INVESTMENT COMPANIES         OTHER POOLED                   OTHER ACCOUNTS
                                                            INVESTMENT VEHICLES            (SEPARATE ACCOUNTS)

                         NUMBER OF                          NUMBER OF    TOTAL         NUMBER OF
                         ACCOUNTS      TOTAL ASSETS         ACCOUNTS     ASSETS        ACCOUNTS        TOTAL ASSETS
                         --------      ------------         --------     ------        --------        ------------
Richard K. Hirayama         0                $0               0           $0               2            $574,395,802


The above figures do not include 11,445 accounts representing $3,096 million in assets under management for broker sponsored wrap programs.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.

COMPENSATION. WHV has created a unique work environment that challenges its investment professionals, provides an entrepreneurial work atmosphere, and rewards them with highly competitive compensation and benefits. This has been successful in retaining its individuals, as evidenced by the tenure of the firm's senior professionals.

WHV pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm's revenues. Total compensation is based upon individual input and success of the firm.


In 2004, the Laird Norton Investment Management, Inc. board of directors committed itself to granting an equity participation stake of its ownership in Wentworth, Hauser and Violich to select employees of the firm. The grant is being phased in over a five-year period and is subject to achieving specific growth objectives. It is expected that this grant will eventually amount to 25% of the firm's equity. In the case of Mr. Hirayama, a separate agreement was reached whereby he is rewarded based on the success of the WHV International Equity and WHV Global Equity strategies.



OWNERSHIP OF FUND SHARES. As of October 31, 2007, the portfolio manager does not beneficially own any of the Fund's shares.



WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. W. George Greig, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund, other registered investment companies, other pooled investment vehicles and other advisory accounts. There are no accounts with respect to which the advisory fee is based on the performance of the account. As of October 31, 2007, the date of the Fund's most recent fiscal year end, information on these other accounts is as follows:



                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                 COMPANIES                         VEHICLES                      ALL OTHER ACCOUNTS

                          NUMBER OF                        NUMBER OF                        NUMBER OF
       NAME               ACCOUNTS       TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS
                          --------       ------------      --------       ------------      --------     ------------
W. George Greig              11           $8,855.0M           8           $10,414.1M          2,753      $12,694.7M



CONFLICTS OF INTEREST. Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.


COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of October 31, 2007 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

OWNERSHIP OF FUND SHARES. As of October 31, 2007, the portfolio manager did not beneficially own any shares of the Fund.




                    BROKERAGE ALLOCATION AND OTHER PRACTICES


                               PORTFOLIO TURNOVER

For reporting purposes, each fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

Following are the portfolio turnover rates for the past two fiscal years ended October 31 for each of the funds.


                FUND                                2007               2006
               -------                            --------           -------
Laudus U.S. MarketMasters Fund TM                    60%                65%

Laudus Small-Cap MarketMasters                       83%               105%
Fund TM

Laudus International MarketMasters                   71%                90%
Fund TM




                          PORTFOLIO HOLDINGS DISCLOSURE


The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.


The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of a fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of a fund's portfolio holdings information.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab

Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

In addition, the funds' service providers including, without limitation, the investment adviser, investment sub-advisers, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.


The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.



The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.



Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.





                             PORTFOLIO TRANSACTIONS

The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of brokerage commissions.

The investment adviser and sub-advisers seek to obtain the best execution for the funds' portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser and sub-advisers may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.




                                  PROXY VOTING


The Board of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The Trustees have adopted CSIM's Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM's Proxy Voting Policy and Procedures is included in Appendix A.


The trust is required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

                              BROKERAGE COMMISSIONS

Each fund paid brokerage commissions for fiscal years ended October 31 as shown below.


FUND                             2007               2006              2005
Laudus U.S. MarketMasters      $165,191           $233,989          $388,690
Fund TM
Laudus Small-Cap               $992,569           $447,468          $597,602
MarketMasters Fund TM
Laudus International         $6,636,094         $4,903,117 2      $2,644,288
MarketMasters Fund TM

                             REGULAR BROKER-DEALERS


A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2007, certain of the funds purchased securities issued by the following regular broker-dealers:



LAUDUS US MARKETMASTERS FUND TM



REGULAR BROKER-DEALER               VALUE OF FUND'S HOLDINGS AS OF OCTOBER 31, 2007
Morgan Stanley                                           $1,796,000
J.P. Morgan Securities, Inc.                             $1,410,000
Citigroup Global Markets, Inc.                           $1,249,000
Goldman Sachs & Co.                                        $974,000
UBS Securities LLC                                         $929,000



LAUDUS INTERNATIONAL MARKETMASTERS FUND TM



REGULAR BROKER-DEALER               VALUE OF FUND'S HOLDINGS AS OF OCTOBER 31, 2007
UBS Securities LLC                                       $33,582,000
Credit Suisse Securities (USA) LLC                       $26,031,000



2 The dollar amount of brokerage commissions paid by the fund in fiscal year
  2006 was greater than in fiscal year 2005 primarily due to a significant increase in the fund's assets.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2007:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders that are received in good order by the funds' transfer agent no later than the close of the NYSE's trading session will be executed that day at the funds' (or class') share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, the Laudus MarketMasters Funds TM reserve the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds' officers determine that such a waiver is in the best interests of a fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing' is included in the funds' prospectus.

Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one SchwabFund, including Laudus MarketMasters Funds TM and the simultaneous purchase of shares of another SchwabFund, including another Laudus MarketMasters Funds. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Also, exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each fund or share class calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund.

The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                     FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers if the fund owns at least 20% of the voting power of such issuers and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that the Laudus International MarketMasters Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Laudus International MarketMasters Fund TM, will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.


The Laudus International MarketMasters Fund may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent that the fund does invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the fund's economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.


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

APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES



Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.



The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Variable Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.



To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.





PROXY VOTING POLICY




For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.


         Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.



         ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP



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



Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.



      For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.



      With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.



      In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.



      CONFLICTS OF INTEREST. EXCEPT AS DESCRIBED ABOVE FOR PROXIES OF MUTUAL FUNDS, WHERE PROXY ISSUES PRESENT MATERIAL CONFLICTS OF INTEREST BETWEEN CSIM, AND/OR ANY OF ITS AFFILIATES, AND CSIM'S CLIENTS, CSIM WILL DELEGATE TO ISS RESPONSIBILITY FOR VOTING SUCH PROXIES IN ACCORDANCE WITH ISS'S PROXY PROCEDURES, OR, IN THE CASE OF LP PROXIES, IN ACCORDANCE WITH GLASS LEWIS'S RECOMMENDATIONS AS PROVIDED TO ISS. THE CSIM LEGAL DEPARTMENT IS



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


RESPONSIBLE FOR DEVELOPING PROCEDURES TO IDENTIFY MATERIAL CONFLICTS OF
INTEREST.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      o     proxy statements and ballots written in a foreign language;

      o     untimely and/or inadequate notice of shareholder meetings;

      o     restrictions of foreigner's ability to exercise votes;

      o     requirements to vote proxies in person;


      o requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.



In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.



      Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.


      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION


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

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.


CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.


PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.


CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:



Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007



1. Auditors


AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:


      - An auditor has a financial interest in or association with the company, and is therefore not independent;



      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;



      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or



      -     Fees for non-audit services ("other" fees) are excessive.



Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:



      -     The tenure of the audit firm;



      -     The length of rotation specified in the proposal;



      -     Any significant audit-related issues at the company;



      -     The number of audit committee meetings held each year;



      -     The number of financial experts serving on the committee; and



      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.



2. Board of Directors



              VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Vote AGAINST or WITHHOLD from individual directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse;


      -     Sit on more than six public company boards;


      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.



Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



                                       82
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      -     The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;



      - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;



      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;



      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);



      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);


      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;


      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;



      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;



      - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.



Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:


      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;


      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;


      -     The full board is less than majority independent.


Vote AGAINST or WITHHOLD from the members of the audit committee if:



      - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");



      - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or


      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.


Vote AGAINST or WITHHOLD from the members of the compensation committee if:



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      -     There is a negative correlation between the chief executive's pay and company performance;


      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;


      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;



      -     The company has backdated options (see "Options Backdating" policy);


      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.


Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



                  CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.



                                CUMULATIVE VOTING



Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:



      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and



      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.



Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).



                     INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)



Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:



      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:



            - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;



            - serves as liaison between the chairman and the independent directors;



            -     approves information sent to the board;



            -     approves meeting agendas for the board;



            - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;



            - has the authority to call meetings of the independent directors;



            - if requested by major shareholders, ensures that he is available for consultation and direct communication;



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      -     The company publicly discloses a comparison of the duties of its independent lead director and its chairman;



      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;


      -     Two-thirds independent board;


      -     All independent key committees;


      -     Established governance guidelines;


      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and



      -     The company does not have any problematic governance issues.



Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.




 * The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).



                       MAJORITY VOTE SHAREHOLDER PROPOSALS



Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.



                                   OPEN ACCESS



Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:



      -     The ownership threshold proposed in the resolution;



      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.



3. Proxy Contests


               VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

                     REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.


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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:



      - The election of fewer than 50 percent of the directors to be elected is contested in the election;



      -     One or more of the dissident's candidates is elected;



      - Shareholders are not permitted to cumulate their votes for directors; and



      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.


4. Takeover Defenses

                                  POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or


      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.



Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:



      -     No lower than a 20 percent trigger, flip-in or flip-over;


      -     A term of no more than three years;


      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;



      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.



                  SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS



Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



                         SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.



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5. Mergers and Corporate Restructurings



For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.


     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.


     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



         - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



         - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



6. State of Incorporation



REINCORPORATION PROPOSALS



Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:



     -   The reasons for reincorporating;



     -    A comparison of the governance provisions;



     -    Comparative economic benefits; and



     -    A comparison of the jurisdictional laws.



7. Capital Structure



                           COMMON STOCK AUTHORIZATION



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5



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percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:


     - Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     - Absence of non-shareholder approved poison pill;

     - Reasonable equity compensation burn rate;

     - No non-shareholder approved pay plans; and

     - Absence of egregious equity compensation practices.

                                DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;


     - It is not designed to preserve the voting power of an insider or significant shareholder.



                      ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



8. Executive and Director Compensation



                            EQUITY COMPENSATION PLANS



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



     -    The total cost of the company's equity plans is unreasonable;



     - The plan expressly permits the repricing of stock options without prior shareholder approval;



     -    There is a disconnect between CEO pay and the company's performance;



     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or



     -    The plan is a vehicle for poor pay practices.



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                               POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

     - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

     - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

     - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

     - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

     - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

               - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -

               - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

               - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

     - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

     - Other excessive compensation payouts or poor pay practices at the company.


DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



     -    Vesting schedule or mandatory holding/deferral period: -



               - A minimum vesting of three years for stock options or restricted stock; or --



               - Deferred stock payable at the end of a three-year deferral period.



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     -    Mix between cash and equity:



               - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or



               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



     - No retirement/benefits and perquisites provided to non-employee directors; and



     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



                 EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



     -    Purchase price is at least 85 percent of fair market value;



     -    Offering period is 27 months or less; and



     - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.


Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.


               EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);



     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;



     - No discount on the stock price on the date of purchase since there is a company matching contribution.


Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.


                               OPTIONS BACKDATING



In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



     - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);


     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;


     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;



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     -    Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.


                   OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS


Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.


Vote FOR shareholder proposals to put option repricings to a shareholder vote.


                           STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

                       TRANSFER PROGRAMS OF STOCK OPTIONS

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.


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Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

     COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

 DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

                          PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

     - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;


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     -    Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

     -    Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance-driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

                    PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

     - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;


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
     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan.

     - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

                                 RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     -    If the company has adopted a formal recoupment bonus policy; or

     - If the company has chronic restatement history or material financial problems.

              SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES


Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



     -    The triggering mechanism should be beyond the control of management;



     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);



     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)


Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

                                CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.


                             PHARMACEUTICAL PRICING



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.


Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:


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     -    The existing level of disclosure on pricing policies;



     -    Deviation from established industry pricing norms;



     - The company's existing initiatives to provide its products to needy consumers;



     - Whether the proposal focuses on specific products or geographic regions.



                       PRODUCT SAFETY AND TOXIC MATERIALS



Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:


     - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies or violations.


Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:



     -    Current regulations in the markets in which the company operates;


     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

                                 CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

                            GREENHOUSE GAS EMISSIONS


Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.



             POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING


Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without


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providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:



     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and



     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.



Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



                            SUSTAINABILITY REPORTING


Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:


                            I. ELECTION OF DIRECTORS


Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.


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


We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.



In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.



We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.



Although we typically vote for the election of directors, we will withhold from directors for the following reasons:



      - A director who attends less than 75% of the board and applicable committee meetings.



      - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).



      - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.



      - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.



We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:



      -     CFO who presently sits on the board.



      -     Director who presently sits on an excessive number of boards



      - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.



      - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.



      -     Director with an interlocking directorship.



Board Committee Composition



All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.



Review of the Compensation Discussion and Analysis Report



We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent


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


to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.



Separation of the roles of Chairman and CEO



Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.



We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.



We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.



In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.



Majority Voting for the Election of Directors



Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.



Classified Boards



Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.



Mutual Fund Boards



Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:


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     1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.



     2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.




                             II. FINANCIAL REPORTING



Auditor Ratification



We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.



Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:



      - When audit fees added to audit-related fees total less than one-third of total fees.



      - When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).



      -     When the company has aggressive accounting policies.



      - When the company has poor disclosure or lack of transparency in financial statements.



      - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.



      - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.



Auditor Rotation



We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).



Pension Accounting Issues



Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.



                                III. COMPENSATION


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Equity Based Compensation Plans



Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.



We evaluate option plans based on ten overarching principles:



      -     Companies should seek additional shares only when needed.



      - The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).



      - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.



      -     Annual net share count and voting power dilution should be limited.



      - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.



      - The expected annual cost of the plan should be proportional to the value of the business.



      - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.



      - Plans should deliver value on a per-employee basis when compared with programs at peer companies.



      -     Plans should not permit re-pricing of stock options.



Option Exchanges



Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:



      -     Officers and board members do not participate in the program.



      - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.



      - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.



      - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.



Performance Based Options



We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.



Linking Pay with Performance



Executive compensation should be linked directly with the performance of the business the


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executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.



Director Compensation Plans



Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.



Options Expensing



We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.



Limits on Executive Compensation



Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.



Limits on Executive Stock Options



We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.



                            IV. GOVERNANCE STRUCTURE



Anti-Takeover Measures



Poison Pills (Shareholder Rights Plans)



Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.



We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.



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In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.



Right of Shareholders to Call a Special Meeting



We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.



Shareholder Action by Written Consent



We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.



Authorized Shares



Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:



      1.    Stock split
      2.    Shareholder defenses
      3.    Financing for acquisitions
      4.    Financing for operations



Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.



Voting Structure



Cumulative Voting



Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.



Supermajority Vote Requirements



Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.



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Shareholder Proposals



Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.



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February 22, 2008                                          Exhibit (d)(vii)

Randall W. Merk,
President and Chief Executive Officer,
Schwab Capital Trust
Schwab Investments
101 Montgomery Street
San Francisco, CA 94104

Re: Funds of Schwab Capital Trust and Schwab 1000 Fund

Dear Mr. Merk:

This letter will confirm our agreement to limit net operating expenses of the following funds, as noted in the table below and described in the funds' registration statements filed with the Securities and Exchange Commission.

                                              NET OPERATING         GUARANTEED
FUND                                          EXPENSE LIMIT         THROUGH:
SCHWAB MARKETTRACK ALL EQUITY                   50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK CONSERVATIVE                 50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK BALANCED                     50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK GROWTH                       50 bps               2/27/09
PORTFOLIO -- INVESTOR SHARES

SCHWAB MARKETTRACK CONSERVATIVE                 35 bps               2/27/09
PORTFOLIO -- P SHARES

SCHWAB MARKETTRACK GROWTH                       35 bps               2/27/09
PORTFOLIO -- P SHARES

LAUDUS U.S. MARKETMASTERS                      125 bps               2/27/09
FUND- INVESTOR SHARES

LAUDUS U.S. MARKETMASTERS                      107 bps               2/27/09
FUND- SELECT SHARES

LAUDUS SMALL-CAP MARKETMASTERS                 155 bps               2/27/09
FUND- INVESTOR SHARES

LAUDUS SMALL-CAP MARKETMASTERS                 137 bps               2/27/09
FUND -- SELECT SHARES

LAUDUS INTERNATIONAL MARKETMASTERS             165 bps               2/27/09
FUND -- INVESTOR SHARES

LAUDUS INTERNATIONAL MARKETMASTERS             147 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB LARGE-CAP GROWTH                        120 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB LARGE-CAP GROWTH                         99 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB CORE EQUITY FUND                         75 bps               2/27/09

SCHWAB S&P 500 INDEX                            37 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB S&P 500 INDEX                            19 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB S&P 500 INDEX                            28 bps               2/27/09
FUND -- E.SHARES

SCHWAB 1000 INDEX                               51 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB 1000 INDEX                               36 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB SMALL-CAP INDEX                          60 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB SMALL-CAP INDEX                          42 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB TOTAL STOCK MARKET INDEX                 58 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB TOTAL STOCK MARKET INDEX                 39 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB INTERNATIONAL INDEX                      69 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB INTERNATIONAL -INDEX                    50 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB DIVIDEND EQUITY                         110 bps               2/27/09
FUND -- INVESTORS SHARES

SCHWAB DIVIDEND EQUITY                          95 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB SMALL-CAP EQUITY                        130 bps               2/27/09
FUND -- INVESTORSSHARES

SCHWAB SMALL-CAP EQUITY                        112 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB HEDGED EQUITY                           200 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB HEDGED EQUITY                           177 bps               2/27/09
FUND- SELECT SHARES

SCHWAB FINANCIAL SERVICES FUND                 110 bps               2/27/09


SCHWAB HEALTH CARE FUND                        110 bps               2/27/09

SCHWAB INSTITUTIONAL SELECT S&P 500 FUND        10 bps               2/27/09

SCHWAB PREMIER EQUITY                          130 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB PREMIER EQUITY                          115 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB BALANCED FUND (FORMERLY, SCHWAB           0 bps               2/27/09
VIEWPOINTS FUND, LAUDUS BALANCED
MARKETMASTERS FUND- INVESTOR SHARES)

SCHWAB TARGET 2010 FUND                          6 bps               2/27/09

SCHWAB TARGET 2015 FUND                          5 bps               2/27/09

SCHWAB TARGET 2020 FUND                          4 bps               2/27/09

SCHWAB TARGET 2025 FUND                          4 bps               2/27/09

SCHWAB TARGET 2030 FUND                          3 bps               2/27/09

SCHWAB TARGET 2035 FUND                          2 bps               2/27/09

SCHWAB TARGET 2040 FUND                          1 bps               2/27/09

SCHWAB RETIREMENT INCOME FUND                   10 bps               2/27/09

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       59 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       44 bps               2/27/09
FUND -- SELECT SHARES

SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX       35 bps               2/27/09
FUND -- INSTITUTIONAL SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         59 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         44 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL US SMALL-MID COMPANY         35 bps               2/27/09
INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          59 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          44 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL LARGE          35 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      79 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      64 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL INTERNATIONAL SMALL-MID      55 bps               2/27/09
COMPANY INDEX FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       84 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       69 bps               2/27/09
FUND -- INVESTOR SHARES

SCHWAB FUNDAMENTAL EMERGING MARKETS INDEX       60 bps               2/27/09
FUND -- INVESTOR SHARES

Sincerely,

/s/ George Pereira                            /s/ Pamela Saunders
------------------                            -------------------
George Pereira                                Pamela Saunders,
Chief Financial Officer, Charles Schwab       Vice President, Proprietary Funds
Investment Management, Inc.                   Charles Schwab & Co., Inc.

cc:
Jody Stuart
Shelley Harding
Michael Bonardi
Yi-Ching Wu
Jonathan De St Paer
Bessie Mitskaris
George Pereira
Gregory J. Hand
Zuogang Gao
James Pierce
Anna Loh
Mini Jande
Donna Passaglia

PART C

                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST


Item 23.    Exhibits.


(a)    Articles of                     Agreement and Declaration of Trust, dated May 6, 1993 is incorporated by
       Incorporation                   reference to Exhibit 1, File No. 811-7704, of Post-Effective Amendment No.
                                       21 to Registrant's Registration on Form N-1A, electronically filed on
                                       December 17, 1997.

(b)    By-Laws                         Amended and Restated Bylaws are incorporated by reference to Exhibit 2, File
                                       No. 811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on February 27, 1996.

(c)    Instruments           (i)       Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and
       Defining rights of              Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust,
       Security Holders                dated May 6, 1993, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit 1, File No. 811-7704, to Post-Effective Amendment No.
                                       21 of Registrant's Registration Statement on Form N-1A electronically filed on December 17, 1997.

                             (ii)      Articles 9 and 11 of the Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2, File No. 811-7704, of Post-Effective Amendment No.
                                       7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

(d)    Investment            (i)       Investment Advisory and Administration Agreement between Registrant and
       Advisory                        Charles Schwab Investment Management, Inc. (the "Investment Adviser"), dated
       Contracts                       June 15, 1994, is incorporated herein by reference to Exhibit 5(a), File No.
                                       811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on December 17, 1997.

                             (ii)      Form of Amended Schedules A and B to the Investment Advisory and Administration
                                       Agreement between Registrant and the Investment Adviser, referenced in
                                       Exhibit (d)(i) above, are herein electronically filed as Exhibit
                                       (d)(ii), File No. 811-7704.

                             (iii)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and American Century Investment Management, Inc.
                                       is incorporated herein by reference to Exhibit (d)(iv), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.


Part C

                             (iv)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and TCW Investment Management Company is
                                       incorporated by reference to Exhibit (d)(iv), File No. 811-7704 of
                                       Post-Effective Amendment No. 77 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on December 9, 2005.

                             (v)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Garner Lewis dated November 23, 2004, is incorporated herein by reference to Exhibit (d)(vi), File No. 811-7704 of
                                       Post-Effective Amendment  No. 71 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on February 25, 2005.

                             (vi)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Harris Associates LP is incorporated herein by reference to Exhibit (d)(x), File No. 811-7704 of Post-Effective Amendment
                                       No. 48 to Registrant's Registration Statement on Form N-1A electronically filed on May 30, 2002.

                             (vii)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Pacific Investment Management Company LLC is
                                       incorporated herein by reference to Exhibit (d)(xi), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.

                             (viii)    Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and TAMRO Capital Partners, LLC is incorporated herein by reference to Exhibit (d)(ix), File No. 811-7704 of Post-Effective
                                       Amendment No. 70 to Registrant's Registration Statement on Form N-1A
                                       electronically filed on February 12, 2005.

                             (ix)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and TCW Investment Management Company is
                                       incorporated herein by reference to Exhibit (d)(xiii), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.

                             (x)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Thornburg Investment Management Inc. is
                                       incorporated herein by reference to Exhibit (d)(xiv), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.

Part C

                             (xi)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Tocqueville Asset Management, L.P.
                                       incorporated herein by reference to Exhibit (d)(xv), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.

                             (xii)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and Veredus Asset Management LLC is incorporated herein by reference to Exhibit (d)(xvi), File No. 811-7704 of Post-Effective
                                       Amendment No. 48 to Registrant's Registration Statement on Form N-1A
                                       electronically filed on May 30, 2002.

                             (xiii)    Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                       Investment Management Inc., and William Blair & Company, L.L.C. is
                                       incorporated herein by reference to Exhibit (d)(xvii), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to Registrant's Registration Statement on
                                       Form N-1A electronically filed on May 30, 2002.

                             (xiv)     Investment Sub-Advisory Agreement between Charles Schwab Investment
                                       Management, Inc. and Mondrian Investment Partners Limited is incorporated by herein by reference to Exhibit (d)(xiv), file No. 811-7704 of Post-Effective
                                       Amendment No. 83 to Registrant's Registration Statement on Form N-1A
                                       electronically filed on February 28, 2007.

                             (xv)      Investment Sub-Advisory Agreement between Charles Schwab Investment
                                       Management, Inc. and Wentworth, Hauser & Violich is incorporated by herein by reference to Exhibit (d)(xv), file No. 811-7704 of Post-Effective Amendment
                                       No. 83 to Registrant's Registration Statement on Form N-1A electronically filed on February 28, 2007.

                             (xvi)     Letter of Agreement between Registrant and Investment Adviser on behalf of certain funds of Schwab Capital Trust dated February XX, 2008, is herein electronically filed as Exhibit (d)(xvi), File No. 811-7704.

                             (xvii)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and American Century Investment
                                       Management, Inc., dated March 26, 2003, is incorporated herein by reference to Exhibit (d)(xviii), File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 2004.


Part C

                             (xviii)   Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and Harris Associates LP, dated March 26,
                                       2003, is incorporated herein by reference to Exhibit (d)(xxii), File No.
                                       811-7704 of Post-Effective Amendment No. 60 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on February 26, 2004.

                             (xix)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and Pacific Investment Management Company
                                       LLC, dated March 26, 2003, is incorporated herein by reference to Exhibit
                                       (d)(xxiii), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 2004.

                             (xx)      Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and TCW Investment Management Company,
                                       dated March 24, 2003, is incorporated herein by reference to Exhibit
                                       (d)(xxv), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 2004.

                             (xxi)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and Thornburg Investment Management Inc.,
                                       dated March 20, 2003, is incorporated herein by reference to Exhibit
                                       (d)(xxvi), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 2004.

                             (xxii)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and Tocqueville Asset Management, LP,
                                       dated April 8, 2003, is incorporated herein by reference to Exhibit
                                       (d)(xxvii), File No. 811-7704 of Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 2004.

                             (xxiii)   Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and Veredus Asset Management LLC, dated
                                       March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxviii),
                                       File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on February 26,
                                       2004.

                             (xxiv)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and William Blair & Company, LLC, dated
                                       March 26, 2003, is incorporated herein by reference to Exhibit (d)(xxix),
                                       File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on February 26,
                                       2004.

Part C

                             (xxv)     Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management, Inc., and TAMRO Capital Partners, LLC, dated
                                       March 11, 2004, is incorporated herein by reference to Exhibit (d)(xxii),
                                       File No. 811-7704 of Post-Effective Amendment No. 70, electronically filed on
                                       February 11, 2005.

                             (xxvi)    Amendment to Investment Sub-Advisory Agreement between Registrant, Charles
                                       Schwab Investment Management, Inc., and TAMRO Capital Partners, LLC, dated
                                       December 20, 2004, is incorporated herein by reference to Exhibit (d)(xxiii),
                                       File No. 811-7704 of Post-Effective Amendment No. 70, electronically filed on
                                       February 11, 2005.

(e)    Underwriting          (i)       Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
       Contracts                       ("Schwab"), dated July 21, 1993, is incorporated herein by reference to
                                       Exhibit 6(a), File No. 811-7704, of Post-Effective Amendment No. 21 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       December 17, 1997.

                             (ii)      Form of Amended Schedule A to the Distribution Agreement between Registrant and
                                       Schwab, referenced at Exhibit (e)(i) above, is herein electronically filed as
                                       Exhibit (e)(ii), File No. 811-7704.

(f)    Bonus or Profit                 Inapplicable
       Sharing Contracts

(g)    Custodian Agreements  (i)       Accounting Services Agreement between Registrant and SEI Investments, dated
                                       July 1, 2003, is incorporated herein by reference as Exhibit (g)(i), File No.
                                       811-7704 of Post-Effective Amendment No. 56 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on July 16, 2003.

                             (ii)      Amended Schedule A to the Accounting Services Agreement between Registrant and SEI Investments, referenced in Exhibit (g)(i) above, is incorporated herein by reference as Exhibit (g)(ii), File No. 811-7704 of
                                       Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on July 16, 2003.

                             (iii)     Transfer Agency Agreement between Registrant and Schwab, dated July 21,
                                       1993, is incorporated herein by reference to Exhibit 8(j), File No.
                                       811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on December 17, 1997.

                             (iv)      Form of Amended Schedules A and C to the Transfer Agency Agreement referenced at Exhibit (g)(iii) above, is herein electronically filed as Exhibit
                                       (g)(iv), File 811-7704.


Part C

                             (v)       Shareholder Service Agreement between Registrant and Schwab, dated July 21,
                                       1993 is incorporated herein by reference to Exhibit 8(l), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on December 17, 1997.

                             (vi)      Form of Amended Schedules A and C to the Shareholder Service Agreement between
                                       Registrant and Schwab, referenced at Exhibit (g)(vi) above, is herein electronically filed as Exhibit (g)(vi), File 811-7704.

                             (vii)     Custodian Agreement by and between Registrant and Brown Brothers Harriman &
                                       Co. dated June 29, 2001, is incorporated herein by reference as Exhibit
                                       (g)(vi), File No. 811-7704 of Post-Effective Amendment No. 55 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on June 30, 2003.

                             (viii)    Amended Schedule A to Custodian Agreement between Registrant and Brown
                                       Brothers Harriman & Co., dated July 1, 2003 referenced at Exhibit (g)(vii), is incorporated herein by reference as Exhibit (g)(viii), File No. 811-7704 of Post-Effective Amendment No. 56 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on July 16, 2003.

                             (ix)      Custodian Services Agreement between the Registrant and PFPC Trust Company on behalf of Schwab S&P 500 Fund, Schwab Core Equity Fund, Schwab Institutional
                                       Select S&P 500 Fund, Schwab Institutional Select Large-Cap Value Index Fund,
                                       Schwab Institutional Select Small-Cap Value Index Fund, Schwab Total Stock
                                       Market Index Fund, Schwab U.S. MarketMasters Fund, Schwab Balanced
                                       MarketMasters Fund, Schwab Small-Cap MarketMasters Fund, Schwab International
                                       MarketMasters Fund and Schwab Hedged Equity Fund, dated September 25, 2003, is incorporated herein by reference to Exhibit (g)(ix) to File No. 811-7704 , of Post-Effective Amendment No. 58 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on December 11, 2003.

                             (x)       Accounting Services Agreement between Registrant, on behalf of Schwab U.S.
                                       MarketMasters Fund, Schwab Balanced MarketMasters Fund, Schwab Small-Cap
                                       MarketMasters Fund, Schwab International MarketMasters Fund and Schwab Hedged
                                       Equity Fund, is incorporated herein by reference as Exhibit (g)(xxiv) to File No.
                                       811-7704, of Post-Effective Amendment No. 50 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on February 28, 2003.

                             (xi)      Rule 17f-5 and 17f-7 Services Agreement between Registrant and PFPC Trust
                                       Company dated September 25, 2003, is incorporated herein by reference to
                                       Exhibit (g)(xi) to File No. 811-7704, of Post-Effective Amendment No. 58
                                       to Registrant's Registration Statement on Form N-1A, electronically filed on December 11, 2003.


Part C

(h)    Other Material                  License Agreement between Schwab Capital Trust and Standard & Poor's is
       Contracts                       incorporated herein by reference to Exhibit (h), File No. 811-7704, of
                                       Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on February 26, 1999.

(i)    Legal Opinion                   Opinion of Counsel is herein electronically filed as Exhibit (i).

(j)    Other Opinions                  Independent Accountant's Consents are herein electronically filed as
                                       Exhibit (j).

(k)    Omitted Financial               Inapplicable.
       Statements

(l)    Initial Capital       (i)       Purchase Agreement for the Schwab International Index Fund(R), dated June
       Agreement                       17, 1993, is incorporated herein by reference to Exhibit 13(a), File No.
                                       811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on December 17, 1997.

                             (ii)      Purchase Agreement for the Schwab Small-Cap Index Fund(R), dated
                                       October 13, 1993, is incorporated herein by reference to Exhibit 13(b),
                                       File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on December 17,
                                       1997.

                             (iii)     Purchase Agreement for the Schwab MarketTrack Portfolios -- Growth
                                       Portfolio, Balanced Portfolio and Conservative Portfolio (formerly
                                       Schwab Asset Director(R)- High Growth, Schwab Asset Director - Balanced
                                       Growth, and Schwab Asset Director -- Conservative Growth Funds) is
                                       incorporated herein by reference to Exhibit 13(c), File No. 811-7704, of
                                       Post-Effective Amendment No. 6 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on December 15, 1996.

                             (iv)      Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and
                                       e.Shares(R) is incorporated herein by reference to Exhibit 13(d), File No.
                                       811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on February 27, 1996.

                             (v)       Purchase Agreement for the Schwab Core Equity Fund TM (formerly Schwab
                                       Analytics Fund(R)) is incorporated herein by reference to Exhibit 13(e), File
                                       No. 811-7704, to Post-Effective Amendment No. 13 of Registrant's Registration
                                       Statement on Form N-1A, electronically filed on October 10, 1996.


Part C

                             (vi)      Purchase Agreement for Laudus International MarketMasters Fund (formerly
                                       Schwab International MarketMasters Fund, Schwab MarketManager International
                                       Portfolio and as Schwab OneSource(R) Portfolios-International) is
                                       incorporated herein by reference to Exhibit 13(f), File No. 811-7704, of
                                       Post-Effective Amendment No. 13 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on October 10, 1996.

                             (vii)     Purchase Agreement for Laudus U.S. MarketMasters Fund and Laudus Balanced
                                       MarketMasters Fund (formerly Schwab U.S. MarketMasters Fund and Schwab
                                       Balanced MarketMasters Fund, Schwab MarketManager TM Growth Portfolio and
                                       Balanced Portfolio and as Schwab OneSource Portfolios-Growth Allocation and
                                       Schwab OneSource Portfolios-Balanced Allocation) is incorporated herein by reference of Exhibit 13(g), File No. 811-7704, to Post-Effective Amendment
                                       No. 14 to Registration Statement on Form N-1A, electronically filed on
                                       December 18, 1996.

                             (viii)    Purchase Agreement for Laudus Small-Cap MarketMasters Fund (formerly
                                       Schwab Small-Cap MarketMasters Fund, Schwab MarketManager Small Cap
                                       Portfolio and as Schwab OneSource(R) Portfolios-Small Company) is
                                       incorporated herein by reference to Exhibit 13(h), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.

                             (ix)      Purchase Agreement for Schwab MarketTrack TM All Equity Portfolio is
                                       incorporated herein by reference to Exhibit 13(i), File No. 811-7704, of
                                       Post-Effective Amendment No. 26 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on August 14, 1998.

                             (x)       Purchase Agreement for Schwab Institutional Select S&P 500 Fund, Schwab
                                       Institutional Select Large-Cap Value Index Fund and Schwab Institutional
                                       Select Small-Cap Value Index Fund (formerly Institutional Select S&P 500
                                       Fund, Institutional Select Large-Cap Value Index Fund and Institutional
                                       Select Small-Cap Value Index Fund) is incorporated herein by reference to
                                       Exhibit (l)(x), File No. 811-7704, of Post-Effective Amendment No. 32 to
                                       Registrant's Registration Statement on Form N-1A, electronically filed on
                                       February 26, 1999.

                             (xi)      Purchase Agreement for Schwab Total Stock Market Index Fund is incorporated herein by reference to Exhibit (l)(xi), File No. 811-7704, of Post-Effective
                                       Amendment No. 33 to Registrant's Registration Statement on Form N-1A
                                       electronically filed on April 15, 1999.

Part C

                             (xii)     Purchase Agreement for Schwab Financial Services Fund, Schwab Health Care
                                       Fund and Schwab Technology Fund (formerly Schwab Focus Funds) Schwab
                                       Focus Funds, is incorporated herein by reference to Exhibit (l)(xii), File
                                       No. 811-7704, of Post-Effective Amendment No. 40 to Registrant's
                                       Registration Statement on Form N-1A electronically filed on February 26,
                                       2001.

                             (xiii)    Purchase Agreement for Schwab Hedged Equity Fund is incorporated herein by reference to Exhibit (l)(xiii) to File No. 811-7704, of Post-Effective
                                       Amendment No. 49 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on August 6, 2002.

                             (xiv)     Purchase Agreement for Schwab Small-Cap Equity Fund is incorporated herein by reference to Exhibit (l)(xxiv), File No. 811-7704 of Post-Effective Amendment
                                       No. 55 to Registrant's Registration Statement on Form N-1A, electronically filed on June 30, 2003.

                             (xv)      Purchase Agreement for Schwab Dividend Equity Fund is incorporated herein by reference to Exhibit (l)(xv), File No. 811-7704 of Post-Effective Amendment
                                       No. 58 to Registrant's Registration Statement on Form N-1A, electronically filed on December 11, 2003.

                             (xvi)     Purchase Agreement for Schwab Premier Equity Fund is incorporated herein by reference to Exhibit (l)(xvi), File No. 811-7704 of Post-Effective Amendment
                                       No. 70 to Registrant's Registration Statement on Form N-1A, electronically filed on February 11, 2005.

                             (xvii)    Purchase agreement for each of the Schwab Fundamental US Large Company
                                       Index Fund, Schwab Fundamental US Small-Mid Company Index Fund and
                                       Schwab Fundamental International Large Company Index Fund is incorporated herein by reference to Exhibit (l)(xvii), File No. 811-7704, of
                                       Post-Effective Amendment No. 84 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on April 2, 2007.

                             (xviii)   Purchase Agreement for each of the Schwab Fundamental Emerging Markets
                                       Index Fund and Schwab Fundamental Small-Mid Company Index Fund is
                                       incorporated herein by reference to Exhibit (l)(xviii), File No. 811-7704, of Post-Effective Amendment No. 88 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on December 15, 2007.

(m)    Rule 12b-1 Plan                 Inapplicable.

(n)    Financial Data        (i)       Inapplicable.
       Schedule

Part C

(o)    Rule 18f-3 Plan       (i)       Amended and Restated Multiple Class Plan, adopted
                                       on February 28, 1996, amended and restated as of February 28, 2007 is incorporated herein by reference to Exhibit (o)(i), File No. 811-7704, of
                                       Post-Effective Amendment No. 84 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on April 2, 2007.

                             (ii)      Amended Schedule A to the Amended and Restated Multiple Class Plan
                                       referenced at Exhibit (o)(i) above is incorporated by reference to Exhibit
                                       (o)(ii), File 811-7704, of Post-Effective Amendment No. 88 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on December 15, 2007.

(p)    Power of Attorney     (i)       Power of Attorney executed by Mariann Byerwalter, January 8, 2008, is incorporated by reference to Exhibit (p)(i), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (ii)      Power of Attorney executed by William A. Hasler, January 15, 2008, is incorporated by reference to Exhibit (p)(ii), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008

                             (iii)     Power of Attorney executed by Gerald B. Smith, January 16, 2008, is incorporated by reference to Exhibit (p)(iii), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (iv)      Power of Attorney executed by Charles R. Schwab, January 14, 2008, is incorporated by reference to Exhibit (p)(iv), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (v)       Power of Attorney executed by Donald R. Stephens, January 23, 2008, is incorporated by reference to Exhibit (p)(v), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (vi)      Power of Attorney executed by Michael W. Wilsey, January 14, 2008, is incorporated by reference to Exhibit (p)(vi), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (vii)     Power of Attorney executed by Randall W. Merk, January 4, 2008, is incorporated by reference to Exhibit (p)(vii), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

Part C

                             (viii)    Power of Attorney executed by George Pereira, January 3, 2008, is incorporated by reference to Exhibit (p)(viii), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (ix)      Power of Attorney executed by Walter W. Bettinger, II, January 4, 2008, is incorporated by reference to Exhibit (p)(ix), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (x)       Power of Attorney executed by Joseph Wender, January 11, 2008, is incorporated by reference to Exhibit (p)(x), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

                             (xi)      Power of Attorney executed by John F. Cogan, January 10, 2008, is incorporated by reference to Exhibit (p)(xi), File No. 811-7704, of
                                       Post-Effective No. 90 to Registrant's Registration Statement on Form N-1A,
                                       electronically filed on February 14, 2008.

(q)    Code of Ethics        (i)       Registrant, Charles Schwab Investment Management Inc. and Charles Schwab &
                                       Co., Inc. Code of Ethics is incorporated herein by reference to Exhibit
                                       (q)(i), File No. 811-7704 of Post-Effective Amendment No. 60 to Registrant's
                                       Registration Statement on Form N-1A, electronically filed on February 26,
                                       2004.

                             (ii)      American Century Investment Management, Inc. Code of Ethics, as amended
                                       December 18, 2006, is incorporated by reference to Exhibit (q)(ii), File No.
                                       811-7704, of Post-Effective Amendment No. 83 to Registrant's Registration
                                       Statement on Form N-1A, electronically filed on February 28, 2007.

                             (iii)     Harris Associates LLP Code of Ethics, as amended November 13, 2007, is herein electronically filed as Exhibit (q)(iii), File No. 811-7704.

                             (iv)      Pacific Investment Management Company LLC Code of Ethics adopted by is incorporated by reference to Exhibit (q)(viii), File No. 811-7704 of
                                       Post-Effective Amendment No. 60 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on February 26, 2004.

                             (v)       TAMRO Capital Partners, LLC Code of Ethics is electronically filed herein as
                                       Exhibit (q)(v), File No. 811-7704.

                             (vi)      TCW Investment Management Company Code of Ethics, dated November 1, 2006, is incorporated by reference to Exhibit (q)(vi), File No. 811-7704, of
                                       Post-Effective Amendment No. 83 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on February 28, 2007.

Part C

                             (vii)     Thornburg Investment Management, Inc. Code of Ethics, dated August 2006, is incorporated by reference to Exhibit (q)(vii), File No. 811-7704, of
                                       Post-Effective Amendment No. 83 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on February 28, 2007.

                             (viii)    Tocqueville Asset Management, L.P. Code of Ethics is electronically filed herein as Exhibit (q)(xiii), File No. 811-7704.

                             (ix)      Sub-Advisor Code of Ethics adopted by Veredus Asset Management LLC is incorporated herein by reference to Exhibit (q)(xiv), File No. 811-7704 of
                                       Post-Effective Amendment No. 58 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on December 11, 2003.

                             (x)       William Blair Company, L.L.C.  Code of Ethics is electronically filed herein as Exhibit (q)(xv), File No. 811-7704.

                             (xi)      Gardner Lewis Asset Management LP Code of Ethics is electronically flied herein as Exhibit (q)(xi), File No. 811-7704.

                             (xii)     Mondrian Investment Partners Limited Code of Ethics, effective January 2007, is incorporated by reference to Exhibit (q)(xii), File No. 811-7704, of
                                       Post-Effective Amendment No. 83 to Registrant's Registration Statement on
                                       Form N-1A, electronically filed on February 28, 2007.

                             (xiii)    Wentworth, Hauser & Violich Code of Ethics is electronically filed herein as
                                       Exhibit (q)(xiii), File No. 811-7704.

                             (xiv)     Neuberger Berman Code of Ethics is electronically filed herein as Exhibit
                                       (q)(xiv), File No. 811-7704.


Item 24.    Persons Controlled by or under Common Control with the Fund.

      The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.    Indemnification.

      Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act

Part C
and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to [The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust (f.k.a. Laudus Variable Insurance Trust)] each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, [The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios] and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Institutional Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position
with Adviser                                  Name of Other Company                         Capacity
-----------------------------    -------------------------------------------    ----------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                     Chairman and Chief Executive
Chairman                                                                        Officer

                                 The Charles Schwab Bank, N.A.                  Chairman, Director

                                 The Charles Schwab Corporation                 Chairman, Chief Executive Officer

Part C

Name and Position
with Adviser                                  Name of Other Company                         Capacity
-----------------------------    -------------------------------------------    ----------------------------------
                                 Schwab Holdings, Inc.                          Chief Executive Officer

                                 Schwab International Holdings, Inc.            Chairman and Chief Executive
                                                                                Officer

                                 Schwab (SIS) Holdings, Inc. I                  Chairman and Chief Executive
                                                                                Officer

                                 Charles Schwab Holdings (UK)                   Chairman

                                 United States Trust Company of New York        Chairman, Director

                                 U.S. Trust Company                             Chairman, Director

                                 U.S. Trust Corporation                         Chairman, Director

                                 All Kinds of Minds                             Director

                                 Charles and Helen Schwab Foundation            Director

                                 Stanford University                            Trustee

Randall W. Merk                  Charles Schwab & Co., Inc.                     Executive Vice President
Director, President and
Chief Executive Officer

                                 Laudus Trust                                   Trustee
                                 Laudus Institutional Trust

                                 Excelsior Funds Inc.                           Trustee
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

                                 Charles Schwab Worldwide Funds, PLC            Director

                                 Charles Schwab Asset Management (Ireland)      Director
                                 Limited

Koji E. Felton,                  Charles Schwab & Co., Inc.                     Senior Vice President, Deputy
Senior Vice President, Chief                                                    General Counsel
Counsel and Corporate
Secretary
                                 Laudus Trust                                   Chief Legal Officer
                                 Laudus Institutional Trust
                                 Excelsior Funds Inc.                           Chief Legal Officer and Secretary
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

Part C

Name and Position
with Adviser                                  Name of Other Company                         Capacity
-----------------------------    -------------------------------------------    ----------------------------------
Randall Fillmore,                Charles Schwab Investment Management, Inc.     Senior Vice President and Chief
Chief Compliance Officer                                                        Compliance Officer

                                 Charles Schwab & Co., Inc.                     Senior Vice President

                                 Laudus Trust                                   Chief Compliance Officer
                                 Laudus Institutional Trust

                                 Excelsior Funds Inc.                           Chief Compliance Officer
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

Kimon P. Daifotis,
Senior Vice President and
Chief Investment Officer,
Fixed Income

Jeffrey M. Mortimer,             Laudus Trust                                   Vice President and Chief
Senior Vice President and        Laudus Institutional Trust                     Investment Officer
Chief Investment Officer,
Equities

George Pereira,                  Laudus Trust                                   Chief Financial Officer
Senior Vice President and        Laudus Institutional Trust
Chief Financial Officer

                                 Excelsior Funds Inc.                           Chief Financial Officer and
                                 Excelsior Tax-Exempt Funds, Inc.               Chief Accounting Officer
                                 Excelsior Funds Trust
                                 Mutual Fund Division, UST Advisers, Inc.       Chief Financial Officer

                                 Charles Schwab Worldwide Funds, PLC            Director

                                 Charles Schwab Asset Management (Ireland)      Director
                                 Limited

Item 27.    Principal Underwriters.

            (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the [The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios] and intends to act as such for any other investment company which Schwab may sponsor in the future.

            (b) The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

Part C

                                                                                 Position and Offices with
Name                          Position and Offices with the Underwriter                  the Fund
-------------------     ----------------------------------------------------     -------------------------
Charles R. Schwab       Chairman and Chief Executive Officer                     Chairman and Trustee

Walt Bettinger          President and Chief Operating Officer                    Trustee

Joseph Martinetto       Executive Vice President and Chief Financial Officer     None

Carrie Dwyer            Executive Vice President, Corporate Oversight            None

Bryce Lensing           Executive Vice President, Risk Management

Randall W. Merk         Executive Vice President                                 President and Chief
                                                                                 Executive Officer

Jan Hier King           Executive Vice President, Human Resources                None

Gideon Sasson           Executive Vice President, Chief Information Officer      None

Becky Saeger            Executive Vice President, Chief Marketing Officer        None

Maurisa Sommerfield     Executive Vice President, Schwab Operations              None

Koji E. Felton          Senior Vice President, Deputy General Counsel            Chief Legal Officer and
                                                                                 Secretary

Randall Fillmore        Senior Vice President                                    Chief Compliance Officer


            (c)   None.

Item 28.    Location of Accounts and Records.

            All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Morgan Lewis & Bockius, 1701 Market Street, Philadelphia, PA 19103.

Part C

Item 29.    Management Services.

            Not applicable.

Item 30.    Undertakings.

            Not applicable.

Part C

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 93 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 27th day of February, 2008.

                        SCHWAB CAPITAL TRUST
                        Registrant

                        Charles R. Schwab*
                        ------------------
                        Charles R. Schwab, Chairman and Trustee


      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 27th day of February, 2008.

Signature                                    Title
---------                                    -----

Charles R. Schwab*                           Chairman and Trustee
-------------------
Charles R. Schwab

Walter W. Bettinger, II*                     Trustee
------------------------
Walter W. Bettinger, II

Mariann Byerwalter*                          Trustee
-------------------
Mariann Byerwalter

John F. Cogan*                               Trustee
--------------
John F. Cogan

William A. Hasler*                           Trustee
------------------
William A. Hasler

Gerald B. Smith*                             Trustee
----------------
Gerald B. Smith

Donald R. Stephens*                          Trustee
-------------------
Donald R. Stephens

Joseph H. Wender*                            Trustee
-----------------
Joseph H. Wender

Michael W. Wilsey*                           Trustee
-------------------
Michael W. Wilsey

Randall W. Merk*                             President and Chief Executive
-----------------                            Officer
Randall W. Merk

George Pereira*                              Treasurer and Principal
---------------                              Financial Officer
George Pereira


*By:  /s/ Timothy W. Levin
      --------------------
      Timothy W. Levin, Attorney-in-Fact
      Pursuant to Power of Attorney

Exhibit Index

(d)(ii)       Form of Schedules A & B Investment Advisory Agreement
(d)(xvi)      Form of Undertaking Letter
(e)(ii)       Form of Schedule A Distribution Agreement
(g)(iv)       Form of Schedule A & C Transfer Agency Agreement
(g)(vi)       Form of Schedule A & C Shareholder Services Agreement
(i)           Opinion of Counsel
(j)           Consents of Independent Accountants
(q)(iii)      Harris Associates Code of Ethics
(q)(v)        TAMRO Code of Ethics
(q)(viii)     Tocqueville Code of Ethics
(q)(x)        Wm Blair Code of Ethics
(q)(xi)       Gardner Lewis Code of Ethics
(q)(xiii)     Wentworth, Hauser and Violich Code of Ethics
(q)(xiv)      Neuberger Berman Code of Ethics


Part C